UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21906

                       Claymore Exchange-Traded Fund Trust
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2009
                                              ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:



         ANNUAL
         REPORT                              CLAYMORE EXCHANGE-TRADED FUND TRUST
August 31, 2009

                                    [PHOTO]

CSD | CLAYMORE/BEACON SPIN-OFF ETF         DEF | CLAYMORE/SABRIENT DEFENSIVE
EEB | CLAYMORE/BNY MELLON BRIC ETF               EQUITY INDEX ETF
XGC | CLAYMORE/BNY MELLON INTERNATIONAL    NFO | CLAYMORE/SABRIENT INSIDER ETF
      SMALL CAP LDRS ETF                   STH | CLAYMORE/SABRIENT STEALTH ETF
OTR | CLAYMORE/OCEAN TOMO GROWTH           CZA | CLAYMORE/ZACKS MID-CAP CORE ETF
      INDEX ETF                            CVY | CLAYMORE/ZACKS MULTI-ASSET
OTP | CLAYMORE/OCEAN TOMO PATENT ETF             INCOME INDEX ETF
RYJ | CLAYMORE/RAYMOND JAMES SB-1 EQUITY   XRO | CLAYMORE/ZACKS SECTOR ROTATION
      ETF                                        ETF

                                                                        [LOGO]
                                                                    CLAYMORE(SM)

                                                                WWW.CLAYMORE.COM
                                                    ... YOUR ROAD TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                             CLAYMORE EXCHANGE-TRADED FUND TRUST

CONTENTS
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DEAR SHAREHOLDER                                                               3
ECONOMIC AND MARKET OVERVIEW                                                   5
MANAGEMENT DISCUSSION OF FUND PERFORMANCE                                      7
FUND SUMMARY & PERFORMANCE                                                    20
OVERVIEW OF FUND EXPENSES                                                     34
PORTFOLIO OF INVESTMENTS                                                      36
STATEMENT OF ASSETS AND LIABILITIES                                           62
STATEMENT OF OPERATIONS                                                       64
STATEMENT OF CHANGES IN NET ASSETS                                            66
FINANCIAL HIGHLIGHTS                                                          70
NOTES TO FINANCIAL STATEMENTS                                                 82
SUPPLEMENTAL INFORMATION                                                      92
BOARD CONSIDERATIONS REGARDING THE RE-APPROVAL OF THE
   INVESTMENT ADVISORY AGREEMENT                                              94
TRUST INFORMATION                                                             95
ABOUT THE TRUST ADVISER                                               Back Cover

                                    [PHOTO]

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o    Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Funds' website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

Dear SHAREHOLDER |

As adviser, Claymore Advisors, LLC ("Claymore" or the "Adviser") is pleased to present the annual shareholder report for 12 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the fiscal year ended August 31, 2009.

The 12 ETFs covered in this report are:

     o Claymore/Beacon Spin-Off ETF (ticker: "CSD"), which was called the Claymore/Clear Spin-Off ETF prior to June 15, 2009

     o Claymore/BNY Mellon BRIC ETF (ticker: "EEB"), which was called the Claymore/BNY BRIC ETF prior to February 16, 2009

     o Claymore/BNY Mellon International Small Cap LDRs ETF (ticker: "XGC"), which was called the Claymore/Great Companies Large-Cap Growth Index ETF prior to July 27, 2009

     o    Claymore/Ocean Tomo Growth Index ETF (ticker: "OTR")

     o    Claymore/Ocean Tomo Patent ETF (ticker: "OTP")

     o Claymore/Raymond James SB-1 Equity ETF (ticker: "RYJ"), which was a closed-end fund called the Claymore/Raymond James SB-1 Equity Fund prior to September 3, 2008

     o Claymore/Sabrient Defensive Equity Index ETF (ticker: "DEF"), which was called the Claymore/Sabrient Defender ETF prior to November 3, 2008

     o    Claymore/Sabrient Insider ETF (ticker: "NFO")

     o    Claymore/Sabrient Stealth ETF (ticker: "STH")

     o    Claymore/Zacks Mid-Cap Core ETF (ticker: "CZA")

     o Claymore/Zacks Multi-Asset Income Index ETF (ticker: "CVY"), which was called the Claymore/Zacks Yield Hog ETF prior to November 3, 2008

     o    Claymore/Zacks Sector Rotation ETF (ticker: "XRO")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory

                                             Annual Report | August 31, 2009 | 3

Claymore Exchange-Traded Fund Trust | DEAR SHAREHOLDER continued

agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions, and we currently offer 35 ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. The index providers design indices using defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track or sample from seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, beginning on page 7.

Sincerely,

/s/ J. Thomas Futrell
---------------------------
J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

4 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

Economic and Market OVERVIEW |

The 12-month period ended August 31, 2009, was characterized by pronounced swings in economic and market trends, with extreme weakness early in the period followed by encouraging market trends that seemed to be signaling a recovery that started in March 2009. Reflecting equity market conditions, the Claymore equity ETFs covered in this report reported negative returns, as did the vast majority of indexed and actively-managed equity ETFs and mutual funds. Most bond funds provided positive returns based upon a bond market recovery during the second half of the period.

Official reports indicate that the U.S. economy has been in a recession since December 2007, a 20-month period by the end of August 2009; this is double the length of the average contraction since 1945. After dropping precipitously in late 2008 and early 2009, economic activity in the U.S. appears to be in a transition from weakness to recovery, responding in part to aggressive action to support credit markets and to stimulate economic growth by the Federal Reserve (the "Fed") and the U.S. Treasury. Gross Domestic Product ("GDP") contracted 1% in the second quarter of 2009, much less than in the prior quarter and better than most economists' expectations. Many economists are now predicting real growth in GDP in the third quarter of 2009, beginning a period of moderate expansion.

World economies have generally followed a similar pattern to that of the U.S., with signs that a recovery may be near following months of extreme weakness. Economic activity in Asia has begun to rebound, with particular strength in China, while more mature markets in Europe remain rather sluggish.

Equity and bond markets were volatile during the 12 months ended August 31, 2009, reaching multi-year lows in March 2009 before beginning to recover in recent months. Reflecting the severity of this recession, as well as the housing and financial crisis that sparked it, investors exhibited extreme discomfort with risk in late 2008 and early 2009. A pivotal event for the capital markets was the September 2008 bankruptcy of Lehman Brothers Holdings Inc. ("Lehman"). After Lehman's demise, the credit markets became so intolerant of risk that they were essentially frozen for a time. As fearful investors sought the protection of U.S. Treasury securities, yield spreads between Treasury securities and bonds with any degree of credit risk widened dramatically, as evidenced by the pronounced declines in the market values of almost all bonds except Treasury securities. In late 2008 and early 2009, bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, performed well, while most other segments of the bond market were down sharply. Beginning in March 2009, investors began to be more comfortable with risk, and lower rated bonds rallied sharply. Most bond indices had positive returns for the 12-month period ended August 31, 2009. The Barclays U.S. Aggregate Bond Index, which measures performance of the U.S. bond market as a whole, returned 7.94% for the period. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 6.09%. The return of the Barclays US Corporate High Yield Index, which measures performance of high yield bonds, was 6.52%.

For the 12-month period ended August 31, 2009, essentially all U.S. equity indices posted negative returns. The return of the Standard & Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -18.25% for the 12-month-period, even after rebounding almost 50% from the low point reached in early March.

                                             Annual Report | August 31, 2009 | 5

CLAYMORE EXCHANGE-TRADED FUND TRUST | ECONOMIC AND MARKET OVERVIEW continued

World equity markets were generally weak through early March and then began to recover. The return of the Morgan Stanley Capital International ("MSCI") World Index, a float-adjusted capitalization-weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world, was -16.43% for the 12 months ended August 31, 2009. Returns of the MSCI Europe-Australasia-Far East ("EAFE") Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was -14.95% for the same period. Emerging markets were generally weaker than developed nations in late 2008 and early 2009, but their recovery thus far has been much more pronounced. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was -9.95% over the same period, but, as of August 31, 2009, this index was up more than 70% from its low point reached in March.

INDEX DEFINITIONS:

All indices described below are unmanaged and it is not possible to invest directly in any index.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") ALL-COUNTRY WORLD EX-US SMALL CAP INDEX represents a segment of companies in the Investable Market Index but not in the Standard Value Index. The Index includes 47 developed and emerging markets excluding the United States as well as Value and Growth style indices based on the Global Industry Classification Standard (GICS).

MSCI EMERGING MARKETS INDEX: A free float-adjusted market capitalization weighted index designed to measure equity market performance in the global emerging markets.

MSCI EAFE INDEX: A capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into US dollars using the London close foreign exchange rates.

MSCI WORLD INDEX: A capitalization-weighted index designed to measure the global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates.

STANDARD & POOR'S ("S&P") 500 INDEX: A capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is generally considered a representation of U.S. stock market.

S&P MIDCAP 400 INDEX: A market-weighted index comprised of 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group representation.

6 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

Management Discussion of FUND PERFORMANCE |

CSD | Claymore/Beacon Spin-Off ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/BEACON SPIN-OFF ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Beacon Spin-Off Index (the "Spin-off Index" or "Index"). Prior to June 15, 2009, the name of the Fund was Claymore/Clear Spin-Off ETF and the Fund sought to replicate an index called the Clear Spin-Off Index.

The Index is comprised of approximately 40 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past two years (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small - and mid-cap companies with capitalizations under $10.0 billion. Beacon Indexes LLC ("Beacon" or the "Index Provider") defines a spin-off company as any company resulting from either of the following events: a spinoff distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -23.42%, representing a change in market price to $16.09 on August 31, 2009, from $21.79 on August 31, 2008. On an NAV basis, the Fund generated a total return of -23.14%, representing a change in NAV to $16.13 on August 31, 2009, from $21.76 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Spin-off Index returned -22.51% and the S&P 500 Index returned -18.25% for the same period. The Fund made an annual distribution of $0.4280 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, information technology was the only sector that made a positive contribution to return; returns of all other sectors were negative. The materials sector was the greatest detractor.

Holdings that contributed strongly to performance include Metavante Technologies, Inc., which provides banking and payments technologies to financial services firms; MF Global Ltd., which provides execution and clearing services for derivative products and other securities; and Dr Pepper Snapple Group, Inc., a bottler and marketer of non-alcoholic beverages (4.6%, 2.5% and 4.6% of total investments, respectively). Positions that detracted from performance include Patriot Coal Corp. (2.4% of total investments), a producer of coal in the eastern United States; Wyndham Worldwide Corporation (not held in the portfolio at period end), a hospitality company that operates hotels and provides vacation services; and The Western Union Company (not held in the portfolio at period end), which is in the business of global money transfer.

                                             Annual Report | August 31, 2009 | 7

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

EEB | Claymore/BNY Mellon BRIC ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/BNY MELLON BRIC ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon BRIC Select ADR Index (the "BNY Mellon BRIC Index" or the "Index"). On February 16, 2009, the name of the Fund changed to Claymore/BNY Mellon BRIC ETF from Claymore/BNY BRIC ETF.

The Index is comprised of American depositary receipts ("ADRs") and global depositary receipts ("GDRs") selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon ("BNY Mellon" or the "Index Provider"). The Fund will at all times invest at least 90% of its total assets in ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. As of August 31, 2009, the Index consisted of 84 securities. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -16.02%, representing a change in market price to $34.55 on August 31, 2009, from $42.98 on August 31, 2008. On an NAV basis, the Fund generated a total return of -15.95%, representing a change in NAV to $34.57 on August 31, 2009, from $42.96 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the BNY Mellon BRIC Index generated a return of -15.55% and the MSCI Emerging Market Index generated a return of -9.95% for the same period. The Fund made an annual distribution of $1.0320 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer staples, utilities and financials sectors made positive contributions to return; the energy and materials sectors were the greatest detractors from returns. Holdings that contributed strongly to performance include Itau Unibanco Holding SA, a Brazilian Bank; Cia de Bebidas das Americas, a Brazilian producer of beer, soft drinks and other beverages; and China Mobile Ltd., a mobile telecommunications company headquartered in Hong Kong (5.4%, 2.1% and 7.1% of total investments, respectively). Positions that detracted from performance include Petroleo Brasileiro SA (ordinary shares ADRs 7.7%, preference shares ADRs 8.9% of total investments), a Brazilian oil and gas service company; Satyam Computer Services Ltd., an information technology company headquartered in India (not held in the portfolio at period end); and Vale SA, formerly Companhia Vale do Rio Doce (common stock 4.3%, preference shares 6.0% of total investments), a Brazilian metals and mining company.

8 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

XGC | Claymore/BNY Mellon International Small Cap LDRs ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP LDRS ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Small Cap Select ADR Index (the "Small Cap Select Index" or the "Index"). Prior to July 27, 2009, the Fund's name was Claymore/Great Companies Large-Cap Growth Index ETF and the Fund sought to replicate an index called the Great Companies Large-Cap Growth Index.

The Small Cap Select Index is comprised of U.S.-listed depositary receipts in American depositary receipt ("ADR") or global depositary receipt ("GDR") form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the New York Stock Exchange ("NYSE"), Nasdaq Stock Market ("NASDAQ") and The NYSE Amex of companies worldwide, excluding the United States and Canada. The Bank of New York Mellon ("BNY Mellon" or the "Index Provider") currently defines small-capitalization companies as those companies with a market capitalization of $250 million to $2 billion market capitalization. The Fund will at all times invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index). Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -18.81%, representing a change in market price to $16.51 on August 31, 2009, from $20.62 on August 31, 2008. On an NAV basis, the Fund generated a total return of -17.87%, representing a change in NAV to $16.54 on August 31, 2009, from $20.42 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index comparison purposes, the combined underlying index returned -17.08% which includes both the returns of the Fund's previous underlying index, the Great Companies Large-Cap Growth Index (August 31, 2008 through July 26,
2009) and the current underlying index, The Bank of New York Mellon Small Cap Select ADR Index (from July 27, 2009 through August 31, 2009). The S&P 500 Index returned -18.25% for the fiscal year ended August 31, 2009.

Effective July 27, 2009 the Fund's investment objective changed such that the Fund now seeks to replicate, before the Fund's fees and expenses, the performance of the Small Cap Select Index, an index comprised of U.S.-listed depositary receipts in American depositary receipt ("ADR") or global depositary receipt ("GDR") form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on U.S exchanges. The company's securities that constituent the Small Cap Select Index are domiciled in developed and emerging market countries. Based upon this change, management believes that instituting a change to the Fund's benchmark from the S&P 500, a domestic index comprised primarily of large capitalization stocks, to the MSCI All-Country World ex-US Small Cap Index (the "MSCI Small Cap Index"), is appropriate. On a going forward basis the Fund's performance will be compared against the MSCI Small Cap Index. Like the Small Cap Select Index, the MSCI Small Cap Index is comprised of small capitalization companies from both developed and emerging market countries providing for a more appropriate comparison. The MSCI Small Cap Index returned -10.47% for the fiscal year ended August 31, 2009.

The Fund made an annual distribution of $0.1770 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer services sector made the strongest contribution to performance, and the financials sector was the greatest detractor from performance. Holdings that contributed strongly to performance include Apple Inc., which designs, manufactures, and markets personal computers, portable digital music players, and mobile communication devices; CME Group Inc., formerly Chicago Mercantile Exchange Holdings Inc., which offers access to a wide range of futures and options from an electronic trading platform and physical trading floors; and Allergan, Inc., a health care company focused on developing and commercializing pharmaceuticals, biologics and medical devices. None of these securities were held in the portfolio at period end. Positions that detracted from performance include AFLAC Inc., a provider of supplemental health and life insurance; and two large banks, U.S. Bancorp and Bank of America Corp. None of these securities were held in the portfolio at period end.

                                             Annual Report | August 31, 2009 | 9

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

OTR | Claymore/Ocean Tomo Growth Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/OCEAN TOMO GROWTH INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Growth Index (the "Ocean Tomo Index" or "Index").

The Index is comprised of approximately 60 stocks selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies consists of the 300 companies that comprise the Ocean Tomo 300(R) Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo Capital, LLC ("Ocean Tomo" or the "Index Provider"). The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -17.76%, representing a change in market price to $21.00 on August 31, 2009, from $25.65 on August 31, 2008. On an NAV basis, the Fund generated a total return of -15.78%, representing a change in NAV to $21.14 on August 31, 2009, from $25.21 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Ocean Tomo Index returned -15.31% and the S&P 500 Index returned -18.25% for the same period.

The Fund made an annual distribution of $0.0700 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer discretionary and information technology sectors made the strongest positive contributions to return; the health care and energy sectors were the greatest detractors. Positions that contributed to performance include Apple, Inc., which designs, manufactures, and markets personal computers, portable digital music players, and mobile communication devices; Research In Motion Ltd., which produces the BlackBerry hand-held device and other wireless solutions for the worldwide mobile communications market; and online retailer Amazon.com, Inc. (15.3%, 4.2% and 3.6% of total investments, respectively). Holdings that detracted from performance include Schlumberger Limited, a supplier of technology, integrated project management and information solutions to customers in the oil and gas industry; Cisco Systems Inc., which designs, manufactures and sells networking and other products related to the communications and information technology industry; and Alcon Inc., a global medical specialty company focused on eye care (the three aforementioned detractors were not held in the portfolio at period end).

10 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

OTP | Claymore/Ocean Tomo Patent ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/OCEAN TOMO PATENT ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Index (the "OT300 Index" or the "Index"). The Index is the first publicly available patent index.

The Index is comprised of approximately 300 securities selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The broad universe of companies includes approximately 1,000 of the most-liquid listed companies without limitations on market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -17.75%, representing a change in market price to $20.74 on August 31, 2009, from $25.84 on August 31, 2008. On an NAV basis, the Fund generated a total return of -17.12%, representing a change in NAV to $20.76 on August 31, 2009, from $25.67 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the OT300 Index returned -16.57% and the S&P 500 Index returned -18.25% for the same period. The Fund made an annual distribution of $0.4430 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, only the information technology sector made a positive contribution to return; the energy and industrials sectors were the greatest detractors from returns. Holdings that contributed strongly to performance include computer Apple Inc., which designs, manufactures, and markets personal computers and other electronic devices; Schering-Plough Corp., a global science-centered health care company; and JPMorgan Chase & Co., a financial holding company (2.7%, 0.8% and 3.0% of total investments, respectively). Positions that detracted from performance include General Electric Co., a diversified technology, media and financial services company; Citigroup Inc., a global diversified financial services holding company; and Procter & Gamble Co., a branded consumer packaged goods company (2.6%, 1.0% and 2.8% of total investments, respectively).

                                            Annual Report | August 31, 2009 | 11

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ RAYMOND JAMES SB-1 EQUITY ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "SB-1 Equity Index" or the "Index").

The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc. ("Raymond James & Associates"), an affiliate of Raymond James Research Services, LLC ("Raymond James" or the "Index Provider"), as of each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates. As of August 31, 2009, the Index consisted of 113 securities with a market capitalization range of $37 million to $152 billion. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will at all times invest at least 80% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. At the close of business on September 3, 2008, the Fund acquired the assets and adopted the financial and performance history of the Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund"), which was organized as a closed-end management investment company. For the period prior to September 3, 2008, the performance information provided relates exclusively to the Predecessor Fund and reflects the operating expenses of the Predecessor Fund. The inception date of the Predecessor Fund was May 19, 2006. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor Fund. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -18.82%, representing a change in market price to $14.26 on August 31, 2009, from $17.62 on August 31, 2008. On an NAV basis, the Fund generated a total return of -19.17%, representing a change in NAV to $14.27 on August 31, 2009, from $17.71 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the SB-1 Equity Index returned -17.91% and the S&P MidCap 400 Index returned -18.17% for the 12 months ended August 31, 2009. The Fund made an annual distribution of $0.0330 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the information technology and consumer discretionary sectors made the strongest positive contributions to return; the energy and industrials sectors were the greatest detractors. Positions that contributed to performance include Oriental Financial Group Inc. (not held in the portfolio at period end), a financial services holding company based in Puerto Rico; American Equity Investment Life Holding Company (not held in the portfolio at period end), which develops and sells index and fixed-rate annuity products; and Atlantic Tele-Network, Inc. (0.9% of total investments), which provides wireless and wireline telecommunications services in North America and the Caribbean. Holdings that detracted from performance include appliance manufacturer Whirlpool Corporation; Kendle International Inc., which provides clinical development services to the biopharmaceutical industry; and Casella Waste Systems Inc., which provides solid waste collection, transfer, disposal and recycling services to residential, commercial, municipal and industrial customers (the three aforementioned detractors were not held in the portfolio at period end).

12 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Defensive Equity Index" or "Index"). On November 3, 2008, the name of the Fund changed to Claymore/Sabrient Defensive Equity Index ETF from Claymore/Sabrient Defender ETF.

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -18.99%, representing a change in market price to $19.38 on August 31, 2009, from $24.60 on August 31, 2008. On an NAV basis, the Fund generated a total return of -18.72%, representing a change in NAV to $19.40 on August 31, 2009, from $24.55 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Defensive Equity Index returned -18.02% and the S&P 500 Index returned -18.25% for the same period.

The Fund made an annual distribution of $0.5000 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer discretionary and information technology sectors made positive contributions to return. The materials and financials sector were the greatest detractors from returns.

Holdings that contributed strongly to performance include Gold Fields Ltd., a gold producer based in South Africa (not held in the portfolio at period end); a preferred issue of Universal Health Services, Inc., which owns and operates acute care hospitals, behavioral health centers, surgical hospitals, ambulatory surgery centers and radiation oncology centers; and Dollar Tree, Inc., which operates discount variety stores (1.0% and 1.1% of total investments, respectively). Positions that detracted from performance include appliance manufacturer Whirlpool Corp.; Manulife Financial Corp., a global provider of financial protection and wealth management products and services; and Eastman Chemical Co., which manufactures and sells a portfolio of chemicals, plastics, and fibers (the three aforementioned detractors were not held in the portfolio at period end).

                                            Annual Report | August 31, 2009 | 13

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

NFO | Claymore/Sabrient Insider ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT INSIDER ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Insider Sentiment Index" or "Index").

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -9.38%, representing a change in market price to $23.50 on August 31, 2009, from $26.79 on August 31, 2008. On an NAV basis, the Fund generated a total return of -9.39%, representing a change in NAV to $23.52 on August 31, 2009, from $26.81 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Insider Sentiment Index returned -8.66% and the S&P 500 Index returned -18.25% for the same period.

The Fund made an annual distribution of $0.5820 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer discretionary sector made the strongest positive contribution to return; other sectors that made positive contributions to return were information technology and financials. The industrials sector was the greatest detractor from return, followed by energy and consumer staples. Holdings that contributed strongly to performance include Central European Distribution Corp. (not held in the portfolio at period end), an integrated spirit beverages company; AFLAC, Inc. (1.1% of total investments), a provider of supplemental health and life insurance; and Ameristar Casinos, Inc. (not held in the portfolio at period end), which owns and operates casino entertainment facilities. Positions that detracted from performance include Bucyrus International, Inc., which designs and manufactures mining equipment; Crosstex Energy, Inc., a natural gas company; and Checkpoint Systems Inc., which manufactures and markets identification, tracking, security and merchandising solutions for the retail industry (the three aforementioned detractors were not held in the portfolio at period end).

14 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

STH | Claymore/Sabrient Stealth ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/SABRIENT STEALTH ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Stealth Index (the "Stealth Index" or the "Index").

The Index is comprised of approximately 150 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs") which have little or no Wall Street analyst coverage (no more than two analysts). The universe of potential Index constituents includes approximately 2,100 listed companies without limitations on market capitalization, but which are mostly small-cap and micro-cap companies with capitalizations under $3.5 billion. The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -33.20%, representing a change in market price to $14.11 on August 31, 2009, from $22.02 on August 31, 2008. On an NAV basis, the Fund generated a total return of -32.91%, representing a change in NAV to $14.19 on August 31, 2009, from $22.04 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Stealth Index returned -32.21% and the S&P 500 Index returned -18.25% for the same period.

The Fund made an annual distribution of $0.5520 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer discretionary and telecommunication services sectors made positive contributions to return; the industrials and financials sectors were the greatest detractors.

Holdings that contributed strongly to performance include Clearwater Paper Corp.(1.8% of total investments), a producer of private label tissue products and bleached paperboard that was spun off from Potlatch Corp. in December 2008; Medifast, Inc. (1.9% of total investments), which produces and sells consumable weight management products; and Dolan Media Co., (not held in the portfolio at period end) a provider of business information and professional services including mortgage default processing to the legal, financial and real estate industries. Positions that detracted from performance include Integral Systems, Inc. (not held in the portfolio at period end), which provides solutions for satellite command and control, integration and testing, data processing, signals analysis, and flight simulation; San Juan Basin Royalty Trust (0.6% of total investments), which collects and distributes royalties from oil and gas producing properties in the San Juan Basin of northwestern New Mexico; and Strategic Hotels & Resorts, Inc. (not held in the portfolio at period end), which owns and operates hotels in urban and resort markets in the United States, Mexico and Europe.

                                            Annual Report | August 31, 2009 | 15

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CZA | Claymore/Zacks Mid-Cap Core ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS MID-CAP CORE ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").

The Index is comprised of 100 stocks selected, based on investment and other criteria, from a universe of mid-capitalization common stocks, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of .95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -13.10%, representing a change in market price to $20.64 on August 31, 2009, from $23.99 on August 31, 2008. On an NAV basis, the Fund generated a total return of -12.44%, representing a change in NAV to $20.63 on August 31, 2009, from $23.80 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks Mid-Cap Core Index returned -11.52% and the S&P 500 Index returned -18.25% for the same period. The Fund made an annual distribution of $0.1650 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer staples and consumer discretionary sectors made positive contributions to return. The utilities and health care sectors were the greatest detractors from returns. Holdings that contributed strongly to performance include hard drive manufacturer Western Digital Corporation; Metavante Technologies, Inc., a provider of banking and payments technologies to financial services firms; and Tyco Electronics Ltd., a provider of engineered electronic components, network solutions, undersea telecommunication systems and wireless systems (the three aforementioned contributors were not held in the portfolio at period end). Positions that detracted from performance include Owens-Illinois, Inc., a manufacturer of glass containers; NCR Corporation, a provider of automatic teller machines, point-of-sale systems and other similar products; and SPX Corp., a global multi-industry manufacturing company (the three aforementioned detractors were not held in the portfolio at period end).

16 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index"). The Index is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones US Select Dividend Index and other benchmark indices. Prior to November 3, 2008, the name of the Fund was Claymore/Zacks Yield Hog ETF and the Fund sought to replicate an index called the Zacks Yield Hog Index.

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S.-listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -14.68%, representing a change in market price to $16.37 on August 31, 2009, from $20.94 on August 31, 2008. On an NAV basis, the Fund generated a total return of -14.63%, representing a change in NAV to $16.37 on August 31, 2009, from $20.93 on August 31, 2008. At the end of the period the Fund's shares were trading at a market price on par with NAV.

For underlying index and broad market comparison purposes, the Zacks Multi-Asset Income Index returned -13.79% and the S&P 500 Index returned -18.25% for the same period. Additionally, the Dow Jones US Select Dividend Index returned -20.03% for the same period.

The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid during the fiscal year ended August 31, 2009, were $0.3530 on September 30, 2008; $0.3540 on December 31, 2008; $0.2870 on March 31, 2009; and
$0.2160 on June 30, 2009.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the industrials and consumer discretionary sectors made positive contributions to return. The financials sector was the greatest detractor from returns.

Holdings that contributed strongly to performance include Protective Life Corporation, an insurance holding company; a preferred issue of Citigroup Inc., a financial services holding company; and Deutsche Bank AG, a global investment bank based in Germany (1.0%, 0.6% and 0.9% of total investments, respectively). Positions that detracted from performance include The Dow Chemical Company, a diversified chemical company; Williams Partners L.P., a natural gas company; and Penn West Energy Trust, a trust that invests in petroleum and natural gas (the three aforementioned detractors were not held in the portfolio at period end).

                                            Annual Report | August 31, 2009 | 17

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

XRO | Claymore/Zacks Sector Rotation ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/ZACKS SECTOR ROTATION ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Sector Rotation Index (or the "Index").

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs") listed on domestic exchanges. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). As of August 31, 2009, the securities included in the Index have market capitalizations in excess of $2.2 billion. The Fund will at all times invest at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the fiscal year ended August 31, 2009.

On a market price basis, the Fund generated a total return of -32.83%, representing a change in market price to $18.35 on August 31, 2009, from $27.55 on August 31, 2008. On an NAV basis, the Fund generated a total return of -32.80%, representing a change in NAV to $18.37 on August 31, 2009, from $27.57 on August 31, 2008. At the end of the period the Fund's shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks Sector Rotation Index returned -32.20% and the S&P 500 Index returned -18.25% for the same period. The Fund made an annual distribution of $0.1380 per share on December 31, 2008 to shareholders of record on December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the 12-month period ended August 31, 2009, the consumer discretionary sectors and consumer staples sectors made the strongest positive contributions to returns; the industrials sector was the greatest detractor.

Holdings that contributed strongly to performance include Metavante Technologies, Inc. (not held in the portfolio at period end), which provides banking and payments technologies to financial services firms; Expedia, Inc., an online travel company; and coffee shop operator Starbucks Corp. (1.4% and 1.6% of total investments, respectively). Positions that detracted from performance include two railroad operators, Union Pacific Corp. and CSX Corp.; and Alcon, Inc., a medical specialty company focused on eye care (the three aforementioned detractors were not held in the portfolio at period end).

18 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK.This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

FOREIGN INVESTMENT RISK. The funds' investments in non-U.S. issuers, although limited to ADRs and GDRs(EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds' investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKETS RISK: Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

INDUSTRY RISK. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

MICRO-, SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP RISK. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

PORTFOLIO TURNOVER RISK. Certain funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore the fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the fund's shareholders, the fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, these funds are not "actively" managed. Therefore, they won't necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the index.

NON-CORRELATION RISK:The funds' return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds' securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK.The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

THE CLAYMORE/BNY MELLON BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

THE CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF is also subject to risks incurred by investing in preferred stocks--some that may be rated below investment grade, REITs, and other investment companies.

THE CLAYMORE/ZACKS SECTOR ROTATION ETF is also subject to various sector risks, which will can cause the NAV of the fund to be more susceptible to factors affecting those sectors.

THE CLAYMORE/OCEAN TOMO PATENT ETF AND THE CLAYMORE/OCEAN TOMO GROWTH INDEX ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the funds. These risks are described further in the Prospectus and Statement of Additional Information.

                                            Annual Report | August 31, 2009 | 19

Claymore Exchange-Traded Fund Trust

Fund SUMMARY & PERFORMANCE | AS OF AUGUST 31, 2009 (unaudited)

CSD | Claymore/Beacon Spin-Off ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    16.09
Net Asset Value                                                      $    16.13
Premium/Discount to NAV                                                  -0.25%
Net Assets ($000)                                                    $    8,066
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 12/15/06)                                  ONE YEAR        ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Beacon Spin-Off ETF
   NAV                                                  -23.14%          -13.80%
   Market                                               -23.42%          -13.87%
--------------------------------------------------------------------------------
Beacon Spin-off Index                                   -22.51%          -13.20%
--------------------------------------------------------------------------------
S&P 500 Index                                           -18.25%           -9.58%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio is 1.08%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.90%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets. Some expenses may fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     29.8%
Consumer Discretionary                                                     22.1%
Financials                                                                 15.6%
Consumer Staples                                                           13.0%
Health Care                                                                 6.4%
Telecommunication Services                                                  4.1%
Industrials                                                                 2.9%
Energy                                                                      2.4%
Materials                                                                   1.0%
--------------------------------------------------------------------------------
Total Common Stock                                                         97.3%
Master Limited Partnerships                                                 2.6%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Discover Financial Services                                                 6.3%
MSCI, Inc. - Class A                                                        5.0%
Metavante Technologies, Inc.                                                4.6%
Lender Processing Services, Inc.                                            4.6%
Dr Pepper Snapple Group, Inc.                                               4.6%
Tyco Electronics Ltd. (Switzerland)                                         4.5%
Scripps Networks Interactive, Inc. - Class A                                4.5%
Covidien PLC (Ireland)                                                      4.4%
Teradata Corp.                                                              4.4%
Lorillard, Inc.                                                             4.3%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                           Claymore/Beacon Spin-Off ETF            S&P 500 Index
--------------------------------------------------------------------------------
12/15/06                                          10000                    10000
                                                9872.92                  9978.97
                                                9904.69                    10001
                                                9904.69                  9987.09
                                                9872.92                  9952.71
                                                9896.74                  9901.21
                                                 9944.4                  9944.38
                                                9992.06                  10016.2
                                                9976.17                  10001.8
                                                9952.34                   9956.9
                                                9952.34                   9956.9
                                                9952.34                   9956.9
                                                9912.63                  9946.85
                                                9936.46                  9959.06
                                                9853.06                  9898.44
                                                9896.74                  9923.53
                                                 9888.8                  9918.41
                                                9936.46                  9938.83
                                                10007.9                    10002
                                                10071.5                  10050.5
                                                10075.5                  10058.7
                                                10071.5                  10050.6
                                                10015.9                    10021
                                                10063.5                  10050.1
                                                  10000                  9997.32
                                                10083.4                  10032.7
                                                10154.9                  10118.3
                                                10043.7                  10004.3
                                                  10139                  9992.24
                                                10166.8                  9982.34
                                                10242.3                  10040.1
                                                10289.9                  10107.5
                                                10337.6                    10164
                                                10365.4                  10181.3
                                                10345.5                  10172.4
                                                  10409                  10179.6
                                                  10413                    10198
                                                  10409                  10186.1
                                                10297.9                  10114.5
                                                10297.9                    10082
                                                10432.9                  10160.4
                                                10508.3                  10240.5
                                                10536.1                  10252.2
                                                10583.8                  10243.5
                                                10615.6                  10272.8
                                                10647.3                  10258.9
                                                10643.4                  10252.5
                                                10627.5                  10217.1
                                                10595.7                  10205.6
                                                10262.1                  9852.08
                                                10305.8                  9909.79
                                                  10274                  9884.22
                                                10154.9                  9771.53
                                                9984.11                  9680.05
                                                10182.7                  9830.42
                                                10210.5                  9808.96
                                                10317.7                  9879.52
                                                10393.2                  9886.26
                                                10448.8                  9913.05
                                                  10278                  9713.83
                                                10317.7                  9779.51
                                                10385.2                  9815.96
                                                10341.5                  9778.38
                                                10480.5                  9884.93
                                                10528.2                  9947.65
                                                10722.8                  10117.8
                                                10742.7                  10114.2
                                                10782.4                  10125.4
                                                10798.2                  10135.1
                                                10770.5                  10072.5
                                                10750.6                   9994.5
                                                10841.9                  10032.3
                                                  10834                  10020.6
                                                  10834                  10020.6
                                                10865.8                  10046.7
                                                10929.3                    10142
                                                11028.6                  10153.3
                                                11076.2                  10187.3
                                                11100.1                  10193.3
                                                11080.2                  10220.2
                                                11024.6                  10154.2
                                                11135.8                  10217.3
                                                11191.4                  10252.9
                                                11334.4                  10363.3
                                                11330.4                  10384.5
                                                11306.6                  10391.8
                                                11183.5                  10379.5
                                                11278.8                  10475.9
                                                11310.6                    10452
                                                11318.5                  10448.3
                                                11461.5                  10555.2
                                                11481.3                    10548
                                                11429.7                  10547.1
                                                11322.5                  10464.5
                                                11290.7                  10492.3
                                                11397.9                  10561.3
                                                11465.5                  10610.1
                                                11513.1                  10633.2
                                                11584.6                  10660.8
                                                11632.2                  10649.2
                                                  11664                  10686.4
                                                11552.8                    10539
                                                11679.9                  10641.7
                                                11707.7                  10623.3
                                                11616.4                  10610.4
                                                11648.1                  10705.1
                                                11640.2                  10696.2
                                                11743.5                  10766.9
                                                11866.6                  10783.5
                                                11965.8                  10776.6
                                                  11950                  10763.8
                                                11775.2                  10660.6
                                                  11950                  10718.9
                                                11961.9                  10736.9
                                                12096.9                  10826.6
                                                  12220                  10829.7
                                                12307.4                  10870.1
                                                12398.7                  10890.6
                                                12370.9                  10832.8
                                                12243.8                  10739.5
                                                11961.9                  10551.3
                                                  12085                  10671.3
                                                12144.6                  10681.7
                                                12017.5                  10567.6
                                                12184.3                  10730.7
                                                12311.4                  10783.1
                                                12398.7                  10853.4
                                                12374.9                  10840.3
                                                12462.3                  10859.3
                                                12339.2                  10711.8
                                                12347.1                  10780.3
                                                12263.7                  10641.4
                                                12140.6                  10607.2
                                                12120.7                  10573.3
                                                12204.1                  10670.7
                                                12212.1                  10666.4
                                                12188.2                  10649.7
                                                12188.2                  10649.7
                                                12303.4                  10763.7
                                                12311.4                  10804.5
                                                  12363                  10808.3
                                                12434.5                  10847.2
                                                12406.7                  10857.2
                                                12295.5                  10703.2
                                                  12367                  10765.7
                                                12486.1                    10971
                                                  12502                  11005.2
                                                12466.2                  10984.1
                                                12470.2                    10983
                                                12422.6                  10961.5
                                                12517.9                  11010.7
                                                12378.9                  10876.2
                                                  12367                  10929.3
                                                12053.2                  10712.9
                                                11981.7                    10763
                                                11687.8                  10511.9
                                                11568.7                  10345.3
                                                11644.2                  10451.6
                                                11568.7                  10319.5
                                                11517.1                  10394.9
                                                  11529                  10442.7
                                                  11247                  10165.7
                                                11306.6                  10411.5
                                                11370.1                    10476
                                                11600.5                  10626.9
                                                11318.5                  10313.9
                                                11378.1                  10317.8
                                                11425.7                  10314.2
                                                11219.2                    10128
                                                11000.8                     9990
                                                10933.3                  10022.9
                                                11131.8                  10269.1
                                                11143.8                  10266.4
                                                11215.2                  10277.5
                                                11374.1                  10398.5
                                                11370.1                  10387.5
                                                11493.2                  10508.4
                                                11465.5                  10419.2
                                                11179.5                    10175
                                                  11390                  10400.8
                                                11358.2                  10357.9
8/31/07                                           11525                  10474.2
                                                  11668                    10584
                                                11513.1                  10467.2
                                                  11525                  10513.5
                                                11322.5                  10335.8
                                                11223.2                    10323
                                                11326.5                  10463.8
                                                11298.7                    10467
                                                11330.4                  10555.8
                                                11358.2                    10558
                                                11231.1                    10504
                                                  11521                  10810.9
                                                11604.5                    10877
                                                11509.1                  10806.3
                                                11616.4                  10856.1
                                                  11525                  10799.1
                                                11473.4                  10795.6
                                                11536.9                    10856
                                                11612.4                  10898.8
                                                11576.7                    10866
                                                11699.8                  11010.5
                                                11719.6                  11007.6
                                                11648.1                  10959.7
                                                11719.6                    10983
                                                11890.4                  11091.2
                                                11878.5                  11055.5
                                                11934.1                  11145.2
                                                11926.1                  11126.9
                                                  11803                  11070.1
                                                11858.6                  11122.8
                                                11719.6                  11029.7
                                                  11660                  10957.2
                                                11624.3                  10977.5
                                                11604.5                  10969.5
                                                11298.7                  10688.6
                                                11374.1                  10729.4
                                                11481.3                  10823.8
                                                11429.7                  10797.6
                                                11378.1                  10787.2
                                                11477.4                  10935.9
                                                11481.3                  10978.1
                                                11421.8                  10907.4
                                                11588.6                  11038.8
                                                11342.3                  10749.8
                                                  11386                  10758.9
                                                11258.9                  10706.4
                                                11306.6                  10835.6
                                                11036.5                    10523
                                                11004.8                  10517.4
                                                10861.8                  10367.4
                                                  10695                  10263.9
                                                10957.1                    10566
                                                10873.7                    10494
                                                10770.5                  10355.9
                                                10818.1                  10410.3
                                                10540.1                  10228.7
                                                10500.4                  10275.2
                                                10377.3                  10112.1
                                                10532.2                    10284
                                                  10282                  10045.1
                                                10345.5                  10195.5
                                                10706.9                    10490
                                                10722.8                  10495.7
                                                10822.1                  10577.3
                                                10877.7                  10515.3
                                                10806.2                  10446.6
                                                10897.5                  10610.9
                                                11028.6                  10771.5
                                                11048.5                  10752.4
                                                11175.5                  10833.5
                                                10925.3                  10559.9
                                                  10969                  10625.2
                                                10897.5                  10638.5
                                                10706.9                  10492.8
                                                10575.8                  10335.4
                                                10655.3                  10400.4
                                                10619.5                  10386.6
                                                10643.4                  10440.2
                                                  10834                  10615.9
                                                10925.3                  10701.7
                                                10841.9                  10710.6
                                                10671.2                  10560.8
                                                10647.3                  10576.2
                                                10623.5                  10503.9
                                                10564.8                  10354.4
                                                10456.9                  10354.5
                                                  10045                  10100.2
                                                  10057                  10132.9
                                                9841.06                  9950.25
                                                9865.05                  10086.6
                                                9993.02                  10166.9
                                                9773.08                  10029.3
                                                9861.06                  10138.4
                                                9605.13                  9885.77
                                                9649.12                  9831.41
                                                 9361.2                  9545.77
                                                9329.21                  9488.27
                                                9209.25                  9383.12
                                                9457.18                  9584.54
                                                9673.11                  9681.24
                                                9537.15                  9527.66
                                                9761.09                  9695.06
                                                9869.05                  9755.23
                                                9793.08                  9709.39
                                                  10105                  9873.88
                                                10304.9                   9994.7
                                                  10137                  9890.34
                                                9825.07                   9574.8
                                                 9721.1                  9505.64
                                                 9701.1                  9582.94
                                                 9697.1                  9542.82
                                                 9701.1                  9599.48
                                                9681.11                  9669.65
                                                9801.07                  9804.94
                                                9637.12                  9673.66
                                                9597.13                  9682.38
                                                9525.16                  9674.47
                                                9569.14                  9755.71
                                                 9389.2                  9633.52
                                                9449.18                  9710.47
                                                9625.13                  9844.78
                                                9737.09                  9912.94
                                                9609.13                  9906.22
                                                9497.16                  9818.79
                                                9225.25                  9553.12
                                                9205.25                  9558.42
                                                9153.27                  9525.55
                                                9221.25                  9580.21
                                                8941.33                  9370.79
                                                8893.34                  9292.14
                                                 8701.4                  9148.84
                                                 9025.3                  9488.85
                                                8969.32                  9406.17
                                                9065.29                  9454.78
                                                8881.35                  9258.49
                                                 8713.4                  9176.92
                                                9105.28                  9566.34
                                                8901.34                  9334.14
                                                9193.25                  9557.62
                                                 9389.2                   9704.1
                                                9413.19                   9726.5
                                                9273.23                  9641.71
                                                9137.27                  9533.25
                                                 9037.3                  9457.85
                                                9185.26                  9511.87
                                                9485.17                  9853.31
                                                9517.16                  9836.23
                                                9525.16                  9849.09
                                                9469.17                  9857.08
                                                9517.16                  9872.54
                                                9445.18                   9825.5
                                                9301.22                  9746.77
                                                9309.22                  9790.84
                                                9137.27                  9592.01
                                                9105.28                  9559.68
                                                9157.27                  9603.75
                                                 9389.2                  9822.74
                                                9397.19                  9829.14
                                                9521.16                  10007.5
                                                9469.17                  9992.17
                                                9333.21                  9904.35
                                                9285.23                  9933.13
                                                9333.21                  9997.14
                                                9421.19                  10062.2
                                                9429.18                    10052
                                                9397.19                  10013.2
                                                 9373.2                  9975.13
                                                9577.14                    10148
                                                9557.15                  10180.8
                                                9513.16                  10135.6
                                                9661.12                  10213.5
                                                9557.15                  10032.7
                                                9609.13                    10070
                                                9629.12                  10004.3
                                                9801.07                  10114.9
                                                9921.04                  10113.3
                                                9957.03                  10155.5
                                                  10037                    10265
                                                9981.02                    10278
                                                9985.02                  10287.6
                                                9857.06                  10192.2
                                                 9705.1                  10029.3
                                                9733.09                  10057.4
                                                9565.14                  9924.68
                                                9641.12                  9992.65
                                                9761.09                  10034.2
                                                9801.07                  10088.9
                                                9809.07                  10104.3
                                                 9705.1                  9998.53
                                                9645.12                  9941.04
                                                9669.11                   9942.7
                                                9861.06                  10137.3
                                                9573.14                  9825.31
                                                9485.17                  9833.47
                                                9461.17                  9809.52
                                                9281.23                  9645.86
                                                9313.22                   9678.2
                                                9445.18                  9824.06
                                                9465.17                  9824.87
                                                 9369.2                  9758.43
                                                9169.26                   9663.8
                                                9165.26                  9702.64
                                                 9025.3                  9522.79
                                                8973.32                  9523.34
                                                8869.35                  9496.65
                                                8941.33                  9552.62
                                                8673.41                  9274.96
                                                8665.41                  9240.75
                                                8669.41                   9252.5
                                                8613.43                  9289.78
                                                8417.49                   9121.2
                                                8309.52                  9131.33
                                                8325.51                  9054.92
                                                 8381.5                  9213.13
                                                8253.54                  9004.25
                                                8265.53                  9067.19
                                                8257.53                  8967.35
                                                8169.56                  8886.37
                                                8105.58                  8789.65
                                                8277.53                   9011.1
                                                8397.49                  9119.66
                                                8393.49                   9122.3
                                                 8357.5                  9117.61
                                                8501.46                  9240.81
                                                8577.44                  9278.37
                                                8305.52                  9064.01
                                                 8381.5                   9101.9
                                                8321.52                  8932.58
                                                8465.47                  9142.02
                                                8529.45                  9295.02
                                                8461.47                  9174.72
                                                8425.48                  9123.57
                                                8237.54                  9041.91
                                                8445.48                  9302.48
                                                8481.47                  9337.94
                                                8397.49                  9171.36
                                                8601.43                  9390.51
                                                8621.43                     9458
                                                8537.45                  9344.46
                                                8553.45                  9320.26
                                                8657.41                  9372.06
                                                8729.39                  9411.39
                                                8621.43                  9269.94
                                                8473.47                  9184.39
                                                8497.46                  9241.94
                                                8533.45                   9265.6
                                                8613.43                  9371.68
                                                8457.47                  9187.81
                                                8517.46                  9221.77
                                                8609.43                  9296.98
                                                8785.38                  9436.47
8/31/08                                          8701.4                  9307.43
                                                8653.42                  9269.65
                                                8597.43                  9255.49
                                                8329.51                  8978.76
                                                 8369.5                  9018.91
                                                8481.47                   9205.4
                                                8141.57                  8891.17
                                                8177.56                  8946.33
                                                8185.56                  9072.73
                                                8245.54                  9092.11
                                                7853.65                  8663.61
                                                7905.64                  8815.35
                                                7441.78                  8400.04
                                                7657.71                  8766.88
                                                8129.57                  9119.74
                                                7805.67                  8771.47
                                                7657.71                  8634.49
                                                7609.73                   8617.5
                                                7629.72                   8786.9
                                                7541.75                   8816.7
                                                6957.92                  8042.14
                                                7217.84                  8478.07
                                                 7041.9                  8440.84
                                                   6698                  8102.13
                                                6490.06                  7992.87
                                                6150.16                  7685.11
                                                5798.27                  7244.12
                                                5722.29                  7165.92
                                                 5354.4                  6620.17
                                                5298.42                  6542.94
                                                5930.23                  7300.67
                                                5910.24                  7261.89
                                                5326.41                  6606.44
                                                5470.37                  6887.47
                                                5502.36                   6844.8
                                                 5706.3                  7171.19
                                                5466.37                  6950.38
                                                5070.49                  6527.72
                                                4986.51                   6610.4
                                                4802.57                   6382.3
                                                4590.63                  6179.57
                                                5078.48                  6846.26
                                                5102.48                  6771.43
                                                5338.41                   6947.4
                                                5522.35                   7054.2
                                                5502.36                  7036.43
                                                 5694.3                  7323.75
                                                5434.38                  6942.16
                                                5142.46                  6595.08
                                                5226.44                  6787.73
                                                5042.49                  6702.71
                                                4814.56                  6555.03
                                                4494.66                  6217.68
                                                4838.56                  6648.86
                                                4626.62                  6372.75
                                                4490.66                  6208.52
                                                4410.68                  6270.82
                                                4050.79                  5887.96
                                                3702.89                     5493
                                                3918.83                  5841.66
                                                4298.72                  6219.89
                                                4370.69                  6261.59
                                                4638.61                  6485.29
                                                 4682.6                  6548.03
                                                4266.73                  5963.73
                                                4450.67                  6202.38
                                                4566.64                  6366.01
                                                4410.68                  6179.71
                                                4630.62                   6405.4
                                                4826.56                  6652.44
                                                 4698.6                  6498.84
                                                4790.57                  6576.82
                                                4614.62                  6390.97
                                                4618.62                  6435.95
                                                4498.66                   6354.6
                                                4658.61                     6681
                                                 4674.6                  6617.24
                                                4646.61                  6477.46
                                                 4702.6                   6496.6
                                                4618.62                  6378.31
                                                4550.64                  6317.57
                                                4386.69                  6357.08
                                                4438.67                  6391.09
                                                4398.69                  6368.45
                                                4538.64                  6525.13
                                                 4805.8                   6617.7
                                                5000.69                  6828.07
                                                4967.51                  6796.38
                                                 5100.2                  6849.48
                                                4971.66                  6647.77
                                                5042.15                  6670.65
                                                4880.44                  6528.59
                                                4727.02                  6381.28
                                                4789.21                  6392.93
                                                4648.23                  6179.61
                                                4673.11                  6188.04
                                                4756.04                  6234.85
                                                4519.69                  5905.62
                                                4718.72                  6163.84
                                                4606.77                  6070.53
                                                4656.53                  6103.22
                                                4702.14                  6137.15
                                                4727.02                  6204.18
                                                 4859.7                  6413.18
                                                4731.16                  6201.22
                                                4639.94                  6059.92
                                                4681.41                  6056.74
                                                 4751.9                  6152.72
                                                4673.11                  6111.18
                                                4739.46                  6211.61
                                                4863.85                  6381.25
                                                4888.73                  6390.96
                                                4714.58                  6077.19
                                                4756.04                  6128.19
                                                4830.68                  6140.26
                                                4809.95                  6079.61
                                                4610.91                   5803.7
                                                 4573.6                  5799.32
                                                4540.42                  5733.39
                                                4490.67                  5669.17
                                                4328.95                  5472.61
                                                4465.79                  5692.13
                                                4399.44                  5632.84
                                                4349.68                  5545.16
                                                4279.19                  5414.67
                                                4051.14                   5162.3
                                                4080.16                  5129.26
                                                4138.21                  5253.02
                                                3972.35                  5029.97
                                                3984.79                  5037.36
                                                3922.59                  4987.43
                                                4109.19                  5305.32
                                                4121.63                  5320.09
                                                4324.81                  5537.78
                                                4370.42                   5580.8
                                                4337.25                   5561.3
                                                4482.37                   5740.1
                                                4577.74                  5860.03
                                                4548.72                  5783.98
                                                4469.93                  5669.79
                                                4756.04                   6072.2
                                                4631.65                  5948.41
                                                4673.11                  6005.72
                                                4872.14                  6145.83
                                                4756.04                  6022.01
                                                4581.89                  5812.67
                                                4635.79                  5888.97
                                                4760.19                   5987.6
                                                4955.07                  6159.95
                                                5000.69                  6220.02
                                                4975.81                  6168.54
                                                4888.73                  6025.31
                                                5000.69                  6096.45
                                                5249.48                  6328.53
                                                5220.45                   6345.1
                                                5112.64                  6217.93
                                                5174.84                  6296.06
                                                 5278.5                  6394.11
                                                5353.14                  6425.84
                                                5091.91                  6151.06
                                                5274.36                  6281.76
                                                5249.48                  6234.84
                                                5191.43                   6296.8
                                                5274.36                  6402.54
                                                5195.57                  6338.07
                                                5212.16                  6320.96
                                                5357.29                  6458.35
                                                5369.73                   6452.6
                                                 5394.6                  6487.58
                                                5610.22                  6707.26
                                                 5635.1                   6682.7
                                                5701.45                  6801.39
                                                5614.37                  6711.92
                                                5796.82                  6873.49
                                                 5635.1                  6728.04
                                                5630.95                  6721.77
                                                5440.22                  6543.77
                                                5527.29                   6612.3
                                                5523.15                  6538.02
                                                5647.54                  6737.32
                                                5630.95                  6726.83
                                                5606.08                  6692.84
                                                5543.88                  6582.64
                                                5527.29                  6572.91
                                                5668.27                  6745.81
                                                5552.17                  6619.09
                                                5606.08                  6722.28
                                                5684.86                  6813.51
                                                 5875.6                   6989.7
                                                5904.62                  7003.55
                                                5829.99                  6908.74
                                                 5937.8                  6989.42
                                                 5929.5                  6972.23
                                                5888.04                  6966.63
                                                5921.21                  6991.43
                                                5904.62                  6967.41
                                                5941.94                  7011.79
                                                5917.06                  7021.79
                                                5776.08                  6854.93
                                                5659.98                  6767.74
                                                5659.98                  6758.52
                                                5709.74                  6816.34
                                                5734.62                  6837.54
                                                5548.02                  6629.38
                                                5514.85                  6644.77
                                                5539.73                  6688.31
                                                5664.13                  6831.76
                                                5713.89                  6823.13
                                                5726.32                  6885.18
                                                5730.47                  6827.03
                                                5817.55                  6857.56
                                                5676.57                  6657.88
                                                5664.13                  6675.12
                                                5543.88                  6543.76
                                                5498.27                  6536.73
                                                5514.85                  6559.98
                                                   5519                  6533.57
                                                5651.69                  6697.18
                                                5705.59                  6732.75
                                                5854.87                  6932.48
                                                5950.24                  6992.67
                                                5979.26                  6989.93
                                                6066.34                  7069.88
                                                6049.75                  7095.62
                                                6041.46                  7093.15
                                                6190.73                  7258.41
                                                6248.78                   7280.5
                                                6244.64                  7302.17
                                                6215.61                  7283.19
                                                6228.05                  7250.87
                                                 6348.3                  7338.05
                                                6352.45                  7343.41
                                                6485.14                   7456.1
                                                6510.01                  7478.77
                                                6456.11                  7459.53
                                                6439.52                  7418.59
                                                6543.19                  7518.38
                                                6530.75                  7493.46
                                                6510.01                  7400.78
                                                6601.24                  7488.78
                                                6667.58                  7540.82
                                                6605.38                  7476.55
                                                6456.11                  7296.72
                                                6539.04                  7372.03
                                                6576.36                  7423.59
                                                6688.31                  7505.28
                                                6796.12                   7646.4
                                                6825.15                  7642.33
                                                6804.42                  7660.46
                                                6808.56                  7662.15
                                                6783.68                  7684.33
                                                6771.24                  7670.14
8/31/09                                         6688.31                  7608.53

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

EEB | Claymore/BNY Mellon BRIC ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    34.55
Net Asset Value                                                      $    34.57
Premium/Discount to NAV                                                  -0.06%
Net Assets ($000)                                                    $  753,724
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 9/21/06)                                  ONE YEAR         ANNUALIZED
--------------------------------------------------------------------------------
Claymore/ BNY Mellon BRIC ETF
   NAV                                                 -15.95%            14.19%
   Market                                              -16.02%            14.18%
--------------------------------------------------------------------------------
Bank of New York Mellon BRIC Select ADR Index          -15.55%            14.93%
MSCI Emerging Markets Index                             -9.95%             4.98%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.61%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.64%, while the Fund's annualized gross operating expense ratio was determined to be 0.69%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Energy                                                                     27.1%
Financials                                                                 17.4%
Materials                                                                  17.2%
Telecommunication Services                                                 16.4%
Information Technology                                                      7.0%
Consumer Staples                                                            4.5%
Utilities                                                                   3.5%
Industrials                                                                 2.8%
Consumer Discretionary                                                      2.6%
Health Care                                                                 1.2%
--------------------------------------------------------------------------------
Total Common and Preferred Stocks                                          99.7%
--------------------------------------------------------------------------------
Exchange Traded Funds                                                       0.1%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
COUNTRY BREAKDOWN                                                    INVESTMENTS
--------------------------------------------------------------------------------
Brazil                                                                     52.7%
China                                                                      33.0%
India                                                                      10.6%
Russia                                                                      3.6%
United States                                                               0.1%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
CURRENCY DENOMINATION                                                INVESTMENTS
--------------------------------------------------------------------------------
United States Dollar                                                      100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference Shares, ADR                              8.9%
Petroleo Brasileiro SA, ADR                                                 7.7%
China Mobile Ltd., ADR                                                      7.1%
Vale SA, Preference Shares, ADR                                             6.0%
Itau Unibanco Holding SA, Preference Shares, ADR                            5.4%
Vale SA, ADR                                                                4.3%
Banco Bradesco SA, Preference Shares, ADR                                   4.0%
China Life Insurance Co. Ltd., ADR                                          3.6%
CNOOC Ltd., ADR                                                             3.5%
Infosys Technologies Ltd., ADR                                              3.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]
                                                                   MSCI Emerging
                                  Claymore/BNY BRIC ETF            Markets Index
--------------------------------------------------------------------------------
9/21/06                                           10000                    10000
                                                9837.27                  9834.63
                                                9902.36                  9808.61
                                                9991.86                  9876.52
                                                10101.7                  9978.74
                                                  10179                  10037.2
                                                10174.9                  10006.5
                                                10215.6                  10044.5
                                                10105.8                  9976.17
                                                10349.9                  9958.74
                                                10459.7                  10093.9
                                                10406.8                  10081.5
                                                10467.9                  10065.8
                                                10549.2                    10115
                                                10528.9                  10110.4
                                                10789.3                  10170.3
                                                10825.9                  10339.9
                                                10927.6                  10402.7
                                                10789.3                  10333.5
                                                10821.8                  10371.4
                                                10850.3                  10390.7
                                                10801.5                  10386.5
                                                10846.2                  10348.4
                                                10939.8                    10388
                                                11053.7                  10444.8
                                                11114.7                  10508.6
                                                10976.4                    10486
                                                10882.8                  10375.2
                                                  11013                  10481.7
                                                11021.2                  10586.1
                                                11049.6                  10575.2
                                                11155.4                  10648.1
                                                11379.2                  10708.8
                                                11346.6                  10791.5
                                                11362.9                  10765.2
                                                11436.1                    10844
                                                11411.7                  10851.7
                                                11403.6                  10828.9
                                                11554.1                  10921.4
                                                11631.4                  10926.4
                                                11537.8                  10964.1
                                                  11485                  10868.7
                                                11493.1                  10873.4
                                                11611.1                  10959.3
                                                11753.5                  11077.8
                                                11745.3                  11117.1
                                                11480.9                  11119.1
                                                11464.6                  10989.1
                                                11773.8                  11163.1
                                                11838.9                  11260.8
                                                11733.1                    11282
                                                11936.5                    11329
                                                12168.4                  11445.9
                                                12099.3                  11483.3
                                                12074.9                    11485
                                                12054.5                  11408.1
                                                12148.1                  11360.8
                                                12009.8                  11280.2
                                                  12026                  11288.3
                                                12266.1                  11427.5
                                                  12319                  11490.8
                                                12278.3                  11538.5
                                                12270.1                  11360.7
                                                12298.6                    11503
                                                12294.5                  11507.3
                                                  12323                  11509.8
                                                12603.7                    11516
                                                12912.9                  11670.5
                                                12945.5                  11735.1
                                                12907.1                  11767.9
                                                13078.2                    11877
                                                12862.3                  11695.7
                                                12450.8                  11531.5
                                                12666.7                  11468.2
                                                12291.9                  11321.3
                                                12194.1                  11186.5
                                                12357.1                  11273.3
                                                12568.9                  11412.7
                                                  12573                  11551.7
                                                12568.9                  11534.7
                                                12442.6                  11575.4
                                                12654.5                  11574.5
                                                  12736                  11664.1
                                                13041.5                  11691.3
                                                13188.2                  11822.2
                                                12801.2                  11782.2
                                                12882.6                  11646.3
                                                  12683                  11553.5
                                                12923.4                  11614.6
                                                12927.5                  11641.2
                                                13045.6                  11786.1
                                                13021.2                  11875.9
                                                  13066                  11907.4
                                                13167.8                  11992.9
                                                13098.6                  11992.2
                                                13131.2                  11944.8
                                                12911.2                  11935.7
                                                12784.8                  11777.2
                                                12878.6                  11821.8
                                                13061.9                  11992.9
                                                13078.2                  12080.5
                                                13118.9                  12106.1
                                                13163.8                  12098.9
                                                13228.9                  12114.1
                                                13237.1                    12196
                                                13061.9                  12148.9
                                                13061.9                  12151.8
                                                11986.3                  11778.7
                                                12287.8                  11572.1
                                                12112.6                  11400.7
                                                11864.1                    11343
                                                11505.5                  10911.6
                                                12063.7                  11177.1
                                                11953.7                  11197.2
                                                12234.8                  11416.8
                                                12287.8                  11502.7
                                                12414.1                  11584.1
                                                11937.4                  11500.4
                                                12100.4                  11285.9
                                                12141.1                    11436
                                                12051.5                  11425.5
                                                12369.3                  11566.3
                                                12487.4                  11627.2
                                                12817.5                  11768.1
                                                12813.4                  11929.6
                                                12829.7                  11952.9
                                                12898.9                  11978.9
                                                12752.3                  11936.4
                                                12609.7                  11829.8
                                                12972.3                  11971.6
                                                12837.8                  12032.9
                                                12919.3                  12022.2
                                                13135.2                  12141.9
                                                13228.9                  12276.7
                                                13241.2                  12315.2
                                                13371.5                  12401.5
                                                13428.6                    12447
                                                13338.9                  12490.5
                                                13514.1                  12489.2
                                                13636.4                  12562.8
                                                  13889                  12715.9
                                                13819.7                  12688.2
                                                13795.3                    12656
                                                13640.4                  12509.7
                                                13856.4                  12709.3
                                                13738.2                    12726
                                                13742.3                  12717.7
                                                13954.2                  12752.2
                                                13831.9                  12763.7
                                                13746.4                  12665.1
                                                13473.4                    12590
                                                13489.7                  12579.8
                                                13738.2                  12659.1
                                                13925.6                  12808.5
                                                13990.8                  12923.2
                                                13970.5                  12979.3
                                                13909.3                  12900.1
                                                14186.4                  12973.5
                                                13823.8                  12919.9
                                                14267.9                  12880.3
                                                  14223                  12977.5
                                                  14276                  12910.2
                                                14667.1                  13059.9
                                                14634.5                  13051.4
                                                14699.7                  13086.2
                                                  14826                  13195.5
                                                14728.2                  13240.4
                                                14610.1                  13221.8
                                                14202.7                  13058.5
                                                14536.8                  13077.8
                                                14483.8                  13097.1
                                                14642.7                  13009.4
                                                14748.6                  13213.5
                                                15082.7                    13437
                                                  14989                  13476.4
                                                14956.4                    13491
                                                14679.4                  13341.5
                                                14353.4                  13287.5
                                                14707.9                  13128.6
                                                14903.4                  13225.5
                                                14667.1                  13224.7
                                                14997.2                  13239.9
                                                15286.4                  13517.2
                                                15600.1                  13686.4
                                                15746.8                  13849.2
                                                15771.2                  13849.8
                                                15579.8                  13883.5
                                                15942.4                  13921.7
                                                15706.1                  13887.8
                                                15543.1                  13798.5
                                                  15486                    13718
                                                15632.7                  13640.1
                                                15710.1                  13789.6
                                                  15702                  13832.9
                                                  16089                  14008.3
                                                16276.5                  14220.5
                                                  16305                  14331.2
                                                16541.3                  14444.8
                                                  16745                  14619.2
                                                  16419                  14581.5
                                                16602.4                  14551.8
                                                17148.3                  14767.2
                                                17229.8                  14975.7
                                                17042.4                  14901.3
                                                17119.8                  14900.4
                                                16977.2                  14798.7
                                                17217.6                  14955.9
                                                17050.5                    15047
                                                17396.8                  15207.9
                                                16708.3                  15125.8
                                                16826.5                  15008.5
                                                16007.5                  14671.4
                                                15889.4                  14200.9
                                                16370.2                  14323.7
                                                16272.4                  14562.8
                                                16076.8                  14064.8
                                                16207.2                    14150
                                                15547.2                  14143.2
                                                15640.9                  13861.3
                                                15689.8                  13923.2
                                                16203.1                  14317.2
                                                15547.2                  14133.8
                                                15327.2                  13666.8
                                                15323.1                  13805.4
                                                14862.7                  13609.1
                                                14133.4                  13283.4
                                                13583.4                  12535.9
                                                14308.6                    12551
                                                14406.4                  13024.9
                                                14463.4                  13001.6
                                                15282.3                  13336.8
                                                15347.5                  13571.6
                                                  15922                  13631.3
                                                16353.9                  13890.3
                                                15339.4                  13772.5
                                                16133.8                  13741.2
                                                16003.5                  13921.3
8/31/07                                         16577.9                  14253.3
                                                16903.9                  14310.1
                                                16504.6                  14237.5
                                                16765.3                  14354.4
                                                16296.8                  14283.5
                                                16329.4                  14115.9
                                                16687.9                  14280.4
                                                  16745                  14305.5
                                                17042.4                  14458.2
                                                17107.6                  14542.1
                                                16907.9                  14426.3
                                                17967.2                  14549.6
                                                18081.3                  15043.9
                                                17922.4                  15149.3
                                                18313.6                  15247.8
                                                18798.4                  15426.1
                                                18973.6                  15367.9
                                                19315.8                  15518.2
                                                19865.8                  15800.6
                                                19723.2                  15827.4
                                                20472.9                  16000.4
                                                20542.1                  16344.7
                                                19486.9                  16202.2
                                                19682.5                  16106.8
                                                20574.7                  16369.2
                                                20362.9                  16429.1
                                                20880.3                    16565
                                                20929.2                    16709
                                                20684.7                    16946
                                                21438.5                  16775.6
                                                21560.7                  16960.4
                                                  21031                  16752.3
                                                22171.8                  16821.3
                                                22061.8                  16811.3
                                                20888.4                  16604.5
                                                21124.8                  16224.4
                                                22008.8                  16676.7
                                                21719.6                  16632.4
                                                21845.9                    16878
                                                22636.3                  17239.9
                                                23300.4                  17594.3
                                                22827.8                    17510
                                                23557.1                  17592.4
                                                22685.2                  17464.5
                                                22807.4                  17231.3
                                                21707.4                  16916.4
                                                22424.4                  17160.1
                                                21495.5                  17142.2
                                                22118.8                  16863.4
                                                21377.3                  16810.3
                                                19825.1                  16208.3
                                                21462.9                  16316.9
                                                21560.7                  16838.8
                                                21002.5                  16638.6
                                                  21467                  16390.3
                                                20501.4                  16144.2
                                                20961.8                  16162.8
                                                19861.8                  15637.4
                                                20305.8                    15607
                                                19629.5                    15803
                                                20155.1                    15632
                                                  21357                  15839.5
                                                21336.6                  16143.4
                                                21552.5                  16345.4
                                                21442.5                  16360.7
                                                21422.2                  16409.3
                                                  22400                  16707.2
                                                22835.9                  16853.1
                                                  22677                  16882.4
                                                  22620                  16806.6
                                                21821.4                  16836.8
                                                22359.2                    16744
                                                21752.2                  16351.6
                                                21340.7                  16119.5
                                                  20151                  15583.9
                                                20786.6                  15658.3
                                                20961.8                  15757.7
                                                21238.8                  15744.2
                                                21780.7                  16007.8
                                                22314.4                  16293.4
                                                22404.1                  16373.8
                                                21866.2                  16438.2
                                                21866.2                  16420.7
                                                21802.3                  16402.7
                                                  21700                    16270
                                                21679.6                  16168.5
                                                21045.2                  16135.9
                                                  21082                  15905.4
                                                21020.6                  16074.5
                                                21728.7                  16162.7
                                                22047.9                  16087.4
                                                21429.9                  15989.5
                                                21515.8                  16048.7
                                                20230.7                  15760.9
                                                19309.8                  15120.1
                                                18757.3                  15031.8
                                                19174.8                  14972.8
                                                18462.6                  13719.4
                                                18708.2                  13905.7
                                                19129.7                  14277.8
                                                19101.1                  14644.8
                                                19444.9                  14344.7
                                                19465.3                    14544
                                                19211.6                  14393.2
                                                  19539                  14355.7
                                                20107.9                  14769.9
                                                20255.3                  15068.5
                                                19092.9                  14877.7
                                                18818.7                  14575.5
                                                19170.7                  14452.1
                                                19162.5                    14451
                                                19579.9                  14303.4
                                                19792.8                  14529.7
                                                20230.7                  14665.3
                                                19948.3                  14985.8
                                                20103.8                  14960.3
                                                20447.6                  15224.4
                                                20721.8                  15037.2
                                                20443.5                    15237
                                                20689.1                    15182
                                                20856.9                  15332.1
                                                21143.4                  15475.4
                                                  21524                  15721.4
                                                  21389                  15737.1
                                                20459.9                  15415.4
                                                  20554                  15115.2
                                                19911.5                  15001.2
                                                  20464                  15080.3
                                                19706.8                  15108.6
                                                19297.6                  14755.6
                                                  18790                  14447.5
                                                20001.5                  14770.8
                                                19702.7                  14939.5
                                                19518.6                  14526.3
                                                18867.8                  14432.3
                                                18167.9                  13800.4
                                                19080.6                    14073
                                                17701.3                  14084.2
                                                  17775                    13821
                                                18192.5                    14176
                                                18884.2                  14595.7
                                                18835.1                  14636.8
                                                18638.6                  14625.2
                                                18691.8                  14706.7
                                                18691.8                  14599.6
                                                19506.3                  14722.2
                                                19657.7                  15038.7
                                                19985.1                  15108.2
                                                20107.9                  15140.4
                                                20320.7                  15350.5
                                                20283.9                  15257.2
                                                19993.3                  15216.4
                                                20185.7                  15329.4
                                                19784.6                  15354.6
                                                19850.1                  15157.2
                                                20173.4                  15232.8
                                                20762.8                  15420.9
                                                20832.3                  15543.8
                                                21049.3                  15565.6
                                                21417.6                  15714.4
                                                  21303                  15753.7
                                                21614.1                  15785.8
                                                21323.5                  15721.1
                                                21417.6                  15746.4
                                                21352.1                  15819.6
                                                20938.8                  15633.1
                                                21675.5                  15784.4
                                                21986.5                  15803.2
                                                22342.6                  16002.7
                                                  22359                  16036.3
                                                22604.5                  16114.2
                                                21757.3                  15991.4
                                                21974.2                  15865.6
                                                21892.4                  15763.1
                                                22150.2                  15838.4
                                                22330.3                  15992.7
                                                22268.9                  16021.5
                                                22751.9                    16207
                                                23218.4                  16459.5
                                                23316.7                  16587.7
                                                23116.1                  16382.4
                                                22960.6                  16375.8
                                                22686.4                  16228.4
                                                  22494                  16044.1
                                                22150.2                  15834.7
                                                  22670                  15881.4
                                                22444.9                    15968
                                                22678.2                  16077.2
                                                22563.6                  16051.1
                                                21851.4                  15824.3
                                                21356.2                  15598.1
                                                  22228                  15746.2
                                                21491.3                  15724.4
                                                21421.7                  15521.7
                                                20750.5                  15133.9
                                                20382.1                  15045.5
                                                  20640                  14935.9
                                                20803.7                  14896.9
                                                20910.1                  15070.9
                                                21233.4                  15217.6
                                                21057.4                  15151.3
                                                20955.1                  14993.8
                                                20222.5                  14777.8
                                                20296.2                  14635.1
                                                  20243                    14527
                                                20766.9                  14724.3
                                                  20067                  14638.4
                                                20095.6                  14440.8
                                                20300.3                  14473.8
                                                19919.7                  14229.7
                                                19211.6                  14080.8
                                                19113.4                  13766.9
                                                19109.3                  13833.8
                                                19060.2                  13628.3
                                                18683.6                  13820.2
                                                19092.9                  13816.4
                                                18945.6                  13903.2
                                                19031.5                  13906.6
                                                18736.8                  13551.1
                                                19219.8                  13559.4
                                                18949.7                  13768.5
                                                18974.2                  13646.6
                                                19268.9                  13905.8
                                                19166.6                  13831.4
                                                19125.7                  14022.9
                                                18290.7                  13932.6
                                                18262.1                  13689.7
                                                18049.2                  13688.3
                                                18413.5                  13574.8
                                                19092.9                  13884.8
                                                18757.3                  13927.8
                                                18462.6                  13767.3
                                                17803.7                  13481.3
                                                18008.3                  13363.6
                                                18356.2                  13535.2
                                                17926.5                  13481.4
                                                  17820                  13241.5
                                                17418.9                  13250.3
                                                17087.4                    13144
                                                17308.4                  13030.9
                                                17459.9                  13168.3
                                                17083.3                  13008.3
                                                16772.3                  12856.3
                                                16870.5                  12627.3
                                                17504.9                  12877.1
                                                17631.8                  12821.3
                                                17541.7                  12809.3
                                                17189.8                  12731.8
                                                  17243                  12575.5
                                                17738.2                  12780.2
                                                17709.5                  12823.6
8/31/08                                         17582.7                  12815.3
                                                17582.7                  12815.3
                                                17058.8                  12446.1
                                                16690.4                  12224.1
                                                15892.3                  11974.4
                                                15970.1                  11711.9
                                                15826.8                  12099.8
                                                14738.2                  11647.5
                                                15053.3                  11520.1
                                                15090.2                  11264.1
                                                  15655                    11479
                                                14304.3                  11081.5
                                                14545.8                  10536.5
                                                13309.8                  10326.4
                                                14226.6                  10312.3
                                                15933.3                  11357.6
                                                15528.1                    11478
                                                14779.1                  11153.7
                                                14946.9                    11167
                                                15548.5                  11261.2
                                                14971.5                  11065.7
                                                12933.2                  10412.5
                                                14312.5                  10572.6
                                                14185.6                  10562.6
                                                12929.2                  10204.5
                                                12560.8                  9965.88
                                                11582.6                  9020.73
                                                10485.8                  8858.96
                                                10342.5                  8143.63
                                                9810.44                  8319.18
                                                9630.35                  7956.67
                                                11946.9                  8545.73
                                                11648.1                  9058.16
                                                9708.12                  8380.22
                                                  10232                  7751.45
                                                10215.6                  7642.32
                                                11017.8                  7948.08
                                                10260.7                  7808.25
                                                9000.06                  7195.88
                                                9061.46                  6921.71
                                                8201.97                  6379.33
                                                 7788.6                  6114.94
                                                 9094.2                  6526.67
                                                9388.88                  6831.43
                                                10342.5                  7555.46
                                                10219.7                  7679.12
                                                10391.6                  7865.49
                                                11304.3                  8118.73
                                                10015.1                  8078.84
                                                9270.19                  7508.92
                                                10096.9                  7604.56
                                                10191.1                  7850.36
                                                 9548.5                  7481.68
                                                8762.68                  7183.57
                                                9871.83                  7057.79
                                                9065.55                   7141.2
                                                8955.04                  7004.56
                                                 8754.5                  6740.47
                                                7948.21                  6593.91
                                                7281.09                  6253.85
                                                8210.15                  6298.79
                                                8774.96                  6541.09
                                                 8750.4                  6742.18
                                                9597.61                  6915.99
                                                 9376.6                  7101.06
                                                8414.79                  6918.33
                                                8836.35                  6754.64
                                                8885.47                  6783.66
                                                 8525.3                  6761.99
                                                8950.95                  6704.79
                                                 9548.5                  7240.22
                                                9380.69                  7246.84
                                                9978.24                   7582.7
                                                9908.67                  7669.64
                                                9998.71                  7438.48
                                                9847.27                  7586.72
                                                10637.2                  7711.01
                                                10342.5                  7903.81
                                                10019.2                  7960.16
                                                10080.6                   7849.1
                                                9626.26                  7650.69
                                                9384.79                  7495.76
                                                9000.06                   7467.1
                                                9032.81                  7438.74
                                                9049.18                  7525.05
                                                9352.04                  7637.68
                                                9921.76                  7654.89
                                                10571.5                  7843.49
                                                10892.1                  8087.02
                                                11187.1                  8201.21
                                                10353.5                  8036.69
                                                10374.9                  7809.74
                                                10229.5                  7715.14
                                                9669.55                  7472.68
                                                 9729.4                  7441.38
                                                9207.87                  7332.74
                                                9408.79                  7113.96
                                                9515.66                  7266.54
                                                 8780.4                  6992.34
                                                9344.67                   6960.3
                                                8985.59                  6950.19
                                                9143.75                  6856.37
                                                9182.23                  6972.45
                                                9301.92                  7013.78
                                                9814.89                  7206.32
                                                9413.06                   7195.8
                                                9348.94                  7160.53
                                                9267.72                   6993.9
                                                9485.73                  7105.03
                                                   9661                   7248.7
                                                9955.96                  7256.84
                                                10524.5                  7540.29
                                                10498.9                  7639.05
                                                  10003                   7592.7
                                                10084.2                  7486.69
                                                10067.1                   7340.5
                                                  10174                  7497.73
                                                9438.71                  7046.16
                                                9430.16                  6984.75
                                                9404.51                  7053.48
                                                9148.03                  6798.31
                                                8741.92                  6901.72
                                                9263.45                  6801.58
                                                9182.23                  6838.08
                                                9156.58                   6844.7
                                                9019.78                  6756.61
                                                8387.12                  6429.59
                                                8536.73                  6444.64
                                                9173.68                  6678.96
                                                8810.32                  6607.96
                                                8818.87                  6610.71
                                                8664.98                  6571.61
                                                9323.29                  6808.61
                                                9263.45                  6941.56
                                                 9592.6                   6988.8
                                                   9661                  7152.05
                                                9631.08                  7310.77
                                                9861.92                  7341.69
                                                10041.5                  7368.23
                                                10075.7                  7552.78
                                                9870.46                  7492.79
                                                  10734                  7849.92
                                                10400.5                  7880.14
                                                10524.5                  7960.61
                                                  10781                  8127.46
                                                10417.6                  8013.54
                                                9930.31                  7611.81
                                                10028.6                  7727.59
                                                10409.1                  7874.97
                                                11020.4                   8313.5
                                                11191.4                  8369.62
                                                11033.2                  8449.91
                                                10862.2                  8353.27
                                                11016.1                  8276.48
                                                11567.5                  8584.32
                                                11678.7                  8693.63
                                                11409.4                  8761.43
                                                11580.4                  8740.09
                                                11691.5                  8806.48
                                                11593.2                   8739.8
                                                11007.6                  8606.77
                                                11281.1                  8522.58
                                                  11123                  8550.16
                                                  11388                   8695.3
                                                11644.5                   8805.7
                                                  11264                  8612.38
                                                11246.9                  8480.35
                                                  11730                  8777.64
                                                  11683                  9013.51
                                                12020.7                  9014.93
                                                12892.7                   9535.6
                                                12807.2                  9581.84
                                                13080.8                  9690.04
                                                12674.7                  9732.34
                                                13140.7                  9872.66
                                                12926.9                  9852.25
                                                12875.6                  9821.18
                                                12302.8                  9667.96
                                                12559.3                  9526.42
                                                  12414                  9643.17
                                                13256.1                  9925.03
                                                13345.9                  10164.8
                                                13388.6                  10304.9
                                                  13115                  10099.2
                                                13247.5                  10174.1
                                                13495.5                  10093.9
                                                  13504                  10294.6
                                                13901.6                  10398.1
                                                14068.3                  10553.6
                                                14773.6                  10951.2
                                                14641.1                  10861.9
                                                14025.5                  10707.2
                                                14435.9                  10675.5
                                                14465.8                  10747.3
                                                14346.2                  10546.7
                                                14414.6                  10532.4
                                                14551.3                    10778
                                                14927.5                  10804.9
                                                14666.8                  10794.6
                                                14055.5                  10518.3
                                                13717.8                  10447.1
                                                13606.6                  10236.3
                                                13572.4                  10168.7
                                                13657.9                  10261.3
                                                12926.9                  10070.3
                                                  13115                  9895.96
                                                13311.7                  10143.2
                                                13730.6                  10258.6
                                                13901.6                  10418.8
                                                13918.7                  10457.5
                                                13717.8                  10411.5
                                                13867.4                  10574.3
                                                13414.3                  10479.9
                                                13290.3                  10283.5
                                                12867.1                  10275.7
                                                  12726                  10120.8
                                                12956.9                  10155.7
                                                12875.6                  10077.5
                                                13016.7                   9901.2
                                                13080.8                  10130.1
                                                13794.7                  10500.7
                                                13880.2                  10602.6
                                                13999.9                    10731
                                                14568.5                  11065.8
                                                14538.5                  11115.1
                                                14461.6                  11061.6
                                                14944.6                  11276.2
                                                14940.3                  11299.5
                                                15081.4                  11436.8
                                                14983.1                  11477.3
                                                14559.9                  11283.4
                                                14914.7                  11437.6
                                                14978.8                  11582.2
                                                15645.7                  11870.6
                                                15598.7                    11815
                                                15568.8                  11732.3
                                                15491.8                  11746.8
                                                15607.2                  11711.6
                                                15555.9                  11737.5
                                                15278.1                  11602.4
                                                15406.3                  11539.8
                                                15517.5                  11751.8
                                                15273.8                  11712.8
                                                14615.5                  11263.4
                                                14944.6                  11339.4
                                                15025.8                  11307.8
                                                15213.9                    11504
                                                15444.8                  11619.5
                                                15406.3                    11840
                                                15312.3                    11798
                                                  15308                    11711
                                                15295.2                  11602.7
                                                15166.9                  11705.6
8/31/09                                         14777.9                  11540.8

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 21

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

XGC | Claymore/BNY Mellon International Small Cap LDRs ETF(1)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    16.51
Net Asset Value                                                      $    16.54
Premium/Discount to NAV                                                  -0.18%
Net Assets ($000)                                                    $    4,135
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 4/2/07)                                    ONE YEAR        ANNUALIZED
--------------------------------------------------------------------------------
Claymore/BNY Mellon International Small
Cap LDRs ETF
   NAV                                                  -17.87%          -15.00%
   Market                                               -18.81%          -15.07%
--------------------------------------------------------------------------------

Great Companies Large Cap Growth Index/
The Bank of New York Mellon Small Cap Select
   ADR Index(1)                                         -17.08%          -13.88%
MSCI All-Country World ex-US Small Cap Index            -10.47%          -13.12%
S&P 500 Index                                           -18.25%          -10.74%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total annual operating expense ratio, gross of any fee waivers or expense reimbursements, is 0.45%.

Since inception returns assume a purchase of the ETF at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

                                                                      % OF TOTAL
COUNTRY BREAKDOWN                                                    INVESTMENTS
--------------------------------------------------------------------------------
Brazil                                                                     26.4%
Cayman Islands                                                             17.3%
United Kingdom                                                              6.0%
Chile                                                                       5.2%
India                                                                       4.4%
Australia                                                                   4.2%
Mexico                                                                      4.0%
China                                                                       3.5%
Netherlands                                                                 2.9%
Japan                                                                       2.6%
Argentina                                                                   2.5%
Russia                                                                      2.5%
France                                                                      2.3%
Israel                                                                      2.3%
Switzerland                                                                 2.2%
Luxembourg                                                                  1.9%
Colombia                                                                    1.8%
South Korea                                                                 1.7%
South Africa                                                                1.5%
Ireland                                                                     1.4%
Hungary                                                                     1.2%
Germany                                                                     1.2%
Singapore                                                                   0.4%
Indonesia                                                                   0.4%
Denmark                                                                     0.2%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     15.0%
Industrials                                                                14.3%
Materials                                                                  13.5%
Consumer Discretionary                                                     12.4%
Consumer Staples                                                           11.1%
Energy                                                                      8.4%
Financials                                                                  7.4%
Telecommunication Services                                                  6.9%
Health Care                                                                 5.6%
Utilities                                                                   5.4%
--------------------------------------------------------------------------------
Total Investments                                                         100.0%
Liabilities in excess of Other Assets                                       0.0%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
BRF - Brasil Foods SA, ADR                                                  4.1%
Alumina Ltd., ADR                                                           2.4%
Ctrip.com International Ltd., ADR                                           2.3%
Cie Generale de Geophysique-Veritas, ADR                                    2.3%
Votorantim Celulose e Papel SA, ADR                                         2.3%
Intercontinental Hotels Group PLC, ADR                                      2.3%
Ultrapar Participacoes SA, ADR                                              2.2%
Logitech International SA                                                   2.2%
Tata Motors Ltd., ADR                                                       2.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR                     2.0%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations. (1)Effective July 27, 2009, the Fund changed its name from Claymore/Great Companies Large-Cap Growth Index ETF to the Claymore/BNY Mellon International Small Cap LDRs ETF. At that time the Fund changed its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index. Instead, the Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Small Cap Select ADR Index. As a result, the above benchmark returns reflect the blended return of the Great Companies Large-Cap Growth Index ETF from 4/2/2007 - 7/26/2009 and the return of The Bank of New York Small Cap Select ADR Index from 7/27/2009 - 8/31/2009. The 0.60% expense cap was also replaced with a 0.45% unitary investment advisory agreement.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
              [LINE CHART]

     Claymore/BNY Mellon                                    MCSI All-Country
 International Small Cap                               World ex-US Small Cap
                LDRs ETF            S&P 500 Index         Index S&P 500Index
--------------------------------------------------------------------------------
4/2/07             10000                    10026                    10010.4
                 10107.9                  10121.1                    10058.9
                 10123.9                  10132.4                    10144.2
                 10175.9                  10166.3                    10185.5
                 10191.8                  10172.3                    10164.4
                 10195.8                  10199.1                    10269.9
                 10131.9                  10133.3                    10254
                 10179.9                  10196.3                    10259
                 10187.8                  10231.8                    10267.8
                 10335.7                    10342                    10339
                 10339.7                  10363.1                    10344.9
                 10387.7                  10370.4                    10377
                 10323.7                  10358.1                    10287.2
                 10423.7                  10454.4                    10318.8
                 10395.7                  10430.5                    10342.9
                 10359.7                  10426.8                    10309.4
                 10471.6                  10533.5                    10357.5
                 10431.7                  10526.3                    10345.6
                 10411.7                  10525.3                    10386.6
                 10287.8                    10443                    10385.6
                 10299.8                  10470.7                    10339
                 10371.7                  10539.6                    10396
                 10415.7                  10588.3                    10397
                 10443.7                  10611.3                    10453
                 10463.6                  10638.9                    10530.3
                 10455.6                  10627.3                    10444.2
                 10499.6                  10664.4                    10486.2
                 10375.7                  10517.3                    10452.3
                 10467.6                  10619.8                    10424.4
                 10431.7                  10601.4                    10422.8
                 10399.7                  10588.5                    10423.8
                 10479.6                  10683.1                    10374.3
                 10523.6                  10674.2                    10352.8
                 10611.5                  10744.7                    10350.4
                 10635.5                  10761.3                    10384.1
                 10675.5                  10754.4                    10436.2
                 10635.5                  10741.6                    10511.3
                 10507.6                  10638.7                    10415.9
                 10579.5                  10696.8                    10382.3
                 10611.5                  10714.8                    10452.7
                 10703.4                  10804.3                    10409.2
                 10715.4                  10807.4                    10539.1
                 10803.4                  10847.7                    10602
                 10803.4                  10868.2                    10670.7
                 10727.4                  10810.5                    10666.2
                 10631.5                  10717.4                    10589
                 10411.7                  10529.5                    10457.3
                 10575.5                  10649.3                    10347.8
                 10555.6                  10659.8                    10380.4
                 10447.6                  10545.9                    10323.9
                 10587.5                  10708.6                    10283.6
                 10651.5                  10760.9                    10386.6
                 10691.5                  10831.1                    10496.4
                 10695.4                    10818                    10527.4
                 10703.4                  10836.9                    10532.2
                 10567.5                  10689.7                    10547.2
                 10599.5                  10758.2                    10496.4
                 10463.6                  10619.5                    10502.8
                 10375.7                  10585.4                    10428.6
                 10319.7                  10551.5                    10402.3
                 10439.7                  10648.7                    10327.6
                 10459.6                  10644.4                    10452.8
                 10471.6                  10627.8                    10516.1
                 10583.5                  10741.6                    10640.9
                 10607.5                  10782.2                    10684
                 10627.5                  10786.1                    10711.4
                 10703.4                  10824.8                    10733.8
                 10699.4                  10834.9                    10777.1
                 10515.6                  10681.2                    10792.8
                 10559.5                  10743.6                    10774.7
                 10751.4                  10948.4                    10816.3
                 10795.4                  10982.5                    10877.7
                 10767.4                  10961.5                    10869.4
                 10771.4                  10960.4                    10859.6
                 10787.4                  10938.9                    10827.8
                 10787.4                    10988                    10896.9
                 10651.5                  10853.8                    10901.1
                 10639.5                  10906.8                    10844.2
                 10415.7                  10690.9                    10803.3
                 10455.6                  10740.9                    10662.5
                 10167.9                  10490.2                    10472.8
                   10008                    10324                    10278.5
                 10099.9                  10430.1                    10340
                 9960.03                  10298.3                    10451.4
                   10000                  10373.5                    10255.2
                   10052                  10421.2                    10268.6
                 9760.19                  10144.8                    10280
                   10008                    10390                    10173.8
                 10083.9                  10454.4                    10135.8
                 10251.8                    10605                    10213
                 9956.04                  10292.6                    10107.2
                 9920.06                  10296.5                    9828.75
                 9852.12                    10293                    9904.36
                 9592.33                  10107.2                    9832.06
                 9428.46                  9969.43                    9609.23
                  9500.4                  10002.2                    9305.81
                 9800.16                    10248                    9229.91
                 9808.15                  10245.2                    9374.72
                 9864.11                  10256.4                    9431.46
                 9956.04                  10377.1                    9560.38
                 9936.05                  10366.2                    9711.39
                   10056                  10486.8                    9746.87
                 9920.06                  10397.7                    9806.56
                 9640.29                  10154.1                    9709.55
                 9860.11                  10379.3                    9666.4
                 9840.13                  10336.5                    9723.53
8/31/07             9996                  10452.7                    9900.18
                 10087.9                  10562.3                    9966.64
                 9968.03                  10445.6                    9866.79
                 9988.01                  10491.9                    9880.08
                 9800.16                  10314.5                    9871.65
                 9764.19                  10301.8                    9736.82
                 9904.08                  10442.2                    9848.6
                 9940.05                  10445.5                    9867.73
                 10103.9                  10534.1                    9811.67
                 10123.9                  10536.3                    9775.47
                   10056                  10482.4                    9688.19
                 10411.7                  10788.7                    9646.94
                 10431.7                  10854.6                    9889.23
                 10307.8                    10784                    9952.95
                 10351.7                  10833.8                    9953.46
                 10263.8                  10776.8                    9976.19
                 10227.8                  10773.3                    9951.08
                 10283.8                  10833.6                    9998.6
                 10323.7                  10876.3                    10114.3
                 10287.8                  10843.6                    10123.8
                 10415.7                  10987.8                    10176.8
                 10419.7                    10985                    10236.4
                 10407.7                  10937.2                    10268.8
                 10411.7                  10960.4                    10284.4
                 10615.5                  11068.3                    10377.9
                 10559.5                  11032.7                    10348.2
                 10639.5                  11122.2                    10413.6
                 10627.5                    11104                    10484.8
                 10535.6                  11047.3                    10599.5
                 10575.5                    11100                    10552.4
                 10407.7                    11007                    10573.3
                 10323.7                  10934.7                    10431
                 10383.7                  10954.9                    10466.8
                 10379.7                    10947                    10551.7
                 10095.9                  10666.6                    10475.7
                 10147.9                  10707.3                    10252.5
                 10243.8                  10801.6                    10420.3
                 10195.8                  10775.4                    10410.2
                 10139.9                    10765                    10468.6
                 10355.7                  10913.4                    10558.3
                 10463.6                  10955.5                    10670.3
                 10399.7                  10884.9                    10647
                 10555.6                  11016.1                    10807.3
                 10203.8                  10727.6                    10753.2
                 10187.8                  10736.7                    10700
                   10060                  10684.4                    10551.1
                 10171.9                  10813.3                    10647.5
                 9900.08                  10501.3                    10624.3
                 9804.16                  10495.7                    10494.3
                 9636.29                  10346.1                    10372.9
                  9496.4                  10242.8                    10105.8
                 9860.11                  10544.2                    10117.1
                 9776.18                  10472.4                    10275.7
                 9584.33                  10334.5                    10119.3
                 9652.28                  10388.8                    9990.2
                 9444.44                  10207.7                    9761.21
                 9472.42                    10254                    9801.84
                 9316.55                  10091.3                    9582.57
                  9496.4                  10262.9                    9671.73
                 9236.61                  10024.4                    9724.64
                 9400.48                  10174.5                    9687.79
                  9744.2                  10468.4                    9764.27
                 9736.21                  10474.1                    9862.18
                 9780.18                  10555.5                    9918.77
                 9660.27                  10493.7                    9912.54
                 9556.35                  10425.1                    9784.12
                 9688.25                    10589                    9802.63
                 9900.08                  10749.3                    9837.03
                 9908.07                  10730.3                    9924.61
                   10028                  10811.2                    9962.9
                 9688.25                  10538.1                    9972.7
                  9744.2                  10603.3                    9955.15
                 9696.24                  10616.7                    9732.82
                 9584.33                  10471.2                    9600.08
                 9436.45                  10314.2                    9320.26
                 9484.41                    10379                    9321.16
                 9472.42                  10365.2                    9286.68
                 9576.34                  10418.7                    9270.19
                 9804.16                    10594                    9375.8
                 9868.11                  10679.7                    9405.92
                 9796.16                  10688.5                    9506.31
                 9668.27                  10539.1                    9554.04
                 9680.26                  10554.5                    9606.2
                 9698.23                  10482.3                    9628.14
                 9541.15                  10333.1                    9681.02
                 9492.82                  10333.1                    9629.29
                 9178.68                  10079.4                    9440.82
                 9130.35                    10112                    9251.2
                 8928.97                  9929.76                    9260.57
                 9025.63                  10065.8                    9117.85
                 9162.57                    10146                    9017.02
                 8989.39                  10008.7                    8948.29
                 9106.18                  10117.5                    9043.75
                 8828.29                  9865.42                    8819.04
                 8840.37                  9811.17                    8525.78
                 8586.64                  9526.12                    8589.61
                  8566.5                  9468.74                    8538.64
                 8578.58                   9363.8                    8090.56
                 8872.59                  9564.81                    8095.71
                 8973.28                  9661.31                    8416.64
                 8783.98                  9508.05                    8592.35
                 8981.33                   9675.1                    8515.88
                 9037.72                  9735.15                    8668.86
                 8965.22                   9689.4                    8628.88
                 9106.18                  9853.56                    8694.84
                 9243.12                  9974.12                    8860.47
                  9094.1                  9869.98                    8977.04
                 8755.79                  9555.09                    8732.16
                 8651.08                  9486.07                    8617.21
                 8743.71                  9563.21                    8494.16
                 8759.82                  9523.17                    8506.76
                 8783.98                  9579.72                    8481.91
                 8808.15                  9649.75                    8622.83
                    8933                  9784.76                    8619.01
                 8796.07                  9653.75                    8771.6
                 8800.09                  9662.45                    8739.76
                 8779.96                  9654.56                    8885.65
                 8937.03                  9735.62                    8739.47
                 8872.59                  9613.68                    8909.06
                  8977.3                  9690.48                    8887.77
                 9118.27                  9824.51                    9000.74
                 9222.98                  9892.53                    9071.41
                 9271.31                  9885.83                    9218.53
                 9122.29                  9798.58                    9191.91
                 8796.07                  9533.46                    9107.73
                 8755.79                  9538.75                    8940.18
                 8735.65                  9505.95                    8882.08
                 8775.93                  9560.49                    8921.67
                 8546.36                   9351.5                    8973.94
                 8469.84                  9273.01                    8811.19
                  8244.3                  9130.01                    8649.38
                  8566.5                  9469.32                    8702.08
                 8469.84                  9386.81                    8875.92
                  8566.5                  9435.32                    8815.73
                 8300.68                  9239.43                    8750.71
                 8067.09                  9158.03                    8566.99
                 8586.64                  9546.65                    8654.02
                 8312.77                  9314.92                    8571.89
                 8590.66                  9537.95                    8434.5
                 8804.12                  9684.12                    8474.52
                 8820.23                  9706.48                    8768.97
                 8715.52                  9621.86                    8878.62
                 8562.47                  9513.62                    8978.19
                 8461.78                  9438.38                    8976.6
                 8506.09                  9492.29                    9007.19
                 8912.86                  9833.02                    9012.88
                 8904.81                  9815.98                    9114.43
                 8920.92                  9828.82                    9124.04
                 8937.03                  9836.79                    9172.96
                 8928.97                  9852.21                    9226.09
                 8892.73                  9805.28                    9111.47
                 8763.85                  9726.71                    9072.35
                 8808.15                  9770.69                    9025.85
                 8618.86                  9572.26                    9030.31
                 8582.61                     9540                    8945.59
                 8659.13                  9583.98                    8981.18
                 8892.73                  9802.52                    9167.77
                 8920.92                  9808.91                    9161.83
                 9114.24                  9986.89                    9148.32
                  9094.1                   9971.6                    9228.4
                 8965.22                  9883.96                    9214.14
                 9009.52                  9912.69                    9188.7
                 9118.27                  9976.56                    9076.89
                 9194.79                  10041.5                    9155.78
                 9198.82                  10031.3                    9218.96
                 9174.65                  9992.63                    9173.39
                 9073.96                   9954.6                    9226.35
                 9287.42                  10127.1                    9160.86
                 9339.78                  10159.9                    9278.83
                 9291.45                  10114.8                    9323.5
                 9347.83                  10192.5                    9375.88
                 9142.43                    10012                    9374.47
                 9150.49                  10049.2                    9449.43
                 9110.21                  9983.71                    9365.39
                 9287.42                    10094                    9415.14
                 9239.09                  10092.5                    9388.66
                 9283.39                  10134.7                    9403.97
                 9420.33                  10243.8                    9491.33
                 9424.36                  10256.9                    9576.59
                 9380.05                  10266.4                    9617.69
                 9291.45                  10171.2                    9581.42
                 9106.18                  10008.6                    9576.52
                 9150.49                  10036.7                    9564.49
                 8997.44                  9904.25                    9535.96
                  9094.1                  9972.08                    9398.21
                 9154.51                  10013.5                    9362.19
                 9218.95                  10068.2                    9388.81
                 9243.12                  10083.5                    9412.73
                 9122.29                  9977.95                    9402.32
                 9082.02                  9920.58                    9358.33
                 9098.13                  9922.23                    9342.41
                 9307.56                  10116.5                    9366.04
                 8981.33                  9805.08                    9384.12
                 8937.03                  9813.23                    9257
                 8900.78                  9789.33                    9034.13
                  8727.6                  9626.01                    8989.9
                 8775.93                  9658.28                    8886.94
                 8989.39                  9803.83                    8904.67
                 9082.02                  9804.65                    8987.63
                 8973.28                  9738.34                    9059.27
                 8892.73                  9643.91                    8982.66
                 8908.84                  9682.67                    8886.4
                 8675.24                  9503.19                    8840.19
                 8594.69                  9503.74                    8737.7
                 8574.55                  9477.11                    8708.06
                 8643.02                  9532.96                    8754.85
                 8300.68                  9255.86                    8727.29
                 8292.63                  9221.73                    8688.24
                 8216.11                  9233.46                    8685.9
                 8268.46                  9270.66                    8559.75
                 8055.01                  9102.43                    8447.51
                 8042.92                  9112.53                    8321.32
                 7986.54                  9036.28                    8297.47
                 8135.56                  9194.16                    8145.53
                  7922.1                  8985.71                    8240.99
                 7901.96                  9048.52                    8206.91
                  7732.8                  8948.89                    8160.95
                 7648.23                  8868.08                    8168.8
                 7543.51                  8771.55                    8102.95
                  7849.6                  8992.55                    8054.43
                 7986.54                  9100.89                    8208.5
                 8014.73                  9103.52                    8211.85
                 7994.59                  9098.84                    8309.54
                 8175.83                  9221.79                    8310.37
                 8248.33                  9259.27                    8367.68
                 7910.02                  9045.35                    8298.7
                 7946.26                  9083.17                    8205.83
                 7797.24                   8914.2                    8181.08
                  8038.9                   9123.2                    8087.35
                 8155.69                  9275.89                    8233.46
                 8063.06                  9155.84                    8247.94
                 8026.81                  9104.79                    8160.37
                 7946.26                  9023.29                    8069.88
                 8220.13                  9283.33                    8052.84
                 8292.63                  9318.71                    8145.57
                  8127.5                  9152.48                    8077.05
                  8361.1                  9371.18                    7976.33
                 8437.62                  9438.54                    8037.93
                 8308.74                  9325.23                    7949.53
                 8256.38                  9301.07                    7819.2
                 8340.96                  9352.77                    7826.55
                 8373.18                  9392.01                    7803.43
                 8236.24                  9250.85                    7821.87
                 8091.25                  9165.49                    7675.87
                 8147.64                  9222.91                    7709.62
                 8183.89                  9246.53                    7790.03
                 8280.55                  9352.39                    7788.44
                 8075.14                   9168.9                    7803.25
                 8115.42                  9202.79                    7747.19
                 8216.11                  9277.84                    7763.62
                 8353.04                  9417.04                    7825
8/31/08          8224.16                  9288.28                    7942.94
                 8175.83                  9250.57                    7767.08
                 8167.78                  9236.44                    7686.97
                 7841.55                  8960.28                    7519.35
                 7873.77                  9000.34                    7372.45
                 7986.54                  9186.45                    7496.3
                  7644.2                  8872.87                    7337.66
                 7712.67                  8927.91                    7265.79
                 7789.19                  9054.06                    7136.54
                    7761                  9073.39                    7315.83
                 7358.25                  8645.77                    7183.91
                 7466.99                   8797.2                    6976.21
                 7052.16                  8382.75                    6935.47
                 7362.27                  8748.84                    6945.52
                 7728.78                  9100.97                    7255.27
                 7402.55                  8753.41                    7291.8
                 7301.86                  8616.72                    7208.77
                 7281.72                  8599.76                    7171.3
                 7386.44                  8768.81                    7162.19
                 7269.64                  8798.55                    7020.8
                  6605.1                  8025.58                    6688.39
                 6987.72                  8460.62                    6545.78
                 6923.28                  8423.47                    6546.5
                 6556.77                  8085.45                    6354.24
                 6431.92                  7976.41                    6290.05
                 6129.86                  7669.29                    5833.14
                 5670.72                  7229.21                    5727.35
                 5602.26                  7151.16                    5399.58
                 5167.29                  6606.54                    5389.67
                  5110.9                  6529.47                    5022.6
                 5811.69                  7285.64                    5258.3
                 5743.22                  7246.94                    5569.42
                 5175.34                  6592.84                    5374.33
                 5396.85                  6873.29                    5039.68
                 5412.96                  6830.71                    5138.63
                 5634.48                  7156.43                    5237.51
                 5453.24                  6936.08                    5245.19
                 5058.54                  6514.29                    4955.6
                 5034.38                  6596.79                    4861.55
                 4877.31                  6369.16                    4622.58
                 4663.85                  6166.85                    4336.77
                 5175.34                  6832.16                    4427.44
                 5179.37                  6757.49                    4718.83
                 5356.58                   6933.1                    4920.88
                 5497.54                  7039.68                    4929.92
                 5473.38                  7021.95                    5022.5
                 5715.03                  7308.68                    5289.46
                  5388.8                  6927.87                    5350.01
                 5078.68                   6581.5                    5081.36
                 5187.42                  6773.75                    5028.73
                 5102.85                  6688.92                    5134.63
                 4941.75                  6541.53                    4939.72
                 4619.55                  6204.88                    4831.36
                 4969.94                  6635.17                    4744.66
                 4704.12                  6359.63                    4756.15
                 4555.11                  6195.74                    4691.56
                 4619.55                  6257.91                    4634.79
                 4277.21                  5875.84                    4540.05
                 3942.93                   5481.7                    4345.92
                 4220.82                  5829.64                    4376
                 4619.55                  6207.09                    4532.59
                 4704.12                   6248.7                    4601.07
                 4889.39                  6471.94                    4580.93
                 4941.75                  6534.55                    4691.05
                 4458.45                  5951.46                    4543.61
                 4575.24                  6189.61                    4503.23
                 4736.34                  6352.91                    4513.46
                 4623.57                  6166.99                    4498.77
                 4849.11                  6392.21                    4416.2
                 5038.41                  6638.74                    4625.6
                 4913.55                  6485.46                    4652.55
                 5034.38                  6563.28                    4740.48
                 4877.31                  6377.82                    4827.36
                 4941.75                   6422.7                    4735.18
                 4853.14                  6341.52                    4887.88
                 5187.42                  6667.25                    4891.77
                 5199.51                  6603.62                    5025.49
                 5078.68                  6464.13                    5026.21
                 5143.12                  6483.23                    4875.81
                 4986.05                  6365.18                    4843.64
                 4945.77                  6304.56                    4852.47
                 4913.55                  6343.99                    4841.3
                 4921.61                  6377.94                    4880.06
                 4893.42                  6355.34                    4983.3
                 5034.38                   6511.7                    5028.19
                 5174.18                  6604.08                    5003.87
                 5382.45                  6814.02                    5120.91
                  5394.7                  6782.39                    5117.92
                 5488.63                  6835.38                    5128.62
                 5317.11                  6634.08                    5184.31
                 5366.12                  6656.91                    5149.87
                 5235.43                  6515.15                    5125.99
                 5096.59                  6368.15                    5048.58
                 5080.25                  6379.77                    4883.02
                 4880.14                  6166.89                    4813.93
                 4957.74                   6175.3                    4730.46
                 4998.57                  6222.02                    4831
                 4643.28                  5893.46                    4632.7
                 4827.05                  6151.16                    4643.25
                 4692.29                  6058.03                    4657.7
                 4729.04                  6090.66                    4556.11
                  4765.8                  6124.52                    4652.8
                 4843.39                  6191.41                    4740.22
                 5080.25                  6399.98                    4818.25
                 4876.06                  6188.46                    4769.01
                 4757.63                  6047.44                    4713.24
                  4765.8                  6044.27                    4610.33
                 4859.73                  6140.05                    4656.87
                 4835.22                   6098.6                    4727.33
                 4978.16                  6198.83                    4704.45
                 5108.84                  6368.11                    4758.02
                 5121.09                  6377.81                    4811.98
                 4855.64                  6064.68                    4752.76
                 4876.06                  6115.58                    4713.17
                  4892.4                  6127.62                    4641.63
                 4839.31                  6067.09                    4696.75
                 4582.03                  5791.76                    4519.15
                 4565.69                  5787.38                    4453.74
                  4512.6                  5721.58                    4467.46
                 4475.85                   5657.5                    4344.84
                 4304.33                  5461.34                    4316.06
                 4496.27                  5680.42                    4242.32
                 4455.43                  5621.25                    4261.23
                 4398.26                  5533.75                    4293.87
                 4324.75                  5403.52                    4282.74
                 4079.72                  5151.68                    4134.72
                  4059.3                   5118.7                    4071.07
                 4177.73                  5242.21                    4163.29
                 3961.29                  5019.62                    4134.33
                  3932.7                  5026.99                    4081.52
                 3871.44                  4977.16                    3992.4
                  4210.4                   5294.4                    4078.46
                 4283.91                  5309.14                    4135.73
                 4492.18                  5526.38                    4130.98
                 4508.52                  5569.31                    4213.79
                 4451.34                  5549.85                    4324.13
                  4639.2                  5728.28                    4321
                 4778.05                  5847.96                    4343.19
                 4720.88                  5772.07                    4572.4
                 4606.53                  5658.12                    4510.58
                 5023.08                   6059.7                    4613.28
                 4912.81                  5936.17                    4657.66
                 4945.48                  5993.36                    4689.07
                 5137.42                  6133.18                    4724.99
                 5006.74                  6009.61                    4677.83
                 4843.39                  5800.71                    4531.62
                 4925.07                  5876.85                    4557.77
                 4998.57                  5975.27                    4634.97
                 5178.26                  6147.27                    4845.77
                 5264.02                  6207.22                    4874.37
                 5255.85                  6155.85                    4858.23
                 5129.26                  6012.91                    4805.03
                 5215.02                   6083.9                    4771.31
                 5468.21                  6315.51                    4899.8
                 5480.46                  6332.04                    4901.93
                 5366.12                  6205.13                    5041.44
                 5398.79                   6283.1                    5043.43
                 5525.38                  6380.95                    5080.89
                 5566.22                  6412.61                    5111.47
                 5333.45                   6138.4                    4991.73
                 5484.55                  6268.83                    4963.53
                 5476.38                  6222.01                    5020.62
                 5562.14                  6283.83                    5090.18
                 5651.98                  6389.37                    5180.99
                 5574.39                  6325.02                    5157.94
                 5570.31                  6307.95                    5060.9
                 5651.98                  6445.06                    5186.54
                 5660.15                  6439.32                    5260.35
                 5713.24                  6474.23                    5277.79
                 5913.35                  6693.46                    5402.1
                 5933.77                  6668.95                    5479.76
                 6003.19                  6787.39                    5521.87
                 5905.18                  6698.11                    5600.94
                 6048.11                  6859.34                    5682.53
                 5917.43                  6714.19                    5677.17
                 5901.09                  6707.93                    5697.59
                 5725.49                   6530.3                    5577.35
                 5811.25                  6598.69                    5550.44
                 5762.25                  6524.56                    5637.29
                 6011.36                  6723.45                    5640.68
                 6003.19                  6712.98                    5790.57
                  5974.6                  6679.06                    5919.06
                 5864.34                  6569.09                    5862.79
                 5884.76                  6559.38                    5914.77
                 6105.28                  6731.92                    5947.66
                 6027.69                  6605.46                    5981.63
                 6133.87                  6708.44                    5945.5
                  6203.3                  6799.49                    6038.8
                 6427.91                  6975.31                    6167.9
                 6448.32                  6989.13                    6261.59
                 6333.98                  6894.51                    6197.4
                 6391.15                  6975.03                    6161.09
                  6403.4                  6957.88                    6111.45
                 6382.98                  6952.29                    6031.84
                 6436.07                  6977.04                    6116.03
                 6399.32                  6953.07                    6205.44
                 6431.99                  6997.35                    6293.47
                 6423.82                  7007.34                    6259.29
                 6272.72                  6840.82                    6141.32
                 6191.04                  6753.81                    6088.44
                 6166.54                  6744.61                    6008.83
                 6195.13                  6802.31                    6007.56
                 6223.72                  6823.47                    6028.89
                 5986.85                  6615.73                    5921.87
                 5982.77                  6631.09                    5890.46
                 6060.36                  6674.54                    6011.35
                 6186.96                   6817.7                    6009.65
                 6195.13                  6809.09                    6126.58
                 6235.97                  6871.01                    6135.62
                 6162.46                  6812.98                    6111.35
                 6162.46                  6843.44                    6180.83
                 5978.69                  6644.17                    6108.07
                 5958.27                  6661.38                    5998.34
                 5831.67                  6530.29                    5995.03
                  5823.5                  6523.28                    5882.06
                 5860.26                  6546.47                    5914.19
                 5848.01                  6520.12                    5886.71
                 5986.85                  6683.39                    5850.94
                 6023.61                  6718.89                    5970.86
                  6203.3                   6918.2                    6108.39
                 6264.55                  6978.27                    6141.86
                 6272.72                  6975.54                    6151.58
                 6395.23                  7055.33                    6241.03
                 6411.57                  7081.02                    6347.65
                 6431.99                  7078.55                    6369.23
                 6579.01                  7243.47                    6434.61
                 6579.01                  7265.52                    6457.99
                 6623.93                  7287.13                    6479.21
                 6583.09                  7268.19                    6437.92
                 6468.74                  7235.95                    6411.23
                 6648.43                  7322.94                    6494.05
                 6701.52                  7328.29                    6602.44
                 6950.63                  7440.75                    6776.46
                 6942.46                  7463.37                    6779.78
                 6873.04                  7444.17                    6783.27
                 6799.53                  7403.32                    6804.74
                 6868.96                   7502.9                    6734.57
                 6868.96                  7478.04                    6749.41
                 6791.36                  7385.54                    6729.78
                 6864.87                  7473.36                    6755.97
                 6893.46                   7525.3                    6896.49
                 6795.45                  7461.16                    6924.52
                 6509.58                   7281.7                    6704.31
                 6668.85                  7356.86                    6769.87
                 6685.18                  7408.31                    6789.61
                  6783.2                  7489.83                    6890.51
                 6922.05                  7630.66                    6961.94
                 6942.46                   7626.6                    7081.79
                 6897.54                  7644.69                    7101.46
                 6897.54                  7646.37                    7065.15
                 6897.54                  7668.51                    7032.8
                 6868.96                  7654.36                    7162.62
8/31/09          6754.61                  7592.87                    7111.33

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index and the MSCI All-Country World ex-US Small Cap Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. MSCI All Country World ex-US Small Cap Index represents an exhaustive representation of this size segment by targeting companies that are in the Investable Market Index but not in the Standard Index. The MSCI Index includes 47 Developed and Emerging Markets excluding the United States as well as Value and Growth style indices based on the Global Industry Classification Standard (GICS). Investment return and principal value will fluctuate with changes in market conditions and other factors andFund shares, when redeemed, may be worth more or less than their original investment.

22 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    21.00
Net Asset Value                                                      $    21.14
Premium/Discount to NAV                                                  -0.66%
Net Assets ($000)                                                    $    2,114
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                 SINCE INCEPTION
(INCEPTION 4/2/07)                                    ONE YEAR        ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Ocean Tomo Growth Index ETF
   NAV                                                  -15.78%           -6.53%
   Market                                               -17.76%           -6.78%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent Growth Index                   -15.31%           -5.33%
S&P 500 Index                                           -18.25%          -10.74%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 5.49%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 5.30%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     48.2%
Health Care                                                                25.2%
Consumer Discretionary                                                      7.9%
Materials                                                                   5.8%
Industrials                                                                 5.2%
Consumer Staples                                                            4.0%
Energy                                                                      2.5%
Telecommunication Services                                                  0.8%
--------------------------------------------------------------------------------
Total Common Stock                                                         99.6%
Exchange-Traded Funds                                                       0.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.8%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Apple, Inc.                                                                15.3%
Microsoft Corp.                                                            15.2%
GlaxoSmithKline PLC, ADR (United Kingdom)                                  10.5%
Monsanto Co.                                                                4.7%
Gilead Sciences, Inc.                                                       4.2%
Research In Motion Ltd. (Canada)                                            4.2%
Boeing Co. (The)                                                            3.7%
Baxter International, Inc.                                                  3.7%
Amazon.com, Inc.                                                            3.6%
Dell, Inc.                                                                  3.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                    Claymore/Ocean Tomo
                                       Growth Index ETF            S&P 500 Index
--------------------------------------------------------------------------------
4/2/07                                            10000                    10026
                                                10107.4                  10121.1
                                                10151.2                  10132.4
                                                  10183                  10166.3
                                                10159.1                  10172.3
                                                  10175                  10199.1
                                                10115.3                  10133.3
                                                10218.8                  10196.3
                                                10238.7                  10231.8
                                                  10358                    10342
                                                  10350                  10363.1
                                                10306.3                  10370.4
                                                10330.2                  10358.1
                                                10373.9                  10454.4
                                                  10358                  10430.5
                                                10397.8                  10426.8
                                                10525.1                  10533.5
                                                10580.8                  10526.3
                                                  10537                  10525.3
                                                10497.2                    10443
                                                10473.3                  10470.7
                                                10552.9                  10539.6
                                                10564.8                  10588.3
                                                10592.7                  10611.3
                                                10604.6                  10638.9
                                                10596.7                  10627.3
                                                10632.5                  10664.4
                                                10481.3                  10517.3
                                                10588.7                  10619.8
                                                10552.9                  10601.4
                                                  10529                  10588.5
                                                10676.2                  10683.1
                                                10688.2                  10674.2
                                                10759.8                  10744.7
                                                  10708                  10761.3
                                                10767.7                  10754.4
                                                10735.9                  10741.6
                                                10580.8                  10638.7
                                                10620.5                  10696.8
                                                10656.3                  10714.8
                                                10727.9                  10804.3
                                                10763.7                  10807.4
                                                10763.7                  10847.7
                                                10807.5                  10868.2
                                                10803.5                  10810.5
                                                  10724                  10717.4
                                                  10537                  10529.5
                                                10644.4                  10649.3
                                                10660.3                  10659.8
                                                10556.9                  10545.9
                                                10672.2                  10708.6
                                                10735.9                  10760.9
                                                10799.5                  10831.1
                                                10783.6                    10818
                                                10783.6                  10836.9
                                                10680.2                  10689.7
                                                10743.8                  10758.2
                                                10616.5                  10619.5
                                                10576.8                  10585.4
                                                10564.8                  10551.5
                                                10692.1                  10648.7
                                                10692.1                  10644.4
                                                10676.2                  10627.8
                                                10775.7                  10741.6
                                                10819.4                  10782.2
                                                10839.3                  10786.1
                                                10851.2                  10824.8
                                                10855.2                  10834.9
                                                10771.7                  10681.2
                                                10835.3                  10743.6
                                                11050.1                  10948.4
                                                  11066                  10982.5
                                                  11078                  10961.5
                                                  11062                  10960.4
                                                11042.2                  10938.9
                                                11105.8                    10988
                                                11038.2                  10853.8
                                                11093.9                  10906.8
                                                10906.9                  10690.9
                                                10982.5                  10740.9
                                                10867.1                  10490.2
                                                  10720                    10324
                                                10807.5                  10430.1
                                                10656.3                  10298.3
                                                10763.7                  10373.5
                                                10843.3                  10421.2
                                                10600.6                  10144.8
                                                10791.6                    10390
                                                10799.5                  10454.4
                                                10879.1                    10605
                                                10636.4                  10292.6
                                                10568.8                  10296.5
                                                10584.7                    10293
                                                10421.6                  10107.2
                                                10270.5                  9969.43
                                                10222.8                  10002.2
                                                10429.6                    10248
                                                10457.4                  10245.2
                                                10489.3                  10256.4
                                                10632.5                  10377.1
                                                10640.4                  10366.2
                                                10799.5                  10486.8
                                                10727.9                  10397.7
                                                10513.1                  10154.1
                                                10759.8                  10379.3
                                                10795.5                  10336.5
8/31/07                                         10914.9                  10452.7
                                                11050.1                  10562.3
                                                10962.6                  10445.6
                                                11034.2                  10491.9
                                                10839.3                  10314.5
                                                10839.3                  10301.8
                                                11010.3                  10442.2
                                                11042.2                  10445.5
                                                  11066                  10534.1
                                                11042.2                  10536.3
                                                10962.6                  10482.4
                                                11193.3                  10788.7
                                                  11253                  10854.6
                                                11264.9                    10784
                                                11392.2                  10833.8
                                                  11424                  10776.8
                                                11483.7                  10773.3
                                                11519.5                  10833.6
                                                11547.3                  10876.3
                                                11555.3                  10843.6
                                                11670.6                  10987.8
                                                11646.8                    10985
                                                  11603                  10937.2
                                                11662.7                  10960.4
                                                11774.1                  11068.3
                                                11774.1                  11032.7
                                                11841.7                  11122.2
                                                11877.5                    11104
                                                11754.2                  11047.3
                                                11869.5                    11100
                                                  11790                    11007
                                                11702.5                  10934.7
                                                11746.2                  10954.9
                                                11801.9                    10947
                                                11503.6                  10666.6
                                                11595.1                  10707.3
                                                11837.7                  10801.6
                                                11750.2                  10775.4
                                                11698.5                    10765
                                                11817.8                  10913.4
                                                11885.4                  10955.5
                                                  11778                  10884.9
                                                11913.3                  11016.1
                                                11738.3                  10727.6
                                                11809.9                  10736.7
                                                11750.2                  10684.4
                                                11889.4                  10813.3
                                                11575.2                  10501.3
                                                11360.4                  10495.7
                                                  11066                  10346.1
                                                10835.3                  10242.8
                                                11173.4                  10544.2
                                                11093.9                  10472.4
                                                11002.4                  10334.5
                                                11137.6                  10388.8
                                                10986.5                  10207.7
                                                11050.1                    10254
                                                  10895                  10091.3
                                                11034.2                  10262.9
                                                10827.4                  10024.4
                                                10954.7                  10174.5
                                                11237.1                  10468.4
                                                11288.8                  10474.1
                                                11312.7                  10555.5
                                                11189.3                  10493.7
                                                11121.7                  10425.1
                                                11296.7                    10589
                                                11447.9                  10749.3
                                                11479.7                  10730.3
                                                11543.4                  10811.2
                                                11312.7                  10538.1
                                                  11428                  10603.3
                                                11487.7                  10616.7
                                                11372.3                  10471.2
                                                11101.8                  10314.2
                                                11145.6                    10379
                                                11161.5                  10365.2
                                                11284.8                  10418.7
                                                11487.7                    10594
                                                11587.1                  10679.7
                                                11547.3                  10688.5
                                                11388.2                  10539.1
                                                11388.2                  10554.5
                                                11328.6                  10482.3
                                                11232.6                  10333.1
                                                11284.6                  10333.1
                                                10904.4                  10079.4
                                                10844.4                    10112
                                                10660.3                  9929.76
                                                10856.4                  10065.8
                                                10852.4                    10146
                                                10676.3                  10008.7
                                                10800.4                  10117.5
                                                10452.2                  9865.42
                                                10276.2                  9811.17
                                                10080.1                  9526.12
                                                10016.1                  9468.74
                                                9759.96                   9363.8
                                                9707.94                  9564.81
                                                9904.02                  9661.31
                                                9711.94                  9508.05
                                                9787.97                   9675.1
                                                9827.99                  9735.15
                                                9783.97                   9689.4
                                                9916.03                  9853.56
                                                9952.04                  9974.12
                                                9872.01                  9869.98
                                                 9595.9                  9555.09
                                                9463.84                  9486.07
                                                9499.86                  9563.21
                                                9567.88                  9523.17
                                                9639.91                  9579.72
                                                9679.93                  9649.75
                                                9932.03                  9784.76
                                                9779.97                  9653.75
                                                9731.95                  9662.45
                                                9727.95                  9654.56
                                                9735.95                  9735.62
                                                 9615.9                  9613.68
                                                9643.92                  9690.48
                                                9819.99                  9824.51
                                                9880.01                  9892.53
                                                9880.01                  9885.83
                                                9872.01                  9798.58
                                                9663.92                  9533.46
                                                9643.92                  9538.75
                                                9659.92                  9505.95
                                                9743.96                  9560.49
                                                9567.88                   9351.5
                                                9499.86                  9273.01
                                                9315.78                  9130.01
                                                9663.92                  9469.32
                                                9623.91                  9386.81
                                                9695.94                  9435.32
                                                9519.87                  9239.43
                                                9431.83                  9158.03
                                                9827.99                  9546.65
                                                9547.88                  9314.92
                                                9687.93                  9537.95
                                                9888.01                  9684.12
                                                9944.04                  9706.48
                                                9916.03                  9621.86
                                                9759.96                  9513.62
                                                9731.95                  9438.38
                                                9771.97                  9492.29
                                                10084.1                  9833.02
                                                10044.1                  9815.98
                                                10020.1                  9828.82
                                                10112.1                  9836.79
                                                10084.1                  9852.21
                                                10028.1                  9805.28
                                                9972.05                  9726.71
                                                10112.1                  9770.69
                                                   9848                  9572.26
                                                9807.98                     9540
                                                9795.98                  9583.98
                                                10056.1                  9802.52
                                                10036.1                  9808.91
                                                10328.2                  9986.89
                                                10448.2                   9971.6
                                                10328.2                  9883.96
                                                10480.3                  9912.69
                                                10524.3                  9976.56
                                                10452.2                  10041.5
                                                10440.2                  10031.3
                                                10348.2                  9992.63
                                                10316.2                   9954.6
                                                10496.3                  10127.1
                                                10520.3                  10159.9
                                                10512.3                  10114.8
                                                10624.3                  10192.5
                                                10436.2                    10012
                                                10532.3                  10049.2
                                                10480.3                  9983.71
                                                10596.3                    10094
                                                10628.3                  10092.5
                                                10620.3                  10134.7
                                                10756.4                  10243.8
                                                10776.4                  10256.9
                                                10716.3                  10266.4
                                                10632.3                  10171.2
                                                10400.2                  10008.6
                                                10424.2                  10036.7
                                                10348.2                  9904.25
                                                10468.2                  9972.08
                                                10512.3                  10013.5
                                                10580.3                  10068.2
                                                10676.3                  10083.5
                                                10568.3                  9977.95
                                                10504.3                  9920.58
                                                10532.3                  9922.23
                                                10768.4                  10116.5
                                                10472.2                  9805.08
                                                10460.2                  9813.23
                                                10432.2                  9789.33
                                                10252.2                  9626.01
                                                10272.2                  9658.28
                                                10432.2                  9803.83
                                                10488.3                  9804.65
                                                10508.3                  9738.34
                                                10408.2                  9643.91
                                                10564.3                  9682.67
                                                10352.2                  9503.19
                                                10368.2                  9503.74
                                                10296.2                  9477.11
                                                10380.2                  9532.96
                                                10108.1                  9255.86
                                                10136.1                  9221.73
                                                10140.1                  9233.46
                                                10196.1                  9270.66
                                                9916.03                  9102.43
                                                9892.02                  9112.53
                                                9884.01                  9036.28
                                                9992.06                  9194.16
                                                9835.99                  8985.71
                                                9960.04                  9048.52
                                                   9848                  8948.89
                                                9815.99                  8868.08
                                                9823.99                  8771.55
                                                9968.05                  8992.55
                                                10036.1                  9100.89
                                                9888.01                  9103.52
                                                10020.1                  9098.84
                                                10020.1                  9221.79
                                                10044.1                  9259.27
                                                9872.01                  9045.35
                                                10020.1                  9083.17
                                                9827.99                   8914.2
                                                9972.05                   9123.2
                                                10028.1                  9275.89
                                                9928.03                  9155.84
                                                9815.99                  9104.79
                                                9699.94                  9023.29
                                                9964.05                  9283.33
                                                10136.1                  9318.71
                                                10044.1                  9152.48
                                                10216.2                  9371.18
                                                10260.2                  9438.54
                                                10244.2                  9325.23
                                                10260.2                  9301.07
                                                10296.2                  9352.77
                                                10264.2                  9392.01
                                                10156.1                  9250.85
                                                10108.1                  9165.49
                                                10152.1                  9222.91
                                                10160.1                  9246.53
                                                10284.2                  9352.39
                                                10108.1                   9168.9
                                                10120.1                  9202.79
                                                10180.1                  9277.84
                                                10260.2                  9417.04
8/31/08                                         10088.1                  9288.28
                                                9952.04                  9250.57
                                                9868.01                  9236.44
                                                9587.89                  8960.28
                                                9507.86                  9000.34
                                                 9599.9                  9186.45
                                                9371.81                  8872.87
                                                9439.83                  8927.91
                                                 9599.9                  9054.06
                                                9655.92                  9073.39
                                                9303.78                  8645.77
                                                 9355.8                   8797.2
                                                8903.62                  8382.75
                                                9155.72                  8748.84
                                                9463.84                  9100.97
                                                9211.74                  8753.41
                                                9055.68                  8616.72
                                                9095.69                  8599.76
                                                9251.76                  8768.81
                                                9283.77                  8798.55
                                                8447.43                  8025.58
                                                8851.59                  8460.62
                                                8723.54                  8423.47
                                                8387.41                  8085.45
                                                8327.38                  7976.41
                                                7919.22                  7669.29
                                                7507.05                  7229.21
                                                7467.03                  7151.16
                                                7086.88                  6606.54
                                                6930.81                  6529.47
                                                7855.19                  7285.64
                                                7611.09                  7246.94
                                                6982.84                  6592.84
                                                7262.95                  6873.29
                                                7214.93                  6830.71
                                                7499.04                  7156.43
                                                7238.94                  6936.08
                                                 6898.8                  6514.29
                                                 6902.8                  6596.79
                                                6670.71                  6369.16
                                                6458.62                  6166.85
                                                7022.85                  6832.16
                                                7110.89                  6757.49
                                                7234.94                   6933.1
                                                7242.94                  7039.68
                                                7294.96                  7021.95
                                                7515.05                  7308.68
                                                7118.89                  6927.87
                                                6814.77                   6581.5
                                                6978.83                  6773.75
                                                 6886.8                  6688.92
                                                6722.73                  6541.53
                                                6430.61                  6204.88
                                                6754.74                  6635.17
                                                6438.61                  6359.63
                                                6322.57                  6195.74
                                                6382.59                  6257.91
                                                6042.45                  5875.84
                                                5686.31                   5481.7
                                                 5910.4                  5829.64
                                                6270.55                  6207.09
                                                6238.53                   6248.7
                                                 6402.6                  6471.94
                                                 6406.6                  6534.55
                                                5938.41                  5951.46
                                                6122.49                  6189.61
                                                6298.56                  6352.91
                                                6114.48                  6166.99
                                                6326.57                  6392.21
                                                6590.68                  6638.74
                                                6478.63                  6485.46
                                                6494.64                  6563.28
                                                6322.57                  6377.82
                                                6362.58                   6422.7
                                                6266.54                  6341.52
                                                6554.66                  6667.25
                                                6470.63                  6603.62
                                                 6410.6                  6464.13
                                                6462.62                  6483.23
                                                6326.57                  6365.18
                                                6314.56                  6304.56
                                                6290.55                  6343.99
                                                6294.56                  6377.94
                                                6246.54                  6355.34
                                                6358.58                   6511.7
                                                6458.57                  6604.08
                                                6679.62                  6814.02
                                                6691.68                  6782.39
                                                6768.04                  6835.38
                                                6715.79                  6634.08
                                                6788.13                  6656.91
                                                6683.64                  6515.15
                                                6567.09                  6368.15
                                                6551.01                  6379.77
                                                6378.19                  6166.89
                                                6446.52                   6175.3
                                                 6506.8                  6222.02
                                                6213.41                  5893.46
                                                6430.44                  6151.16
                                                6297.81                  6058.03
                                                6333.98                  6090.66
                                                6386.23                  6124.52
                                                 6442.5                  6191.41
                                                6599.24                  6399.98
                                                6454.55                  6188.46
                                                6390.25                  6047.44
                                                6438.48                  6044.27
                                                6587.18                  6140.05
                                                6603.26                   6098.6
                                                6715.79                  6198.83
                                                 6844.4                  6368.11
                                                 6824.3                  6377.81
                                                6607.28                  6064.68
                                                6599.24                  6115.58
                                                 6655.5                  6127.62
                                                 6611.3                  6067.09
                                                6362.12                  5791.76
                                                6366.14                  5787.38
                                                6301.83                  5721.58
                                                6277.72                   5657.5
                                                6076.77                  5461.34
                                                6237.53                  5680.42
                                                6161.16                  5621.25
                                                6028.54                  5533.75
                                                5928.06                  5403.52
                                                5698.98                  5151.68
                                                5739.17                   5118.7
                                                 5871.8                  5242.21
                                                5686.92                  5019.62
                                                5743.19                  5026.99
                                                5666.82                  4977.16
                                                5960.21                   5294.4
                                                 6020.5                  5309.14
                                                6181.26                  5526.38
                                                6165.18                  5569.31
                                                6120.97                  5549.85
                                                6277.72                  5728.28
                                                6321.93                  5847.96
                                                6301.83                  5772.07
                                                6233.51                  5658.12
                                                6559.05                   6059.7
                                                6466.61                  5936.17
                                                6474.65                  5993.36
                                                 6655.5                  6133.18
                                                6498.76                  6009.61
                                                6354.08                  5800.71
                                                6458.57                  5876.85
                                                6542.97                  5975.27
                                                6699.71                  6147.27
                                                6812.25                  6207.22
                                                6808.23                  6155.85
                                                6663.54                  6012.91
                                                6776.08                   6083.9
                                                 6928.8                  6315.51
                                                6916.74                  6332.04
                                                 6844.4                  6205.13
                                                6808.23                   6283.1
                                                6985.07                  6380.95
                                                6997.12                  6412.61
                                                6784.11                   6138.4
                                                6900.67                  6268.83
                                                6888.61                  6222.01
                                                 6908.7                  6283.83
                                                7093.58                  6389.37
                                                7133.77                  6325.02
                                                7049.37                  6307.95
                                                 7161.9                  6445.06
                                                   7182                  6439.32
                                                7202.09                  6474.23
                                                7362.85                  6693.46
                                                 7350.8                  6668.95
                                                7362.85                  6787.39
                                                7242.28                  6698.11
                                                7290.51                  6859.34
                                                 7266.4                  6714.19
                                                7274.43                  6707.93
                                                7113.67                   6530.3
                                                7206.11                  6598.69
                                                7165.92                  6524.56
                                                7334.72                  6723.45
                                                7334.72                  6712.98
                                                 7350.8                  6679.06
                                                7218.17                  6569.09
                                                   7182                  6559.38
                                                 7415.1                  6731.92
                                                7342.76                  6605.46
                                                7427.16                  6708.44
                                                7527.63                  6799.49
                                                7712.51                  6975.31
                                                 7732.6                  6989.13
                                                7708.49                  6894.51
                                                7780.83                  6975.03
                                                7800.93                  6957.88
                                                7776.81                  6952.29
                                                7833.08                  6977.04
                                                7857.19                  6953.07
                                                7933.55                  6997.35
                                                7961.69                  7007.34
                                                7804.95                  6840.82
                                                7756.72                  6753.81
                                                7792.89                  6744.61
                                                7800.93                  6802.31
                                                7873.27                  6823.47
                                                7652.22                  6615.73
                                                7640.17                  6631.09
                                                7676.34                  6674.54
                                                7792.89                   6817.7
                                                7800.93                  6809.09
                                                7833.08                  6871.01
                                                7792.89                  6812.98
                                                7808.97                  6843.44
                                                7608.01                  6644.17
                                                7579.88                  6661.38
                                                7395.01                  6530.29
                                                 7415.1                  6523.28
                                                7459.31                  6546.47
                                                7447.25                  6520.12
                                                7628.11                  6683.39
                                                7620.07                  6718.89
                                                7833.08                   6918.2
                                                7937.57                  6978.27
                                                7961.69                  6975.54
                                                8082.26                  7055.33
                                                8134.51                  7081.02
                                                8142.54                  7078.55
                                                8379.67                  7243.47
                                                8271.15                  7265.52
                                                8267.13                  7287.13
                                                8299.29                  7268.19
                                                8287.23                  7235.95
                                                8351.53                  7322.94
                                                8311.34                  7328.29
                                                8443.97                  7440.75
                                                8435.93                  7463.37
                                                8391.72                  7444.17
                                                8299.29                  7403.32
                                                8355.55                   7502.9
                                                8315.36                  7478.04
                                                   8239                  7385.54
                                                 8343.5                  7473.36
                                                8391.72                   7525.3
                                                 8323.4                  7461.16
                                                8126.47                   7281.7
                                                8251.06                  7356.86
                                                8303.31                  7408.31
                                                8383.69                  7489.83
                                                8544.45                  7630.66
                                                8536.41                   7626.6
                                                8532.39                  7644.69
                                                8520.33                  7646.37
                                                8596.69                  7668.51
                                                8568.56                  7654.36
8/31/09                                         8496.22                  7592.87

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 23

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $    20.74
Net Asset Value                                                      $    20.76
Premium/Discount to NAV                                                  -0.10%
Net Assets ($000)                                                    $    6,228
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 12/15/06)                             ONE YEAR             ANNUALIZED
--------------------------------------------------------------------------------
Claymore Ocean Tomo Patent ETF
   NAV                                            -17.12%                 -5.42%
   Market                                         -17.75%                 -5.46%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent Index                    -16.57%                 -4.62%
--------------------------------------------------------------------------------
S&P 500 Index                                     -18.25%                 -9.58%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.86%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65%, while the Fund's annualized gross operating expense ratio was determined to be 2.38%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     29.3%
Health Care                                                                25.9%
Energy                                                                     12.2%
Industrials                                                                11.1%
Consumer Staples                                                            5.4%
Financials                                                                  5.0%
Consumer Discretionary                                                      4.4%
Materials                                                                   4.2%
Telecommunication Services                                                  2.1%
Utilities                                                                   0.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.8%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           6.0%
Microsoft Corp.                                                             3.9%
Royal Dutch Shell PLC, ADR                                                  3.1%
JPMorgan Chase & Co.                                                        3.0%
Johnson & Johnson                                                           3.0%
Procter & Gamble Co.                                                        2.8%
International Business Machines Corp.                                       2.8%
Apple, Inc.                                                                 2.7%
General Electric Co.                                                        2.6%
Cisco Systems, Inc.                                                         2.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                    Claymore/Ocean Tomo
                                             Patent ETF            S&P 500 Index
--------------------------------------------------------------------------------

12/15/06                                          10000                    10000
                                                9964.38                  9978.97
                                                9996.04                    10001
                                                9996.04                  9987.09
                                                9968.34                  9952.71
                                                9912.94                  9901.21
                                                9948.56                  9944.38
                                                10027.7                  10016.2
                                                10019.8                  10001.8
                                                9980.21                   9956.9
                                                9961.43                  9946.85
                                                9981.22                  9959.06
                                                9909.98                  9898.44
                                                 9917.9                  9923.53
                                                9921.86                  9918.41
                                                9925.82                  9938.83
                                                 9993.1                    10002
                                                10068.3                  10050.5
                                                10068.3                  10058.7
                                                10072.2                  10050.6
                                                10040.6                    10021
                                                10068.3                  10050.1
                                                 9993.1                  9997.32
                                                10040.6                  10032.7
                                                10135.6                  10118.3
                                                10036.6                  10004.3
                                                10024.8                  9992.24
                                                10020.8                  9982.34
                                                10088.1                  10040.1
                                                10131.6                  10107.5
                                                  10191                    10164
                                                10194.9                  10181.3
                                                10179.1                  10172.4
                                                10179.1                  10179.6
                                                  10187                    10198
                                                10194.9                  10186.1
                                                10131.6                  10114.5
                                                10103.9                    10082
                                                  10187                  10160.4
                                                10297.8                  10240.5
                                                10301.8                  10252.2
                                                  10286                  10243.5
                                                10301.8                  10272.8
                                                  10282                  10258.9
                                                  10286                  10252.5
                                                10270.1                  10217.1
                                                10274.1                  10205.6
                                                 9917.9                  9852.08
                                                9961.43                  9909.79
                                                9925.82                  9884.22
                                                9795.21                  9771.53
                                                 9712.1                  9680.05
                                                9862.49                  9830.42
                                                9846.66                  9808.96
                                                 9917.9                  9879.52
                                                9921.86                  9886.26
                                                9961.43                  9913.05
                                                9795.21                  9713.83
                                                9854.58                  9779.51
                                                9866.45                  9815.96
                                                9838.75                  9778.38
                                                9941.65                  9884.93
                                                  10001                  9947.65
                                                10159.3                  10117.8
                                                10163.3                  10114.2
                                                10175.2                  10125.4
                                                10198.9                  10135.1
                                                10139.5                  10072.5
                                                10060.4                   9994.5
                                                10107.9                  10032.3
                                                  10096                  10020.6
                                                10115.8                  10046.7
                                                  10191                    10142
                                                10222.6                  10153.3
                                                10270.1                  10187.3
                                                10266.2                  10193.3
                                                10293.9                  10220.2
                                                10230.6                  10154.2
                                                10309.7                  10217.3
                                                10345.3                  10252.9
                                                10432.4                  10363.3
                                                10440.3                  10384.5
                                                10424.5                  10391.8
                                                10436.3                  10379.5
                                                10531.3                  10475.9
                                                10499.7                    10452
                                                10507.6                  10448.3
                                                10614.5                  10555.2
                                                10642.2                    10548
                                                10650.1                  10547.1
                                                10574.9                  10464.5
                                                10598.6                  10492.3
                                                10673.8                  10561.3
                                                10713.4                  10610.1
                                                  10753                  10633.2
                                                10792.5                  10660.8
                                                10772.8                  10649.2
                                                10812.3                  10686.4
                                                10642.2                    10539
                                                10768.8                  10641.7
                                                10776.7                  10623.3
                                                10772.8                  10610.4
                                                10867.7                  10705.1
                                                10863.8                  10696.2
                                                10950.8                  10766.9
                                                10966.7                  10783.5
                                                10962.7                  10776.6
                                                10962.7                  10763.8
                                                10855.9                  10660.6
                                                10931.1                  10718.9
                                                10931.1                  10736.9
                                                11010.2                  10826.6
                                                  11034                  10829.7
                                                11077.5                  10870.1
                                                11113.1                  10890.6
                                                11073.5                  10832.8
                                                10974.6                  10739.5
                                                10792.5                  10551.3
                                                10923.2                  10671.3
                                                10927.1                  10681.7
                                                10812.3                  10567.6
                                                10966.7                  10730.7
                                                11053.8                  10783.1
                                                11148.7                  10853.4
                                                11136.9                  10840.3
                                                11168.5                  10859.3
                                                  11030                  10711.8
                                                11113.1                  10780.3
                                                10966.7                  10641.4
                                                  10935                  10607.2
                                                10899.4                  10573.3
                                                10998.3                  10670.7
                                                11014.2                  10666.4
                                                  11026                  10649.7
                                                11156.7                  10763.7
                                                11200.2                  10804.5
                                                11204.1                  10808.3
                                                11247.7                  10847.2
                                                11283.3                  10857.2
                                                11144.8                  10703.2
                                                  11216                  10765.7
                                                11449.5                    10971
                                                11461.4                  11005.2
                                                11457.4                  10984.1
                                                11473.3                    10983
                                                11445.6                  10961.5
                                                11532.6                  11010.7
                                                11413.9                  10876.2
                                                11489.1                  10929.3
                                                11287.2                  10712.9
                                                11326.8                    10763
                                                11081.5                  10511.9
                                                10907.3                  10345.3
                                                11018.1                  10451.6
                                                10895.4                  10319.5
                                                10982.5                  10394.9
                                                11037.9                  10442.7
                                                10788.6                  10165.7
                                                10978.5                  10411.5
                                                11018.1                    10476
                                                11148.7                  10626.9
                                                10828.2                  10313.9
                                                10808.4                  10317.8
                                                10828.2                  10314.2
                                                10673.8                    10128
                                                10499.7                     9990
                                                10420.5                  10022.9
                                                10650.1                  10269.1
                                                10685.7                  10266.4
                                                10685.7                  10277.5
                                                  10840                  10398.5
                                                  10840                  10387.5
                                                11006.3                  10508.4
                                                10931.1                  10419.2
                                                10681.7                    10175
                                                10942.9                  10400.8
                                                10923.2                  10357.9
8/31/07                                         11049.8                  10474.2
                                                11188.3                    10584
                                                11097.3                  10467.2
                                                11176.4                  10513.5
                                                10974.6                  10335.8
                                                10954.8                    10323
                                                11113.1                  10463.8
                                                  11121                    10467
                                                11188.3                  10555.8
                                                11168.5                    10558
                                                11113.1                    10504
                                                  11402                  10810.9
                                                11469.3                    10877
                                                11465.3                  10806.3
                                                11532.6                  10856.1
                                                11504.9                  10799.1
                                                11536.6                  10795.6
                                                  11596                    10856
                                                11643.4                  10898.8
                                                11623.7                    10866
                                                  11774                  11010.5
                                                11726.5                  11007.6
                                                11627.6                  10959.7
                                                11659.3                    10983
                                                11758.2                  11091.2
                                                11734.5                  11055.5
                                                11833.4                  11145.2
                                                11829.5                  11126.9
                                                11770.1                  11070.1
                                                11837.4                  11122.8
                                                11766.1                  11029.7
                                                11710.7                  10957.2
                                                11746.3                  10977.5
                                                11789.9                  10969.5
                                                  11501                  10688.6
                                                11508.9                  10729.4
                                                11659.3                  10823.8
                                                11615.7                  10797.6
                                                11619.7                  10787.2
                                                11770.1                  10935.9
                                                11845.3                  10978.1
                                                11750.3                  10907.4
                                                11912.6                  11038.8
                                                11655.3                  10749.8
                                                11710.7                  10758.9
                                                11663.2                  10706.4
                                                11801.8                  10835.6
                                                11544.5                    10523
                                                11516.8                  10517.4
                                                  11315                  10367.4
                                                11136.9                  10263.9
                                                11417.8                    10566
                                                11342.7                    10494
                                                11223.9                  10355.9
                                                11318.9                  10410.3
                                                11132.9                  10228.7
                                                11208.1                  10275.2
                                                11041.9                  10112.1
                                                11200.2                    10284
                                                10986.5                  10045.1
                                                11140.8                  10195.5
                                                11409.9                    10490
                                                11429.7                  10495.7
                                                11481.2                  10577.3
                                                  11406                  10515.3
                                                11358.5                  10446.6
                                                11528.7                  10610.9
                                                11671.1                  10771.5
                                                11659.3                  10752.4
                                                11710.7                  10833.5
                                                11485.1                  10559.9
                                                11619.7                  10625.2
                                                11615.7                  10638.5
                                                11445.6                  10492.8
                                                11235.8                  10335.4
                                                11299.1                  10400.4
                                                11299.1                  10386.6
                                                11386.2                  10440.2
                                                11568.2                  10615.9
                                                11635.5                  10701.7
                                                11437.6                  10710.6
                                                11303.1                  10560.8
                                                11326.8                  10576.2
                                                11460.7                  10503.9
                                                11347.6                  10354.4
                                                  11388                  10354.5
                                                  11097                  10100.2
                                                11117.2                  10132.9
                                                10963.7                  9950.25
                                                11101.1                  10086.6
                                                11137.4                  10166.9
                                                10971.8                  10029.3
                                                11109.2                  10138.4
                                                10838.4                  9885.77
                                                  10705                  9831.41
                                                10442.4                  9545.77
                                                10393.9                  9488.27
                                                10179.7                  9383.12
                                                10248.4                  9584.54
                                                10397.9                  9681.24
                                                10264.5                  9527.66
                                                  10406                  9695.06
                                                10470.7                  9755.23
                                                10430.2                  9709.39
                                                10555.5                  9873.88
                                                10676.8                   9994.7
                                                  10608                  9890.34
                                                10260.5                   9574.8
                                                10195.8                  9505.64
                                                10232.2                  9582.94
                                                10232.2                  9542.82
                                                  10305                  9599.48
                                                10389.8                  9669.65
                                                10575.7                  9804.94
                                                10446.4                  9673.66
                                                10438.3                  9682.38
                                                10462.6                  9674.47
                                                10494.9                  9755.71
                                                10381.7                  9633.52
                                                10450.4                  9710.47
                                                  10608                  9844.78
                                                10692.9                  9912.94
                                                10692.9                  9906.22
                                                10628.2                  9818.79
                                                10377.7                  9553.12
                                                10389.8                  9558.42
                                                10341.3                  9525.55
                                                10434.3                  9580.21
                                                10240.3                  9370.79
                                                10135.2                  9292.14
                                                9993.79                  9148.84
                                                10317.1                  9488.85
                                                10272.6                  9406.17
                                                  10313                  9454.78
                                                  10115                  9258.49
                                                10038.2                  9176.92
                                                10381.7                  9566.34
                                                10102.9                  9334.14
                                                10252.4                  9557.62
                                                10422.2                   9704.1
                                                10482.8                   9726.5
                                                10442.4                  9641.71
                                                10333.2                  9533.25
                                                10300.9                  9457.85
                                                10373.7                  9511.87
                                                10656.5                  9853.31
                                                10640.4                  9836.23
                                                10648.5                  9849.09
                                                10680.8                  9857.08
                                                10664.6                  9872.54
                                                10624.2                   9825.5
                                                10567.6                  9746.77
                                                10632.3                  9790.84
                                                10381.7                  9592.01
                                                10349.4                  9559.68
                                                10381.7                  9603.75
                                                10632.3                  9822.74
                                                10583.8                  9829.14
                                                10781.8                  10007.5
                                                10830.3                  9992.17
                                                10729.3                  9904.35
                                                10814.2                  9933.13
                                                10822.2                  9997.14
                                                10874.8                  10062.2
                                                10850.5                    10052
                                                10830.3                  10013.2
                                                10822.2                  9975.13
                                                10975.8                    10148
                                                11012.2                  10180.8
                                                10979.8                  10135.6
                                                11076.8                  10213.5
                                                10923.3                  10032.7
                                                10987.9                    10070
                                                10931.3                  10004.3
                                                11032.4                  10114.9
                                                11040.5                  10113.3
                                                11084.9                  10155.5
                                                11222.3                    10265
                                                11278.9                    10278
                                                  11295                  10287.6
                                                11198.1                  10192.2
                                                11056.6                  10029.3
                                                11076.8                  10057.4
                                                10963.7                  9924.68
                                                11008.1                  9992.65
                                                11072.8                  10034.2
                                                11117.2                  10088.9
                                                11173.8                  10104.3
                                                11068.7                  9998.53
                                                11004.1                  9941.04
                                                  10996                   9942.7
                                                11214.2                  10137.3
                                                10927.3                  9825.31
                                                10935.4                  9833.47
                                                10850.5                  9809.52
                                                  10697                  9645.86
                                                10684.8                   9678.2
                                                10822.2                  9824.06
                                                10846.5                  9824.87
                                                10830.3                  9758.43
                                                10717.2                   9663.8
                                                10769.7                  9702.64
                                                10575.7                  9522.79
                                                10612.1                  9523.34
                                                10559.6                  9496.65
                                                10644.4                  9552.62
                                                10373.7                  9274.96
                                                10349.4                  9240.75
                                                  10410                   9252.5
                                                10414.1                  9289.78
                                                10232.2                   9121.2
                                                10256.5                  9131.33
                                                10232.2                  9054.92
                                                10353.5                  9213.13
                                                10171.6                  9004.25
                                                10296.9                  9067.19
                                                10195.8                  8967.35
                                                10151.4                  8886.37
                                                10094.8                  8789.65
                                                10224.1                   9011.1
                                                10317.1                  9119.66
                                                10296.9                   9122.3
                                                10325.2                  9117.61
                                                10365.6                  9240.81
                                                10381.7                  9278.37
                                                10252.4                  9064.01
                                                10317.1                   9101.9
                                                10163.5                  8932.58
                                                10296.9                  9142.02
                                                10434.3                  9295.02
                                                  10305                  9174.72
                                                10224.1                  9123.57
                                                10147.4                  9041.91
                                                10369.6                  9302.48
                                                10434.3                  9337.94
                                                10321.1                  9171.36
                                                  10503                  9390.51
                                                10551.5                     9458
                                                10498.9                  9344.46
                                                10498.9                  9320.26
                                                  10507                  9372.06
                                                10523.2                  9411.39
                                                  10410                  9269.94
                                                10333.2                  9184.39
                                                10377.7                  9241.94
                                                10414.1                   9265.6
                                                  10503                  9371.68
                                                10321.1                  9187.81
                                                10333.2                  9221.77
                                                  10402                  9296.98
                                                10523.2                  9436.47
8/31/08                                         10373.7                  9307.43
                                                10268.6                  9269.65
                                                  10208                  9255.49
                                                9892.76                  8978.76
                                                9884.68                  9018.91
                                                  10014                   9205.4
                                                9751.32                  8891.17
                                                9832.15                  8946.33
                                                 9945.3                  9072.73
                                                9993.79                  9092.11
                                                9605.84                  8663.61
                                                9710.91                  8815.35
                                                9322.96                  8400.04
                                                 9601.8                  8766.88
                                                9957.42                  9119.74
                                                9678.58                  8771.47
                                                9525.02                  8634.49
                                                9541.18                   8617.5
                                                9727.08                   8786.9
                                                9723.03                   8816.7
                                                8971.38                  8042.14
                                                9347.21                  8478.07
                                                9262.34                  8440.84
                                                8886.51                  8102.13
                                                8805.69                  7992.87
                                                8446.03                  7685.11
                                                8045.95                  7244.12
                                                7981.29                  7165.92
                                                7464.03                  6620.17
                                                7322.58                  6542.94
                                                8142.94                  7300.67
                                                8033.83                  7261.89
                                                7346.83                  6606.44
                                                7645.88                  6887.47
                                                7621.63                   6844.8
                                                8021.71                  7171.19
                                                7742.87                  6950.38
                                                7274.09                  6527.72
                                                7358.96                   6610.4
                                                 7088.2                   6382.3
                                                6874.02                  6179.57
                                                7581.22                  6846.26
                                                7573.14                  6771.43
                                                7763.07                   6947.4
                                                7843.89                   7054.2
                                                7856.02                  7036.43
                                                8155.06                  7323.75
                                                7738.82                  6942.16
                                                7358.96                  6595.08
                                                7597.38                  6787.73
                                                7512.52                  6702.71
                                                7338.75                  6555.03
                                                6979.09                  6217.68
                                                7439.78                  6648.86
                                                7124.57                  6372.75
                                                6975.04                  6208.52
                                                7076.07                  6270.82
                                                6651.75                  5887.96
                                                6211.27                     5493
                                                6570.93                  5841.66
                                                6958.88                  6219.89
                                                6962.92                  6261.59
                                                7160.94                  6485.29
                                                7241.76                  6548.03
                                                6667.92                  5963.73
                                                6938.67                  6202.38
                                                7100.32                  6366.01
                                                6894.22                  6179.71
                                                7096.28                   6405.4
                                                   7363                  6652.44
                                                7229.64                  6498.84
                                                7298.34                  6576.82
                                                7152.86                  6390.97
                                                7221.56                  6435.95
                                                7144.77                   6354.6
                                                 7500.4                     6681
                                                7439.78                  6617.24
                                                7266.01                  6477.46
                                                7274.09                   6496.6
                                                7169.02                  6378.31
                                                7112.44                  6317.57
                                                6954.84                  6357.08
                                                6995.25                  6391.09
                                                   6971                  6368.45
                                                7132.65                  6525.13
                                                7392.51                   6617.7
                                                7620.29                  6828.07
                                                7562.31                  6796.38
                                                7645.14                  6849.48
                                                7467.06                  6647.77
                                                7525.04                  6670.65
                                                7392.51                  6528.59
                                                7259.98                  6381.28
                                                7259.98                  6392.93
                                                7036.34                  6179.61
                                                7077.76                  6188.04
                                                7139.88                  6234.85
                                                6820.99                  5905.62
                                                7073.62                  6163.84
                                                6974.22                  6070.53
                                                6990.79                  6103.22
                                                7040.48                  6137.15
                                                7115.03                  6204.18
                                                7272.41                  6413.18
                                                7061.19                  6201.22
                                                6920.38                  6059.92
                                                6920.38                  6056.74
                                                7052.91                  6152.72
                                                7015.64                  6111.18
                                                7110.89                  6211.61
                                                7264.12                  6381.25
                                                7280.69                  6390.96
                                                6978.36                  6077.19
                                                7015.64                  6128.19
                                                7052.91                  6140.26
                                                7007.35                  6079.61
                                                6721.59                   5803.7
                                                6721.59                  5799.32
                                                6638.76                  5733.39
                                                6560.08                  5669.17
                                                6344.72                  5472.61
                                                6539.37                  5692.13
                                                6468.96                  5632.84
                                                6336.44                  5545.16
                                                6195.63                  5414.67
                                                5909.87                   5162.3
                                                 5893.3                  5129.26
                                                6042.39                  5253.02
                                                5822.89                  5029.97
                                                5856.03                  5037.36
                                                5798.05                  4987.43
                                                6137.65                  5305.32
                                                6141.79                  5320.09
                                                6373.71                  5537.78
                                                6423.41                   5580.8
                                                6406.84                   5561.3
                                                6576.64                   5740.1
                                                6655.33                  5860.03
                                                6576.64                  5783.98
                                                6456.54                  5669.79
                                                6854.12                   6072.2
                                                6738.16                  5948.41
                                                6796.14                  6005.72
                                                6965.94                  6145.83
                                                6820.99                  6022.01
                                                6626.34                  5812.67
                                                6705.03                  5888.97
                                                6820.99                   5987.6
                                                6994.93                  6159.95
                                                 7032.2                  6220.02
                                                6994.93                  6168.54
                                                6833.41                  6025.31
                                                6903.82                  6096.45
                                                7102.61                  6328.53
                                                7094.32                   6345.1
                                                7007.35                  6217.93
                                                7044.63                  6296.06
                                                7193.72                  6394.11
                                                   7202                  6425.84
                                                6941.09                  6151.06
                                                7069.47                  6281.76
                                                7023.92                  6234.84
                                                 7081.9                   6296.8
                                                7210.28                  6402.54
                                                7173.01                  6338.07
                                                7148.16                  6320.96
                                                 7301.4                  6458.35
                                                7284.83                   6452.6
                                                7346.95                  6487.58
                                                7549.88                  6707.26
                                                7512.61                   6682.7
                                                7587.16                  6801.39
                                                7504.33                  6711.92
                                                7636.86                  6873.49
                                                7520.89                  6728.04
                                                7537.46                  6721.77
                                                7388.37                  6543.77
                                                7458.77                   6612.3
                                                7392.51                  6538.02
                                                7595.44                  6737.32
                                                7607.86                  6726.83
                                                7603.72                  6692.84
                                                7479.48                  6582.64
                                                7467.06                  6572.91
                                                7649.28                  6745.81
                                                7525.04                  6619.09
                                                7624.43                  6722.28
                                                7707.26                  6813.51
                                                7906.05                   6989.7
                                                7918.47                  7003.55
                                                7814.94                  6908.74
                                                7893.63                  6989.42
                                                7877.06                  6972.23
                                                7864.64                  6966.63
                                                7910.19                  6991.43
                                                7901.91                  6967.41
                                                7964.03                  7011.79
                                                7968.17                  7021.79
                                                7769.38                  6854.93
                                                7698.98                  6767.74
                                                7727.97                  6758.52
                                                 7761.1                  6816.34
                                                7794.23                  6837.54
                                                7566.45                  6629.38
                                                 7591.3                  6644.77
                                                7620.29                  6688.31
                                                7756.96                  6831.76
                                                7740.39                  6823.13
                                                7806.66                  6885.18
                                                7736.25                  6827.03
                                                7785.95                  6857.56
                                                7574.73                  6657.88
                                                7574.73                  6675.12
                                                7425.64                  6543.76
                                                7429.78                  6536.73
                                                7458.77                  6559.98
                                                7425.64                  6533.57
                                                 7591.3                  6697.18
                                                7632.71                  6732.75
                                                7872.92                  6932.48
                                                7951.61                  6992.67
                                                7968.17                  6989.93
                                                8063.43                  7069.88
                                                8108.98                  7095.62
                                                8113.12                  7093.15
                                                8291.21                  7258.41
                                                8295.35                   7280.5
                                                8307.77                  7302.17
                                                8311.91                  7283.19
                                                8274.64                  7250.87
                                                8345.05                  7338.05
                                                 8340.9                  7343.41
                                                8465.15                   7456.1
                                                8469.29                  7478.77
                                                8415.45                  7459.53
                                                8353.33                  7418.59
                                                8432.02                  7518.38
                                                8407.17                  7493.46
                                                8324.34                  7400.78
                                                8436.16                  7488.78
                                                8477.57                  7540.82
                                                8398.88                  7476.55
                                                8216.66                  7296.72
                                                8307.77                  7372.03
                                                8369.89                  7423.59
                                                8448.58                  7505.28
                                                8605.96                   7646.4
                                                8614.24                  7642.33
                                                8622.52                  7660.46
                                                8622.52                  7662.15
                                                8668.08                  7684.33
                                                 8659.8                  7670.14
8/31/09                                         8597.67                  7608.53

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   14.26
Net Asset Value                                                       $   14.27
Premium/Discount to NAV                                                  -0.07%
Net Assets ($000)                                                     $  39,564
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
PERFORMANCE INCLUSIVE OF RYJ
CLOSED END FUND                                         3 YEARS  SINCE INCEPTION
(INCEPTION 5/19/06)                        1 YEAR    ANNUALIZED       ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Raymond James SB-1 Equity ETF
   NAV                                    -19.17%        -6.30%           -5.69%
   Market                                 -18.82%        -3.14%           -6.74%
--------------------------------------------------------------------------------
Raymond James SB-1 Equity Index           -17.91%        -5.06%           -4.43%
S&P MidCap 400 Index                      -18.17%        -2.99%           -3.08%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund's total annual operating expense ratio, gross of any fee waivers or expense reimbursements, is 0.75%.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Information Technology                                                     27.4%
Financials                                                                 18.6%
Energy                                                                     13.5%
Consumer Discretionary                                                     12.5%
Industrials                                                                 7.2%
Health Care                                                                 6.3%
Telecommunication Services                                                  5.5%
Consumer Staples                                                            0.9%
--------------------------------------------------------------------------------
Total Common Stocks                                                        91.9%
Master Limited Partnerships                                                 7.2%
Preferred Stocks                                                            0.9%
--------------------------------------------------------------------------------
Total Investments                                                         100.0%
Liabilities in excess of Other Assets                                       0.0%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------
                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Cardinal Financial Corp.                                                    1.0%
Nvidia Corp.                                                                1.0%
JDS Uniphase Corp.                                                          1.0%
Dollar Tree, Inc.                                                           1.0%
TD Ameritrade Holding Corp.                                                 1.0%
NTELOS Holdings Corp.                                                       0.9%
US Bancorp                                                                  0.9%
Atlantic Tele-Network, Inc.                                                 0.9%
Vocus, Inc.                                                                 0.9%
NII Holdings, Inc.                                                          0.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                 Claymore/Raymond James
                                        SB-1 Equity ETF     S&P MidCap 400 Index
--------------------------------------------------------------------------------
5/19/06                                           10000                  10021.4
                                                  10000                  9943.28
                                                9979.06                  9894.69
                                                9900.52                  9879.37
                                                10052.4                  9999.51
                                                10104.7                  10065.6
                                                9942.41                  9905.48
                                                10041.9                  10055.2
                                                10172.8                  10207.8
                                                10225.1                    10246
                                                9963.35                  9996.04
                                                9916.23                  9940.52
                                                9790.58                   9858.9
                                                9769.63                  9812.67
                                                9732.98                  9793.83
                                                9502.62                  9574.06
                                                9314.14                  9418.42
                                                9366.49                  9466.62
                                                 9691.1                  9770.65
                                                9654.45                  9730.56
                                                9518.32                     9574
                                                9476.44                  9537.57
                                                9602.09                  9711.26
                                                9570.68                   9654.7
                                                9696.34                  9743.54
                                                 9764.4                  9796.79
                                                9649.21                  9705.52
                                                9675.39                   9718.8
                                                9942.41                  10005.5
                                                10015.7                  10057.5
                                                  10089                  10131.1
                                                9979.06                  9974.75
                                                9931.94                    10002
                                                9806.28                  9908.41
                                                9795.81                  9891.32
                                                9827.23                  9929.14
                                                9717.28                   9811.4
                                                9554.97                  9641.57
                                                9497.38                  9572.07
                                                9424.08                  9504.65
                                                9445.03                  9507.54
                                                9659.69                  9737.66
                                                9507.85                  9518.01
                                                9350.79                  9378.14
                                                9586.39                  9583.03
                                                9722.51                  9699.14
                                                9738.22                  9694.08
                                                9654.45                  9595.77
                                                 9780.1                  9750.51
                                                 9853.4                  9770.69
                                                9774.87                  9691.36
                                                9848.17                  9754.93
                                                9884.82                  9822.18
                                                9869.11                  9780.57
                                                9842.93                  9721.55
                                                9753.93                  9638.23
                                                9706.81                  9567.76
                                                9748.69                  9628.12
                                                9670.16                  9547.76
                                                9659.69                  9551.99
                                                9832.46                  9728.97
                                                9968.59                  9867.77
                                                9958.12                  9866.96
                                                9984.29                  9886.67
                                                9910.99                  9799.28
                                                 9926.7                  9810.22
                                                9821.99                  9718.45
                                                9842.93                  9695.06
                                                 9853.4                  9689.88
                                                9931.94                  9765.44
                                                10010.5                  9814.97
                                                10015.7                  9838.53
                                                10026.2                  9882.36
                                                  10089                   9930.5
                                                10151.8                  9971.11
                                                9931.94                  9801.29
                                                9874.35                  9740.38
                                                 9853.4                  9745.74
                                                9821.99                  9733.34
                                                10015.7                  9897.68
                                                10104.7                  9986.93
                                                10020.9                  9919.61
                                                10036.7                  9911.13
                                                10068.1                  9908.32
                                                10015.7                  9874.57
                                                10057.6                  9934.67
                                                10031.4                  9867.16
                                                9931.94                  9793.84
                                                10041.9                  9889.56
                                                10120.4                  9971.36
                                                10157.1                  9999.92
                                                10157.1                  10008.4
                                                10130.9                  9948.85
                                                10005.2                  9895.54
                                                9947.64                  9868.53
                                                10104.7                  10026.3
                                                10225.1                    10145
                                                10183.2                    10081
                                                10204.2                  10137.6
                                                  10288                  10176.3
                                                10204.2                  10154.9
                                                10382.2                  10306.3
                                                10418.8                  10354.3
                                                10518.3                  10430.9
                                                10424.1                  10343.3
                                                10371.7                  10321.5
                                                  10445                  10369.6
                                                  10377                  10297.8
                                                10403.1                  10348.7
                                                10471.2                  10374.8
                                                10523.6                  10420.5
                                                10586.4                  10512.7
                                                10486.9                  10390.9
                                                10476.4                  10411.8
                                                10471.2                  10362.4
                                                10314.1                  10237.4
                                                  10267                  10232.5
                                                10361.3                  10250.2
                                                  10466                  10366.6
                                                10481.7                  10391.7
                                                  10534                  10453.8
                                                10476.4                  10393.8
                                                10481.7                  10463.3
                                                10502.6                  10484.5
                                                10602.1                    10594
                                                10680.6                  10656.6
                                                  10623                  10659.3
                                                10602.1                  10645.9
                                                10612.6                    10663
                                                10664.9                  10684.8
                                                10675.4                  10735.1
                                                10664.9                  10725.3
                                                10497.4                  10509.5
                                                  10555                    10539
                                                10706.8                  10668.1
                                                10753.9                  10695.8
                                                10717.3                  10697.8
                                                10795.8                  10821.8
                                                10806.3                    10845
                                                  10822                  10837.4
                                                10769.6                    10790
                                                10753.9                  10790.5
                                                  10733                  10776.6
                                                10670.2                  10722.3
                                                10685.9                  10738.7
                                                10780.1                    10824
                                                10743.5                  10794.3
                                                10602.1                    10684
                                                10602.1                  10691.5
                                                10596.9                  10700.5
                                                10575.9                  10652.8
                                                  10466                  10612.1
                                                10492.2                  10669.7
                                                10581.2                  10764.5
                                                10565.5                  10725.3
                                                10539.3                  10643.8
                                                10449.8                  10682.9
                                                  10434                  10707.1
                                                10349.8                  10592.8
                                                10365.6                  10601.5
                                                10349.8                    10633
                                                10355.1                  10669.7
                                                10397.2                  10784.5
                                                  10513                  10860.3
                                                10465.6                  10843.5
                                                10465.6                  10840.2
                                                10360.3                  10738.6
                                                10481.4                  10809.3
                                                10439.3                  10758.6
                                                10544.6                  10838.9
                                                10623.6                  10948.4
                                                10481.4                  10819.8
                                                10523.5                  10846.9
                                                10518.3                  10893.6
                                                  10613                  10956.6
                                                10713.1                  11030.6
                                                10781.5                  11134.5
                                                10823.6                  11163.1
                                                10813.1                  11165.7
                                                10839.4                  11221.5
                                                10897.3                  11266.1
                                                10928.9                  11273.8
                                                10860.5                    11194
                                                10776.2                  11157.5
                                                10818.3                  11262.1
                                                  10871                    11337
                                                10865.7                  11365.8
                                                10881.5                  11379.6
                                                10939.4                  11456.5
                                                10976.3                  11486.3
                                                11007.9                  11500.5
                                                10992.1                  11500.2
                                                10986.8                  11453.3
                                                10639.4                  11101.5
                                                10686.7                  11111.4
                                                10665.7                  11090.2
                                                10539.3                  10921.7
                                                10360.3                    10728
                                                10544.6                  10902.3
                                                10534.1                    10928
                                                  10592                  11008.3
                                                10597.2                  11046.6
                                                  10613                    11091
                                                10391.9                  10871.7
                                                10423.5                  10916.2
                                                10465.6                  10991.1
                                                10428.8                  10930.8
                                                10544.6                  11046.1
                                                10644.6                  11137.9
                                                10828.9                  11298.2
                                                10834.1                  11323.8
                                                10881.5                    11354
                                                  10892                  11348.8
                                                10807.8                  11294.6
                                                10760.4                  11246.8
                                                10802.5                  11247.3
                                                10797.3                    11261
                                                10844.7                  11313.7
                                                10923.6                  11398.3
                                                10928.9                    11407
                                                10981.5                  11440.2
                                                10976.3                    11450
                                                11044.7                  11489.3
                                                  10950                  11421.7
                                                11060.5                  11499.4
                                                11097.4                  11526.1
                                                11202.7                  11648.3
                                                11181.6                    11635
                                                  11150                  11622.1
                                                11092.1                  11577.8
                                                11197.4                  11687.7
                                                11192.1                  11706.2
                                                  11229                  11699.9
                                                11344.8                  11792.1
                                                11360.6                  11820.5
                                                11323.7                  11772.9
                                                11181.6                  11603.5
                                                11197.4                  11636.5
                                                11392.2                  11769.6
                                                11418.5                  11802.2
                                                  11429                  11853.2
                                                11413.2                  11855.2
                                                11413.2                  11862.2
                                                11481.7                  11943.1
                                                11318.5                  11777.8
                                                11439.5                  11882.3
                                                11392.2                  11836.4
                                                11302.7                    11789
                                                11371.1                  11862.3
                                                11402.7                  11874.2
                                                11497.5                  11939.7
                                                  11587                  12037.6
                                                11618.5                    12063
                                                11597.5                  12024.6
                                                  11408                  11836.6
                                                11497.5                  11916.2
                                                11597.5                  11982.5
                                                  11708                  12117.3
                                                11760.7                    12185
                                                11829.1                  12258.9
                                                11913.3                  12313.8
                                                  11866                  12235.2
                                                11718.6                  12084.5
                                                11502.7                    11832
                                                  11587                  11961.1
                                                11623.8                  11968.7
                                                11497.5                  11836.5
                                                11660.7                  11971.2
                                                11755.4                  12061.4
                                                  11866                  12135.4
                                                11850.2                  12109.5
                                                  11866                    12091
                                                11718.6                  11967.3
                                                  11787                  12051.2
                                                11692.2                  11928.4
                                                11592.2                  11844.3
                                                  11529                  11809.5
                                                11702.8                  11942.1
                                                  11687                  11949.3
                                                11660.7                  11918.8
                                                11776.5                  12077.6
                                                11834.4                  12121.8
                                                11876.5                  12126.7
                                                11929.1                  12197.8
                                                11971.2                  12211.2
                                                11818.6                  12031.2
                                                11829.1                  12093.2
                                                  11987                  12288.8
                                                11992.3                  12332.5
                                                  11887                  12252.3
                                                11839.6                  12275.6
                                                  11808                  12242.9
                                                11881.8                  12299.7
                                                11734.3                  12171.5
                                                11681.7                  12143.5
                                                11418.5                  11863.3
                                                11460.6                  11852.8
                                                11181.6                  11588.5
                                                10997.3                  11437.3
                                                11097.4                  11538.3
                                                11060.5                  11405.6
                                                11086.8                  11436.7
                                                11181.6                  11533.2
                                                10865.7                  11197.5
                                                10907.8                  11347.6
                                                11065.8                  11437.7
                                                11297.4                  11588.8
                                                11118.4                    11324
                                                11165.8                  11346.2
                                                11160.5                  11371.8
                                                10918.4                  11158.5
                                                10718.3                  10930.9
                                                10744.6                  10943.1
                                                11060.5                  11176.6
                                                11092.1                    11229
                                                11113.2                  11253.5
                                                11292.1                  11415.5
                                                11202.7                  11365.2
                                                  11350                  11525.3
                                                11276.3                  11405.5
                                                11018.4                  11132.7
                                                11265.8                    11401
                                                11239.5                  11345.8
8/31/07                                           11408                  11510.7
                                                11523.8                    11645
                                                11418.5                  11537.8
                                                  11429                  11596.2
                                                11234.2                  11384.5
                                                11160.5                    11304
                                                11286.9                  11443.5
                                                11244.8                  11433.4
                                                11286.9                  11464.7
                                                11318.5                  11510.1
                                                11244.8                  11423.5
                                                  11587                  11762.7
                                                11671.2                  11825.2
                                                  11608                  11742.6
                                                11644.9                  11769.2
                                                11550.1                  11685.6
                                                11486.9                  11672.7
                                                11565.9                  11761.2
                                                11602.7                  11860.5
                                                11539.6                  11815.2
                                                11713.3                  11977.3
                                                11797.5                  12041.7
                                                  11708                  12012.5
                                                11739.6                  12008.4
                                                11913.3                  12202.9
                                                11818.6                  12144.7
                                                11934.4                  12246.6
                                                11976.5                  12238.1
                                                11860.7                    12162
                                                11955.5                  12183.5
                                                11855.4                  12095.4
                                                11771.2                  11992.6
                                                11818.6                  11997.6
                                                  11808                  12026.5
                                                11465.9                  11740.8
                                                11581.7                  11817.7
                                                11692.2                  11899.4
                                                11597.5                  11874.9
                                                11518.5                  11818.7
                                                11665.9                  11958.7
                                                11744.9                  11993.4
                                                11713.3                  11924.7
                                                11850.2                  12126.1
                                                11544.8                  11861.1
                                                11639.6                  11845.4
                                                11550.1                  11751.4
                                                11692.2                  11898.8
                                                11371.1                    11625
                                                11434.3                    11670
                                                  11229                  11515.1
                                                11086.8                  11341.3
                                                  11350                  11592.5
                                                11265.8                  11540.4
                                                11144.7                  11414.8
                                                11160.5                  11391.5
                                                10939.4                  11176.8
                                                10897.3                  11162.1
                                                10728.8                  11015.7
                                                10923.6                  11160.3
                                                10707.8                  10984.5
                                                10755.2                  11106.8
                                                11097.4                  11437.6
                                                11113.2                  11437.4
                                                11197.4                  11515.2
                                                11060.5                  11469.8
                                                11002.6                  11428.8
                                                  11150                  11596.9
                                                11371.1                  11835.7
                                                  11408                  11849.8
                                                11486.9                  11945.2
                                                11192.1                  11592.2
                                                  11229                  11633.8
                                                11181.6                  11632.2
                                                11018.4                  11448.2
                                                10813.1                  11255.3
                                                10918.4                  11336.7
                                                10934.2                  11329.4
                                                11102.6                  11462.8
                                                10318.2                  11641.3
                                                10455.1                  11772.2
                                                10502.5                  11743.2
                                                10281.4                  11564.7
                                                10265.6                  11559.1
                                                11202.7                  11493.1
                                                11052.9                  11351.6
                                                10949.1                  11271.6
                                                10568.8                  10949.2
                                                10511.2                  10920.2
                                                10280.7                  10670.8
                                                10315.2                  10721.9
                                                10413.2                  10819.4
                                                10171.2                  10667.5
                                                10315.2                  10777.1
                                                10050.2                  10521.7
                                                10050.2                  10472.2
                                                9808.12                    10169
                                                9779.31                  10132.8
                                                9698.63                  10084.9
                                                9957.95                  10313.5
                                                10096.2                  10436.5
                                                10027.1                  10343.1
                                                10234.6                  10583.1
                                                  10321                  10662.2
                                                10217.3                  10548.7
                                                10407.4                    10785
                                                10632.2                  11037.3
                                                  10540                  10956.8
                                                  10223                  10642.8
                                                10084.7                  10517.4
                                                10217.3                  10627.2
                                                10194.2                    10647
                                                10280.7                    10708
                                                10332.5                  10731.2
                                                10528.5                  10870.9
                                                10315.2                    10699
                                                10251.8                  10672.6
                                                10263.4                  10682.6
                                                10361.3                  10830.7
                                                10153.9                  10687.6
                                                10165.4                    10750
                                                10355.6                  10968.3
                                                10482.4                    11076
                                                10482.4                  11023.2
                                                10349.8                  10913.5
                                                  10102                  10584.4
                                                10090.5                    10603
                                                10067.4                  10541.2
                                                10125.1                  10605.9
                                                9859.98                  10315.8
                                                9750.49                  10215.7
                                                9537.27                  10002.2
                                                9877.27                  10332.8
                                                9785.07                  10284.6
                                                9871.51                  10416.9
                                                9635.24                  10223.2
                                                9427.78                  10008.5
                                                9819.64                    10412
                                                9571.85                  10153.3
                                                9796.59                  10342.1
                                                10038.6                  10579.2
                                                10136.6                  10685.4
                                                10096.2                  10598.2
                                                9963.71                  10474.5
                                                9865.75                  10381.4
                                                9923.37                    10476
                                                10240.3                  10820.3
                                                10274.9                  10867.9
                                                10349.8                  10912.2
                                                10384.4                  10956.9
                                                10390.2                  10986.8
                                                10378.6                  10979.2
                                                10246.1                  10809.2
                                                10303.7                  10944.2
                                                10096.2                  10747.8
                                                10084.7                  10726.8
                                                10125.1                  10783.2
                                                10424.7                  11095.6
                                                  10344                  11054.2
                                                10528.5                  11223.6
                                                  10540                  11228.8
                                                10372.9                  11066.7
                                                10482.4                  11105.6
                                                  10563                  11191.6
                                                10707.1                  11347.5
                                                10712.9                  11371.3
                                                10707.1                  11296.6
                                                10724.4                  11283.3
                                                10931.8                  11430.7
                                                10891.5                  11445.5
                                                10856.9                  11435.5
                                                  10978                  11527.3
                                                10776.2                  11393.8
                                                10845.4                  11480.7
                                                10851.2                  11490.5
                                                10989.5                  11625.2
                                                11041.3                  11697.5
                                                11081.7                  11723.9
                                                11225.7                  11863.1
                                                11248.8                  11897.5
                                                11225.7                  11861.7
                                                11173.9                  11843.4
                                                11029.8                  11661.9
                                                11058.6                  11699.6
                                                10931.8                  11560.4
                                                11029.8                  11656.2
                                                11104.7                    11759
                                                11133.5                  11799.4
                                                11191.2                  11880.3
                                                11064.4                  11780.4
                                                11035.6                  11784.3
                                                  11099                  11815.7
                                                11398.6                  12088.5
                                                11104.7                  11772.3
                                                11035.6                  11760.2
                                                10966.4                  11676.9
                                                10799.3                  11475.4
                                                10822.3                  11483.6
                                                10972.2                  11667.6
                                                11075.9                    11763
                                                11052.9                  11758.8
                                                10954.9                  11669.4
                                                11012.5                  11723.6
                                                10822.3                  11518.1
                                                10770.5                  11511.7
                                                  10638                  11368.3
                                                10747.4                  11447.5
                                                10476.6                  11145.6
                                                10407.4                  11102.4
                                                10390.2                  11044.6
                                                10349.8                  11060.8
                                                10153.9                  10728.9
                                                10009.8                  10611.7
                                                9871.51                  10528.6
                                                  10079                    10765
                                                9859.98                  10611.4
                                                9957.95                  10667.5
                                                9940.66                  10627.9
                                                9859.98                  10522.6
                                                9721.68                    10426
                                                9998.29                    10679
                                                9998.29                  10824.7
                                                9986.76                  10798.7
                                                10044.4                  10871.2
                                                  10079                    11012
                                                10061.7                  11022.2
                                                 9842.7                  10688.4
                                                9946.42                  10734.7
                                                9738.97                  10607.1
                                                9894.56                  10834.5
                                                  10102                  10996.1
                                                10009.8                  10839.8
                                                9963.71                  10813.9
                                                 9733.2                  10613.9
                                                9883.03                  10837.5
                                                10067.4                  10917.2
                                                9957.95                  10753.5
                                                  10102                  10991.4
                                                10217.3                  11093.2
                                                10136.6                  10984.7
                                                10228.8                  11021.7
                                                10303.7                  11109.4
                                                  10298                  11104.1
                                                10153.9                  10959.2
                                                10113.5                  10850.9
                                                  10223                  10896.2
                                                10263.4                  10911.5
                                                  10298                    11013
                                                10096.2                  10790.2
                                                10125.1                  10840.9
                                                10269.1                  10978.9
                                                10355.6                  11152.3
8/31/08                                         10205.8                  11025.4
                                                10050.2                  10917.5
                                                9923.37                  10844.8
                                                9652.53                    10583
                                                9675.58                  10622.8
                                                9664.05                  10763.3
                                                 9208.8                  10347.9
                                                9335.58                  10490.1
                                                9335.58                  10546.4
                                                9387.44                  10666.2
                                                8863.04                  10196.9
                                                9030.15                  10414.6
                                                8661.34                  9960.82
                                                9099.31                  10449.6
                                                9652.53                  10892.7
                                                9295.24                  10385.4
                                                9110.83                  10265.9
                                                9041.68                  10150.7
                                                9168.46                  10264.6
                                                9058.97                  10194.2
                                                8246.43                  9450.79
                                                8632.53                  9844.47
                                                8523.04                  9731.68
                                                7998.63                  9190.61
                                                 7802.7                  8962.02
                                                7364.73                  8567.15
                                                6840.33                  8104.18
                                                 6690.5                  8007.81
                                                6166.09                  7429.83
                                                6119.99                  7446.44
                                                6978.63                  8226.51
                                                 6874.9                  8040.89
                                                6131.52                  7263.42
                                                 6442.7                  7546.98
                                                6523.38                  7518.18
                                                6897.95                  7850.19
                                                6707.79                  7630.48
                                                6252.53                  7182.16
                                                6091.18                  6995.18
                                                5895.24                  6794.26
                                                 5624.4                  6502.34
                                                6033.55                  7062.33
                                                6206.43                  7190.82
                                                6529.14                  7490.35
                                                6759.65                  7704.39
                                                 6736.6                  7704.23
                                                7024.73                  7880.74
                                                6627.11                  7479.95
                                                6246.77                  7137.46
                                                6373.55                  7315.71
                                                6315.92                  7134.48
                                                6096.94                  6966.78
                                                5653.21                  6590.74
                                                6108.46                  7133.15
                                                 5762.7                  6753.14
                                                5647.45                  6648.91
                                                5601.35                  6631.15
                                                5163.38                  6141.52
                                                 4650.5                  5663.31
                                                4915.58                  5994.46
                                                 5376.6                  6442.81
                                                5486.09                  6568.41
                                                5854.91                  6920.99
                                                5929.82                  6990.23
                                                5244.06                  6229.62
                                                5497.62                  6528.06
                                                5589.82                  6691.19
                                                5353.55                   6459.3
                                                5561.01                  6770.61
                                                 5808.8                  7029.71
                                                5728.13                  6847.53
                                                 5964.4                  7032.58
                                                5751.18                  6705.96
                                                5889.48                  6903.32
                                                5728.13                  6724.43
                                                6050.84                  7138.12
                                                 6056.6                   7205.6
                                                 5918.3                   7073.1
                                                5975.92                  7121.46
                                                5779.99                  6948.21
                                                5693.55                  6886.99
                                                5682.02                  6915.99
                                                 5762.7                  7007.05
                                                5722.36                  6907.38
                                                5883.72                  7142.86
                                                 6110.2                  7329.07
                                                6358.77                  7507.47
                                                6503.29                  7496.33
                                                 6740.3                  7617.21
                                                6474.39                  7370.18
                                                6572.66                  7427.88
                                                6347.21                  7225.42
                                                6098.64                  7024.52
                                                6173.79                  7102.97
                                                5890.54                  6820.84
                                                5942.56                  6938.36
                                                6011.93                  7040.64
                                                5607.28                  6618.63
                                                5913.66                  6923.94
                                                5740.24                  6766.93
                                                5803.82                  6831.93
                                                5884.75                  6872.56
                                                5948.34                  6970.23
                                                6162.23                  7230.69
                                                5925.22                  6981.07
                                                5803.82                  6797.44
                                                5803.82                  6819.38
                                                5873.19                  6872.76
                                                5861.63                  6859.62
                                                5983.03                  6969.35
                                                6202.69                  7235.87
                                                6220.04                  7219.46
                                                5925.22                  6894.81
                                                5942.56                  6916.31
                                                5988.81                  6952.98
                                                5983.03                  6899.11
                                                5624.62                  6606.93
                                                5561.04                  6527.19
                                                5468.54                   6423.9
                                                5387.61                  6370.33
                                                5162.17                  6115.24
                                                5445.42                  6387.19
                                                5358.71                  6298.67
                                                 5300.9                  6187.11
                                                5237.32                  6139.25
                                                4902.04                  5766.29
                                                4884.69                  5728.47
                                                5081.24                  5903.73
                                                4809.54                  5618.45
                                                4769.08                  5578.81
                                                4705.49                  5530.82
                                                5087.02                  5915.37
                                                5127.48                  5938.75
                                                5404.96                  6219.08
                                                5439.64                  6246.99
                                                5376.05                  6158.11
                                                5589.94                  6383.66
                                                 5780.7                  6582.58
                                                5786.48                  6543.89
                                                5578.38                  6353.05
                                                6058.18                  6821.21
                                                 5902.1                  6651.88
                                                5971.47                  6733.98
                                                6220.04                  6997.53
                                                 6052.4                  6827.52
                                                5826.95                   6590.7
                                                5913.66                  6694.71
                                                6040.83                  6769.92
                                                6312.53                   7058.8
                                                6393.46                  7182.11
                                                6295.18                  7092.95
                                                6092.86                  6860.18
                                                6225.82                  6964.17
                                                6584.22                  7347.46
                                                6607.34                  7343.16
                                                6451.26                  7150.65
                                                6532.19                  7249.58
                                                6717.18                  7446.87
                                                6798.11                  7537.48
                                                6428.14                  7128.56
                                                6595.78                  7348.12
                                                6595.78                  7369.25
                                                6595.78                  7342.33
                                                6751.86                  7539.26
                                                6670.93                  7446.43
                                                6676.71                  7486.19
                                                6907.94                   7697.1
                                                6879.04                  7690.19
                                                6936.84                  7659.29
                                                7260.56                  7977.48
                                                 7220.1                  7913.55
                                                 7370.4                  7982.79
                                                7196.97                  7784.24
                                                7439.76                   8047.1
                                                7289.47                  7862.73
                                                7173.85                  7782.44
                                                6855.91                  7444.66
                                                6971.53                  7567.65
                                                6879.04                  7487.04
                                                7156.51                   7774.5
                                                7150.73                  7790.67
                                                7121.82                  7742.66
                                                7006.21                  7603.09
                                                6977.31                  7564.97
                                                7208.54                  7851.72
                                                7116.04                  7712.12
                                                 7220.1                  7776.84
                                                7318.37                  7900.62
                                                 7578.5                  8189.11
                                                7590.06                  8219.34
                                                7433.98                  8085.46
                                                7561.16                  8196.84
                                                7543.82                  8185.87
                                                7497.57                  8133.09
                                                7584.28                  8215.33
                                                7584.28                  8173.26
                                                7613.18                  8224.85
                                                7613.18                  8203.39
                                                7422.42                   7990.3
                                                7295.25                  7858.52
                                                7266.34                  7855.87
                                                7312.59                  7907.27
                                                7387.74                  7942.84
                                                7081.36                  7652.27
                                                7081.36                  7619.79
                                                7179.63                  7720.94
                                                 7370.4                  7912.26
                                                 7428.2                  7928.89
                                                7468.67                  7983.85
                                                 7428.2                  7949.74
                                                7503.35                  8034.85
                                                7237.44                  7770.86
                                                7179.63                  7729.27
                                                7046.68                  7555.93
                                                7035.11                  7518.01
                                                7116.04                   7538.8
                                                7110.26                  7525.81
                                                7295.25                  7709.54
                                                7358.83                  7772.84
                                                7630.53                  8013.02
                                                7676.77                  8126.55
                                                7647.87                  8103.86
                                                7763.48                  8224.99
                                                7746.14                  8228.41
                                                7763.48                  8264.93
                                                7988.93                  8499.28
                                                8081.42                  8553.87
                                                8139.23                  8592.37
                                                8162.35                  8577.04
                                                8069.86                  8520.72
                                                8168.13                  8634.93
                                                8202.82                  8644.48
                                                8353.11                  8822.15
                                                8410.92                  8888.96
                                                8364.68                   8860.9
                                                8214.38                  8791.08
                                                8364.68                  9019.76
                                                8329.99                  8959.69
                                                8173.91                  8837.09
                                                8306.87                  8955.77
                                                 8387.8                  9024.88
                                                8243.28                  8898.95
                                                7965.81                  8648.92
                                                8092.98                  8762.55
                                                8162.35                  8821.75
                                                8243.28                  8915.61
                                                 8416.7                  9088.32
                                                8393.58                  9051.44
                                                8393.58                  9096.27
                                                8382.02                  9087.31
                                                8370.46                  9121.45
                                                8364.68                  9140.39
8/31/09                                         8249.06                  9022.02

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's MidCap 400 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P MidCap 400 Index is a market-weighted index of 400 domestic mid-cap stocks chosen for market capitalization, liquidity, and industry group presentation. It is not possible to invest directly in the S&P MidCap 400 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 25

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   19.38
Net Asset Value                                                       $   19.40
Premium/Discount to NAV                                                  -0.10%
Net Assets ($000)                                                     $  15,518
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 12/15/06)                                ONE YEAR         ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Defensive Equity
Index ETF
   NAV                                                -18.72%             -7.54%
   Market                                             -18.99%             -7.58%
--------------------------------------------------------------------------------
Sabrient Defensive Equity Index                       -18.02%             -6.78%
S&P 500 Index                                         -18.25%             -9.58%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.24%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.35%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Utilities                                                                  25.7%
Consumer Staples                                                           16.9%
Telecommunication Services                                                 12.9%
Health Care                                                                11.3%
Consumer Discretionary                                                      7.9%
Energy                                                                      7.7%
Industrials                                                                 7.4%
Financials                                                                  5.2%
Information Technology                                                      2.9%
Materials                                                                   1.9%
--------------------------------------------------------------------------------
Total Common Stock, Master Limited Partnerships
and Income Trusts                                                          99.8%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
RR Donnelley & Sons Co.                                                     1.2%
Avery Dennison Corp.                                                        1.1%
Icahn Enterprises LP                                                        1.1%
IMS Health, Inc.                                                            1.1%
Partner Communications Co. Ltd., ADR                                        1.1%
Fairfax Financial Holdings Ltd.                                             1.1%
Becton Dickinson & Co.                                                      1.1%
Dollar Tree, Inc.                                                           1.1%
Axis Capital Holdings Ltd.                                                  1.1%
PartnerRe Ltd.                                                              1.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                      Claymore/Sabrient
                                       Defensive Equity
                                              Index ETF            S&P 500 Index
--------------------------------------------------------------------------------
12/15/06                                          10000                    10000
                                                9988.03                  10011.3
                                                9976.07                  9978.97
                                                9972.08                    10001
                                                9992.02                  9987.09
                                                9948.15                  9952.71
                                                9904.27                  9901.21
                                                9956.12                  9944.38
                                                10031.9                  10016.2
                                                10027.9                  10001.8
                                                10006.2                   9956.9
                                                10026.1                  9946.85
                                                 9994.2                  9959.06
                                                9906.43                  9898.44
                                                9930.36                  9923.53
                                                9938.34                  9918.41
                                                9978.24                  9938.83
                                                  10066                    10002
                                                10113.9                  10050.5
                                                10121.9                  10058.7
                                                10117.9                  10050.6
                                                10113.9                    10021
                                                10153.8                  10050.1
                                                10109.9                  9997.32
                                                10189.7                  10032.7
                                                10265.5                  10118.3
                                                10217.6                  10004.3
                                                10237.6                  9992.24
                                                10245.5                  9982.34
                                                10281.5                  10040.1
                                                10325.3                  10107.5
                                                10409.1                    10164
                                                10417.1                  10181.3
                                                10421.1                  10172.4
                                                  10477                  10179.6
                                                10508.9                    10198
                                                  10465                  10186.1
                                                10405.1                  10114.5
                                                10349.3                    10082
                                                  10469                  10160.4
                                                10516.8                  10240.5
                                                10564.7                  10252.2
                                                10572.7                  10243.5
                                                10600.6                  10272.8
                                                10576.7                  10258.9
                                                10548.8                  10252.5
                                                10504.9                  10217.1
                                                10500.9                  10205.6
                                                10177.7                  9852.08
                                                10237.6                  9909.79
                                                10201.7                  9884.22
                                                  10086                  9771.53
                                                9942.33                  9680.05
                                                10101.9                  9830.42
                                                  10062                  9808.96
                                                10153.8                  9879.52
                                                10205.7                  9886.26
                                                10241.6                  9913.05
                                                10038.1                  9713.83
                                                  10066                  9779.51
                                                10125.9                  9815.96
                                                  10090                  9778.38
                                                10209.6                  9884.93
                                                10273.5                  9947.65
                                                10413.1                  10117.8
                                                10413.1                  10114.2
                                                  10441                  10125.4
                                                10409.1                  10135.1
                                                10345.3                  10072.5
                                                10293.4                   9994.5
                                                10325.3                  10032.3
                                                10353.3                  10020.6
                                                10409.1                  10046.7
                                                10488.9                    10142
                                                10496.9                  10153.3
                                                10508.9                  10187.3
                                                10528.8                  10193.3
                                                10548.8                  10220.2
                                                10508.9                  10154.2
                                                10552.8                  10217.3
                                                10600.6                  10252.9
                                                10672.5                  10363.3
                                                10696.4                  10384.5
                                                10708.3                  10391.8
                                                10696.4                  10379.5
                                                10764.2                  10475.9
                                                10768.2                    10452
                                                10764.2                  10448.3
                                                  10864                  10555.2
                                                  10840                    10548
                                                  10848                  10547.1
                                                10756.2                  10464.5
                                                10752.2                  10492.3
                                                  10836                  10561.3
                                                10883.9                  10610.1
                                                  10864                  10633.2
                                                10955.7                  10660.8
                                                10923.8                  10649.2
                                                10959.7                  10686.4
                                                  10856                    10539
                                                10951.7                  10641.7
                                                10927.8                  10623.3
                                                10915.8                  10610.4
                                                10939.8                  10705.1
                                                10915.8                  10696.2
                                                10955.7                  10766.9
                                                10991.6                  10783.5
                                                11011.6                  10776.6
                                                11015.6                  10763.8
                                                10899.9                  10660.6
                                                10963.7                  10718.9
                                                11027.5                  10736.9
                                                11135.2                  10826.6
                                                11135.2                  10829.7
                                                11191.1                  10870.1
                                                  11219                  10890.6
                                                11135.2                  10832.8
                                                11051.5                  10739.5
                                                  10852                  10551.3
                                                10951.7                  10671.3
                                                10947.7                  10681.7
                                                  10856                  10567.6
                                                10999.6                  10730.7
                                                11019.5                  10783.1
                                                11063.4                  10853.4
                                                11027.5                  10840.3
                                                11059.5                  10859.3
                                                10923.8                  10711.8
                                                10963.7                  10780.3
                                                10871.9                  10641.4
                                                10808.1                  10607.2
                                                10772.2                  10573.3
                                                10867.9                  10670.7
                                                10887.9                  10666.4
                                                10891.9                  10649.7
                                                11023.5                  10763.7
                                                11039.5                  10804.5
                                                11063.4                  10808.3
                                                11095.4                  10847.2
                                                11079.4                  10857.2
                                                10907.8                  10703.2
                                                10935.8                  10765.7
                                                11091.4                    10971
                                                11135.2                  11005.2
                                                11095.4                  10984.1
                                                11087.4                    10983
                                                11067.4                  10961.5
                                                11103.3                  11010.7
                                                10959.7                  10876.2
                                                10971.7                  10929.3
                                                10748.2                  10712.9
                                                10808.1                    10763
                                                10568.7                  10511.9
                                                10425.1                  10345.3
                                                10492.9                  10451.6
                                                  10445                  10319.5
                                                10492.9                  10394.9
                                                10544.8                  10442.7
                                                10309.4                  10165.7
                                                  10469                  10411.5
                                                10500.9                    10476
                                                10592.7                  10626.9
                                                10317.4                  10313.9
                                                10297.4                  10317.8
                                                10341.3                  10314.2
                                                10137.8                    10128
                                                10006.2                     9990
                                                10042.1                  10022.9
                                                10265.5                  10269.1
                                                10321.3                  10266.4
                                                10365.2                  10277.5
                                                10492.9                  10398.5
                                                10480.9                  10387.5
                                                10560.7                  10508.4
                                                  10473                  10419.2
                                                10233.6                    10175
                                                10425.1                  10400.8
                                                10397.2                  10357.9
8/31/07                                         10508.9                  10474.2
                                                10604.6                    10584
                                                10492.9                  10467.2
                                                10524.8                  10513.5
                                                10381.2                  10335.8
                                                10333.3                    10323
                                                  10445                  10463.8
                                                  10465                    10467
                                                10552.8                  10555.8
                                                10568.7                    10558
                                                10536.8                    10504
                                                10788.2                  10810.9
                                                10875.9                    10877
                                                10784.2                  10806.3
                                                10804.1                  10856.1
                                                10784.2                  10799.1
                                                10752.2                  10795.6
                                                10824.1                    10856
                                                10887.9                  10898.8
                                                10887.9                    10866
                                                11015.6                  11010.5
                                                11023.5                  11007.6
                                                10979.7                  10959.7
                                                11023.5                    10983
                                                11143.2                  11091.2
                                                11099.3                  11055.5
                                                11175.2                  11145.2
                                                11151.2                  11126.9
                                                11107.3                  11070.1
                                                11143.2                  11122.8
                                                11047.5                  11029.7
                                                10955.7                  10957.2
                                                10983.6                  10977.5
                                                10951.7                  10969.5
                                                10756.2                  10688.6
                                                10804.1                  10729.4
                                                10875.9                  10823.8
                                                  10832                  10797.6
                                                  10856                  10787.2
                                                10927.8                  10935.9
                                                10963.7                  10978.1
                                                10955.7                  10907.4
                                                11095.4                  11038.8
                                                  10860                  10749.8
                                                10824.1                  10758.9
                                                10756.2                  10706.4
                                                  10848                  10835.6
                                                10568.7                    10523
                                                10660.5                  10517.4
                                                10540.8                  10367.4
                                                10433.1                  10263.9
                                                10664.5                    10566
                                                10576.7                    10494
                                                  10473                  10355.9
                                                10484.9                  10410.3
                                                10305.4                  10228.7
                                                10317.4                  10275.2
                                                10197.7                  10112.1
                                                10353.3                    10284
                                                10149.8                  10045.1
                                                10277.5                  10195.5
                                                10540.8                    10490
                                                10512.9                  10495.7
                                                10604.6                  10577.3
                                                10564.7                  10515.3
                                                10500.9                  10446.6
                                                10632.5                  10610.9
                                                10764.2                  10771.5
                                                10768.2                  10752.4
                                                  10856                  10833.5
                                                10572.7                  10559.9
                                                10608.6                  10625.2
                                                10576.7                  10638.5
                                                10433.1                  10492.8
                                                10313.4                  10335.4
                                                10369.2                  10400.4
                                                10369.2                  10386.6
                                                10405.1                  10440.2
                                                10552.8                  10615.9
                                                10664.5                  10701.7
                                                10488.9                  10710.6
                                                10373.2                  10560.8
                                                10373.2                  10576.2
                                                  10473                  10503.9
                                                10343.3                  10354.4
                                                10314.9                  10354.5
                                                  10096                  10100.2
                                                10148.7                  10132.9
                                                9986.59                  9950.25
                                                10055.5                  10086.6
                                                10136.5                  10166.9
                                                10002.8                  10029.3
                                                10035.2                  10138.4
                                                9820.42                  9885.77
                                                9800.15                  9831.41
                                                 9589.4                  9545.77
                                                9488.07                  9488.27
                                                9419.17                  9383.12
                                                9646.14                  9584.54
                                                9678.56                  9681.24
                                                 9597.5                  9527.66
                                                   9788                  9695.06
                                                9889.32                  9755.23
                                                9800.15                  9709.39
                                                 9925.8                  9873.88
                                                10104.1                   9994.7
                                                10027.1                  9890.34
                                                9743.41                   9574.8
                                                9694.78                  9505.64
                                                9759.62                  9582.94
                                                9686.67                  9542.82
                                                9719.09                  9599.48
                                                9812.31                  9669.65
                                                9917.69                  9804.94
                                                9832.58                  9673.66
                                                9852.84                  9682.38
                                                9828.53                  9674.47
                                                9877.16                  9755.71
                                                9771.78                  9633.52
                                                9848.79                  9710.47
                                                10002.8                  9844.78
                                                10075.8                  9912.94
                                                10039.3                  9906.22
                                                9986.59                  9818.79
                                                9747.47                  9553.12
                                                9755.57                  9558.42
                                                9682.62                  9525.55
                                                9755.57                  9580.21
                                                9556.97                  9370.79
                                                9500.23                  9292.14
                                                 9390.8                  9148.84
                                                9638.03                  9488.85
                                                9569.13                  9406.17
                                                9601.56                  9454.78
                                                 9451.6                  9258.49
                                                9342.17                  9176.92
                                                 9589.4                  9566.34
                                                9386.75                  9334.14
                                                9516.44                  9557.62
                                                9633.98                   9704.1
                                                9731.25                   9726.5
                                                9670.46                  9641.71
                                                9633.98                  9533.25
                                                9581.29                  9457.85
                                                9617.77                  9511.87
                                                   9865                  9853.31
                                                9897.43                  9836.23
                                                 9933.9                  9849.09
                                                9950.12                  9857.08
                                                9970.38                  9872.54
                                                 9933.9                   9825.5
                                                9832.58                  9746.77
                                                9836.63                  9790.84
                                                9731.25                  9592.01
                                                9731.25                  9559.68
                                                9763.68                  9603.75
                                                9986.59                  9822.74
                                                9974.43                  9829.14
                                                10087.9                  10007.5
                                                10063.6                  9992.17
                                                9962.27                  9904.35
                                                9990.65                  9933.13
                                                10027.1                  9997.14
                                                10079.8                  10062.2
                                                10112.2                    10052
                                                10083.9                  10013.2
                                                10043.3                  9975.13
                                                10160.9                    10148
                                                10201.4                  10180.8
                                                  10173                  10135.6
                                                10229.8                  10213.5
                                                10116.3                  10032.7
                                                10164.9                    10070
                                                10136.5                  10004.3
                                                10225.7                  10114.9
                                                10225.7                  10113.3
                                                10282.5                  10155.5
                                                  10327                    10265
                                                10359.5                    10278
                                                10359.5                  10287.6
                                                10335.2                  10192.2
                                                  10246                  10029.3
                                                10290.6                  10057.4
                                                10189.2                  9924.68
                                                10229.8                  9992.65
                                                10258.1                  10034.2
                                                  10323                  10088.9
                                                10318.9                  10104.3
                                                  10250                  9998.53
                                                10193.3                  9941.04
                                                10209.5                   9942.7
                                                10343.3                  10137.3
                                                10104.1                  9825.31
                                                10112.2                  9833.47
                                                  10092                  9809.52
                                                9970.38                  9645.86
                                                9998.75                   9678.2
                                                10083.9                  9824.06
                                                10039.3                  9824.87
                                                9998.75                  9758.43
                                                9909.59                   9663.8
                                                9929.85                  9702.64
                                                9792.05                  9522.79
                                                   9788                  9523.34
                                                9739.36                  9496.65
                                                9816.37                  9552.62
                                                9605.61                  9274.96
                                                9544.82                  9240.75
                                                9577.24                   9252.5
                                                 9597.5                  9289.78
                                                9484.02                   9121.2
                                                9467.81                  9131.33
                                                9402.96                  9054.92
                                                9556.97                  9213.13
                                                9471.86                  9004.25
                                                9573.19                  9067.19
                                                9496.18                  8967.35
                                                 9451.6                  8886.37
                                                9378.64                  8789.65
                                                9488.07                   9011.1
                                                9540.76                  9119.66
                                                9569.13                   9122.3
                                                9573.19                  9117.61
                                                9670.46                  9240.81
                                                9715.04                  9278.37
                                                 9520.5                  9064.01
                                                9500.23                   9101.9
                                                9435.38                  8932.58
                                                9577.24                  9142.02
                                                9686.67                  9295.02
                                                9621.82                  9174.72
                                                9561.03                  9123.57
                                                 9528.6                  9041.91
                                                9715.04                  9302.48
                                                9743.41                  9337.94
                                                9625.88                  9171.36
                                                9828.53                  9390.51
                                                9828.53                     9458
                                                9812.31                  9344.46
                                                9897.43                  9320.26
                                                9860.95                  9372.06
                                                9852.84                  9411.39
                                                9804.21                  9269.94
                                                9792.05                  9184.39
                                                9844.74                  9241.94
                                                 9933.9                   9265.6
                                                9942.01                  9371.68
                                                9824.47                  9187.81
                                                 9856.9                  9221.77
                                                9978.49                  9296.98
                                                10047.4                  9436.47
8/31/08                                         9950.12                  9307.43
                                                9836.63                  9269.65
                                                9763.68                  9255.49
                                                9569.13                  8978.76
                                                9605.61                  9018.91
                                                9666.41                   9205.4
                                                9366.48                  8891.17
                                                 9459.7                  8946.33
                                                9475.91                  9072.73
                                                9666.41                  9092.11
                                                9346.22                  8663.61
                                                9407.01                  8815.35
                                                9155.73                  8400.04
                                                9407.01                  8766.88
                                                9702.88                  9119.74
                                                9548.87                  8771.47
                                                9419.17                  8634.49
                                                9402.96                   8617.5
                                                9516.44                   8786.9
                                                9439.44                   8816.7
                                                8904.44                  8042.14
                                                9135.46                  8478.07
                                                9139.52                  8440.84
                                                 8709.9                  8102.13
                                                8604.52                  7992.87
                                                8183.01                  7685.11
                                                7842.56                  7244.12
                                                 7769.6                  7165.92
                                                7238.66                  6620.17
                                                6946.84                  6542.94
                                                 7761.5                  7300.67
                                                7745.28                  7261.89
                                                7125.17                  6606.44
                                                7262.98                  6887.47
                                                7299.45                   6844.8
                                                7729.07                  7171.19
                                                7473.73                  6950.38
                                                 7019.8                  6527.72
                                                7031.96                   6610.4
                                                6845.52                   6382.3
                                                6598.28                  6179.57
                                                 7157.6                  6846.26
                                                7218.39                  6771.43
                                                7477.79                   6947.4
                                                7522.37                   7054.2
                                                7542.63                  7036.43
                                                7797.97                  7323.75
                                                   7494                  6942.16
                                                7117.07                  6595.08
                                                7344.04                  6787.73
                                                7315.67                  6702.71
                                                 7165.7                  6555.03
                                                6906.31                  6217.68
                                                7311.61                  6648.86
                                                7080.59                  6372.75
                                                6999.53                  6208.52
                                                 7027.9                  6270.82
                                                6699.61                  5887.96
                                                6253.78                     5493
                                                6598.28                  5841.66
                                                 6890.1                  6219.89
                                                6922.52                  6261.59
                                                7052.22                  6485.29
                                                7125.17                  6548.03
                                                6667.19                  5963.73
                                                 6821.2                  6202.38
                                                6930.63                  6366.01
                                                6736.09                  6179.71
                                                6914.42                   6405.4
                                                7048.17                  6652.44
                                                6906.31                  6498.84
                                                7007.64                  6576.82
                                                6906.31                  6390.97
                                                7003.58                  6435.95
                                                6938.74                   6354.6
                                                7238.66                     6681
                                                7185.97                  6617.24
                                                7125.17                  6477.46
                                                7104.91                   6496.6
                                                7056.27                  6378.31
                                                6991.43                  6317.57
                                                6796.88                  6357.08
                                                6865.78                  6391.09
                                                6861.73                  6368.45
                                                6983.32                  6525.13
                                                7299.39                   6617.7
                                                7441.13                  6828.07
                                                7420.29                  6796.38
                                                7428.62                  6849.48
                                                7291.06                  6647.77
                                                7386.94                  6670.65
                                                7278.55                  6528.59
                                                7182.67                  6381.28
                                                7195.18                  6392.93
                                                7011.75                  6179.61
                                                7065.95                  6188.04
                                                7174.33                  6234.85
                                                6970.07                  5905.62
                                                7132.65                  6163.84
                                                7049.27                  6070.53
                                                7074.28                  6103.22
                                                7153.49                  6137.15
                                                7211.85                  6204.18
                                                7299.39                  6413.18
                                                7182.67                  6201.22
                                                7053.44                  6059.92
                                                7057.61                  6056.74
                                                7153.49                  6152.72
                                                 7099.3                  6111.18
                                                7145.15                  6211.61
                                                7241.03                  6381.25
                                                7211.85                  6390.96
                                                6986.74                  6077.19
                                                7015.92                  6128.19
                                                7049.27                  6140.26
                                                7003.42                  6079.61
                                                6769.97                   5803.7
                                                6728.28                  5799.32
                                                6711.61                  5733.39
                                                6624.06                  5669.17
                                                6411.46                  5472.61
                                                 6565.7                  5692.13
                                                6507.34                  5632.84
                                                6398.95                  5545.16
                                                6315.58                  5414.67
                                                6082.13                   5162.3
                                                5969.58                  5129.26
                                                6102.98                  5253.02
                                                5890.37                  5029.97
                                                5882.04                  5037.36
                                                5752.81                  4987.43
                                                5957.07                  5305.32
                                                5948.73                  5320.09
                                                6123.82                  5537.78
                                                6186.35                   5580.8
                                                6223.87                   5561.3
                                                 6365.6                   5740.1
                                                6457.32                  5860.03
                                                6436.47                  5783.98
                                                6386.45                  5669.79
                                                 6632.4                   6072.2
                                                 6553.2                  5948.41
                                                6615.73                  6005.72
                                                6719.94                  6145.83
                                                 6632.4                  6022.01
                                                6511.51                  5812.67
                                                6578.21                  5888.97
                                                6636.57                   5987.6
                                                6757.46                  6159.95
                                                6740.79                  6220.02
                                                6736.62                  6168.54
                                                6665.75                  6025.31
                                                6732.45                  6096.45
                                                6824.16                  6328.53
                                                6811.66                   6345.1
                                                6744.96                  6217.93
                                                6811.66                  6296.06
                                                6890.86                  6394.11
                                                6924.21                  6425.84
                                                6811.66                  6151.06
                                                6890.86                  6281.76
                                                6845.01                  6234.84
                                                6865.85                   6296.8
                                                 6899.2                  6402.54
                                                6890.86                  6338.07
                                                6924.21                  6320.96
                                                7015.92                  6458.35
                                                7003.42                   6452.6
                                                7065.95                  6487.58
                                                7191.01                  6707.26
                                                 7178.5                   6682.7
                                                7211.85                  6801.39
                                                 7178.5                  6711.92
                                                7295.23                  6873.49
                                                7253.54                  6728.04
                                                7282.72                  6721.77
                                                7153.49                  6543.77
                                                7186.84                   6612.3
                                                7107.63                  6538.02
                                                7207.68                  6737.32
                                                 7245.2                  6726.83
                                                7228.53                  6692.84
                                                7157.66                  6582.64
                                                7182.67                  6572.91
                                                7324.41                  6745.81
                                                7216.02                  6619.09
                                                7266.04                  6722.28
                                                7345.25                  6813.51
                                                7503.66                   6989.7
                                                7553.68                  7003.55
                                                7453.64                  6908.74
                                                7466.14                  6989.42
                                                 7457.8                  6972.23
                                                7436.96                  6966.63
                                                7428.62                  6991.43
                                                7416.12                  6967.41
                                                7491.15                  7011.79
                                                7532.84                  7021.79
                                                7391.11                  6854.93
                                                7336.91                  6767.74
                                                7386.94                  6758.52
                                                7482.82                  6816.34
                                                 7457.8                  6837.54
                                                7382.77                  6629.38
                                                7345.25                  6644.77
                                                7395.27                  6688.31
                                                7528.67                  6831.76
                                                 7524.5                  6823.13
                                                7566.19                  6885.18
                                                7528.67                  6827.03
                                                7599.54                  6857.56
                                                7428.62                  6657.88
                                                7478.65                  6675.12
                                                7370.26                  6543.76
                                                7349.42                  6536.73
                                                7353.59                  6559.98
                                                7324.41                  6533.57
                                                7424.45                  6697.18
                                                7478.65                  6732.75
                                                7612.05                  6932.48
                                                7678.75                  6992.67
                                                7666.24                  6989.93
                                                7720.43                  7069.88
                                                7745.44                  7095.62
                                                7749.61                  7093.15
                                                7853.83                  7258.41
                                                7899.69                   7280.5
                                                7912.19                  7302.17
                                                7899.69                  7283.19
                                                7912.19                  7250.87
                                                7941.37                  7338.05
                                                7949.71                  7343.41
                                                8012.24                   7456.1
                                                8008.07                  7478.77
                                                7953.88                  7459.53
                                                7941.37                  7418.59
                                                8016.41                  7518.38
                                                8016.41                  7493.46
                                                7966.39                  7400.78
                                                8016.41                  7488.78
                                                8037.25                  7540.82
                                                8008.07                  7476.55
                                                7912.19                  7296.72
                                                7945.54                  7372.03
                                                7995.57                  7423.59
                                                8033.08                  7505.28
                                                8128.97                   7646.4
                                                8133.13                  7642.33
                                                8145.64                  7660.46
                                                8153.98                  7662.15
                                                8162.31                  7684.33
                                                 8137.3                  7670.14
8/31/09                                         8087.28                     7609

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.3 It is not possible to invest directly in the S&P 500 Index.3 Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   23.50
Net Asset Value                                                       $   23.52
Premium/Discount to NAV                                                  -0.09%
Net Assets ($000)                                                     $  56,462
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 9/21/06)                                    ONE YEAR       ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Insider ETF
   NAV                                                   -9.39%           -0.79%
   Market                                                -9.38%           -0.81%
--------------------------------------------------------------------------------
Sabrient Insider Sentiment Index                         -8.66%           -0.13%
S&P 500 Index                                           -18.25%           -6.42%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 1.07%, per the prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 1.14%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     20.1%
Financials                                                                 18.3%
Information Technology                                                     14.6%
Health Care                                                                11.9%
Industrials                                                                 8.7%
Utilities                                                                   8.0%
Materials                                                                   7.1%
Energy                                                                      6.2%
Consumer Staples                                                            5.0%
--------------------------------------------------------------------------------
Total Common Stock and Master Limited
   Partnerships                                                            99.9%
--------------------------------------------------------------------------------
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                      % OF TOTAL
TOP TEN HOLDINGS                                                     INVESTMENTS
--------------------------------------------------------------------------------
Clearwater Paper Corp.                                                      1.6%
Macquarie Infrastructure Co. LLC                                            1.6%
Lumber Liquidators, Inc.                                                    1.3%
American Equity Investment Life Holding Co.                                 1.3%
Olympic Steel, Inc.                                                         1.3%
Insight Enterprises, Inc.                                                   1.2%
Whole Foods Market, Inc.                                                    1.2%
First American Corp.                                                        1.2%
Endo Pharmaceuticals Holdings, Inc.                                         1.2%
Salesforce.com, Inc.                                                        1.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                      PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                      Claymore/Sabrient
                                            Insider ETF            S&P 500 Index
--------------------------------------------------------------------------------
9/21/06                                           10000                    10000
                                                9880.67                  9948.28
                                                9793.16                  9923.71
                                                9952.27                  10011.2
                                                10015.9                  10086.7
                                                10051.7                  10090.4
                                                10063.6                    10110
                                                9992.04                  10085.1
                                                9920.45                  10051.2
                                                9896.58                  10072.3
                                                10095.5                  10196.2
                                                10198.9                  10221.7
                                                10147.2                  10194.2
                                                10218.8                  10202.4
                                                10306.3                  10223.5
                                                10262.5                  10198.4
                                                10449.5                  10295.8
                                                10517.1                  10316.9
                                                10612.6                    10343
                                                10501.2                  10305.1
                                                10469.4                  10320.5
                                                10477.3                  10328.5
                                                10401.8                    10341
                                                10445.5                  10404.8
                                                10473.3                  10407.4
                                                10497.2                  10444.2
                                                10564.8                  10496.1
                                                10465.4                  10408.8
                                                10477.3                  10413.7
                                                10457.4                  10413.8
                                                10310.3                  10338.5
                                                10306.3                  10337.8
                                                10310.3                  10315.5
                                                10485.3                  10432.8
                                                10505.2                  10456.2
                                                10560.9                  10480.5
                                                10509.2                  10426.9
                                                10556.9                  10446.3
                                                10612.6                  10475.4
                                                10704.1                  10543.2
                                                10811.5                    10571
                                                10799.5                  10595.5
                                                10759.8                  10606.4
                                                10787.6                  10601.3
                                                10827.4                  10619.4
                                                10875.1                  10645.1
                                                10859.2                  10607.3
                                                10632.5                  10463.1
                                                10640.4                  10501.7
                                                10787.6                    10603
                                                10795.5                  10611.8
                                                10763.7                  10582.1
                                                10946.7                  10676.4
                                                11006.4                  10719.4
                                                11014.3                  10708.1
                                                10974.5                  10665.9
                                                10986.5                  10685.4
                                                10970.6                  10709.8
                                                10875.1                  10698.9
                                                10875.1                  10713.3
                                                10950.7                  10807.2
                                                10926.8                  10819.4
                                                10811.5                  10784.5
                                                10835.3                  10808.3
                                                10835.3                  10793.3
                                                10775.7                  10756.1
                                                10704.1                  10700.5
                                                10759.8                  10747.1
                                                  10891                  10824.8
                                                10867.1                  10809.2
                                                10794.7                  10760.7
                                                10770.8                  10749.8
                                                10790.8                    10763
                                                10659.3                  10697.5
                                                10703.1                  10724.6
                                                10711.1                  10719.1
                                                10758.9                  10741.1
                                                10890.3                  10809.4
                                                  10966                  10861.8
                                                  10974                  10870.7
                                                10926.2                  10861.9
                                                10806.7                  10829.9
                                                10886.4                  10861.4
                                                10798.7                  10804.3
                                                10894.3                  10842.6
                                                11025.8                    10935
                                                10898.3                  10811.9
                                                10914.2                  10798.9
                                                10938.1                  10788.2
                                                10997.9                  10850.6
                                                11065.6                  10923.4
                                                11177.1                  10984.5
                                                11193.1                  11003.2
                                                11177.1                  10993.6
                                                11228.9                  11001.3
                                                11320.5                  11021.2
                                                11284.7                  11008.4
                                                11129.3                  10930.9
                                                11081.5                  10895.8
                                                11185.1                  10980.5
                                                11264.8                  11067.2
                                                11312.6                  11079.8
                                                11348.4                  11070.5
                                                11408.2                    11102
                                                11428.1                    11087
                                                  11444                  11080.1
                                                  11444                  11041.9
                                                11400.2                  11029.4
                                                10985.9                  10647.4
                                                11037.7                  10709.8
                                                10989.9                  10682.1
                                                10786.8                  10560.3
                                                10619.5                  10461.5
                                                10810.7                    10624
                                                10822.6                  10600.8
                                                10942.1                    10677
                                                11005.9                  10684.3
                                                11057.6                  10713.3
                                                10806.7                    10498
                                                10894.3                    10569
                                                  10982                  10608.3
                                                10938.1                  10567.7
                                                11081.5                  10682.9
                                                11153.2                  10750.7
                                                11356.4                  10934.6
                                                11372.3                  10930.7
                                                11400.2                  10942.7
                                                11396.2                  10953.3
                                                11320.5                  10885.6
                                                11260.8                  10801.3
                                                11292.7                  10842.2
                                                11292.7                  10829.5
                                                11344.4                  10857.8
                                                11428.1                  10960.7
                                                  11448                    10973
                                                11463.9                  11009.7
                                                11471.9                  11016.2
                                                11483.8                  11045.2
                                                11424.1                  10973.9
                                                11511.7                  11042.1
                                                11563.5                  11080.6
                                                  11699                  11199.8
                                                  11683                  11222.8
                                                  11675                  11230.7
                                                11615.3                  11217.4
                                                11738.8                  11321.6
                                                11766.7                  11295.7
                                                11758.7                  11291.7
                                                11874.2                  11407.3
                                                11941.9                  11399.5
                                                11941.9                  11398.5
                                                11758.7                  11309.2
                                                11766.7                  11339.3
                                                11894.1                  11413.9
                                                11941.9                  11466.6
                                                11989.7                  11491.5
                                                11989.7                  11521.4
                                                11973.8                  11508.9
                                                12045.5                  11549.1
                                                11830.4                  11389.8
                                                11965.8                  11500.8
                                                11882.2                  11480.8
                                                11834.4                  11466.9
                                                  11926                  11569.3
                                                  11914                  11559.6
                                                11985.8                  11636.1
                                                12089.3                    11654
                                                  12161                  11646.5
                                                12125.2                  11632.7
                                                  11922                  11521.2
                                                12013.6                  11584.1
                                                12105.2                  11603.7
                                                12240.7                  11700.6
                                                12288.5                  11703.9
                                                12372.1                  11747.6
                                                  12400                  11769.8
                                                12360.2                  11707.3
                                                12228.7                  11606.4
                                                11985.8                    11403
                                                12133.1                  11532.7
                                                12101.3                    11544
                                                11957.9                  11420.7
                                                12121.2                  11596.9
                                                12208.8                  11653.5
                                                12324.3                  11729.5
                                                12296.5                  11715.4
                                                12328.3                  11735.9
                                                12145.1                  11576.5
                                                12200.8                  11650.6
                                                12121.2                  11500.4
                                                12037.5                  11463.5
                                                11969.8                  11426.8
                                                12085.3                    11532
                                                12097.3                  11527.4
                                                12049.5                  11509.4
                                                12184.9                  11632.6
                                                12240.7                  11676.7
                                                12280.5                  11680.8
                                                12352.2                  11722.8
                                                  12396                  11733.7
                                                12204.8                  11567.2
                                                12268.6                  11634.8
                                                12475.7                  11856.6
                                                12523.5                  11893.5
                                                12380.1                  11870.8
                                                12368.2                  11869.6
                                                12372.1                  11846.3
                                                12451.8                  11899.5
                                                12244.7                  11754.1
                                                12260.6                  11811.6
                                                  11934                  11577.7
                                                11973.8                  11631.9
                                                11702.9                  11360.4
                                                11527.7                  11180.5
                                                  11695                  11295.3
                                                11595.4                  11152.6
                                                11571.5                    11234
                                                  11679                  11285.7
                                                11284.7                  10986.3
                                                11424.1                  11251.9
                                                11479.9                  11321.6
                                                11635.2                  11484.8
                                                11316.6                  11146.5
                                                11432.1                  11150.7
                                                  11448                  11146.8
                                                  11217                  10945.6
                                                  10978                  10796.4
                                                11021.8                    10832
                                                11292.7                  11098.1
                                                11376.3                  11095.1
                                                11412.2                  11107.2
                                                11639.2                  11237.9
                                                11599.4                  11226.1
                                                11774.6                  11356.7
                                                11635.2                  11260.2
                                                11312.6                  10996.4
                                                11607.3                  11240.3
                                                11567.5                    11194
8/31/07                                         11742.8                  11319.8
                                                11850.3                  11438.4
                                                11734.8                  11312.1
                                                11774.6                  11362.2
                                                11547.6                  11170.2
                                                11479.9                  11156.3
                                                11655.1                  11308.4
                                                11635.2                    11312
                                                11702.9                  11407.9
                                                11750.7                  11410.3
                                                11659.1                  11351.9
                                                12085.3                  11683.6
                                                12204.8                  11755.1
                                                12061.4                  11678.6
                                                  12157                  11732.4
                                                12045.5                  11670.8
                                                12049.5                    11667
                                                  12177                  11732.3
                                                12224.8                  11778.6
                                                12149.1                  11743.1
                                                12360.2                  11899.3
                                                12455.8                  11896.2
                                                  12392                  11844.4
                                                  12408                  11869.6
                                                12591.2                  11986.5
                                                12567.3                  11947.9
                                                12702.7                  12044.9
                                                12718.7                  12025.2
                                                12575.3                  11963.8
                                                  12643                  12020.7
                                                12487.7                  11920.1
                                                12376.1                  11841.8
                                                12372.1                  11863.7
                                                  12400                  11855.1
                                                12057.5                  11551.4
                                                  12169                  11595.5
                                                12308.4                  11697.6
                                                12268.6                  11669.2
                                                12252.6                    11658
                                                12491.6                  11818.7
                                                12495.6                  11864.2
                                                12376.1                  11787.8
                                                12547.4                  11929.9
                                                  12157                  11617.5
                                                12121.2                  11627.4
                                                12029.6                  11570.7
                                                12200.8                  11710.3
                                                11834.4                  11372.4
                                                11910.1                  11366.4
                                                11730.8                  11204.3
                                                11519.7                  11092.4
                                                11862.3                  11418.9
                                                11802.5                  11341.1
                                                11659.1                  11191.8
                                                11671.1                  11250.6
                                                11424.1                  11054.5
                                                  11448                  11104.7
                                                11308.6                  10928.4
                                                11483.8                  11114.2
                                                11236.9                    10856
                                                11356.4                  11018.5
                                                11754.7                  11336.8
                                                11770.7                    11343
                                                11854.3                  11431.2
                                                11786.6                  11364.2
                                                11702.9                  11289.9
                                                11866.2                  11467.4
                                                12085.3                    11641
                                                12149.1                  11620.4
                                                12220.8                  11708.1
                                                11806.5                  11412.3
                                                  11930                  11482.9
                                                11874.2                  11497.3
                                                  11699                  11339.8
                                                11523.7                  11169.8
                                                11667.1                    11240
                                                  11687                    11225
                                                11766.7                  11282.9
                                                11981.8                  11472.8
                                                12093.3                  11565.6
                                                12021.6                  11575.2
                                                11774.6                  11413.3
                                                11758.7                    11430
                                                11746.8                  11351.8
                                                11545.7                  11190.3
                                                11453.2                  11190.3
                                                11111.4                  10915.5
                                                11123.5                  10950.8
                                                  10846                  10753.5
                                                10954.6                  10900.8
                                                11107.4                  10987.7
                                                10906.3                  10838.9
                                                11051.1                  10956.8
                                                10777.6                  10683.8
                                                10785.7                    10625
                                                10463.9                  10316.3
                                                10403.6                  10254.2
                                                10307.1                  10140.6
                                                10560.5                  10358.2
                                                10636.9                  10462.8
                                                10572.5                  10296.8
                                                10789.7                  10477.7
                                                10902.3                  10542.7
                                                10801.8                  10493.2
                                                10998.8                    10671
                                                  11232                  10801.5
                                                11167.7                  10688.7
                                                10829.9                  10347.7
                                                10713.3                    10273
                                                10781.6                  10356.5
                                                10769.6                  10313.2
                                                10801.8                  10374.4
                                                  10858                  10450.2
                                                11063.2                  10596.4
                                                10918.4                  10454.6
                                                10906.3                    10464
                                                10954.6                  10455.4
                                                  11039                  10543.2
                                                  10858                  10411.2
                                                10894.2                  10494.3
                                                11103.4                  10639.5
                                                11195.9                  10713.2
                                                11175.8                  10705.9
                                                10950.5                  10611.4
                                                10673.1                  10324.3
                                                  10661                    10330
                                                10576.5                  10294.5
                                                10588.6                  10353.6
                                                10303.1                  10127.2
                                                10230.7                  10042.2
                                                9993.43                  9887.38
                                                10319.2                  10254.8
                                                10299.1                  10165.5
                                                10407.6                    10218
                                                10186.5                  10005.9
                                                9921.04                  9917.72
                                                10339.3                  10338.6
                                                  10102                  10087.6
                                                10299.1                  10329.2
                                                10556.4                  10487.5
                                                10640.9                  10511.7
                                                10576.5                    10420
                                                10435.8                  10302.8
                                                10327.2                  10221.3
                                                10395.6                  10279.7
                                                10789.7                  10648.7
                                                10797.7                  10630.2
                                                10825.9                  10644.2
                                                10890.2                  10652.8
                                                10882.2                  10669.5
                                                10890.2                  10618.7
                                                10765.6                  10533.6
                                                10833.9                  10581.2
                                                10616.8                  10366.3
                                                10612.7                  10331.4
                                                10701.2                    10379
                                                10982.7                  10615.7
                                                10962.6                  10622.6
                                                11127.5                  10815.3
                                                11063.2                  10798.8
                                                10910.3                  10703.9
                                                10918.4                    10735
                                                10970.7                  10804.2
                                                11103.4                  10874.5
                                                11095.3                  10863.5
                                                  11035                  10821.5
                                                10950.5                  10780.4
                                                11155.6                  10967.2
                                                11183.8                  11002.7
                                                11135.5                  10953.8
                                                11240.1                    11038
                                                11091.3                  10842.6
                                                11099.3                  10882.8
                                                11107.4                  10811.9
                                                11236.1                  10931.4
                                                11276.3                  10929.7
                                                11296.4                  10975.3
                                                11425.1                  11093.6
                                                11433.1                  11107.7
                                                11380.8                  11118.1
                                                11340.6                  11014.9
                                                11175.8                  10838.9
                                                11187.8                  10869.3
                                                11055.1                  10725.8
                                                11155.6                  10799.3
                                                  11220                  10844.2
                                                11280.3                  10903.4
                                                11316.5                    10920
                                                  11220                  10805.7
                                                11183.8                  10743.5
                                                11211.9                  10745.3
                                                11449.2                  10955.7
                                                11127.5                  10618.5
                                                11087.3                  10627.3
                                                11051.1                  10601.4
                                                10878.2                  10424.5
                                                10906.3                  10459.5
                                                11051.1                  10617.1
                                                11119.5                    10618
                                                11059.1                  10546.2
                                                10930.4                  10443.9
                                                10986.7                  10485.9
                                                10809.8                  10291.5
                                                10753.5                  10292.1
                                                  10661                  10263.3
                                                10777.6                  10323.8
                                                10524.3                  10023.7
                                                10508.2                  9986.71
                                                10423.7                   9999.4
                                                10415.7                  10039.7
                                                10174.4                  9857.51
                                                10085.9                  9868.45
                                                 9969.3                  9785.87
                                                10190.5                  9956.85
                                                10033.6                  9731.11
                                                10081.9                  9799.13
                                                10085.9                  9691.23
                                                9981.36                  9603.72
                                                9848.65                  9499.19
                                                  10094                  9738.52
                                                10198.5                  9855.84
                                                10210.6                  9858.69
                                                10246.8                  9853.63
                                                10407.6                  9986.77
                                                  10476                  10027.4
                                                10246.8                   9795.7
                                                10331.2                  9836.65
                                                10218.6                  9653.66
                                                10492.1                     9880
                                                10580.6                  10045.4
                                                10512.2                  9915.35
                                                10504.2                  9860.06
                                                10391.6                  9771.81
                                                10568.5                  10053.4
                                                  10657                  10091.7
                                                10524.3                  9911.71
                                                10745.5                  10148.6
                                                10870.1                  10221.5
                                                10769.6                  10098.8
                                                10781.6                  10072.6
                                                10829.9                  10128.6
                                                  10846                  10171.1
                                                  10665                  10018.2
                                                10572.5                   9925.8
                                                10636.9                  9987.98
                                                10608.7                  10013.6
                                                10781.6                  10128.2
                                                10560.5                  9929.49
                                                10608.7                  9966.19
                                                10725.3                  10047.5
                                                10898.3                  10198.2
8/31/08                                         10781.6                  10058.8
                                                10765.6                  10017.9
                                                10753.5                  10002.6
                                                  10480                  9703.57
                                                10520.2                  9746.95
                                                10725.3                   9948.5
                                                10355.4                  9608.91
                                                  10480                  9668.52
                                                10540.3                  9805.12
                                                10632.8                  9826.06
                                                10150.3                  9362.97
                                                10323.2                  9526.96
                                                9824.52                  9078.13
                                                10222.7                  9474.58
                                                  10665                  9855.93
                                                10307.1                  9479.54
                                                  10110                   9331.5
                                                9993.43                  9313.14
                                                10089.9                  9496.22
                                                10021.6                  9528.42
                                                9261.51                  8691.33
                                                9607.36                  9162.46
                                                9498.78                  9122.23
                                                8975.99                  8756.17
                                                8786.98                  8638.09
                                                8380.81                  8305.48
                                                 7894.2                   7828.9
                                                7789.65                  7744.38
                                                7218.59                  7154.58
                                                7290.98                  7071.11
                                                8131.47                  7890.01
                                                7982.68                   7848.1
                                                7218.59                  7139.74
                                                7544.33                  7443.45
                                                7520.21                  7397.34
                                                7902.25                  7750.08
                                                7709.22                  7511.45
                                                 7238.7                  7054.67
                                                7105.99                  7144.02
                                                6912.96                   6897.5
                                                6619.39                  6678.41
                                                7186.42                  7398.92
                                                7226.64                  7318.04
                                                7540.31                  7508.23
                                                7777.58                  7623.65
                                                7765.52                  7604.45
                                                7950.51                  7914.96
                                                7592.59                  7502.56
                                                7226.64                  7127.46
                                                 7351.3                  7335.66
                                                7214.57                  7243.79
                                                7017.52                  7084.18
                                                6595.26                   6719.6
                                                7114.03                  7185.58
                                                6756.12                  6887.19
                                                6607.32                   6709.7
                                                6579.17                  6777.03
                                                6120.72                  6363.27
                                                 5686.4                  5936.42
                                                6012.14                  6313.23
                                                6382.12                  6721.99
                                                6454.51                  6767.05
                                                6768.18                  7008.81
                                                6872.74                  7076.61
                                                6221.26                  6445.15
                                                6470.59                  6703.06
                                                6607.32                  6879.91
                                                6402.23                  6678.57
                                                6691.78                  6922.47
                                                 6957.2                  7189.45
                                                6804.38                  7023.46
                                                6985.35                  7107.73
                                                6643.52                  6906.88
                                                6816.44                  6955.49
                                                6635.48                  6867.57
                                                 7126.1                  7220.32
                                                7234.68                  7151.42
                                                7101.97                  7000.35
                                                7230.66                  7021.04
                                                7057.73                   6893.2
                                                6945.13                  6827.55
                                                6727.97                  6870.25
                                                6844.59                  6907.01
                                                6707.86                  6882.54
                                                6945.13                  7051.87
                                                7364.16                  7151.91
                                                7571.83                  7379.27
                                                7621.67                  7345.01
                                                7816.89                   7402.4
                                                7521.99                  7184.41
                                                7575.98                  7209.13
                                                7335.08                  7055.61
                                                7052.64                  6896.41
                                                7094.18                     6909
                                                6757.74                  6678.45
                                                 6878.2                  6687.56
                                                6982.03                  6738.16
                                                6491.92                  6382.35
                                                6840.81                  6661.42
                                                6682.98                  6560.57
                                                6728.67                   6595.9
                                                6786.82                  6632.57
                                                6894.81                  6705.01
                                                7139.87                  6930.88
                                                6836.66                  6701.81
                                                6637.29                   6549.1
                                                6662.21                  6545.67
                                                 6699.6                  6649.39
                                                6604.07                   6604.5
                                                6666.37                  6713.04
                                                6853.28                  6896.37
                                                6786.82                  6906.87
                                                6479.46                  6567.77
                                                6508.53                  6622.88
                                                6537.61                  6635.93
                                                6479.46                  6570.38
                                                6147.18                   6272.2
                                                6093.18                  6267.47
                                                6005.96                  6196.21
                                                5922.89                  6126.81
                                                5677.83                  5914.38
                                                5964.43                  6151.63
                                                5843.97                  6087.55
                                                5765.06                  5992.79
                                                5702.76                  5851.77
                                                5382.94                  5579.03
                                                5333.09                  5543.32
                                                5490.93                  5677.07
                                                5175.26                  5436.01
                                                5171.11                     5444
                                                5088.04                  5390.04
                                                5432.78                  5733.59
                                                5436.93                  5749.55
                                                5769.21                  5984.81
                                                5810.75                  6031.31
                                                5740.14                  6010.23
                                                5976.89                  6203.47
                                                6184.56                  6333.07
                                                6205.33                  6250.89
                                                5989.35                  6127.49
                                                6475.31                  6562.38
                                                6313.32                  6428.59
                                                 6404.7                  6490.53
                                                 6699.6                  6641.95
                                                6504.38                  6508.13
                                                6213.64                   6281.9
                                                6354.86                  6364.35
                                                6500.23                  6470.94
                                                6857.43                  6657.21
                                                 7002.8                  6722.13
                                                6907.27                   6666.5
                                                6666.37                   6511.7
                                                6820.05                  6588.59
                                                7239.55                   6839.4
                                                7335.08                  6857.31
                                                7152.33                  6719.87
                                                 7235.4                  6804.31
                                                7405.69                  6910.27
                                                7542.76                  6944.56
                                                7052.64                   6647.6
                                                7368.31                  6788.85
                                                7405.69                  6738.14
                                                7443.07                   6805.1
                                                7679.82                  6919.39
                                                7542.76                   6849.7
                                                7588.44                  6831.21
                                                 7887.5                   6979.7
                                                8028.72                  6973.48
                                                8053.64                  7011.29
                                                8477.29                   7248.7
                                                8506.37                  7222.16
                                                8560.36                  7350.43
                                                8348.54                  7253.74
                                                 8726.5                  7428.35
                                                8464.83                  7271.16
                                                8385.92                  7264.38
                                                7854.27                  7072.02
                                                8037.02                  7146.08
                                                7916.57                   7065.8
                                                8286.23                  7281.19
                                                   8307                  7269.85
                                                8290.39                  7233.11
                                                8153.32                  7114.02
                                                8095.17                  7103.51
                                                8095.17                  7103.51
                                                8398.38                  7290.36
                                                8203.16                  7153.41
                                                8315.31                  7264.93
                                                8439.91                  7363.53
                                                8763.89                  7553.94
                                                8792.96                  7568.91
                                                8635.13                  7466.44
                                                8784.65                  7553.64
                                                8734.81                  7535.06
                                                8668.35                  7529.01
                                                8722.35                  7555.81
                                                8672.51                  7529.85
                                                8693.28                  7577.81
                                                 8664.2                  7588.62
                                                8431.61                  7408.29
                                                8290.39                  7314.06
                                                8315.31                   7304.1
                                                8377.61                  7366.59
                                                8402.53                   7389.5
                                                8091.02                  7164.53
                                                8057.79                  7181.16
                                                8178.24                  7228.22
                                                8402.53                  7383.25
                                                8448.22                  7373.93
                                                8498.06                  7440.98
                                                8477.29                  7378.14
                                                8552.06                  7411.13
                                                8236.39                  7195.33
                                                8203.16                  7213.96
                                                8049.48                  7072.01
                                                8007.95                  7064.41
                                                8057.79                  7089.53
                                                8053.64                  7060.98
                                                8248.85                  7237.81
                                                8336.07                  7276.24
                                                8610.21                  7492.09
                                                 8718.2                  7557.15
                                                 8664.2                  7554.19
                                                8797.11                  7640.59
                                                8797.11                  7668.41
                                                8830.34                  7665.74
                                                9067.09                  7844.34
                                                9121.09                  7868.22
                                                9162.62                  7891.63
                                                9187.54                  7871.12
                                                9112.78                  7836.19
                                                9283.07                  7930.41
                                                9295.53                   7936.2
                                                9523.98                  8057.99
                                                9602.89                  8082.48
                                                9598.74                  8061.69
                                                9482.44                  8017.45
                                                9710.88                   8125.3
                                                9719.19                  8098.37
                                                9565.51                   7998.2
                                                9706.73                   8093.3
                                                9781.49                  8149.55
                                                9615.35                  8080.09
                                                9345.38                  7885.74
                                                9457.52                  7967.14
                                                9553.05                  8022.86
                                                9690.12                  8111.14
                                                9893.64                  8263.65
                                                9893.64                  8259.25
                                                9960.09                  8278.85
                                                9943.48                  8280.67
                                                9943.48                  8304.64
                                                 9906.1                  8289.31
8/31/09                                         9769.03                  8222.73

This graph compares a hypothetical $10,000 investment in the Fund,made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 27

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   14.11
Net Asset Value                                                       $   14.19
Premium/Discount to NAV                                                  -0.56%
Net Assets ($000)                                                     $   3,560
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 9/21/06)                                  ONE YEAR        ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF
   NAV                                                 -32.91%           -15.90%
   Market                                              -33.20%           -16.05%
--------------------------------------------------------------------------------
Sabrient Stealth Index                                 -32.21%           -15.10%
--------------------------------------------------------------------------------
S&P 500 Index                                          -18.25%            -6.42%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.75%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 3.47%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                              % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                 27.8%
Consumer Discretionary                                                     15.3%
Industrials                                                                14.0%
Consumer Staples                                                           11.3%
Information Technology                                                      7.4%
Materials                                                                   7.0%
Energy                                                                      6.4%
Health Care                                                                 6.4%
Telecommunication Services                                                  3.1%
Utilities                                                                   1.4%
--------------------------------------------------------------------------------
Total Common Stock, Royalty Trusts, Master Limited Partnerships
and Income Trusts                                                         100.1%
Liabilities in excess of Other Assets                                      -0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Medifast, Inc.                                                              1.9%
Clearwater Paper Corp.                                                      1.8%
Alexandria Real Estate Equities, Inc. - REIT                                1.7%
Avis Budget Group, Inc.                                                     1.7%
Schweitzer-Mauduit International, Inc.                                      1.7%
HRPT Properties Trust - REIT                                                1.6%
Hospitality Properties Trust - REIT                                         1.5%
Duke Realty Corp. - REIT                                                    1.5%
Sunstone Hotel Investors, Inc. - REIT                                       1.4%
Dollar Thrifty Automotive Group, Inc.                                       1.4%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                      Claymore/Sabrient
                                            Stealth ETF            S&P 500 Index
--------------------------------------------------------------------------------
9/21/06                                           10000                    10000
                                                 9900.6                  9948.28
                                                9765.41                  9923.71
                                                9813.12                  10011.2
                                                9876.74                  10086.7
                                                9932.41                  10090.4
                                                9940.36                    10110
                                                9844.93                  10085.1
                                                9777.34                  10051.2
                                                9721.67                  10072.3
                                                 9916.5                  10196.2
                                                10063.6                  10221.7
                                                10059.6                  10194.2
                                                10135.2                  10202.4
                                                  10175                  10223.5
                                                10099.4                  10198.4
                                                10302.2                  10295.8
                                                10461.2                  10316.9
                                                10620.3                    10343
                                                10608.3                  10305.1
                                                10536.8                  10320.5
                                                10596.4                  10328.5
                                                  10505                    10341
                                                10548.7                  10404.8
                                                10552.7                  10407.4
                                                10632.2                  10444.2
                                                10715.7                  10496.1
                                                10548.7                  10408.8
                                                10536.8                  10413.7
                                                10485.1                  10413.8
                                                10234.6                  10338.5
                                                10143.1                  10337.8
                                                10222.7                  10315.5
                                                10373.8                  10432.8
                                                10361.8                  10456.2
                                                10457.3                  10480.5
                                                10377.7                  10426.9
                                                10405.6                  10446.3
                                                10441.3                  10475.4
                                                10628.2                  10543.2
                                                10719.7                    10571
                                                10683.9                  10595.5
                                                10636.2                  10606.4
                                                  10664                  10601.3
                                                10763.4                  10619.4
                                                10751.5                  10645.1
                                                10731.6                  10607.3
                                                  10493                  10463.1
                                                  10509                  10501.7
                                                  10672                    10603
                                                10683.9                  10611.8
                                                10616.3                  10582.1
                                                10850.9                  10676.4
                                                10918.5                  10719.4
                                                10958.2                  10708.1
                                                10918.5                  10665.9
                                                10954.3                  10685.4
                                                10950.3                  10709.8
                                                10874.8                  10698.9
                                                10922.5                  10713.3
                                                  10994                  10807.2
                                                  10994                  10819.4
                                                10870.8                  10784.5
                                                10990.1                  10808.3
                                                11057.7                  10793.3
                                                11009.9                  10756.1
                                                10934.4                  10700.5
                                                11025.8                  10747.1
                                                11212.7                  10824.8
                                                11188.9                  10809.2
                                                11093.9                  10760.7
                                                11038.1                  10749.8
                                                10994.2                    10763
                                                10782.9                  10697.5
                                                10850.7                  10724.6
                                                10743.1                  10719.1
                                                  10751                  10741.1
                                                10846.7                  10809.4
                                                10918.5                  10861.8
                                                10918.5                  10870.7
                                                10882.6                  10861.9
                                                10727.1                  10829.9
                                                10826.8                  10861.4
                                                10675.3                  10804.3
                                                10826.8                  10842.6
                                                10922.5                    10935
                                                10735.1                  10811.9
                                                10814.8                  10798.9
                                                10902.5                  10788.2
                                                11038.1                  10850.6
                                                11093.9                  10923.4
                                                11209.5                  10984.5
                                                11193.5                  11003.2
                                                11217.5                  10993.6
                                                11289.2                  11001.3
                                                  11333                  11021.2
                                                  11333                  11008.4
                                                11193.5                  10930.9
                                                11173.6                  10895.8
                                                11273.3                  10980.5
                                                11297.2                  11067.2
                                                11285.2                  11079.8
                                                11329.1                  11070.5
                                                11476.6                    11102
                                                11484.5                    11087
                                                11528.4                  11080.1
                                                11512.4                  11041.9
                                                11484.5                  11029.4
                                                10962.3                  10647.4
                                                10974.3                  10709.8
                                                10878.6                  10682.1
                                                10671.3                  10560.3
                                                10424.2                  10461.5
                                                10695.2                    10624
                                                10695.2                  10600.8
                                                  10775                    10677
                                                10826.8                  10684.3
                                                10914.5                  10713.3
                                                10631.5                    10498
                                                10695.2                    10569
                                                10810.8                  10608.3
                                                10711.2                  10567.7
                                                10830.8                  10682.9
                                                10906.5                  10750.7
                                                11109.8                  10934.6
                                                11157.7                  10930.7
                                                11169.6                  10942.7
                                                11201.5                  10953.3
                                                11089.9                  10885.6
                                                11034.1                  10801.3
                                                11101.8                  10842.2
                                                11141.7                  10829.5
                                                11181.6                  10857.8
                                                11309.1                  10960.7
                                                11273.3                    10973
                                                11376.9                  11009.7
                                                11416.8                  11016.2
                                                11424.7                  11045.2
                                                11289.2                  10973.9
                                                11372.9                  11042.1
                                                11436.7                  11080.6
                                                11564.3                  11199.8
                                                11548.3                  11222.8
                                                11476.6                  11230.7
                                                11329.1                  11217.4
                                                11480.5                  11321.6
                                                11492.5                  11295.7
                                                11404.8                  11291.7
                                                11484.5                  11407.3
                                                11460.6                  11399.5
                                                11404.8                  11398.5
                                                11205.5                  11309.2
                                                11145.7                  11339.3
                                                11376.9                  11413.9
                                                11404.8                  11466.6
                                                11472.6                  11491.5
                                                11464.6                  11521.4
                                                11424.7                  11508.9
                                                11508.5                  11549.1
                                                11309.1                  11389.8
                                                11448.7                  11500.8
                                                11372.9                  11480.8
                                                11249.3                  11466.9
                                                11321.1                  11569.3
                                                11269.3                  11559.6
                                                  11357                  11636.1
                                                11472.6                    11654
                                                11564.3                  11646.5
                                                11528.4                  11632.7
                                                  11353                  11521.2
                                                11452.6                  11584.1
                                                11540.3                  11603.7
                                                11580.2                  11700.6
                                                  11636                  11703.9
                                                11743.6                  11747.6
                                                11763.6                  11769.8
                                                11683.8                  11707.3
                                                11568.2                  11606.4
                                                  11345                    11403
                                                11468.6                  11532.7
                                                11444.7                    11544
                                                11257.3                  11420.7
                                                11392.8                  11596.9
                                                11452.6                  11653.5
                                                11584.2                  11729.5
                                                11572.2                  11715.4
                                                  11644                  11735.9
                                                11476.6                  11576.5
                                                11516.4                  11650.6
                                                11388.9                  11500.4
                                                11297.2                  11463.5
                                                11293.2                  11426.8
                                                11472.6                    11532
                                                11532.4                  11527.4
                                                11500.5                  11509.4
                                                11655.9                  11632.6
                                                11683.8                  11676.7
                                                11719.7                  11680.8
                                                11763.6                  11722.8
                                                11767.6                  11733.7
                                                11576.2                  11567.2
                                                  11636                  11634.8
                                                11863.2                  11856.6
                                                11795.5                  11893.5
                                                11616.1                  11870.8
                                                11592.2                  11869.6
                                                11548.3                  11846.3
                                                  11628                  11899.5
                                                11432.7                  11754.1
                                                11416.8                  11811.6
                                                11097.9                  11577.7
                                                11081.9                  11631.9
                                                10786.9                  11360.4
                                                10559.7                  11180.5
                                                10587.6                  11295.3
                                                10571.7                  11152.6
                                                10543.8                    11234
                                                10607.5                  11285.7
                                                10248.8                  10986.3
                                                10276.7                  11251.9
                                                10200.9                  11321.6
                                                10284.7                  11484.8
                                                10053.5                  11146.5
                                                10376.3                  11150.7
                                                10356.4                  11146.8
                                                10113.2                  10945.6
                                                9969.74                  10796.4
                                                  10185                    10832
                                                10376.3                  11098.1
                                                10392.3                  11095.1
                                                10444.1                  11107.2
                                                10619.5                  11237.9
                                                10499.9                  11226.1
                                                10591.6                  11356.7
                                                10491.9                  11260.2
                                                  10169                  10996.4
                                                10404.2                  11240.3
                                                10348.4                    11194
8/31/07                                           10464                  11319.8
                                                  10488                  11438.4
                                                10328.5                  11312.1
                                                10312.6                  11362.2
                                                10141.2                  11170.2
                                                10049.5                  11156.3
                                                  10177                  11308.4
                                                10129.2                    11312
                                                10161.1                  11407.9
                                                  10193                  11410.3
                                                10109.3                  11351.9
                                                10519.8                  11683.6
                                                10671.3                  11755.1
                                                10587.6                  11678.6
                                                10595.6                  11732.4
                                                10511.9                  11670.8
                                                10452.1                    11667
                                                10543.8                  11732.3
                                                10639.4                  11778.6
                                                10535.8                  11743.1
                                                  10771                  11899.3
                                                10910.5                  11896.2
                                                10786.9                  11844.4
                                                10894.6                  11869.6
                                                11097.9                  11986.5
                                                  11050                  11947.9
                                                  11050                  12044.9
                                                  11050                  12025.2
                                                10966.3                  11963.8
                                                11018.1                  12020.7
                                                10914.5                  11920.1
                                                10806.9                  11841.8
                                                  10771                  11863.7
                                                10731.1                  11855.1
                                                10372.3                  11551.4
                                                10503.9                  11595.5
                                                10531.8                  11697.6
                                                10432.2                  11669.2
                                                10336.5                    11658
                                                10515.9                  11818.7
                                                10499.9                  11864.2
                                                10412.2                  11787.8
                                                10543.8                  11929.9
                                                10157.1                  11617.5
                                                10109.3                  11627.4
                                                9965.75                  11570.7
                                                10001.6                  11710.3
                                                9694.68                  11372.4
                                                9750.49                  11366.4
                                                9583.07                  11204.3
                                                9531.24                  11092.4
                                                9770.42                  11418.9
                                                9702.65                  11341.1
                                                 9543.2                  11191.8
                                                9487.39                  11250.6
                                                9260.17                  11054.5
                                                9180.45                  11104.7
                                                9088.76                  10928.4
                                                9300.04                  11114.2
                                                9028.97                    10856
                                                9080.79                  11018.5
                                                9359.83                  11336.8
                                                9304.02                    11343
                                                9367.81                  11431.2
                                                9264.16                  11364.2
                                                9160.52                  11289.9
                                                9308.01                  11467.4
                                                9575.09                    11641
                                                9610.97                  11620.4
                                                 9658.8                  11708.1
                                                9403.68                  11412.3
                                                9423.61                  11482.9
                                                9383.75                  11497.3
                                                9200.38                  11339.8
                                                9032.96                  11169.8
                                                9196.39                    11240
                                                9200.38                    11225
                                                9284.09                  11282.9
                                                9499.35                  11472.8
                                                9650.83                  11565.6
                                                9467.46                  11575.2
                                                9228.28                  11413.3
                                                9172.48                    11430
                                                9311.02                  11351.8
                                                9189.15                  11190.3
                                                9103.84                  11190.3
                                                8856.03                  10915.5
                                                8900.72                  10950.8
                                                8681.35                  10753.5
                                                8754.47                  10900.8
                                                8835.72                  10987.7
                                                8661.04                  10838.9
                                                8709.79                  10956.8
                                                8539.16                  10683.8
                                                8571.66                    10625
                                                8376.67                  10316.3
                                                8250.73                  10254.2
                                                8283.23                  10140.6
                                                8612.29                  10358.2
                                                8624.48                  10462.8
                                                8624.48                  10296.8
                                                8726.04                  10477.7
                                                8734.16                  10542.7
                                                8669.16                  10493.2
                                                8912.91                    10671
                                                9144.46                  10801.5
                                                 9042.9                  10688.7
                                                8786.97                  10347.7
                                                8726.04                    10273
                                                8851.97                  10356.5
                                                8750.41                  10313.2
                                                8786.97                  10374.4
                                                8884.47                  10450.2
                                                9099.78                  10596.4
                                                8925.09                  10454.6
                                                8868.22                    10464
                                                8925.09                  10455.4
                                                9067.28                  10543.2
                                                8843.84                  10411.2
                                                8819.47                  10494.3
                                                9014.47                  10639.5
                                                9124.15                  10713.2
                                                 9107.9                  10705.9
                                                9006.34                  10611.4
                                                 8762.6                  10324.3
                                                8786.97                    10330
                                                8742.28                  10294.5
                                                8782.91                  10353.6
                                                8457.92                  10127.2
                                                 8470.1                  10042.2
                                                8262.92                  9887.38
                                                8616.35                  10254.8
                                                8531.04                  10165.5
                                                8644.79                    10218
                                                 8437.6                  10005.9
                                                8250.73                  9917.72
                                                8656.97                  10338.6
                                                8486.35                  10087.6
                                                8717.91                  10329.2
                                                8937.28                  10487.5
                                                9030.72                  10511.7
                                                8998.22                    10420
                                                 8827.6                  10302.8
                                                8726.04                  10221.3
                                                8738.22                  10279.7
                                                8957.59                  10648.7
                                                8961.65                  10630.2
                                                8969.78                  10644.2
                                                8986.03                  10652.8
                                                8986.03                  10669.5
                                                 8977.9                  10618.7
                                                8774.78                  10533.6
                                                8839.78                  10581.2
                                                8587.91                  10366.3
                                                8583.85                  10331.4
                                                8705.72                    10379
                                                8981.97                  10615.7
                                                8912.91                  10622.6
                                                 9010.4                  10815.3
                                                8961.65                  10798.8
                                                8823.53                  10703.9
                                                8851.97                    10735
                                                8961.65                  10804.2
                                                8998.22                  10874.5
                                                9083.53                  10863.5
                                                8973.84                  10821.5
                                                 8945.4                  10780.4
                                                 9140.4                  10967.2
                                                9079.46                  11002.7
                                                9038.84                  10953.8
                                                9091.65                    11038
                                                8965.72                  10842.6
                                                8965.72                  10882.8
                                                8990.09                  10811.9
                                                9185.09                  10931.4
                                                9213.52                  10929.7
                                                9241.96                  10975.3
                                                 9335.4                  11093.6
                                                9311.02                  11107.7
                                                9258.21                  11118.1
                                                9225.71                  11014.9
                                                9103.84                  10838.9
                                                9168.84                  10869.3
                                                9022.59                  10725.8
                                                9136.34                  10799.3
                                                9193.21                  10844.2
                                                9254.15                  10903.4
                                                9286.65                    10920
                                                9148.52                  10805.7
                                                9132.28                  10743.5
                                                9176.96                  10745.3
                                                9388.21                  10955.7
                                                9152.59                  10618.5
                                                9091.65                  10627.3
                                                9051.03                  10601.4
                                                8868.22                  10424.5
                                                8896.66                  10459.5
                                                9083.53                  10617.1
                                                9164.77                    10618
                                                9144.46                  10546.2
                                                9079.46                  10443.9
                                                9168.84                  10485.9
                                                9046.96                  10291.5
                                                8969.78                  10292.1
                                                8839.78                  10263.3
                                                8876.34                  10323.8
                                                 8697.6                  10023.7
                                                8648.85                  9986.71
                                                8563.54                   9999.4
                                                8522.92                  10039.7
                                                8303.55                  9857.51
                                                8238.55                  9868.45
                                                8201.99                  9785.87
                                                8490.42                  9956.85
                                                8242.61                  9731.11
                                                8307.61                  9799.13
                                                8344.17                  9691.23
                                                8218.24                  9603.72
                                                8165.42                  9499.19
                                                8401.04                  9738.52
                                                8482.29                  9855.84
                                                8429.48                  9858.69
                                                8555.41                  9853.63
                                                8786.97                  9986.77
                                                8770.72                  10027.4
                                                8583.85                   9795.7
                                                 8697.6                  9836.65
                                                8543.23                  9653.66
                                                8750.41                     9880
                                                8839.78                  10045.4
                                                8734.16                  9915.35
                                                8782.91                  9860.06
                                                8575.73                  9771.81
                                                8738.22                  10053.4
                                                8786.97                  10091.7
                                                8612.29                  9911.71
                                                8799.16                  10148.6
                                                 8977.9                  10221.5
                                                8912.91                  10098.8
                                                9006.34                  10072.6
                                                9079.46                  10128.6
                                                 9010.4                  10171.1
                                                8892.59                  10018.2
                                                8774.78                   9925.8
                                                8791.03                  9987.98
                                                 8730.1                  10013.6
                                                8864.16                  10128.2
                                                 8697.6                  9929.49
                                                 8762.6                  9966.19
                                                8880.41                  10047.5
                                                9022.59                  10198.2
8/31/08                                         8953.53                  10058.8
                                                8900.72                  10017.9
                                                8933.22                  10002.6
                                                8738.22                  9703.57
                                                8734.16                  9746.95
                                                8925.09                   9948.5
                                                8587.91                  9608.91
                                                8701.66                  9668.52
                                                8701.66                  9805.12
                                                8754.47                  9826.06
                                                8336.04                  9362.97
                                                 8502.6                  9526.96
                                                8047.61                  9078.13
                                                 8502.6                  9474.58
                                                8969.78                  9855.93
                                                8591.98                  9479.54
                                                8429.48                   9331.5
                                                8315.73                  9313.14
                                                8392.92                  9496.22
                                                8384.79                  9528.42
                                                7783.56                  8691.33
                                                8043.55                  9162.46
                                                 7929.8                  9122.23
                                                7531.69                  8756.17
                                                 7304.2                  8638.09
                                                6950.77                  8305.48
                                                6544.53                   7828.9
                                                6414.53                  7744.38
                                                5801.11                  7154.58
                                                 5996.1                  7071.11
                                                6629.84                  7890.01
                                                6430.78                   7848.1
                                                5801.11                  7139.74
                                                6166.72                  7443.45
                                                6122.04                  7397.34
                                                6386.09                  7750.08
                                                6252.03                  7511.45
                                                 5931.1                  7054.67
                                                5845.79                  7144.02
                                                5593.92                   6897.5
                                                5297.37                  6678.41
                                                 5683.3                  7398.92
                                                5756.42                  7318.04
                                                6073.29                  7508.23
                                                6402.34                  7623.65
                                                6353.59                  7604.45
                                                6418.59                  7914.96
                                                6044.85                  7502.56
                                                5797.04                  7127.46
                                                5935.17                  7335.66
                                                5784.86                  7243.79
                                                5565.49                  7084.18
                                                5187.68                   6719.6
                                                5622.36                  7185.58
                                                5195.81                  6887.19
                                                5159.25                   6709.7
                                                5106.44                  6777.03
                                                4712.38                  6363.27
                                                4342.71                  5936.42
                                                4553.95                  6313.23
                                                4952.07                  6721.99
                                                4960.19                  6767.05
                                                5317.68                  7008.81
                                                5393.36                  7076.61
                                                4728.63                  6445.15
                                                5008.94                  6703.06
                                                5167.37                  6879.91
                                                4988.63                  6678.57
                                                5187.68                  6922.47
                                                 5488.3                  7189.45
                                                5248.62                  7023.46
                                                5407.05                  7107.73
                                                5098.31                  6906.88
                                                5313.62                  6955.49
                                                5094.25                  6867.57
                                                5427.37                  7220.32
                                                5439.55                  7151.42
                                                5313.62                  7000.35
                                                 5423.3                  7021.04
                                                5293.31                   6893.2
                                                5244.56                  6827.55
                                                5025.19                  6870.25
                                                5098.31                  6907.01
                                                4927.69                  6882.54
                                                   5143                  7051.87
                                                5562.29                  7151.91
                                                5685.05                  7379.27
                                                5706.22                  7345.01
                                                5884.01                   7402.4
                                                5663.89                  7184.41
                                                5765.48                  7209.13
                                                 5486.1                  7055.61
                                                5337.94                  6896.41
                                                5388.74                     6909
                                                5134.75                  6678.45
                                                5219.41                  6687.56
                                                5249.04                  6738.16
                                                4838.43                  6382.35
                                                5160.15                  6661.42
                                                4944.26                  6560.57
                                                4973.89                   6595.9
                                                5020.46                  6632.57
                                                5067.02                  6705.01
                                                5282.91                  6930.88
                                                5028.92                  6701.81
                                                 4897.7                   6549.1
                                                4978.13                  6545.67
                                                5007.76                  6649.39
                                                4931.56                   6604.5
                                                4999.29                  6713.04
                                                5198.25                  6896.37
                                                5177.08                  6906.87
                                                4906.16                  6567.77
                                                4918.86                  6622.88
                                                 4923.1                  6635.93
                                                4868.07                  6570.38
                                                4584.45                   6272.2
                                                4487.09                  6267.47
                                                4423.59                  6196.21
                                                4351.63                  6126.81
                                                4135.74                  5914.38
                                                4351.63                  6151.63
                                                4228.87                  6087.55
                                                 4169.6                  5992.79
                                                4123.04                  5851.77
                                                3873.29                  5579.03
                                                3830.96                  5543.32
                                                3949.48                  5677.07
                                                3674.33                  5436.01
                                                 3670.1                     5444
                                                3572.74                  5390.04
                                                3864.82                  5733.59
                                                3818.26                  5749.55
                                                4097.64                  5984.81
                                                4106.11                  6031.31
                                                4025.68                  6010.23
                                                4224.63                  6203.47
                                                4347.39                  6333.07
                                                4317.76                  6250.89
                                                4135.74                  6127.49
                                                4525.18                  6562.38
                                                4317.76                  6428.59
                                                4419.36                  6490.53
                                                4614.08                  6641.95
                                                4436.29                  6508.13
                                                 4245.8                   6281.9
                                                4334.69                  6364.35
                                                4393.96                  6470.94
                                                4647.94                  6657.21
                                                   4758                  6722.13
                                                4677.58                   6666.5
                                                4491.32                   6511.7
                                                4605.61                  6588.59
                                                4918.86                   6839.4
                                                 4897.7                  6857.31
                                                4715.67                  6719.87
                                                4851.13                  6804.31
                                                4995.06                  6910.27
                                                5079.72                  6944.56
                                                4766.47                   6647.6
                                                4978.13                  6788.85
                                                4944.26                  6738.14
                                                4906.16                   6805.1
                                                5037.39                  6919.39
                                                4906.16                   6849.7
                                                4952.73                  6831.21
                                                5147.45                   6979.7
                                                5126.28                  6973.48
                                                5054.32                  7011.29
                                                5316.77                   7248.7
                                                5227.88                  7222.16
                                                5278.68                  7350.43
                                                5155.92                  7253.74
                                                 5384.5                  7428.35
                                                5244.81                  7271.16
                                                5219.41                  7264.38
                                                4961.19                  7072.02
                                                5062.79                  7146.08
                                                4986.59                   7065.8
                                                5194.01                  7281.19
                                                5172.85                  7269.85
                                                5151.68                  7233.11
                                                5079.72                  7114.02
                                                5037.39                  7103.51
                                                5037.39                  7103.51
                                                5312.54                  7290.36
                                                5181.31                  7153.41
                                                5219.41                  7264.93
                                                5316.77                  7363.53
                                                5558.06                  7553.94
                                                5600.39                  7568.91
                                                5558.06                  7466.44
                                                5701.99                  7553.64
                                                5706.22                  7535.06
                                                5646.96                  7529.01
                                                5638.49                  7555.81
                                                5570.76                  7529.85
                                                5570.76                  7577.81
                                                5596.16                  7588.62
                                                 5397.2                  7408.29
                                                5282.91                  7314.06
                                                5299.84                   7304.1
                                                5312.54                  7366.59
                                                5350.64                   7389.5
                                                5122.05                  7164.53
                                                5092.42                  7181.16
                                                5130.52                  7228.22
                                                5257.51                  7383.25
                                                5346.41                  7373.93
                                                5337.94                  7440.98
                                                5325.24                  7378.14
                                                 5435.3                  7411.13
                                                5210.95                  7195.33
                                                5198.25                  7213.96
                                                5071.25                  7072.01
                                                5007.76                  7064.41
                                                4965.43                  7089.53
                                                4973.89                  7060.98
                                                5100.89                  7237.81
                                                5134.75                  7276.24
                                                5312.54                  7492.09
                                                5363.34                  7557.15
                                                5346.41                  7554.19
                                                5443.77                  7640.59
                                                 5422.6                  7668.41
                                                5464.93                  7665.74
                                                5621.56                  7844.34
                                                5638.49                  7868.22
                                                5680.82                  7891.63
                                                5697.75                  7871.12
                                                5638.49                  7836.19
                                                5744.32                  7930.41
                                                5744.32                   7936.2
                                                5867.08                  8057.99
                                                5977.14                  8082.48
                                                5947.51                  8061.69
                                                5850.14                  8017.45
                                                6015.24                   8125.3
                                                6057.57                  8098.37
                                                5917.87                   7998.2
                                                6002.54                   8093.3
                                                6027.93                  8149.55
                                                5926.34                  8080.09
                                                5727.38                  7885.74
                                                5803.58                  7967.14
                                                5841.68                  8022.86
                                                5951.74                  8111.14
                                                 6061.8                  8263.65
                                                6078.73                  8259.25
                                                6133.76                  8278.85
                                                   6138                  8280.67
                                                   6138                  8304.64
                                                 6087.2                  8289.31
8/31/09                                         6006.77                  8222.73

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                            $  20.64
Net Asset Value                                                        $  20.63
Premium/Discount to NAV                                                   0.05%
Net Assets ($000)                                                      $  4,126
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
(INCEPTION 4/2/07)                                   ONE YEAR      ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Mid-Cap Core ETF
   NAV                                                -12.44%          -7.26%
   Market                                             -13.10%          -7.24%
--------------------------------------------------------------------------------
Zacks Mid-Cap Core Index                              -11.52%          -5.18%
S&P 500 Index                                         -18.25%         -10.74%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 3.30%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65% while the Fund's annualized gross operating expense ratio was determined to be 3.88%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                 18.2%
Industrials                                                                13.2%
Consumer Discretionary                                                      9.5%
Materials                                                                   7.8%
Utilities                                                                   7.6%
Health Care                                                                 7.2%
Information Technology                                                      6.8%
Consumer Staples                                                            6.6%
Energy                                                                      5.1%
Telecommunication Services                                                  3.2%
--------------------------------------------------------------------------------
Total Common Stocks                                                        85.2%
Master Limited Partnerships                                                14.6%
--------------------------------------------------------------------------------
Total Investments                                                          99.8%
Other Assets in excess of Liabilities                                       0.2%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Armstrong World Industries, Inc.                                            2.4%
United Stationers, Inc.                                                     1.7%
Argo Group International Holdings Ltd. (Bermuda)                            1.6%
Navigators Group, Inc.                                                      1.5%
Delphi Financial Group, Inc. - Class A                                      1.4%
Inergy Holdings LP                                                          1.4%
Nu Skin Enterprises, Inc. - Class A                                         1.4%
Duncan Energy Partners LP                                                   1.4%
Hillenbrand, Inc.                                                           1.4%
Fortress Investment Group LLC - Class A                                     1.3%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                 Claymore/Zacks Mid-Cap
                                               Core ETF            S&P 500 Index
--------------------------------------------------------------------------------
4/02/07                                           10000                    10026
                                                10115.6                  10121.1
                                                10135.5                  10132.4
                                                10143.5                  10166.3
                                                10139.5                  10172.3
                                                10135.5                  10199.1
                                                10087.7                  10133.3
                                                10135.5                  10196.3
                                                10143.5                  10231.8
                                                10251.1                    10342
                                                  10263                  10363.1
                                                10294.9                  10370.4
                                                  10287                  10358.1
                                                10394.6                  10454.4
                                                10418.5                  10430.5
                                                10430.5                  10426.8
                                                10510.2                  10533.5
                                                10470.3                  10526.3
                                                10470.3                  10525.3
                                                10382.6                    10443
                                                10410.5                  10470.7
                                                10490.2                  10539.6
                                                10534.1                  10588.3
                                                10538.1                  10611.3
                                                  10558                  10638.9
                                                  10542                  10627.3
                                                10601.8                  10664.4
                                                10482.3                  10517.3
                                                10573.9                  10619.8
                                                  10558                  10601.4
                                                10534.1                  10588.5
                                                10593.9                  10683.1
                                                10617.8                  10674.2
                                                10669.6                  10744.7
                                                10701.5                  10761.3
                                                10713.4                  10754.4
                                                10689.5                  10741.6
                                                  10562                  10638.7
                                                10629.7                  10696.8
                                                10685.5                  10714.8
                                                10789.2                  10804.3
                                                  10841                  10807.4
                                                10896.8                  10847.7
                                                10916.7                  10868.2
                                                10864.9                  10810.5
                                                10753.3                  10717.4
                                                  10570                  10529.5
                                                10673.6                  10649.3
                                                10701.5                  10659.8
                                                10613.8                  10545.9
                                                10761.3                  10708.6
                                                  10829                  10760.9
                                                10876.8                  10831.1
                                                10852.9                    10818
                                                10896.8                  10836.9
                                                10805.1                  10689.7
                                                  10837                  10758.2
                                                10737.3                  10619.5
                                                10697.5                  10585.4
                                                10677.6                  10551.5
                                                10761.3                  10648.7
                                                10773.2                  10644.4
                                                10785.2                  10627.8
                                                10908.7                  10741.6
                                                10928.7                  10782.2
                                                10936.6                  10786.1
                                                10972.5                  10824.8
                                                11012.4                  10834.9
                                                10884.8                  10681.2
                                                10944.6                  10743.6
                                                11076.1                  10948.4
                                                11092.1                  10982.5
                                                11044.2                  10961.5
                                                11056.2                  10960.4
                                                10992.4                  10938.9
                                                11036.3                    10988
                                                10920.7                  10853.8
                                                10932.6                  10906.8
                                                10733.4                  10690.9
                                                10709.5                  10740.9
                                                10462.3                  10490.2
                                                10302.9                    10324
                                                10354.7                  10430.1
                                                  10287                  10298.3
                                                10314.9                  10373.5
                                                10310.9                  10421.2
                                                10059.8                  10144.8
                                                10155.4                    10390
                                                10191.3                  10454.4
                                                10207.2                    10605
                                                 9832.6                  10292.6
                                                9984.06                  10296.5
                                                10119.6                    10293
                                                9940.22                  10107.2
                                                 9748.9                  9969.43
                                                9709.05                  10002.2
                                                9896.37                    10248
                                                 9916.3                  10245.2
                                                9948.19                  10256.4
                                                10103.6                  10377.1
                                                10107.6                  10366.2
                                                10223.2                  10486.8
                                                10147.5                  10397.7
                                                9940.22                  10154.1
                                                10115.6                  10379.3
                                                10067.8                  10336.5
8/31/07                                         10163.4                  10452.7
                                                  10263                  10562.3
                                                10187.3                  10445.6
                                                10195.3                  10491.9
                                                10039.9                  10314.5
                                                9976.09                  10301.8
                                                10075.7                  10442.2
                                                10099.6                  10445.5
                                                10135.5                  10534.1
                                                10171.4                  10536.3
                                                10103.6                  10482.4
                                                10350.7                  10788.7
                                                10442.4                  10854.6
                                                10394.6                    10784
                                                10414.5                  10833.8
                                                10358.7                  10776.8
                                                10350.7                  10773.3
                                                10438.4                  10833.6
                                                10522.1                  10876.3
                                                10518.1                  10843.6
                                                10653.7                  10987.8
                                                10673.6                    10985
                                                10637.7                  10937.2
                                                10653.7                  10960.4
                                                10797.1                  11068.3
                                                10805.1                  11032.7
                                                10896.8                  11122.2
                                                10868.9                    11104
                                                  10829                  11047.3
                                                10864.9                    11100
                                                10789.2                    11007
                                                10713.4                  10934.7
                                                10741.3                  10954.9
                                                10749.3                    10947
                                                10538.1                  10666.6
                                                10585.9                  10707.3
                                                10653.7                  10801.6
                                                10621.8                  10775.4
                                                10605.8                    10765
                                                10665.6                  10913.4
                                                10709.5                  10955.5
                                                10697.5                  10884.9
                                                  10825                  11016.1
                                                10645.7                  10727.6
                                                10613.8                  10736.7
                                                10514.2                  10684.4
                                                10593.9                  10813.3
                                                10362.7                  10501.3
                                                10414.5                  10495.7
                                                10302.9                  10346.1
                                                10195.3                  10242.8
                                                10382.6                  10544.2
                                                10354.7                  10472.4
                                                10227.2                  10334.5
                                                10239.1                  10388.8
                                                10071.7                  10207.7
                                                10079.7                    10254
                                                9956.16                  10091.3
                                                10067.8                  10262.9
                                                9940.22                  10024.4
                                                10063.8                  10174.5
                                                10298.9                  10468.4
                                                  10267                  10474.1
                                                10334.8                  10555.5
                                                10298.9                  10493.7
                                                  10287                  10425.1
                                                10386.6                    10589
                                                10514.2                  10749.3
                                                10534.1                  10730.3
                                                10605.8                  10811.2
                                                10358.7                  10538.1
                                                10410.5                  10603.3
                                                10418.5                  10616.7
                                                10302.9                  10471.2
                                                10151.5                  10314.2
                                                10195.3                    10379
                                                10191.3                  10365.2
                                                10235.2                  10418.7
                                                10382.6                    10594
                                                10474.3                  10679.7
                                                10418.5                  10688.5
                                                10306.9                  10539.1
                                                10334.8                  10554.5
                                                  10275                  10482.3
                                                10168.9                  10333.1
                                                10116.9                  10333.1
                                                9912.87                  10079.4
                                                9896.87                    10112
                                                9728.86                  9929.76
                                                9760.86                  10065.8
                                                9820.86                    10146
                                                9700.85                  10008.7
                                                9764.86                  10117.5
                                                9568.84                  9865.42
                                                9552.84                  9811.17
                                                9288.82                  9526.12
                                                9204.81                  9468.74
                                                 9096.8                   9363.8
                                                9196.81                  9564.81
                                                9328.82                  9661.31
                                                9244.81                  9508.05
                                                9420.83                   9675.1
                                                9556.84                  9735.15
                                                9524.84                   9689.4
                                                9716.85                  9853.56
                                                9836.86                  9974.12
                                                9800.86                  9869.98
                                                9560.84                  9555.09
                                                9504.84                  9486.07
                                                9524.84                  9563.21
                                                9508.84                  9523.17
                                                9488.83                  9579.72
                                                9564.84                  9649.75
                                                9668.85                  9784.76
                                                9556.84                  9653.75
                                                9568.84                  9662.45
                                                9552.84                  9654.56
                                                9628.85                  9735.62
                                                9528.84                  9613.68
                                                9584.84                  9690.48
                                                9704.85                  9824.51
                                                9768.86                  9892.53
                                                9772.86                  9885.83
                                                9660.85                  9798.58
                                                9400.83                  9533.46
                                                9388.83                  9538.75
                                                9340.82                  9505.95
                                                9384.82                  9560.49
                                                9204.81                   9351.5
                                                 9132.8                  9273.01
                                                9024.79                  9130.01
                                                9172.81                  9469.32
                                                 9144.8                  9386.81
                                                9184.81                  9435.32
                                                9008.79                  9239.43
                                                8816.78                  9158.03
                                                 9080.8                  9546.65
                                                8936.79                  9314.92
                                                 9048.8                  9537.95
                                                9204.81                  9684.12
                                                9288.82                  9706.48
                                                9212.81                  9621.86
                                                 9140.8                  9513.62
                                                 9088.8                  9438.38
                                                 9144.8                  9492.29
                                                9408.83                  9833.02
                                                9456.83                  9815.98
                                                9464.83                  9828.82
                                                9512.84                  9836.79
                                                9520.84                  9852.21
                                                9480.83                  9805.28
                                                9424.83                  9726.71
                                                9460.83                  9770.69
                                                9324.82                  9572.26
                                                9308.82                     9540
                                                9360.82                  9583.98
                                                9580.84                  9802.52
                                                9588.84                  9808.91
                                                9752.86                  9986.89
                                                9712.85                   9971.6
                                                9592.84                  9883.96
                                                9684.85                  9912.69
                                                9724.85                  9976.56
                                                9776.86                  10041.5
                                                9768.86                  10031.3
                                                9728.86                  9992.63
                                                9728.86                   9954.6
                                                9860.87                  10127.1
                                                9872.87                  10159.9
                                                9868.87                  10114.8
                                                9956.88                  10192.5
                                                9848.87                    10012
                                                9880.87                  10049.2
                                                9876.87                  9983.71
                                                10032.9                    10094
                                                10084.9                  10092.5
                                                10136.9                  10134.7
                                                10204.9                  10243.8
                                                10240.9                  10256.9
                                                10228.9                  10266.4
                                                10220.9                  10171.2
                                                10116.9                  10008.6
                                                10172.9                  10036.7
                                                10060.9                  9904.25
                                                10124.9                  9972.08
                                                10160.9                  10013.5
                                                10200.9                  10068.2
                                                10252.9                  10083.5
                                                10168.9                  9977.95
                                                10144.9                  9920.58
                                                10180.9                  9922.23
                                                10312.9                  10116.5
                                                10092.9                  9805.08
                                                10076.9                  9813.23
                                                10028.9                  9789.33
                                                9876.87                  9626.01
                                                9920.87                  9658.28
                                                10044.9                  9803.83
                                                10068.9                  9804.65
                                                10028.9                  9738.34
                                                9912.87                  9643.91
                                                9904.87                  9682.67
                                                9740.86                  9503.19
                                                9748.86                  9503.74
                                                9640.85                  9477.11
                                                9704.85                  9532.96
                                                9444.83                  9255.86
                                                9348.82                  9221.73
                                                9348.82                  9233.46
                                                9360.82                  9270.66
                                                9188.81                  9102.43
                                                 9088.8                  9112.53
                                                9032.79                  9036.28
                                                9176.81                  9194.16
                                                 9120.8                  8985.71
                                                9164.81                  9048.52
                                                 9076.8                  8948.89
                                                9028.79                  8868.08
                                                8936.79                  8771.55
                                                 9076.8                  8992.55
                                                9208.81                  9100.89
                                                9188.81                  9103.52
                                                9232.81                  9098.84
                                                9332.82                  9221.79
                                                9364.82                  9259.27
                                                9188.81                  9045.35
                                                9212.81                  9083.17
                                                 9156.8                   8914.2
                                                9276.82                   9123.2
                                                9400.83                  9275.89
                                                9276.82                  9155.84
                                                9244.81                  9104.79
                                                 9148.8                  9023.29
                                                9336.82                  9283.33
                                                9408.83                  9318.71
                                                9276.82                  9152.48
                                                9476.83                  9371.18
                                                9540.84                  9438.54
                                                9488.83                  9325.23
                                                9508.84                  9301.07
                                                9556.84                  9352.77
                                                9596.84                  9392.01
                                                9504.84                  9250.85
                                                9424.83                  9165.49
                                                9440.83                  9222.91
                                                9432.83                  9246.53
                                                9516.84                  9352.39
                                                9372.82                   9168.9
                                                9380.82                  9202.79
                                                9472.83                  9277.84
                                                9608.84                  9417.04
8/31/08                                         9520.84                  9288.28
                                                9488.83                  9250.57
                                                9356.82                  9236.44
                                                 9116.8                  8960.28
                                                 9124.8                  9000.34
                                                9216.81                  9186.45
                                                8920.78                  8872.87
                                                8992.79                  8927.91
                                                9028.79                  9054.06
                                                 9124.8                  9073.39
                                                8764.77                  8645.77
                                                8756.77                   8797.2
                                                8328.73                  8382.75
                                                8532.75                  8748.84
                                                8908.78                  9100.97
                                                8628.76                  8753.41
                                                8516.75                  8616.72
                                                8464.74                  8599.76
                                                8592.76                  8768.81
                                                8512.75                  8798.55
                                                 7988.7                  8025.58
                                                8260.73                  8460.62
                                                8232.72                  8423.47
                                                7840.69                  8085.45
                                                7716.68                  7976.41
                                                7268.64                  7669.29
                                                 6880.6                  7229.21
                                                6756.59                  7151.16
                                                6356.56                  6606.54
                                                6096.54                  6529.47
                                                6956.61                  7285.64
                                                6904.61                  7246.94
                                                6312.55                  6592.84
                                                6500.57                  6873.29
                                                6504.57                  6830.71
                                                 6828.6                  7156.43
                                                6664.59                  6936.08
                                                6320.56                  6514.29
                                                6268.55                  6596.79
                                                6156.54                  6369.16
                                                5916.52                  6166.85
                                                6356.56                  6832.16
                                                6448.57                  6757.49
                                                6692.59                   6933.1
                                                 6800.6                  7039.68
                                                 6808.6                  7021.95
                                                6944.61                  7308.68
                                                6708.59                  6927.87
                                                6392.56                   6581.5
                                                6580.58                  6773.75
                                                6504.57                  6688.92
                                                6356.56                  6541.53
                                                6056.53                  6204.88
                                                6440.57                  6635.17
                                                6208.55                  6359.63
                                                6104.54                  6195.74
                                                6100.54                  6257.91
                                                 5728.5                  5875.84
                                                5340.47                   5481.7
                                                5600.49                  5829.64
                                                5948.52                  6207.09
                                                6000.53                   6248.7
                                                6252.55                  6471.94
                                                6384.56                  6534.55
                                                5844.51                  5951.46
                                                6040.53                  6189.61
                                                6140.54                  6352.91
                                                5916.52                  6166.99
                                                6092.54                  6392.21
                                                6300.55                  6638.74
                                                6212.55                  6485.46
                                                6360.56                  6563.28
                                                6204.55                  6377.82
                                                6312.55                   6422.7
                                                6192.54                  6341.52
                                                6476.57                  6667.25
                                                6452.57                  6603.62
                                                6392.56                  6464.13
                                                6400.56                  6483.23
                                                6280.55                  6365.18
                                                6228.55                  6304.56
                                                6180.54                  6343.99
                                                6260.55                  6377.94
                                                6220.55                  6355.34
                                                6396.56                   6511.7
                                                6582.55                  6604.08
                                                6812.88                  6814.02
                                                6837.12                  6782.39
                                                6905.82                  6835.38
                                                6723.98                  6634.08
                                                6820.96                  6656.91
                                                6683.57                  6515.15
                                                6542.14                  6368.15
                                                6602.75                  6379.77
                                                6400.71                  6166.89
                                                6473.44                   6175.3
                                                6542.14                  6222.02
                                                6239.07                  5893.46
                                                6461.32                  6151.16
                                                6311.81                  6058.03
                                                6348.18                  6090.66
                                                6416.87                  6124.52
                                                6497.69                  6191.41
                                                6695.69                  6399.98
                                                6497.69                  6188.46
                                                6376.46                  6047.44
                                                 6380.5                  6044.27
                                                6437.08                  6140.05
                                                6408.79                   6098.6
                                                6497.69                  6198.83
                                                 6647.2                  6368.11
                                                6643.16                  6377.81
                                                6420.91                  6064.68
                                                6437.08                  6115.58
                                                6505.77                  6127.62
                                                6493.65                  6067.09
                                                6243.12                  5791.76
                                                 6162.3                  5787.38
                                                6069.36                  5721.58
                                                5952.17                   5657.5
                                                5709.72                  5461.34
                                                5887.52                  5680.42
                                                5839.03                  5621.25
                                                5778.42                  5533.75
                                                 5766.3                  5403.52
                                                5455.15                  5151.68
                                                5346.05                   5118.7
                                                 5499.6                  5242.21
                                                5257.15                  5019.62
                                                 5232.9                  5026.99
                                                5152.09                  4977.16
                                                 5410.7                   5294.4
                                                5463.23                  5309.14
                                                5689.52                  5526.38
                                                5742.05                  5569.31
                                                5742.05                  5549.85
                                                 5895.6                  5728.28
                                                6061.28                  5847.96
                                                6037.03                  5772.07
                                                5919.85                  5658.12
                                                6243.12                   6059.7
                                                6121.89                  5936.17
                                                6190.58                  5993.36
                                                 6340.1                  6133.18
                                                6218.87                  6009.61
                                                6065.32                  5800.71
                                                6154.22                  5876.85
                                                6247.16                  5975.27
                                                6457.28                  6147.27
                                                6513.85                  6207.22
                                                 6449.2                  6155.85
                                                6311.81                  6012.91
                                                6416.87                   6083.9
                                                6679.53                  6315.51
                                                6635.08                  6332.04
                                                6501.73                  6205.13
                                                6562.34                   6283.1
                                                6728.02                  6380.95
                                                6792.67                  6412.61
                                                6554.26                   6138.4
                                                6687.61                  6268.83
                                                6732.06                  6222.01
                                                6764.39                  6283.83
                                                6857.33                  6389.37
                                                6812.88                  6325.02
                                                6820.96                  6307.95
                                                7014.92                  6445.06
                                                7006.84                  6439.32
                                                7055.33                  6474.23
                                                7245.25                  6693.46
                                                 7200.8                  6668.95
                                                7265.45                  6787.39
                                                7160.39                  6698.11
                                                7386.68                  6859.34
                                                7241.21                  6714.19
                                                7168.47                  6707.93
                                                 6934.1                   6530.3
                                                7027.04                  6598.69
                                                6990.67                  6524.56
                                                7212.92                  6723.45
                                                7241.21                  6712.98
                                                7233.12                  6679.06
                                                7119.98                  6569.09
                                                 7111.9                  6559.38
                                                7293.74                  6731.92
                                                7160.39                  6605.46
                                                7225.04                  6708.44
                                                 7309.9                  6799.49
                                                 7576.6                  6975.31
                                                7612.96                  6989.13
                                                7459.41                  6894.51
                                                7584.68                  6975.03
                                                7604.88                  6957.88
                                                7544.27                  6952.29
                                                 7576.6                  6977.04
                                                7544.27                  6953.07
                                                7600.84                  6997.35
                                                7580.64                  7007.34
                                                7427.09                  6840.82
                                                7338.19                  6753.81
                                                7313.94                  6744.61
                                                 7378.6                  6802.31
                                                7394.76                  6823.47
                                                7164.43                  6615.73
                                                7156.35                  6631.09
                                                7229.08                  6674.54
                                                7382.64                   6817.7
                                                7406.88                  6809.09
                                                7479.62                  6871.01
                                                7451.33                  6812.98
                                                7540.23                  6843.44
                                                 7330.1                  6644.17
                                                 7309.9                  6661.38
                                                7192.72                  6530.29
                                                7148.27                  6523.28
                                                7192.72                  6546.47
                                                   7221                  6520.12
                                                7358.39                  6683.39
                                                7406.88                  6718.89
                                                7612.96                   6918.2
                                                7713.99                  6978.27
                                                7697.82                  6975.54
                                                7790.76                  7055.33
                                                7798.84                  7081.02
                                                7819.05                  7078.55
                                                 7992.8                  7243.47
                                                8045.34                  7265.52
                                                8114.03                  7287.13
                                                8101.91                  7268.19
                                                8045.34                  7235.95
                                                8142.32                  7322.94
                                                8166.56                  7328.29
                                                8320.11                  7440.75
                                                 8348.4                  7463.37
                                                8283.75                  7444.17
                                                8190.81                  7403.32
                                                8307.99                   7502.9
                                                8299.91                  7478.04
                                                8223.13                  7385.54
                                                8299.91                  7473.36
                                                8352.44                   7525.3
                                                8267.58                  7461.16
                                                8089.79                   7281.7
                                                8158.48                  7356.86
                                                8198.89                  7408.31
                                                8263.54                  7489.83
                                                8409.01                  7630.66
                                                8413.05                   7626.6
                                                8425.18                  7644.69
                                                8409.01                  7646.37
                                                8396.89                  7668.51
                                                8404.97                  7654.36
8/31/09                                         8336.28                  7592.87

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 29

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $    16.37
Net Asset Value                                                       $    16.37
Premium/Discount to NAV                                                   0.00%
Net Assets ($000)                                                     $  121,120
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 9/21/06)                                  ONE YEAR        ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Multi-Asset Income
Index ETF
   NAV                                                -14.63%             -7.73%
   Market                                             -14.68%             -7.73%
--------------------------------------------------------------------------------
Zacks Multi-Asset Income Index                        -13.79%             -6.59%
S&P 500 Index                                         -18.25%             -6.42%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.02%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65%, while the Fund's annualized gross operating expense ratio was determined to be 0.93%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                 26.9%
Energy                                                                     18.4%
Utilities                                                                  13.1%
Industrials                                                                 7.7%
Consumer Discretionary                                                      7.5%
Telecommunications                                                          5.2%
Consumer Staples                                                            4.4%
Materials                                                                   2.8%
Health Care                                                                 1.9%
Information Technology                                                      1.9%
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks, Master Limited
   Partnerships, and Income Trusts                                         89.8%
Closed End Funds                                                            9.7%
--------------------------------------------------------------------------------
Total Investments                                                          99.5%
Other Assets in excess of Liabilities                                       0.5%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Linn Energy LLC                                                             1.4%
Alexandria Real Estate Equities, Inc. - REIT                                1.4%
Whirlpool Corp.                                                             1.4%
Black & Decker Corp.                                                        1.2%
Wells Fargo & Co., Ser. L, 7.50%, 12/31/49                                  1.1%
Chevron Corp.                                                               1.1%
Bank of America Corp., Ser. L, 7.25%, 12/31/49                              1.1%
Annaly Capital Management, Inc. - REIT                                      1.1%
Eaton Corp.                                                                 1.1%
Camden Property Trust - REIT                                                1.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                  [BAR CHART]

Sep 08                                                                     0.353
Dec 08                                                                     0.354
Mar 09                                                                     0.287
Jun 09                                                                     0.216
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE CHART]

                          Claymore/Zacks Multi-Asset
                                    Income Index ETF    S&P 500 Index
--------------------------------------------------------------------------------
  9/21/2006                                    10000            10000
                                             9915.86          9923.71
                                             9955.93          10011.2
                                               10016          10086.7
                                             10060.1          10090.4
                                             10072.1            10110
                                             10040.1          10085.1
                                               10020          10051.2
                                             9983.97          10072.3
                                             10072.1          10196.2
                                             10116.2          10221.7
                                             10084.1          10194.2
                                             10128.2          10202.4
                                             10136.2          10223.5
                                             10116.2          10198.4
                                             10216.4          10295.8
                                             10268.4          10316.9
                                             10316.5            10343
                                             10296.5          10305.1
                                             10308.5          10320.5
                                             10316.5          10328.5
                                             10288.5            10341
                                             10316.5          10404.8
                                             10344.5          10407.4
                                             10412.7          10444.2
                                             10460.7          10496.1
                                             10424.7          10408.8
                                             10416.7          10413.7
                                             10424.7          10413.8
                                             10284.5          10338.5
                                             10264.4          10337.8
                                             10296.5          10315.5
                                             10400.6          10432.9
                                             10376.6          10456.2
                                             10392.6          10480.5
                                             10380.6          10426.9
                                             10352.6          10446.3
                                             10360.6          10475.4
                                             10416.7          10543.2
                                             10480.8            10571
                                             10496.8          10595.5
                                             10488.8          10606.4
                                             10504.8          10601.3
                                             10548.9          10619.4
                                             10556.9          10645.1
                                             10580.9          10607.3
                                             10440.7          10463.1
                                             10484.8          10501.7
                                               10593            10603
                                               10625          10611.8
                                               10621          10582.1
                                             10689.1          10676.4
                                             10729.2          10719.4
                                             10721.1          10708.1
                                             10705.1          10665.9
                                             10697.1          10685.4
                                             10713.1          10709.8
                                             10693.1          10698.9
                                             10713.1          10713.4
                                             10793.3          10807.2
                                             10793.3          10819.4
                                             10741.2          10784.5
                                             10753.2          10808.3
                                             10757.2          10793.3
                                             10713.1          10756.1
                                             10548.9          10700.5
                                               10593          10747.1
                                             10661.1          10824.8
                                               10786          10809.2
                                             10737.3          10760.7
                                             10737.3          10749.8
                                             10696.7            10763
                                             10599.2          10697.5
                                             10623.6          10724.6
                                             10623.6          10719.1
                                             10627.7          10741.1
                                             10688.6          10809.4
                                             10733.2          10861.8
                                             10729.2          10870.7
                                             10733.2          10861.9
                                             10700.8          10829.9
                                             10745.4          10861.4
                                             10721.1          10804.4
                                             10773.9          10842.6
                                               10847            10935
                                             10769.8          10811.9
                                             10790.1          10798.9
                                             10794.2          10788.2
                                               10851          10850.6
                                             10920.1          10923.4
                                             11001.3          10984.5
                                             11013.5          11003.1
                                             11009.4          10993.6
                                             11041.9          11001.3
                                             11058.1          11021.2
                                               10981          11008.4
                                             10924.1          10930.9
                                             10899.8          10895.8
                                             11005.3          10980.5
                                             11062.2          11067.2
                                             11074.4          11079.8
                                             11082.5          11070.5
                                             11110.9            11102
                                             11078.4            11087
                                             11082.5          11080.1
                                             11062.2          11041.9
                                             11086.6          11029.4
                                             10777.9          10647.4
                                             10859.1          10709.8
                                             10814.5          10682.1
                                             10680.5          10560.3
                                             10538.3          10461.5
                                             10639.9            10624
                                             10615.5          10600.8
                                             10696.7            10677
                                             10725.1          10684.3
                                             10741.4          10713.3
                                             10538.3            10498
                                               10587            10569
                                             10680.5          10608.4
                                             10639.9          10567.7
                                             10737.3          10682.9
                                             10818.5          10750.7
                                               10981          10934.6
                                               10985          10930.7
                                             10993.1          10942.7
                                             10863.2          10953.3
                                             10810.4          10885.6
                                             10761.7          10801.3
                                             10802.3          10842.1
                                             10903.9          10829.5
                                             10932.6          10857.8
                                             11006.6          10960.7
                                             10998.4            10973
                                               11023          11009.6
                                             11031.3          11016.1
                                             11076.5          11045.2
                                             11031.3          10973.9
                                             11072.4          11042.1
                                             11117.6          11080.6
                                             11240.9          11199.9
                                             11261.4          11222.8
                                             11290.2          11230.7
                                             11265.5          11217.4
                                             11347.7          11321.6
                                             11331.3          11295.7
                                             11323.1          11291.7
                                             11409.4          11407.3
                                             11405.3          11399.5
                                             11405.3          11398.5
                                             11306.6          11309.2
                                             11323.1          11339.3
                                             11384.7          11413.9
                                             11438.2          11466.6
                                             11462.8          11491.5
                                             11499.8          11521.4
                                             11487.5          11508.9
                                             11540.9          11549.1
                                             11409.4          11389.8
                                             11503.9          11500.8
                                             11487.5          11480.8
                                             11466.9          11466.9
                                             11512.1          11569.3
                                               11508          11559.6
                                             11540.9          11636.1
                                             11590.2            11654
                                             11614.9          11646.5
                                             11598.5          11632.7
                                             11442.3          11521.2
                                             11512.1          11584.1
                                             11561.5          11603.7
                                             11647.8          11700.6
                                             11651.9          11703.9
                                             11738.2          11747.6
                                               11730          11769.8
                                             11664.2          11707.3
                                             11549.1          11606.4
                                             11323.1            11403
                                             11429.9          11532.7
                                               11434            11544
                                             11290.2          11420.7
                                             11425.8          11596.9
                                             11466.9          11653.5
                                             11569.7          11729.5
                                             11561.5          11715.4
                                             11577.9          11735.9
                                             11450.5          11576.5
                                             11499.8          11650.6
                                             11401.2          11500.4
                                               11245          11463.5
                                             11224.4          11426.8
                                             11286.1            11532
                                             11310.8          11527.4
                                             11436.2          11509.4
                                             11581.7          11632.6
                                               11615          11676.7
                                             11606.6          11680.8
                                             11648.2          11722.8
                                             11639.9          11733.7
                                             11486.1          11567.2
                                             11498.6          11634.8
                                             11635.8          11856.6
                                               11669          11893.5
                                             11602.5          11870.8
                                               11615          11869.6
                                             11552.6          11846.3
                                             11598.3          11899.5
                                             11461.1          11754.1
                                             11452.8          11811.6
                                             11199.2          11577.7
                                             11211.7          11631.9
                                             10978.9          11360.4
                                             10845.9          11180.5
                                             10899.9          11295.3
                                             10825.1          11152.6
                                             10791.9            11234
                                             10829.3          11285.7
                                             10500.9          10986.4
                                               10663          11251.9
                                             10771.1          11321.6
                                             10920.7          11484.8
                                             10629.7          11146.5
                                             10596.5          11150.6
                                             10608.9          11146.8
                                               10372          10945.6
                                             10201.5          10796.4
                                             10301.3            10832
                                             10600.6          11098.1
                                             10604.8          11095.1
                                             10658.8          11107.2
                                             10804.3          11237.9
                                             10791.9          11226.1
                                             10883.3          11356.7
                                             10783.5          11260.2
                                             10538.3          10996.4
                                             10762.8          11240.4
                                               10717            11194
  8/31/2007                                  10866.7          11319.8
                                             10962.3          11438.4
                                             10804.3          11312.1
                                               10796          11362.2
                                             10642.2          11170.2
                                             10571.5          11156.3
                                             10671.3          11308.4
                                             10679.6            11312
                                             10754.4          11407.9
                                             10779.4          11410.3
                                             10725.3          11351.9
                                             11020.5          11683.6
                                             11082.9          11755.1
                                             10941.5          11678.6
                                             10974.8          11732.4
                                             10816.8          11670.8
                                             10758.6            11667
                                             10791.9          11732.3
                                             10825.1          11778.6
                                             10912.4          11743.1
                                             11076.5          11899.3
                                             11143.9          11896.2
                                               11106          11844.4
                                             11160.7          11869.6
                                             11291.2          11986.5
                                             11211.2          11947.9
                                             11261.7          12044.9
                                               11228          12025.2
                                             11198.6          11963.8
                                             11194.4          12020.7
                                             11068.1          11920.1
                                               10925          11841.8
                                               10925          11863.7
                                             10912.4          11855.1
                                             10689.4          11551.4
                                             10731.5          11595.5
                                             10786.1          11697.6
                                             10752.5          11669.2
                                             10744.1            11658
                                             10870.3          11818.7
                                             10878.7          11864.2
                                             10857.7          11787.9
                                             10971.3          11929.9
                                             10685.1          11617.5
                                               10622          11627.4
                                             10546.3          11570.7
                                             10647.3          11710.3
                                             10365.3          11372.4
                                             10428.4          11366.4
                                             10348.5          11204.3
                                             10281.1          11092.4
                                             10542.1          11418.9
                                             10462.1          11341.1
                                               10298          11191.8
                                             10272.7          11250.6
                                             10083.4          11054.5
                                             10062.3          11104.7
                                             9948.68          10928.4
                                             10125.4          11114.2
                                             9872.93            10856
                                             9965.51          11018.5
                                             10239.1          11336.8
                                             10159.1            11343
                                               10298          11431.1
                                             10272.7          11364.2
                                             10138.1          11289.9
                                             10209.6          11467.4
                                               10399            11641
                                             10386.4          11620.4
                                             10508.4          11708.1
                                             10175.9          11412.3
                                             10159.1          11482.9
                                             10070.7          11497.3
                                             9902.39          11339.8
                                             9780.34          11169.8
                                             9851.89            11240
                                             9843.47            11225
                                              9805.6          11282.9
                                             9990.77          11472.8
                                             10129.6          11565.6
                                             9994.97          11575.2
                                              9856.1          11413.3
                                             9818.22            11430
                                             9976.94          11351.9
                                             9908.55          11190.3
                                             9840.15          11190.3
                                             9583.68          10915.5
                                              9613.6          10950.8
                                             9395.59          10753.5
                                             9455.44          10900.8
                                              9579.4          10987.7
                                             9553.75          10838.9
                                             9605.05          10956.8
                                             9416.97          10683.8
                                             9434.06            10625
                                             9177.59          10316.4
                                              9092.1          10254.2
                                             9169.04          10140.6
                                             9609.32          10358.2
                                             9690.54          10462.8
                                             9605.05          10296.8
                                              9865.8          10477.7
                                             9972.67          10542.7
                                             9912.82          10493.2
                                             10130.8            10671
                                               10289          10801.5
                                             10147.9          10688.7
                                             9870.07          10347.7
                                             9793.13            10273
                                             9887.17          10356.5
                                              9814.5          10313.1
                                             9784.58          10374.4
                                              9831.6          10450.2
                                             9904.27          10596.4
                                             9746.11          10454.6
                                             9746.11            10464
                                             9733.29          10455.4
                                             9840.15          10543.2
                                             9686.27          10411.2
                                             9788.86          10494.3
                                             9976.94          10639.5
                                             10062.4          10713.2
                                             10002.6          10705.9
                                             9857.25          10611.4
                                             9617.87          10324.3
                                             9592.22            10330
                                             9523.83          10294.5
                                             9523.83          10353.6
                                             9271.63          10127.2
                                             9271.63          10042.2
                                             9117.74          9887.38
                                             9463.99          10254.8
                                             9421.24          10165.5
                                             9476.81            10218
                                             9280.18          10005.9
                                             9130.57          9917.72
                                             9472.54          10338.6
                                             9297.28          10087.6
                                             9540.93          10329.2
                                             9699.09          10487.5
                                              9596.5          10511.7
                                             9523.83            10420
                                             9434.06          10302.8
                                             9301.55          10221.3
                                             9482.78          10279.7
                                             9808.72          10648.7
                                             9839.14          10630.2
                                             9878.25          10644.1
                                             9852.18          10652.8
                                             9873.91          10669.5
                                             9800.03          10618.7
                                              9665.3          10533.6
                                             9700.07          10581.2
                                             9534.93          10366.3
                                             9478.43          10331.4
                                             9565.35            10379
                                             9800.03          10615.7
                                              9826.1          10622.6
                                             9934.75          10815.3
                                             9860.87          10798.8
                                             9769.61          10703.9
                                             9791.34            10735
                                             9921.71          10804.2
                                              9986.9          10874.5
                                             10030.4          10863.5
                                             9995.59          10821.5
                                             9956.48          10780.4
                                               10126          10967.2
                                             10121.6          11002.7
                                             10086.9          10953.8
                                             10173.8            11038
                                               10026          10842.6
                                             10004.3          10882.9
                                             10017.3          10811.9
                                             10143.4          10931.4
                                               10126          10929.7
                                             10169.4          10975.4
                                             10230.3          11093.6
                                             10208.5          11107.7
                                             10212.9          11118.1
                                             10156.4          11014.9
                                             10060.8          10838.9
                                             10108.6          10869.3
                                             9999.94          10725.8
                                             10052.1          10799.3
                                             10056.4          10844.2
                                             10121.6          10903.4
                                             10099.9            10920
                                               10013          10805.7
                                             9956.48          10743.5
                                              9930.4          10745.3
                                             10086.9          10955.6
                                             9852.18          10618.5
                                             9765.26          10627.3
                                             9708.76          10601.4
                                                9561          10424.5
                                             9547.96          10459.5
                                             9626.19          10617.1
                                             9669.65            10618
                                             9613.15          10546.2
                                             9504.51          10443.9
                                             9504.51          10485.9
                                             9378.47          10291.5
                                             9335.01          10292.1
                                             9156.83          10263.3
                                             9226.37          10323.8
                                              9030.8          10023.7
                                             8969.96          9986.71
                                             9081.58           9999.4
                                             9108.08          10039.7
                                             8962.32          9857.51
                                             8887.23          9868.45
                                             8750.29          9785.87
                                             8940.23          9956.85
                                             8790.05          9731.11
                                              8829.8          9799.13
                                             8750.29          9691.23
                                             8582.44          9603.72
                                             8445.51          9499.19
                                             8666.37          9738.52
                                             8834.22          9855.84
                                             8865.14          9858.69
                                             8940.23          9853.63
                                             9068.33          9986.77
                                                9139          10027.4
                                             8873.97           9795.7
                                             8869.56          9836.65
                                             8772.38          9653.66
                                             8979.98             9880
                                             9099.25          10045.4
                                             9019.74          9915.35
                                             9019.74          9860.06
                                             8918.15          9771.81
                                              9112.5          10053.4
                                              9165.5          10091.7
                                             8988.82          9911.71
                                              9165.5          10148.6
                                             9289.18          10221.5
                                             9174.34          10098.8
                                             9143.42          10072.6
                                             9209.67          10128.6
                                             9222.93          10171.1
                                             9121.33          10018.2
                                              9010.9           9925.8
                                             9041.82          9987.98
                                             9024.16          10013.6
                                             9121.33          10128.2
                                             8997.65          9929.49
                                             9037.41          9966.19
                                             9134.58          10047.5
                                              9293.6          10198.2
                                             9245.01          10058.8
  8/31/2008                                  9245.01          10058.8
                                             9245.01          10017.9
                                              9267.1          10002.6
                                             9046.24          9703.57
                                             9081.58          9746.95
                                             9280.35           9948.5
                                             8926.98          9608.91
                                             8962.32          9668.52
                                             8975.57          9805.12
                                             9068.33          9826.06
                                             8591.28          9362.97
                                             8666.37          9526.96
                                             8211.41          9078.13
                                             8754.71          9474.58
                                             9275.93          9855.93
                                             8847.47          9479.54
                                             8701.71           9331.5
                                             8498.52          9313.14
                                             8661.95          9496.22
                                             8670.79          9528.42
                                             7884.54          8691.33
                                             8402.64          9162.46
                                             8461.15          9122.23
                                             8024.59          8756.17
                                             7871.57          8638.09
                                             7421.51          8305.48
                                             6912.94           7828.9
                                             6723.91          7744.38
                                             6120.83          7154.58
                                             6120.83          7071.11
                                             6863.43          7890.01
                                             6948.94           7848.1
                                             6372.86          7139.74
                                             6561.89          7443.45
                                             6597.89          7397.34
                                             6890.43          7750.08
                                              6660.9          7511.45
                                             6233.34          7054.67
                                             6165.84          7144.02
                                             5963.31           6897.5
                                             5760.78          6678.41
                                             6224.34          7398.92
                                             6300.85          7318.04
                                             6489.88          7508.23
                                              6674.4          7623.65
                                             6683.41          7604.45
                                             6957.94          7914.96
                                             6579.89          7502.56
                                             6269.35          7127.46
                                             6399.87          7335.66
                                             6255.85          7243.79
                                             6066.82          7084.18
                                             5697.77           6719.6
                                             6062.32          7185.58
                                             5792.29          6887.19
                                             5616.76           6709.7
                                             5576.26          6777.03
                                              5153.2          6363.27
                                             4689.64          5936.42
                                             4869.66          6313.23
                                             5315.22          6721.99
                                             5427.74          6767.05
                                             5630.26          7008.81
                                             5702.27          7076.61
                                             5126.19          6445.15
                                             5319.72          6703.06
                                             5414.23          6879.91
                                             5243.21          6678.57
                                             5432.24          6922.47
                                             5688.77          7189.45
                                             5553.75          7023.46
                                             5715.77          7107.73
                                             5445.74          6906.88
                                             5580.76          6955.49
                                             5445.74          6867.57
                                             5805.79          7220.32
                                             5823.79          7151.42
                                             5666.27          7000.35
                                             5760.78          7021.04
                                             5630.26           6893.2
                                             5558.25          6827.55
                                             5427.74          6870.25
                                             5499.75          6907.01
                                             5405.23          6882.54
                                             5571.76          7051.87
                                             5888.66          7151.91
                                             6073.69          7379.27
                                             6133.82          7345.01
                                              6309.6           7402.4
                                             6092.19          7184.41
                                             6138.45          7209.13
                                              5985.8          7055.61
                                             5763.76          6896.41
                                             5800.77             6909
                                             5569.48          6678.45
                                             5564.85          6687.56
                                             5634.24          6738.16
                                             5217.91          6382.35
                                             5495.46          6661.42
                                             5356.69          6560.57
                                             5421.45           6595.9
                                             5500.09          6632.57
                                             5587.98          6705.01
                                              5842.4          6930.88
                                             5560.22          6701.81
                                              5412.2           6549.1
                                             5370.57          6545.67
                                             5426.08          6649.39
                                             5356.69           6604.5
                                             5402.95          6713.04
                                              5592.6          6896.37
                                             5606.48          6906.87
                                             5342.81          6567.77
                                             5370.57          6622.88
                                             5352.06          6635.93
                                             5278.05          6570.38
                                             4972.75           6272.2
                                             4903.36          6267.47
                                             4810.84          6196.21
                                             4746.08          6126.81
                                             4500.91          5914.38
                                             4741.46          6151.63
                                              4713.7          6087.55
                                              4713.7          5992.79
                                             4630.44          5851.77
                                             4306.63          5579.03
                                             4214.11          5543.32
                                             4376.02          5677.07
                                             4066.09          5436.01
                                             4024.45             5444
                                             3955.07          5390.04
                                             4348.26          5733.59
                                             4399.15          5749.55
                                             4667.44          5984.81
                                             4699.82          6031.31
                                             4690.57          6010.23
                                             4861.73          6203.47
                                             5065.26          6333.07
                                             5056.01          6250.89
                                              4875.6          6127.49
                                             5333.56          6562.38
                                             5180.91          6428.59
                                              5125.4          6490.53
                                             5273.42          6641.95
                                             5106.89          6508.13
                                             4806.22           6281.9
                                             5068.47          6364.35
                                             5177.73          6470.94
                                             5453.24          6657.21
                                             5586.25          6722.13
                                             5505.49           6666.5
                                             5343.99           6511.7
                                             5448.49          6588.59
                                             5795.26           6839.4
                                             5833.26          6857.31
                                                5667          6719.87
                                             5814.26          6804.31
                                             5961.51          6910.27
                                             6066.02          6944.56
                                                5648           6647.6
                                             5876.01          6788.85
                                             5861.76          6738.14
                                             5937.76           6805.1
                                             6142.02          6919.39
                                             5985.26           6849.7
                                             5956.76          6831.21
                                             6203.77           6979.7
                                             6241.78          6973.48
                                             6298.78          7011.29
                                             6659.79           7248.7
                                             6626.54          7222.16
                                              6783.3          7350.43
                                             6621.79          7253.74
                                             6963.81          7428.35
                                             6769.05          7271.16
                                              6716.8          7264.38
                                             6298.78          7072.02
                                             6441.28          7146.08
                                             6360.53           7065.8
                                              6678.8          7281.19
                                              6688.3          7269.85
                                              6688.3          7233.11
                                             6612.29          7114.02
                                             6612.29          7103.51
                                             6835.55          7290.36
                                             6721.55          7153.41
                                              6849.8          7264.93
                                             6968.56          7363.53
                                             7201.32          7553.94
                                             7182.32          7568.91
                                             7044.56          7466.44
                                             7144.32          7553.64
                                             7130.07          7535.06
                                             7101.56          7529.01
                                             7125.32          7555.81
                                             7106.31          7529.85
                                             7163.32          7577.81
                                             7177.57          7588.62
                                             6982.81          7408.29
                                              6887.8          7314.06
                                              6849.8           7304.1
                                             6902.06          7366.59
                                             6925.81           7389.5
                                              6707.3          7164.53
                                             6693.05          7181.16
                                             6664.54          7228.22
                                             6797.55          7383.25
                                             6826.05          7373.93
                                              6887.8          7440.98
                                             6952.47          7378.14
                                             7034.44          7411.13
                                             6860.87          7195.33
                                              6846.4          7213.96
                                             6706.58          7072.01
                                             6658.37          7064.41
                                             6706.58          7089.53
                                             6701.76          7060.98
                                             6851.22          7237.81
                                             6899.44          7276.24
                                             7097.12          7492.09
                                             7169.44          7557.15
                                             7150.15          7554.19
                                             7261.04          7640.59
                                             7261.04          7668.41
                                             7265.86          7665.74
                                             7429.79          7844.34
                                             7468.36          7868.22
                                             7540.69          7891.63
                                             7497.29          7871.12
                                             7424.97          7836.19
                                              7521.4          7930.41
                                             7559.97           7936.2
                                             7694.97          8057.99
                                             7738.36          8082.48
                                             7752.83          8061.69
                                             7699.79          8017.45
                                             7849.26           8125.3
                                             7815.51          8098.37
                                             7704.61           7998.2
                                             7781.76           8093.3
                                             7825.15          8149.55
                                             7757.65          8080.09
                                             7555.15          7885.74
                                             7646.76          7967.14
                                             7675.68          8022.86
                                             7757.65          8111.14
                                             7897.47          8263.65
                                             7902.29          8259.25
                                             7940.86          8278.85
                                             7931.22          8280.67
                                             7964.97          8304.64
                                             7955.33          8289.31
  8/31/2009                                  7892.65          8222.73

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

30 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $   18.35
Net Asset Value                                                       $   18.37
Premium/Discount to NAV                                                  -0.11%
Net Assets ($000)                                                     $  26,647
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
(INCEPTION 9/21/06)                                 ONE YEAR         ANNUALIZED
--------------------------------------------------------------------------------
Claymore/Zacks Sector Rotation ETF
   NAV                                                -32.80%             -9.44%
   Market                                             -32.83%             -9.47%
--------------------------------------------------------------------------------
Zacks Sector Rotation Index                           -32.20%             -8.99%
S&P 500 Index                                         -18.25%             -6.42%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.80%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.65%, while the Fund's annualized gross operating expense ratio was determined to be 0.96%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Consumer Discretionary                                                     30.7%
Health Care                                                                20.9%
Consumer Staples                                                           20.1%
Financials                                                                 17.6%
Industrials                                                                 7.0%
Information Technology                                                      3.3%
Materials                                                                   0.3%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                        1.9%
Travelers Cos., Inc.                                                        1.8%
Medco Health Solutions, Inc.                                                1.8%
Unilever NV, NY Registered Shares (Netherlands)                             1.7%
China Life Insurance Co. Ltd., ADR (China)                                  1.7%
Visa, Inc. - Class A                                                        1.7%
Goldman Sachs Group, Inc.                                                   1.7%
UnitedHealth Group, Inc.                                                    1.7%
Starbucks Corp.                                                             1.6%
Bristol-Myers Squibb Co.                                                    1.6%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

PERFORMANCE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                     [LINE CHART]

                                  Claymore/Zacks Sector
                                           Rotation ETF            S&P 500 Index
--------------------------------------------------------------------------------
9/21/06                                           10000                    10000
                                                9891.91                  9923.71
                                                9955.96                  10011.2
                                                  10064                  10086.7
                                                10112.1                  10090.4
                                                10128.1                    10110
                                                10084.1                  10085.1
                                                  10040                  10051.2
                                                  10020                  10072.3
                                                10152.1                  10196.2
                                                10248.2                  10221.7
                                                10204.2                  10194.2
                                                10264.2                  10202.4
                                                10340.3                  10223.5
                                                10284.2                  10198.4
                                                10432.3                  10295.8
                                                10492.4                  10316.9
                                                10584.5                    10343
                                                10536.4                  10305.1
                                                10532.4                  10320.5
                                                10556.5                  10328.5
                                                10492.4                    10341
                                                10576.5                  10404.8
                                                10644.5                  10407.4
                                                10652.5                  10444.2
                                                10736.6                  10496.1
                                                10620.5                  10408.8
                                                10620.5                  10413.7
                                                10612.5                  10413.8
                                                10476.4                  10338.5
                                                10452.4                  10337.8
                                                10468.4                  10315.5
                                                10632.5                  10432.8
                                                10628.5                  10456.2
                                                10700.6                  10480.5
                                                10700.6                  10426.9
                                                10712.6                  10446.3
                                                10736.6                  10475.4
                                                10816.7                  10543.2
                                                10884.7                    10571
                                                10840.7                  10595.5
                                                10836.7                  10606.4
                                                10944.8                  10601.3
                                                11052.8                  10619.4
                                                11080.9                  10645.1
                                                11080.9                  10607.3
                                                10860.7                  10463.1
                                                10872.7                  10501.7
                                                11036.8                    10603
                                                11056.8                  10611.8
                                                11004.8                  10582.1
                                                11172.9                  10676.4
                                                  11221                  10719.4
                                                  11221                  10708.1
                                                11172.9                  10665.9
                                                  11193                  10685.4
                                                  11209                  10709.8
                                                11144.9                  10698.9
                                                11164.9                  10713.3
                                                  11269                  10807.2
                                                  11237                  10819.4
                                                11148.9                  10784.5
                                                11176.9                  10808.3
                                                11140.9                  10793.3
                                                11064.8                  10756.1
                                                11016.8                  10700.5
                                                11056.8                  10747.1
                                                11180.9                  10824.8
                                                11164.9                  10809.2
                                                11107.8                  10760.7
                                                11071.8                  10749.8
                                                10995.6                    10763
                                                10911.4                  10697.5
                                                10971.5                  10724.6
                                                10983.6                  10719.1
                                                11031.7                  10741.1
                                                11151.9                  10809.4
                                                11256.2                  10861.8
                                                11280.2                  10870.7
                                                11288.2                  10861.9
                                                11248.2                  10829.9
                                                11340.3                  10861.4
                                                11280.2                  10804.3
                                                11392.5                  10842.6
                                                11512.7                    10935
                                                11376.4                  10811.9
                                                11376.4                  10798.9
                                                11372.4                  10788.2
                                                11464.6                  10850.6
                                                11556.8                  10923.4
                                                11677.1                  10984.5
                                                11697.1                  11003.2
                                                11677.1                  10993.6
                                                11749.2                  11001.3
                                                11789.3                  11021.2
                                                11781.3                  11008.4
                                                11673.1                  10930.9
                                                11608.9                  10895.8
                                                11765.3                  10980.5
                                                11861.5                  11067.2
                                                11897.5                  11079.8
                                                11905.6                  11070.5
                                                11977.7                    11102
                                                12009.8                    11087
                                                11973.7                  11080.1
                                                11921.6                  11041.9
                                                11841.4                  11029.4
                                                11360.4                  10647.4
                                                11452.6                  10709.8
                                                11388.5                  10682.1
                                                  11200                  10560.3
                                                10995.6                  10461.5
                                                11252.2                    10624
                                                11252.2                  10600.8
                                                11420.5                    10677
                                                11464.6                  10684.3
                                                11504.7                  10713.3
                                                  11204                    10498
                                                11272.2                    10569
                                                11348.4                  10608.3
                                                11308.3                  10567.7
                                                11492.7                  10682.9
                                                11556.8                  10750.7
                                                11765.3                  10934.6
                                                11757.2                  10930.7
                                                11797.3                  10942.7
                                                11785.3                  10953.3
                                                11717.2                  10885.6
                                                11616.9                  10801.3
                                                11685.1                  10842.2
                                                11677.1                  10829.5
                                                11745.2                  10857.8
                                                11865.5                  10960.7
                                                11873.5                    10973
                                                11909.6                  11009.7
                                                11949.7                  11016.2
                                                11953.7                  11045.2
                                                11865.5                  10973.9
                                                11917.6                  11042.1
                                                11961.7                  11080.6
                                                12045.9                  11199.8
                                                  12110                  11222.8
                                                  12106                  11230.7
                                                12077.9                  11217.4
                                                12174.1                  11321.6
                                                12186.2                  11295.7
                                                12146.1                  11291.7
                                                12254.3                  11407.3
                                                12234.3                  11399.5
                                                12190.2                  11398.5
                                                12029.8                  11309.2
                                                12013.8                  11339.3
                                                12154.1                  11413.9
                                                12182.2                  11466.6
                                                12222.2                  11491.5
                                                12234.3                  11521.4
                                                12210.2                  11508.9
                                                12290.4                  11549.1
                                                  12110                  11389.8
                                                12242.3                  11500.8
                                                12202.2                  11480.8
                                                12146.1                  11466.9
                                                12214.2                  11569.3
                                                12182.2                  11559.6
                                                12230.3                  11636.1
                                                12274.3                    11654
                                                12290.4                  11646.5
                                                12258.3                  11632.7
                                                  12114                  11521.2
                                                12166.1                  11584.1
                                                12258.3                  11603.7
                                                12390.6                  11700.6
                                                12406.6                  11703.9
                                                12454.7                  11747.6
                                                12494.8                  11769.8
                                                12410.6                  11707.3
                                                12290.4                  11606.4
                                                11989.7                    11403
                                                  12110                  11532.7
                                                  12114                    11544
                                                11977.7                  11420.7
                                                12154.1                  11596.9
                                                12210.2                  11653.5
                                                12294.4                  11729.5
                                                12266.3                  11715.4
                                                12306.4                  11735.9
                                                12158.1                  11576.5
                                                12202.2                  11650.6
                                                12057.9                  11500.4
                                                11969.7                  11463.5
                                                11901.5                  11426.8
                                                12045.9                    11532
                                                12037.8                  11527.4
                                                12005.8                  11509.4
                                                12178.1                  11632.6
                                                12190.2                  11676.7
                                                12202.2                  11680.8
                                                12306.4                  11722.8
                                                12326.5                  11733.7
                                                  12118                  11567.2
                                                12246.3                  11634.8
                                                12458.8                  11856.6
                                                12486.8                  11893.5
                                                12458.8                  11870.8
                                                12438.7                  11869.6
                                                12474.8                  11846.3
                                                12518.9                  11899.5
                                                12354.5                  11754.1
                                                12438.7                  11811.6
                                                  12122                  11577.7
                                                12166.1                  11631.9
                                                11865.5                  11360.4
                                                11729.2                  11180.5
                                                11945.6                  11295.3
                                                11785.3                  11152.6
                                                11701.1                    11234
                                                11789.3                  11285.7
                                                11416.5                  10986.3
                                                11592.9                  11251.9
                                                11693.1                  11321.6
                                                11773.3                  11484.8
                                                11380.4                  11146.5
                                                11440.6                  11150.7
                                                11520.7                  11146.8
                                                11248.2                  10945.6
                                                10999.6                  10796.4
                                                10915.4                    10832
                                                11252.2                  11098.1
                                                11336.3                  11095.1
                                                11360.4                  11107.2
                                                  11633                  11237.9
                                                11600.9                  11226.1
                                                11801.3                  11356.7
                                                11757.2                  11260.2
                                                11404.5                  10996.4
                                                11705.1                  11240.3
                                                  11629                    11194
8/31/07                                         11841.4                  11319.8
                                                11993.8                  11438.4
                                                11845.4                  11312.1
                                                11913.6                  11362.2
                                                  11657                  11170.2
                                                11576.8                  11156.3
                                                11729.2                  11308.4
                                                11741.2                    11312
                                                11833.4                  11407.9
                                                11869.5                  11410.3
                                                11765.3                  11351.9
                                                12170.1                  11683.6
                                                12270.3                  11755.1
                                                12210.2                  11678.6
                                                12318.5                  11732.4
                                                12250.3                  11670.8
                                                12246.3                    11667
                                                12342.5                  11732.3
                                                12442.7                  11778.6
                                                12422.7                  11743.1
                                                12635.1                  11899.3
                                                12647.2                  11896.2
                                                12526.9                  11844.4
                                                  12583                  11869.6
                                                12783.4                  11986.5
                                                12771.4                  11947.9
                                                12911.7                  12044.9
                                                12935.8                  12025.2
                                                12823.5                  11963.8
                                                12971.8                  12020.7
                                                12915.7                  11920.1
                                                12811.5                  11841.8
                                                12847.6                  11863.7
                                                12943.8                  11855.1
                                                12538.9                  11551.4
                                                12546.9                  11595.5
                                                12823.5                  11697.6
                                                12823.5                  11669.2
                                                12807.5                    11658
                                                12895.7                  11818.7
                                                12979.9                  11864.2
                                                12795.5                  11787.8
                                                  13044                  11929.9
                                                12779.4                  11617.5
                                                12847.6                  11627.4
                                                12751.4                  11570.7
                                                  13044                  11710.3
                                                12679.2                  11372.4
                                                12731.3                  11366.4
                                                12446.7                  11204.3
                                                12041.8                  11092.4
                                                12354.5                  11418.9
                                                12362.5                  11341.1
                                                12198.2                  11191.8
                                                12270.3                  11250.6
                                                12081.9                  11054.5
                                                12182.2                  11104.7
                                                11997.8                  10928.4
                                                12198.2                  11114.2
                                                12069.9                    10856
                                                12202.2                  11018.5
                                                12603.1                  11336.8
                                                12655.2                    11343
                                                12747.4                  11431.2
                                                12771.4                  11364.2
                                                12687.2                  11289.9
                                                12875.6                  11467.4
                                                13092.1                    11641
                                                13124.2                  11620.4
                                                13236.4                  11708.1
                                                12835.6                  11412.3
                                                12963.8                  11482.9
                                                12975.9                  11497.3
                                                12807.5                  11339.8
                                                12466.8                  11169.8
                                                  12575                    11240
                                                  12591                    11225
                                                12731.3                  11282.9
                                                  13032                  11472.8
                                                13192.3                  11565.6
                                                13200.3                  11575.2
                                                12999.9                  11413.3
                                                  13020                    11430
                                                12998.6                  11351.8
                                                12825.3                  11190.3
                                                12849.5                  11190.3
                                                12422.1                  10915.5
                                                12333.4                  10950.8
                                                12091.5                  10753.5
                                                12204.4                  10900.8
                                                12268.9                  10987.7
                                                11994.7                  10838.9
                                                12168.1                  10956.8
                                                11869.7                  10683.8
                                                11740.7                    10625
                                                11369.8                  10316.3
                                                11357.7                  10254.2
                                                  11140                  10140.6
                                                11192.4                  10358.2
                                                11349.6                  10462.8
                                                11224.6                  10296.8
                                                11357.7                  10477.7
                                                11406.1                  10542.7
                                                11313.3                  10493.2
                                                11575.4                    10671
                                                11785.1                  10801.5
                                                11684.3                  10688.7
                                                11357.7                  10347.7
                                                11240.8                    10273
                                                11297.2                  10356.5
                                                11381.9                  10313.2
                                                11510.9                  10374.4
                                                11567.3                  10450.2
                                                11748.8                  10596.4
                                                11547.2                  10454.6
                                                11514.9                    10464
                                                  11523                  10455.4
                                                11595.6                  10543.2
                                                11438.3                  10411.2
                                                11514.9                  10494.3
                                                  11648                  10639.5
                                                11708.5                  10713.2
                                                11692.3                  10705.9
                                                11623.8                  10611.4
                                                11297.2                  10324.3
                                                  11273                    10330
                                                11196.4                  10294.5
                                                11301.2                  10353.6
                                                11059.3                  10127.2
                                                  10894                  10042.2
                                                10672.3                  9887.38
                                                10990.8                  10254.8
                                                10962.6                  10165.5
                                                11083.5                    10218
                                                10869.8                  10005.9
                                                10672.3                  9917.72
                                                11103.7                  10338.6
                                                10813.4                  10087.6
                                                10962.6                  10329.2
                                                11289.1                  10487.5
                                                11414.1                  10511.7
                                                11333.5                    10420
                                                11168.2                  10302.8
                                                11051.3                  10221.3
                                                11063.4                  10279.7
                                                11462.5                  10648.7
                                                11426.2                  10630.2
                                                11535.1                  10644.2
                                                11607.7                  10652.8
                                                11611.7                  10669.5
                                                11599.6                  10618.7
                                                11502.8                  10533.6
                                                11603.6                  10581.2
                                                11361.7                  10366.3
                                                11357.7                  10331.4
                                                11385.9                    10379
                                                11756.8                  10615.7
                                                11708.5                  10622.6
                                                11914.1                  10815.3
                                                11942.3                  10798.8
                                                11805.2                  10703.9
                                                11825.4                    10735
                                                11821.3                  10804.2
                                                11958.4                  10874.5
                                                  11910                  10863.5
                                                11793.1                  10821.5
                                                11768.9                  10780.4
                                                11893.9                  10967.2
                                                11946.3                  11002.7
                                                11978.6                  10953.8
                                                12099.5                    11038
                                                11893.9                  10842.6
                                                11998.8                  10882.8
                                                11922.1                  10811.9
                                                12079.4                  10931.4
                                                12143.9                  10929.7
                                                  12156                  10975.3
                                                12333.4                  11093.6
                                                12377.7                  11107.7
                                                12244.7                  11118.1
                                                12180.2                  11014.9
                                                11966.5                  10838.9
                                                11990.7                  10869.3
                                                11885.8                  10725.8
                                                11962.5                  10799.3
                                                  12164                  10844.2
                                                12180.2                  10903.4
                                                12297.1                    10920
                                                12188.2                  10805.7
                                                12143.9                  10743.5
                                                12099.5                  10745.3
                                                12401.9                  10955.7
                                                12075.3                  10618.5
                                                12119.7                  10627.3
                                                  12027                  10601.4
                                                11809.2                  10424.5
                                                11829.4                  10459.5
                                                12067.3                  10617.1
                                                  12160                    10618
                                                12099.5                  10546.2
                                                12018.9                  10443.9
                                                12111.6                  10485.9
                                                  11898                  10291.5
                                                11914.1                  10292.1
                                                11736.7                  10263.3
                                                11817.3                  10323.8
                                                11446.4                  10023.7
                                                11466.5                  9986.71
                                                11414.1                   9999.4
                                                11426.2                  10039.7
                                                11002.9                  9857.51
                                                10954.5                  9868.45
                                                10982.7                  9785.87
                                                11156.1                  9956.85
                                                11039.2                  9731.11
                                                11176.2                  9799.13
                                                11135.9                  9691.23
                                                11087.5                  9603.72
                                                10962.6                  9499.19
                                                11228.7                  9738.52
                                                  11277                  9855.84
                                                11228.7                  9858.69
                                                11309.3                  9853.63
                                                11369.8                  9986.77
                                                11293.2                  10027.4
                                                10966.6                   9795.7
                                                11127.9                  9836.65
                                                10966.6                  9653.66
                                                11260.9                     9880
                                                11474.6                  10045.4
                                                11281.1                  9915.35
                                                11160.1                  9860.06
                                                10865.8                  9771.81
                                                11103.7                  10053.4
                                                11176.2                  10091.7
                                                11002.9                  9911.71
                                                11196.4                  10148.6
                                                11188.3                  10221.5
                                                11063.4                  10098.8
                                                11160.1                  10072.6
                                                11208.5                  10128.6
                                                11160.1                  10171.1
                                                11039.2                  10018.2
                                                10954.5                   9925.8
                                                11039.2                  9987.98
                                                11039.2                  10013.6
                                                  11144                  10128.2
                                                10910.2                  9929.49
                                                10938.4                  9966.19
                                                11067.4                  10047.5
                                                11232.7                  10198.2
                                                11115.8                  10058.8
8/31/08                                         11115.8                  10058.8
                                                10914.2                  10017.9
                                                10728.7                  10002.6
                                                10317.5                  9703.57
                                                10394.1                  9746.95
                                                10422.3                   9948.5
                                                9942.51                  9608.91
                                                10152.2                  9668.52
                                                  10382                  9805.12
                                                10474.7                  9826.06
                                                10027.2                  9362.97
                                                10200.5                  9526.96
                                                9668.34                  9078.13
                                                10067.5                  9474.58
                                                10406.2                  9855.93
                                                9990.89                  9479.54
                                                9801.39                   9331.5
                                                9753.01                  9313.14
                                                9829.62                  9496.22
                                                9744.95                  9528.42
                                                8853.91                  8691.33
                                                9325.64                  9162.46
                                                9124.05                  9122.23
                                                8482.98                  8756.17
                                                8414.44                  8638.09
                                                8031.42                  8305.48
                                                7491.15                   7828.9
                                                 7535.5                  7744.38
                                                7023.46                  7154.58
                                                6797.68                  7071.11
                                                7757.25                  7890.01
                                                7600.01                   7848.1
                                                6745.26                  7139.74
                                                7120.22                  7443.45
                                                7160.54                  7397.34
                                                7587.92                  7750.08
                                                7374.23                  7511.45
                                                6846.06                  7054.67
                                                6745.26                  7144.02
                                                6563.83                   6897.5
                                                6261.44                  6678.41
                                                6846.06                  7398.92
                                                7027.49                  7318.04
                                                7337.94                  7508.23
                                                7462.93                  7623.65
                                                7362.13                  7604.45
                                                7680.65                  7914.96
                                                7293.59                  7502.56
                                                6858.15                  7127.46
                                                7055.71                  7335.66
                                                7039.59                  7243.79
                                                6829.93                  7084.18
                                                6394.49                   6719.6
                                                6874.28                  7185.58
                                                 6547.7                  6887.19
                                                6394.49                   6709.7
                                                6386.43                  6777.03
                                                5930.83                  6363.27
                                                5410.72                  5936.42
                                                5789.72                  6313.23
                                                6152.58                  6721.99
                                                6225.16                  6767.05
                                                6539.64                  7008.81
                                                6499.32                  7076.61
                                                5894.55                  6445.15
                                                6080.01                  6703.06
                                                 6192.9                  6879.91
                                                5902.61                  6678.57
                                                6063.88                  6922.47
                                                6342.08                  7189.45
                                                6273.54                  7023.46
                                                6475.13                  7107.73
                                                6297.73                  6906.88
                                                6313.86                  6955.49
                                                6253.38                  6867.57
                                                6588.02                  7220.32
                                                 6648.5                  7151.42
                                                6438.84                  7000.35
                                                6483.19                  7021.04
                                                6301.76                   6893.2
                                                6261.44                  6827.55
                                                   6205                  6870.25
                                                6273.54                  6907.01
                                                6265.47                  6882.54
                                                6410.62                  7051.87
                                                6571.09                  7151.91
                                                6880.12                  7379.27
                                                6920.79                  7345.01
                                                6981.78                   7402.4
                                                   6811                  7184.41
                                                 6823.2                  7209.13
                                                6693.08                  7055.61
                                                6583.29                  6896.41
                                                6571.09                     6909
                                                6379.97                  6678.45
                                                 6424.7                  6687.56
                                                6489.76                  6738.16
                                                6213.26                  6382.35
                                                 6436.9                  6661.42
                                                6384.04                  6560.57
                                                6355.58                   6595.9
                                                6428.77                  6632.57
                                                 6485.7                  6705.01
                                                6640.21                  6930.88
                                                6477.56                  6701.81
                                                6359.64                   6549.1
                                                6359.64                  6545.67
                                                6432.83                  6649.39
                                                6408.44                   6604.5
                                                6538.56                  6713.04
                                                6656.48                  6896.37
                                                6664.61                  6906.87
                                                 6436.9                  6567.77
                                                6440.97                  6622.88
                                                6481.63                  6635.93
                                                 6449.1                  6570.38
                                                6229.52                   6272.2
                                                6209.19                  6267.47
                                                6152.26                  6196.21
                                                6127.86                  6126.81
                                                5916.42                  5914.38
                                                6107.53                  6151.63
                                                6066.87                  6087.55
                                                5957.08                  5992.79
                                                5932.68                  5851.77
                                                5672.44                  5579.03
                                                5635.85                  5543.32
                                                 5774.1                  5677.07
                                                5582.98                  5436.01
                                                5550.45                     5444
                                                 5448.8                  5390.04
                                                5721.24                  5733.59
                                                5741.57                  5749.55
                                                5953.01                  5984.81
                                                5969.28                  6031.31
                                                5948.95                  6010.23
                                                   6136                  6203.47
                                                6241.72                  6333.07
                                                6217.32                  6250.89
                                                 6099.4                  6127.49
                                                6416.57                  6562.38
                                                6323.05                  6428.59
                                                6367.77                  6490.53
                                                6599.55                  6641.95
                                                 6449.1                  6508.13
                                                6310.85                   6281.9
                                                6379.97                  6364.35
                                                6457.23                  6470.94
                                                6664.61                  6657.21
                                                6644.28                  6722.13
                                                6615.82                   6666.5
                                                6489.76                   6511.7
                                                6595.49                  6588.59
                                                6684.94                   6839.4
                                                6709.34                  6857.31
                                                6615.82                  6719.87
                                                6632.08                  6804.31
                                                6745.94                  6910.27
                                                6770.33                  6944.56
                                                6623.95                   6647.6
                                                6693.08                  6788.85
                                                6640.21                  6738.14
                                                6611.75                   6805.1
                                                6644.28                  6919.39
                                                6656.48                   6849.7
                                                6697.14                  6831.21
                                                6725.61                   6979.7
                                                6697.14                  6973.48
                                                6619.88                  7011.29
                                                6733.74                   7248.7
                                                6717.47                  7222.16
                                                6697.14                  7350.43
                                                6680.88                  7253.74
                                                   6750                  7428.35
                                                6733.74                  7271.16
                                                6729.67                  7264.38
                                                6619.88                  7072.02
                                                6644.28                  7146.08
                                                6595.49                   7065.8
                                                6729.67                  7281.19
                                                6713.41                  7269.85
                                                6684.94                  7233.11
                                                6607.68                  7114.02
                                                6611.75                  7103.51
                                                6770.33                  7290.36
                                                6652.41                  7153.41
                                                6656.48                  7264.93
                                                6725.61                  7363.53
                                                6847.59                  7553.94
                                                6928.92                  7568.91
                                                6916.72                  7466.44
                                                6876.06                  7553.64
                                                6863.86                  7535.06
                                                6843.53                  7529.01
                                                6855.73                  7555.81
                                                   6811                  7529.85
                                                6802.86                  7577.81
                                                6819.13                  7588.62
                                                6693.08                  7408.29
                                                6644.28                  7314.06
                                                6758.14                   7304.1
                                                6827.26                  7366.59
                                                6851.66                   7389.5
                                                6729.67                  7164.53
                                                6705.27                  7181.16
                                                6741.87                  7228.22
                                                6904.52                  7383.25
                                                6900.46                  7373.93
                                                6932.99                  7440.98
                                                6920.79                  7378.14
                                                6916.72                  7411.13
                                                   6750                  7195.33
                                                6790.67                  7213.96
                                                6689.01                  7072.01
                                                6693.08                  7064.41
                                                6713.41                  7089.53
                                                6680.88                  7060.98
                                                6794.73                  7237.81
                                                6827.26                  7276.24
                                                6949.25                  7492.09
                                                6993.98                  7557.15
                                                6985.85                  7554.19
                                                7050.91                  7640.59
                                                7067.17                  7668.41
                                                7103.77                  7665.74
                                                7233.89                  7844.34
                                                7254.22                  7868.22
                                                7254.22                  7891.63
                                                7266.42                  7871.12
                                                7278.62                  7836.19
                                                7311.15                  7930.41
                                                7298.95                   7936.2
                                                7388.41                  8057.99
                                                7380.27                  8082.48
                                                7331.48                  8061.69
                                                7290.82                  8017.45
                                                7388.41                   8125.3
                                                7368.08                  8098.37
                                                7319.28                   7998.2
                                                7372.14                   8093.3
                                                7400.61                  8149.55
                                                7335.55                  8080.09
                                                7221.69                  7885.74
                                                7270.49                  7967.14
                                                7327.41                  8022.86
                                                7400.61                  8111.14
                                                 7498.2                  8263.65
                                                7457.53                  8259.25
                                                7514.46                  8278.85
                                                7522.59                  8280.67
                                                7534.79                  8304.64
                                                7502.26                  8289.31
8/31/09                                         7469.73                  8222.73

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor's 500 Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in the S&P 500 Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

                                            Annual Report | August 31, 2009 | 31

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

CSD | Claymore/Beacon Spin-Off ETF(2)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   14                     2.05%
Between 1.5% and 2.0%                                3                     0.44%
Between 1.0% and 1.5%                                3                     0.44%
Between 0.5% and 1.0%                               11                     1.61%
Between -0.5% and 0.5%                             628                    92.22%
Between -0.5% and -1.0%                             10                     1.47%
Between -1.0% and -1.5%                              1                     0.15%
Between -1.5% and -2.0%                              4                     0.59%
Less than -2.0%                                      7                     1.03%
--------------------------------------------------------------------------------

EEB | Claymore/BNY Mellon BRIC ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    6                     0.81%
Between 1.5% and 2.0%                                5                     0.68%
Between 1.0% and 1.5%                                7                     0.94%
Between 0.5% and 1.0%                               11                     1.48%
Between -0.5% and 0.5%                             687                    92.71%
Between -0.5% and -1.0%                              7                     0.94%
Between -1.0% and -1.5%                              5                     0.68%
Between -1.5% and -2.0%                              5                     0.68%
Less than -2.0%                                      8                     1.08%
--------------------------------------------------------------------------------

XGC | Claymore/BNY Mellon International Small Cap LDRs ETF(3)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    8                     1.31%
Between 1.5% and 2.0%                                2                     0.33%
Between 1.0% and 1.5%                                6                     0.98%
Between 0.5% and 1.0%                               15                     2.46%
Between -0.5% and 0.5%                             548                    89.84%
Between -0.5% and -1.0%                             18                     2.95%
Between -1.0% and -1.5%                              2                     0.33%
Between -1.5% and -2.0%                              3                     0.49%
Less than -2.0%                                      8                     1.31%
--------------------------------------------------------------------------------

OTR | Claymore/Ocean Tomo Growth Index ETF(3)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    7                     1.15%
Between 1.5% and 2.0%                                1                     0.17%
Between 1.0% and 1.5%                                5                     0.82%
Between 0.5% and 1.0%                               10                     1.64%
Between -0.5% and 0.5%                             561                    91.97%
Between -0.5% and -1.0%                             13                     2.13%
Between -1.0% and -1.5%                              6                     0.98%
Between -1.5% and -2.0%                              1                     0.16%
Less than -2.0%                                      6                     0.98%
--------------------------------------------------------------------------------

32 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FUND SUMMARY & PERFORMANCE (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF(2)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    6                     0.88%
Between 1.5% and 2.0%                                1                     0.15%
Between 1.0% and 1.5%                                3                     0.44%
Between 0.5% and 1.0%                               12                     1.76%
Between -0.5% and 0.5%                             628                    92.22%
Between -0.5% and -1.0%                             17                     2.50%
Between -1.0% and -1.5%                              5                     0.73%
Between -1.5% and -2.0%                              3                     0.44%
Less than -2.0%                                      6                     0.88%
--------------------------------------------------------------------------------

RYJ | Claymore/Raymond James SB-1 Equity ETF(4)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   13                     5.20%
Between 1.5% and 2.0%                                2                     0.80%
Between 1.0% and 1.5%                                2                     0.80%
Between 0.5% and 1.0%                                8                     3.20%
Between -0.5% and 0.5%                             157                    62.80%
Between -0.5% and -1.0%                             48                    19.20%
Between -1.0% and -1.5%                             11                     4.40%
Between -1.5% and -2.0%                              3                     1.20%
Less than -2.0%                                      6                     2.40%
--------------------------------------------------------------------------------

DEF | Claymore/Sabrient Defensive Equity Index ETF(2)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   12                     1.76%
Between 1.5% and 2.0%                                2                     0.29%
Between 1.0% and 1.5%                                7                     1.03%
Between 0.5% and 1.0%                               14                     2.06%
Between -0.5% and 0.5%                             624                    91.63%
Between -0.5% and -1.0%                              7                     1.03%
Between -1.0% and -1.5%                              9                     1.32%
Between -1.5% and -2.0%                              0                     0.00%
Less than -2.0%                                      6                     0.88%
--------------------------------------------------------------------------------

NFO | Claymore/Sabrient Insider ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    6                     0.81%
Between 1.5% and 2.0%                                6                     0.81%
Between 1.0% and 1.5%                                3                     0.41%
Between 0.5% and 1.0%                               13                     1.76%
Between -0.5% and 0.5%                             685                    92.44%
Between -0.5% and -1.0%                             14                     1.89%
Between -1.0% and -1.5%                              3                     0.40%
Between -1.5% and -2.0%                              3                     0.40%
Less than -2.0%                                      8                     1.08%
--------------------------------------------------------------------------------

STH | Claymore/Sabrient Stealth ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   13                     1.75%
Between 1.5% and 2.0%                                4                     0.54%
Between 1.0% and 1.5%                                4                     0.54%
Between 0.5% and 1.0%                               12                     1.62%
Between -0.5% and 0.5%                             668                    90.15%
Between -0.5% and -1.0%                             23                     3.10%
Between -1.0% and -1.5%                              2                     0.27%
Between -1.5% and -2.0%                              5                     0.68%
Less than -2.0%                                     10                     1.35%
--------------------------------------------------------------------------------

CZA | Claymore/Zacks Mid-Cap Core ETF(3)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    6                     0.98%
Between 1.5% and 2.0%                                2                     0.33%
Between 1.0% and 1.5%                                1                     0.16%
Between 0.5% and 1.0%                               12                     1.97%
Between -0.5% and 0.5%                             557                    91.31%
Between -0.5% and -1.0%                             17                     2.79%
Between -1.0% and -1.5%                              3                     0.49%
Between -1.5% and -2.0%                              5                     0.82%
Less than -2.0%                                      7                     1.15%
--------------------------------------------------------------------------------

CVY | Claymore/Zacks Multi-Asset Income Index ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   21                     2.83%
Between 1.5% and 2.0%                                1                     0.14%
Between 1.0% and 1.5%                                7                     0.94%
Between 0.5% and 1.0%                               25                     3.37%
Between -0.5% and 0.5%                             666                    89.88%
Between -0.5% and -1.0%                             14                     1.89%
Between -1.0% and -1.5%                              2                     0.27%
Between -1.5% and -2.0%                              2                     0.27%
Less than -2.0%                                      3                     0.41%
--------------------------------------------------------------------------------

XRO | Claymore/Zacks Sector Rotation ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    5                     0.68%
Between 1.5% and 2.0%                                2                     0.27%
Between 1.0% and 1.5%                                3                     0.41%
Between 0.5% and 1.0%                                7                     0.94%
Between -0.5% and 0.5%                             695                    93.79%
Between -0.5% and -1.0%                             17                     2.29%
Between -1.0% and -1.5%                              2                     0.27%
Between -1.5% and -2.0%                              6                     0.81%
Less than -2.0%                                      4                     0.54%
--------------------------------------------------------------------------------

(1)   Commenced operations September 21, 2006.

(2)   Commenced operations December 15, 2006.

(3)   Commenced operations April 2, 2007.

(4)   Commenced trading on September 4, 2008.

                                            Annual Report | August 31, 2009 | 33

Claymore Exchange-Traded Fund Trust

Overview of FUND EXPENSES | AS OF AUGUST 31, 2009 (unaudited)

As a shareholder of Claymore/Beacon Spin-Off ETF; Claymore/BNY Mellon BRIC ETF; Claymore/BNY Mellon International Small Cap LDRs ETF; Claymore/Ocean Tomo Growth Index ETF; Claymore/Ocean Tomo Patent ETF; Claymore/Raymond James SB-1 Equity ETF; Claymore/Sabrient Defensive Equity Index ETF; Claymore/Sabrient Insider ETF; Claymore/Sabrient Stealth ETF; Claymore/Zacks Mid-Cap Core ETF; Claymore/Zacks Multi-Asset Income Index ETF; and Claymore/Zacks Sector Rotation ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2009.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     ANNUALIZED            EXPENSES
                                                      BEGINNING          ENDING   EXPENSE RATIO                PAID
                                                        ACCOUNT         ACCOUNT         FOR THE              DURING
                                                          VALUE           VALUE    PERIOD ENDED            PERIOD(1)
--------------------------------------------------------------------------------------------------------------------
                                                         3/1/09         8/31/09         8/31/09   3/01/09 - 8/31/09
--------------------------------------------------------------------------------------------------------------------
CLAYMORE/BEACON SPIN-OFF ETF(2)
   Actual                                         $    1,000.00   $    1,562.98            0.65%     $         4.20
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/BNY MELLON BRIC ETF(2)
   Actual                                              1,000.00        1,638.38            0.65%               4.32
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP
   LDRS ETF(2)
   Actual                                              1,000.00        1,561.86            0.61%               3.94
   Hypothetical (5% annual return before               1,000.00        1,022.13            0.61%               3.11
     expenses)
CLAYMORE/OCEAN TOMO GROWTH INDEX ETF(2)
   Actual                                              1,000.00        1,433.23            0.65%               3.99
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
 CLAYMORE/OCEAN TOMO PATENT ETF(2)
   Actual                                              1,000.00        1,387.70            0.65%               3.91
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF
   Actual                                              1,000.00        1,575.05            0.75%               4.87
   Hypothetical (5% annual return before               1,000.00        1,021.42            0.75%               3.82
     expenses)
CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX
   ETF(2)
   Actual                                              1,000.00        1,280.54            0.65%               3.74
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/SABRIENT INSIDER ETF(2)
   Actual                                              1,000.00        1,713.03            0.65%               4.44
   Hypothetical (5% annual return before
     expenses)                                         1,000.00        1,021.93            0.65%               3.31
--------------------------------------------------------------------------------------------------------------------

34 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                     ANNUALIZED            EXPENSES
                                                      BEGINNING          ENDING   EXPENSE RATIO                PAID
                                                        ACCOUNT         ACCOUNT         FOR THE              DURING
                                                          VALUE           VALUE    PERIOD ENDED            PERIOD(1)
--------------------------------------------------------------------------------------------------------------------
                                                         3/1/09         8/31/09         8/31/09   3/01/09 - 8/31/09
--------------------------------------------------------------------------------------------------------------------
CLAYMORE/SABRIENT STEALTH ETF(2)
   Actual                                         $    1,000.00   $    1,456.87            0.65%      $        4.03
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/ZACKS MID-CAP CORE ETF(2)
   Actual                                              1,000.00        1,445.69            0.65%               4.01
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX
   ETF(2)
   Actual                                              1,000.00        1,704.51            0.65%               4.43
   Hypothetical (5% annual return before               1,000.00        1,021.93            0.65%               3.31
     expenses)
CLAYMORE/ZACKS SECTOR ROTATION ETF(2)
   Actual                                              1,000.00        1,259.08            0.65%               3.70
   Hypothetical (5% annual return before
     expenses)                                         1,000.00        1,021.93            0.65%               3.31
--------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended August 31, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 184/365.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

                                            Annual Report | August 31, 2009 | 35

Claymore Exchange-Traded Fund Trust

Portfolio of INVESTMENTS | AUGUST 31, 2009

CSD | Claymore/Beacon Spin-Off ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCK - 97.3%
               CONSUMER DISCRETIONARY - 22.1%
       3,550   Ascent Media Corp. - Class A (a)                                 $         91,235
      10,643   Brink's Home Security Holdings, Inc. (a)                                  332,807
      15,034   Hillenbrand, Inc.                                                         300,981
      13,948   HSN, Inc. (a)                                                             145,059
      13,455   Interval Leisure Group, Inc. (a)                                          141,143
      11,106   Scripps Networks Interactive, Inc. - Class A                              360,612
      13,666   Ticketmaster Entertainment, Inc. (a)                                      133,380
      14,524   WABCO Holdings, Inc.                                                      276,973
-------------------------------------------------------------------------------------------------
                                                                                       1,782,190
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 13.0%
      14,115   Dr Pepper Snapple Group, Inc. (a)                                         373,201
       4,763   Lorillard, Inc.                                                           346,603
       7,272   Philip Morris International, Inc.                                         332,403
-------------------------------------------------------------------------------------------------
                                                                                       1,052,207
-------------------------------------------------------------------------------------------------

               ENERGY - 2.4%
      21,564   Patriot Coal Corp. (a)                                                    191,057
-------------------------------------------------------------------------------------------------

               FINANCIALS - 15.6%
      36,675   Discover Financial Services                                               504,281
       9,044   Forestar Group, Inc. (a)                                                  130,595
      28,128   MF Global Ltd. (Bermuda) (a)                                              201,115
      13,714   MSCI, Inc. - Class A (a)                                                  403,466
       2,496   Tree.com, Inc. (a)                                                         17,597
-------------------------------------------------------------------------------------------------
                                                                                       1,257,054
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 6.4%
       9,007   Covidien PLC (Ireland)                                                    356,407
       7,769   PharMerica Corp. (a)                                                      155,768
-------------------------------------------------------------------------------------------------
                                                                                         512,175
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.9%
       6,364   John Bean Technologies Corp.                                              106,215
       9,294   Quanex Building Products Corp.                                            125,190
-------------------------------------------------------------------------------------------------
                                                                                         231,405
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 29.8%
       9,242   EchoStar Corp. - Class A (a)                                              171,439
      10,897   Lender Processing Services, Inc.                                          373,549
      11,862   Metavante Technologies, Inc. (a)                                          373,772
       9,813   TeleCommunication Systems, Inc. - Class A (a)                              73,990
      13,231   Teradata Corp. (a)                                                        356,311
      22,345   Total System Services, Inc.                                               340,985
      15,975   Tyco Electronics Ltd. (Switzerland)                                       364,550
       9,763   VMware, Inc. - Class A (a)                                                345,903
-------------------------------------------------------------------------------------------------
                                                                                       2,400,499
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MATERIALS - 1.0%
       5,152   Zep, Inc.                                                        $         82,329
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 4.1%
      25,923   Telmex Internacional SAB de CV, ADR (Mexico)                              333,888
               TOTAL COMMON STOCK - 97.3%
               (Cost - $7,655,645)                                                     7,842,804
-------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 2.6%
               ENERGY - 1.6%
       8,535   Encore Energy Partners LP                                                 130,244
-------------------------------------------------------------------------------------------------

               UTILITIES - 1.0%
       5,451   Brookfield Infrastructure Partners LP (Bermuda)                            82,637
               TOTAL MASTER LIMITED PARTNERSHIPS - 2.6%
               (Cost - $213,094)                                                         212,881
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.9%
               (Cost - $7,868,739)                                                     8,055,685
               Other Assets in excess of Liabilities - 0.1%                               10,413
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      8,066,098
=================================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

36 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

EEB | Claymore/BNY Mellon BRIC ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 65.2%
               CONSUMER DISCRETIONARY - 2.1%
     104,634   Ctrip.com International Ltd., ADR (China) (a)                    $      5,120,788
     159,986   Focus Media Holding Ltd., ADR (China) (a)                               1,433,475
     104,058   Gafisa SA, ADR (Brazil)                                                 3,049,940
      38,901   Home Inns & Hotels Management, Inc., ADR (China) (a)                      936,347
     257,989   Melco Crown Entertainment Ltd., ADR (China) (a)                         1,581,473
      46,153   New Oriental Education & Technology Group, ADR (China) (a)              3,260,709
     118,921   VisionChina Media, Inc., ADR (China) (a)                                  670,714
-------------------------------------------------------------------------------------------------
                                                                                      16,053,446
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 1.6%
     206,091   BRF - Brasil Foods SA, ADR (Brazil) (a)                                 9,105,100
      49,482   Wimm-Bill-Dann Foods OJSC, ADR (Russia) (a)                             3,132,706
-------------------------------------------------------------------------------------------------
                                                                                      12,237,806
-------------------------------------------------------------------------------------------------

               ENERGY - 17.6%
     223,468   China Petroleum & Chemical Corp., ADR (China)                          18,760,139
     198,841   CNOOC Ltd., ADR (China)                                                25,978,577
     232,263   PetroChina Co. Ltd., ADR (China)                                       25,490,864
   1,457,142   Petroleo Brasileiro SA, ADR (Brazil)                                   57,761,109
     301,724   Yanzhou Coal Mining Co. Ltd., ADR (China)                               4,227,153
-------------------------------------------------------------------------------------------------
                                                                                     132,217,842
-------------------------------------------------------------------------------------------------

               FINANCIALS - 7.9%
     421,218   China Life Insurance Co. Ltd., ADR (China)                             26,688,372
     101,408   E-House China Holdings Ltd., ADR (China) (a)                            1,933,851
     142,118   HDFC Bank Ltd., ADR (India)                                            14,000,044
     561,893   ICICI Bank Ltd., ADR (India)                                           17,148,974
-------------------------------------------------------------------------------------------------
                                                                                      59,771,241
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 1.2%
      53,437   China Medical Technologies, Inc., ADR (China) (a)                         822,930
     182,273   Dr. Reddy's Laboratories Ltd., ADR (India)                              2,938,241
     117,866   Mindray Medical International Ltd., ADR (China)                         3,642,059
     119,635   WuXi PharmaTech Cayman, Inc., ADR (China) (a)                           1,404,515
-------------------------------------------------------------------------------------------------
                                                                                       8,807,745
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.4%
      62,082   China Southern Airlines Co. Ltd., ADR (China) (a)                         962,892
     181,318   Empresa Brasileira de Aeronautica SA, ADR (Brazil)                      3,851,194
      56,326   Guangshen Railway Co. Ltd., ADR (China)                                 1,238,609
     286,979   JA Solar Holdings Co. Ltd., ADR (China) (a)                             1,021,645
     202,011   Suntech Power Holdings Co. Ltd., ADR (China) (a)                        2,870,576
     399,568   Tata Motors Ltd., ADR (India)                                           4,630,993
      67,772   Trina Solar Ltd., ADR (China) (a)                                       1,810,190
     150,984   Yingli Green Energy Holding Co. Ltd., ADR (China) (a)                   1,629,118
-------------------------------------------------------------------------------------------------
                                                                                      18,015,217
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 7.0%
      19,870   Baidu, Inc., ADR (China) (a)                                     $      6,558,292
      14,902   Changyou.com Ltd., ADR (China) (a)                                        562,699
      78,507   China Digital TV Holding Co. Ltd., ADR (China)                            572,316
     184,073   Giant Interactive Group, Inc., ADR (China)                              1,389,751
     597,290   Infosys Technologies Ltd., ADR (India)                                 25,820,847
      64,904   LDK Solar Co. Ltd., ADR (China) (a)                                       584,136
      38,454   Longtop Financial Technologies Ltd., ADR (China) (a)                      949,814
      94,732   Netease.com, ADR (China) (a)                                            3,977,797
      30,517   Patni Computer Systems Ltd., ADR (India)                                  523,977
      53,339   Perfect World Co. Ltd., ADR (China) (a)                                 2,034,883
      71,784   Shanda Interactive Entertainment Ltd., ADR (China) (a)                  3,514,544
     400,576   Wipro Ltd., ADR (India)                                                 6,309,072
-------------------------------------------------------------------------------------------------
                                                                                      52,798,128
-------------------------------------------------------------------------------------------------

               MATERIALS - 9.3%
     228,489   Aluminum Corp. of China Ltd., ADR (China)                               6,068,668
     501,304   Cia Siderurgica Nacional SA, ADR (Brazil)                              13,079,021
     265,661   Mechel, ADR (Russia)                                                    3,243,721
      41,467   Sinopec Shanghai Petrochemical Co. Ltd., ADR (China) (a)                1,760,274
     562,796   Sterlite Industries India Ltd., ADR (India) (a)                         7,535,839
   1,691,566   Vale SA, ADR (Brazil)                                                  32,494,983
     384,949   Votorantim Celulose e Papel SA, ADR (Brazil) (a)                        6,086,037
-------------------------------------------------------------------------------------------------
                                                                                      70,268,543
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 14.3%
   1,081,152   China Mobile Ltd., ADR (China)                                         53,214,302
     189,034   China Telecom Corp. Ltd., ADR (China)                                   9,759,826
   1,587,157   China Unicom Hong Kong Ltd., ADR (China)                               22,220,198
     183,849   Hutchison Telecommunications International Ltd., ADR (China)              575,447
      39,747   Mahanagar Telephone Nigam, ADR (India)                                    153,423
     254,780   Mobile Telesystems OJSC, ADR (Russia)                                  11,052,356
      87,523   Rostelecom, ADR (Russia)                                                2,644,945
      50,157   Tata Communications Ltd., ADR (India)                                   1,022,701
     436,354   Vimpel-Communications, ADR (Russia) (a)                                 6,737,306
-------------------------------------------------------------------------------------------------
                                                                                     107,380,504
-------------------------------------------------------------------------------------------------

               UTILITIES - 1.8%
     330,873   Centrais Eletricas Brasileiras SA, ADR (Brazil)                         4,761,262
      84,774   Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)           3,102,728
      52,584   CPFL Energia SA, ADR (Brazil)                                           2,752,247
     111,626   Huaneng Power International, Inc., ADR (China)                          3,123,296
-------------------------------------------------------------------------------------------------
                                                                                      13,739,533
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 65.2%
               (Cost $629,717,788)                                                   491,290,005
-------------------------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 37

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 34.5%
               CONSUMER DISCRETIONARY - 0.5%
     326,751   NET Servicos de Comunicacao SA, Preference Shares, ADR (Brazil)  $      3,450,491
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.9%
      87,076   Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference          4,246,697
               Shares, ADR (Brazil)
     210,120   Cia de Bebidas das Americas, Preference Shares, ADR (Brazil)           15,668,648
     251,357   Sadia SA, Preference Shares, ADR (Brazil) (a)                           2,211,942
-------------------------------------------------------------------------------------------------
                                                                                      22,127,287
-------------------------------------------------------------------------------------------------

               ENERGY - 9.5%
   2,008,003   Petroleo Brasileiro SA, Preference Shares, ADR (Brazil)                66,665,699
     137,799   Ultrapar Participacoes SA, Preference Shares, ADR (Brazil)              4,996,592
-------------------------------------------------------------------------------------------------
                                                                                      71,662,291
-------------------------------------------------------------------------------------------------

               FINANCIALS - 9.5%
   1,867,164   Banco Bradesco SA, Preference Shares, ADR (Brazil)                     30,266,728
   2,442,902   Itau Unibanco Holding SA, Preference Shares, ADR (Brazil)              40,918,609
-------------------------------------------------------------------------------------------------
                                                                                      71,185,337
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4%
     121,815   Gol Linhas Aereas Inteligentes SA, Preference Shares, ADR               1,136,534
                  (Brazil)
     133,259   Tam SA, Preference Shares, ADR (Brazil) (a)                             1,709,713
-------------------------------------------------------------------------------------------------
                                                                                       2,846,247
-------------------------------------------------------------------------------------------------

               MATERIALS - 7.9%
      99,299   Aracruz Celulose SA, Preference Shares, ADR (Brazil) (a)                2,097,195
     153,187   Braskem SA, Preference Shares, ADR (Brazil) (a)                         1,709,567
     903,425   Gerdau SA, Preference Shares, ADR (Brazil)                             10,615,243
   2,634,504   Vale SA, Preference Shares, ADR (Brazil)                               45,339,814
-------------------------------------------------------------------------------------------------
                                                                                      59,761,819
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 2.1%
      48,042   Brasil Telecom Participacoes SA, Preference Shares, ADR (Brazil)        2,091,749
      75,219   Brasil Telecom SA, Preference Shares, ADR (Brazil)                      1,623,226
     357,625   Tele Norte Leste Participacoes SA, Preference Shares, ADR               5,700,542
               (Brazil)
      94,603   Tim Participacoes SA, Preference Shares, ADR (Brazil)                   2,011,260
     190,010   Vivo Participacoes SA, Preference Shares, ADR (Brazil)                  4,324,628
-------------------------------------------------------------------------------------------------
                                                                                      15,751,405
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               UTILITIES - 1.7%
     268,115   Centrais Eletricas Brasileiras SA, Preference Shares,
               ADR (Brazil)                                                     $      3,464,046
     490,592   Cia Energetica de Minas Gerais, Preference Shares, ADR (Brazil)         7,167,549
     162,966   Cia Paranaense de Energia, Preference Shares, ADR (Brazil)              2,511,306
-------------------------------------------------------------------------------------------------
                                                                                      13,142,901
-------------------------------------------------------------------------------------------------

               TOTAL PREFERRED STOCKS - 34.5%
               (Cost $308,227,960)                                                   259,927,778
-------------------------------------------------------------------------------------------------

               EXCHANGE TRADED FUNDS - 0.1%
      14,830   Vanguard Emerging Markets ETF
               (Cost $515,543)                                                           519,643
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.8%
               (Cost $938,461,291)                                                   751,737,426
               Other Assets in excess of Liabilities - 0.2%                            1,986,935
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $    753,724,361
=================================================================================================

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

OJSC - Open Joint Stock Company

SA - Corporation

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

38 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

XGC | Claymore/BNY Mellon International Small Cap LDRs ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 100.0%
               ARGENTINA - 2.5%
       1,279   Banco Macro SA, ADR (a)                                          $         28,790
       1,216   Cresud SACIF y A, ADR                                                      13,741
       2,536   Grupo Financiero Galicia SA, ADR (a)                                       10,220
       2,612   Petrobras Energia Participaciones SA, ADR (a)                              17,318
       2,353   Telecom Argentina SA, ADR (a)                                              34,895
-------------------------------------------------------------------------------------------------
                                                                                         104,964
-------------------------------------------------------------------------------------------------

               AUSTRALIA - 4.2%
      18,046   Alumina Ltd., ADR                                                          98,712
       3,864   Sims Metal Management Ltd., ADR                                            75,387
-------------------------------------------------------------------------------------------------
                                                                                         174,099
-------------------------------------------------------------------------------------------------

               BRAZIL - 26.4%
       1,427   Aracruz Celulose SA, ADR                                                   30,138
         902   Brasil Telecom Participacoes SA, ADR                                       39,273
       1,276   Brasil Telecom SA, ADR                                                     27,536
       2,212   Braskem SA, ADR                                                            24,686
       3,810   BRF - Brasil Foods SA, ADR (a)                                            168,326
       5,648   Centrais Eletricas Brasileiras SA, ADR                                     72,972
       1,701   Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR                    82,958
       1,555   Cia de Saneamento Basico do Estado de Sao Paulo, ADR                       56,913
       2,949   Cia Paranaense de Energia, ADR                                             45,444
       1,040   CPFL Energia SA, ADR                                                       54,434
       3,656   Empresa Brasileira de Aeronautica SA, ADR                                  77,653
       1,546   Gafisa SA, ADR                                                             45,313
       1,718   Gol Linhas Aereas Inteligentes SA, ADR                                     16,029
       5,889   NET Servicos de Comunicacao SA, ADR                                        62,188
       4,076   Sadia SA, ADR (a)                                                          35,869
       2,248   Tam SA, ADR                                                                28,842
       1,725   Tim Participacoes SA, ADR                                                  36,673
       2,533   Ultrapar Participacoes SA, ADR                                             91,847
       5,979   Votorantim Celulose e Papel SA, ADR (a)                                    94,534
-------------------------------------------------------------------------------------------------
                                                                                       1,091,628
-------------------------------------------------------------------------------------------------

               CAYMAN ISLANDS - 17.3%
         260   Changyou.com Ltd., ADR (a)                                                  9,818
       1,364   China Digital TV Holding Co. Ltd., ADR (a)                                  9,944
         702   China Medical Technologies, Inc., ADR (a)                                  10,811
       1,973   Ctrip.com International Ltd., ADR (a)                                      96,559
       1,348   E-House China Holdings Ltd., ADR (a)                                       25,706
       2,750   Focus Media Holding Ltd., ADR (a)                                          24,640
       3,098   Giant Interactive Group, Inc., ADR                                         23,390
       3,640   Himax Technologies, Inc., ADR                                              12,704
         676   Home Inns & Hotels Management, Inc., ADR (a)                               16,271
       2,840   Hutchison Telecommunications International Ltd., ADR                        8,889

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
       3,772   JA Solar Holdings Co. Ltd., ADR (a)                              $         13,428
       1,128   LDK Solar Co. Ltd., ADR (a)                                                10,152
         510   Longtop Financial Technologies Ltd., ADR (a)                               12,597
       3,429   Melco Crown Entertainment Ltd., ADR (a)                                    21,020
       2,220   Mindray Medical International Ltd., ADR                                    68,598
       1,790   Netease.com, ADR (a)                                                       75,162
         855   New Oriental Education & Technology Group, ADR (a)                         60,406
         728   Perfect World Co. Ltd., ADR (a)                                            27,773
       1,161   Shanda Interactive Entertainment Ltd., ADR (a)                             56,843
       3,594   Suntech Power Holdings Co. Ltd., ADR (a)                                   51,071
         913   Trina Solar Ltd., ADR (a)                                                  24,386
       1,322   VisionChina Media, Inc., ADR (a)                                            7,456
       1,802   WuXi PharmaTech Cayman, Inc., ADR (a)                                      21,155
       2,556   Yingli Green Energy Holding Co. Ltd., ADR (a)                              27,579
-------------------------------------------------------------------------------------------------
                                                                                         716,358
-------------------------------------------------------------------------------------------------

               CHILE- 5.2%
         478   Banco de Chile, ADR                                                        20,458
       1,181   Banco Santander Chile, ADR                                                 60,432
         631   Cia Cervecerias Unidas SA, ADR                                             20,533
         554   CorpBanca SA, ADR                                                          15,997
         681   Embotelladora Andina SA, ADR - Class A                                      9,888
         872   Embotelladora Andina SA, ADR - Class B                                     14,946
       3,911   Lan Airlines SA, ADR                                                       46,345
         609   Vina Concha y Toro SA, ADR                                                 24,823
-------------------------------------------------------------------------------------------------
                                                                                         213,422
-------------------------------------------------------------------------------------------------

               CHINA - 3.5%
       1,042   China Southern Airlines Co. Ltd., ADR (a)                                  16,161
         834   Guangshen Railway Co. Ltd., ADR                                            18,340
         679   Sinopec Shanghai Petrochemical Co. Ltd., ADR (a)                           28,824
       5,761   Yanzhou Coal Mining Co. Ltd., ADR                                          80,712
-------------------------------------------------------------------------------------------------
                                                                                         144,037
-------------------------------------------------------------------------------------------------

               COLOMBIA - 1.8%
       2,041   BanColombia SA, ADR                                                        72,537
-------------------------------------------------------------------------------------------------

               DENMARK - 0.2%
       1,030   Torm A/S, ADR                                                               9,785
-------------------------------------------------------------------------------------------------

               GERMANY - 1.2%
       2,441   Aixtron AG, ADR                                                            47,966
-------------------------------------------------------------------------------------------------

               FRANCE - 2.3%
       4,430   Cie Generale de Geophysique-Veritas, ADR (a)                               95,112
-------------------------------------------------------------------------------------------------

               HUNGARY - 1.2%
       2,502   Magyar Telekom Telecommunications PLC, ADR                                 50,140
-------------------------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 39

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INDIA - 4.4%
       3,304   Dr Reddys Laboratories Ltd., ADR                                 $         53,260
       2,614   Mahanagar Telephone Nigam, ADR                                             10,090
       1,048   Patni Computer Systems Ltd., ADR                                           17,994
         746   Tata Communications Ltd., ADR                                              15,211
       7,527   Tata Motors Ltd., ADR                                                      87,238
-------------------------------------------------------------------------------------------------
                                                                                         183,793
-------------------------------------------------------------------------------------------------

               INDONESIA - 0.4%
         656   Indosat Tbk PT, ADR                                                        16,984
-------------------------------------------------------------------------------------------------

               IRELAND - 1.4%
       1,580   ICON PLC, ADR (a)                                                          34,160
       2,843   SkillSoft PLC, ADR ((a)                                                    24,336
-------------------------------------------------------------------------------------------------
                                                                                          58,496
-------------------------------------------------------------------------------------------------

               ISRAEL - 2.3%
       1,786   Nice Systems Ltd., ADR (a)                                                 50,044
       2,314   Partner Communications Co. Ltd., ADR                                       44,452
-------------------------------------------------------------------------------------------------
                                                                                          94,496
-------------------------------------------------------------------------------------------------

               JAPAN - 2.6%
       2,823   Konami Corp., ADR                                                          55,557
         843   Wacoal Holdings Corp., ADR                                                 52,628
-------------------------------------------------------------------------------------------------
                                                                                         108,185
-------------------------------------------------------------------------------------------------

               LUXEMBOURG - 1.9%
       5,371   Acergy SA, ADR                                                             54,247
         889   Ternium SA, ADR                                                            22,349
-------------------------------------------------------------------------------------------------
                                                                                          76,596
-------------------------------------------------------------------------------------------------

               MEXICO - 4.0%
         797   Coca-Cola Femsa SAB de CV, ADR                                             35,530
         981   Desarrolladora Homex SAB de CV, ADR (a)                                    34,865
       4,345   Empresas ICA SAB de CV, ADR (a)                                            36,976
       1,403   Grupo Aeroportuario del Pacifico SAB de CV, ADR                            36,716
         524   Grupo Aeroportuario del Sureste SAB de CV, ADR                             21,536
-------------------------------------------------------------------------------------------------
                                                                                         165,623
-------------------------------------------------------------------------------------------------

               NETHERLANDS - 2.9%
         772   CNH Global NV                                                              13,163
       1,612   Crucell NV, ADR (a)                                                        35,399
       2,547   James Hardie Industries NV, ADR (a)                                        72,106
-------------------------------------------------------------------------------------------------
                                                                                         120,668
-------------------------------------------------------------------------------------------------

               RUSSIA - 2.5%
       4,163   Mechel, ADR                                                                50,830
         836   Wimm-Bill-Dann Foods OJSC, ADR (a)                                         52,927
-------------------------------------------------------------------------------------------------
                                                                                         103,757
-------------------------------------------------------------------------------------------------

               SINGAPORE - 0.4%
       1,088   Chartered Semiconductor Manufacturing Ltd., ADR (a)                        18,224
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               SOUTH AFRICA - 1.5%
       1,112   DRDGOLD Ltd., ADR                                                $          7,806
      13,587   Sappi Ltd., ADR                                                            53,669
-------------------------------------------------------------------------------------------------
                                                                                          61,475
-------------------------------------------------------------------------------------------------

               SOUTH KOREA - 1.7%
       2,133   Woori Finance Holdings Co. Ltd., ADR                                       71,498
-------------------------------------------------------------------------------------------------

               SWITZERLAND- 2.2%
       4,986   Logitech International SA (a)                                              91,144
-------------------------------------------------------------------------------------------------

               UNITED KINGDOM - 6.0%
      12,344   ARM Holdings PLC, ADR                                                      78,384
       7,560   Intercontinental Hotels Group PLC, ADR                                     93,290
       6,502   Tomkins PLC, ADR                                                           74,513
-------------------------------------------------------------------------------------------------
                                                                                         246,187
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 100.0%
               (Cost $4,029,934)                                                       4,137,174
               Liabilities in excess of Other Assets - (0.0%)                            (1,932)
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      4,135,242
=================================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

A/S - Stock Company

NV - Publicly Traded Company

OJSC - Open Joint Stock Company

PLC - Public Limited Company

PT - Limited Liability Company

SA - Corporation

SAB de CV - Variable Capital Company

(a) - non-income producing security

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

40 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

OTR | Claymore/Ocean Tomo Growth Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 99.6%
               CONSUMER DISCRETIONARY - 7.9%
         927   Amazon.com, Inc. (a)                                             $         75,263
         119   Bally Technologies, Inc. (a)                                                4,811
       2,271   DIRECTV Group, Inc. (The) (a)                                              56,230
         645   International Game Technology                                              13,493
          84   priceline.com, Inc. (a)                                                    12,934
         202   Scientific Games Corp. - Class A (a)                                        3,115
-------------------------------------------------------------------------------------------------
                                                                                         165,846
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 4.0%
         924   Avon Products, Inc.                                                        29,448
         898   Kimberly-Clark Corp.                                                       54,293
-------------------------------------------------------------------------------------------------
                                                                                          83,741
-------------------------------------------------------------------------------------------------

               ENERGY - 2.5%
         668   Baker Hughes, Inc.                                                         23,013
         473   Cameron International Corp. (a)                                            16,891
         475   Smith International, Inc.                                                  13,096
-------------------------------------------------------------------------------------------------
                                                                                          53,000
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 25.2%
         206   Alkermes, Inc. (a)                                                          1,864
         298   Amylin Pharmaceuticals, Inc. (a)                                            3,755
       1,357   Baxter International, Inc.                                                 77,240
         991   Celgene Corp. (a)                                                          51,700
         202   Dendreon Corp. (a)                                                          4,721
         228   Exelixis, Inc. (a)                                                          1,297
       1,989   Gilead Sciences, Inc. (a)                                                  89,624
       5,641   GlaxoSmithKline PLC, ADR (United Kingdom)                                 220,563
         208   Isis Pharmaceuticals, Inc. (a)                                              3,357
         157   Kinetic Concepts, Inc. (a)                                                  5,016
         198   Myriad Genetics, Inc. (a)                                                   6,053
         259   PDL BioPharma, Inc.                                                         2,344
         236   Sepracor, Inc. (a)                                                          4,283
         123   Sequenom, Inc. (a)                                                            786
         892   Stryker Corp.                                                              36,982
         348   Vertex Pharmaceuticals, Inc. (a)                                           13,019
         215   Waters Corp. (a)                                                           10,810
-------------------------------------------------------------------------------------------------
                                                                                         533,414
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 5.2%
       1,585   Boeing Co.                                                                 78,727
         109   Energy Conversion Devices, Inc. (a)                                         1,220
         290   Foster Wheeler AG (Switzerland) (a)                                         8,396
         494   McDermott International, Inc. (Panama) (a)                                 11,737
         451   Pitney Bowes, Inc.                                                         10,080
-------------------------------------------------------------------------------------------------
                                                                                         110,160
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 48.2%
       2,851   Activision Blizzard, Inc. (a)                                    $         33,100
       1,148   Adobe Systems, Inc. (a)                                                    36,070
         653   Altera Corp.                                                               12,544
         384   Amphenol Corp. - Class A                                                   13,425
       1,921   Apple, Inc. (a)                                                           323,131
         187   Ariba, Inc. (a)                                                             2,143
         488   Autodesk, Inc. (a)                                                         11,434
       4,235   Dell, Inc. (a)                                                             67,040
         905   Finisar Corp. (a)                                                             796
         490   MEMC Electronic Materials, Inc. (a)                                         7,816
      13,024   Microsoft Corp.                                                           321,042
         498   National Semiconductor Corp.                                                7,555
         228   Rambus, Inc. (a)                                                            4,355
       1,223   Research In Motion Ltd. (Canada) (a)                                       89,352
         263   Salesforce.com, Inc. (a)                                                   13,642
         222   TiVo, Inc. (a)                                                              2,178
         689   Unisys Corp. (a)                                                            1,681
         158   Varian Semiconductor Equipment Associates, Inc. (a)                         4,830
         419   VeriSign, Inc. (a)                                                          8,879
         842   Vmware, Inc. - Class A (a)                                                 29,832
       1,583   Western Union Co. (The)                                                    28,557
-------------------------------------------------------------------------------------------------
                                                                                       1,019,402
-------------------------------------------------------------------------------------------------

               MATERIALS - 5.8%
         537   Ecolab, Inc.                                                               22,710
       1,185   Monsanto Co.                                                               99,398
-------------------------------------------------------------------------------------------------
                                                                                         122,108
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 0.8%
       3,484   Level 3 Communications, Inc. (a)                                            4,181
       3,698   Qwest Communications International, Inc.                                   13,276
-------------------------------------------------------------------------------------------------
                                                                                          17,457
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 99.6%
               (Cost $2,124,651)                                                       2,105,128
-------------------------------------------------------------------------------------------------

               EXCHANGE-TRADED FUNDS - 0.2%
         100   iShares S&P 500 Growth Index Fund
               (Cost $4,927)                                                               5,208
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.8%
               (Cost - $2,129,578)                                                     2,110,336
               Other Assets in excess of Liabilities - 0.2%                                3,586
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      2,113,922
=================================================================================================

AG - Corporation

ADR - American Depositary Receipt

PLC - Public Limited Company

(a) Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 41

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

OTP | Claymore/Ocean Tomo Patent ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 99.7%
               CONSUMER DISCRETIONARY - 4.3%
         475   Amazon.com, Inc. (a)                                             $         38,565
          79   ArvinMeritor, Inc.                                                            577
          59   Bally Technologies, Inc. (a)                                                2,385
         213   Blockbuster, Inc. - Class A (a)                                               204
          95   Brunswick Corp.                                                               883
       3,185   Comcast Corp. - Class A                                                    48,794
       1,117   DIRECTV Group, Inc. (a)                                                    27,657
         304   Discovery Communications, Inc. - Class A (a)                                7,880
         295   Eastman Kodak Co.                                                           1,569
         240   Gannett Co., Inc.                                                           2,074
         225   Garmin, Ltd. (Cayman Islands)                                               7,396
         147   Gentex Corp.                                                                2,145
         260   Goodyear Tire & Rubber Co. (a)                                              4,287
         330   International Game Technology                                               6,904
         650   Johnson Controls, Inc.                                                     16,101
         175   Leggett & Platt, Inc.                                                       3,194
       2,890   News Corp. - Class A                                                       30,981
          82   OfficeMax, Inc.                                                               927
          46   priceline.com, Inc. (a)                                                     7,083
          94   Scientific Games Corp. - Class A (a)                                        1,449
         390   Time Warner Cable, Inc.                                                    14,399
       1,323   Time Warner, Inc.                                                          36,925
          82   Whirlpool Corp.                                                             5,265
-------------------------------------------------------------------------------------------------
                                                                                         267,644
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 5.4%
         710   Archer-Daniels-Midland Co.                                                 20,469
         479   Avon Products, Inc.                                                        15,266
         495   ConAgra Foods, Inc.                                                        10,162
         364   General Mills, Inc.                                                        21,742
         458   Kimberly-Clark Corp.                                                       27,691
       1,625   Kraft Foods, Inc. - Class A                                                46,069
       3,221   Procter & Gamble Co.                                                      174,288
         319   Reynolds American, Inc.                                                    14,582
         153   Smithfield Foods, Inc. (a)                                                  1,877
         418   Tyson Foods, Inc. - Class A                                                 5,012
-------------------------------------------------------------------------------------------------
                                                                                         337,158
-------------------------------------------------------------------------------------------------

               ENERGY - 12.2%
         552   Anadarko Petroleum Corp.                                                   29,184
         342   Baker Hughes, Inc.                                                         11,782
         328   BJ Services Co.                                                             5,268
         261   Cameron International Corp. (a)                                             9,320
       1,637   ConocoPhillips                                                             73,714

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
       5,392   Exxon Mobil Corp.                                                $        372,857
         782   Marathon Oil Corp.                                                         24,140
         462   National Oilwell Varco, Inc. (a)                                           16,794
       3,451   Royal Dutch Shell PLC, ADR (United Kingdom)                               191,427
         236   Smith International, Inc.                                                   6,507
         126   Sunoco, Inc.                                                                3,389
         120   USEC, Inc. (a)                                                                546
         772   Weatherford International, Ltd. (Switzerland) (a)                          15,401
-------------------------------------------------------------------------------------------------
                                                                                         760,329
-------------------------------------------------------------------------------------------------

               FINANCIALS - 5.0%
         496   Capital One Financial Corp.                                                18,496
      12,537   Citigroup, Inc.                                                            62,685
       5,780   Fannie Mae (a)                                                             11,155
         100   First American Corp.                                                        3,152
         467   Genworth Financial, Inc. - Class A                                          4,932
       4,336   JPMorgan Chase & Co.                                                      188,443
         327   Lincoln National Corp.                                                      8,253
         216   NASDAQ OMX Group, Inc. (a)                                                  4,741
         287   NYSE Euronext                                                               8,134
-------------------------------------------------------------------------------------------------
                                                                                         309,991
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 25.9%
       1,709   Abbott Laboratories                                                        77,298
          72   Affymetrix, Inc. (a)                                                          556
         102   Alkermes, Inc. (a)                                                            923
         340   Allergan, Inc.                                                             19,013
       1,119   Amgen, Inc. (a)                                                            66,849
         160   Amylin Pharmaceuticals, Inc. (a)                                            2,016
       1,601   AstraZeneca PLC, ADR (United Kingdom)                                      74,655
         669   Baxter International, Inc.                                                 38,079
         266   Becton Dickinson & Co.                                                     18,519
         319   Biogen Idec, Inc. (a)                                                      16,017
       1,665   Boston Scientific Corp. (a)                                                19,564
       2,190   Bristol-Myers Squibb Co.                                                   48,465
         393   Cardinal Health, Inc.                                                      13,590
         508   Celgene Corp. (a)                                                          26,502
          82   Cephalon, Inc. (a)                                                          4,668
         557   Covidien PLC (Ireland)                                                     22,040
         128   Dendreon Corp. (a)                                                          2,991
         161   Dentsply International, Inc.                                                5,427
       1,270   Eli Lilly & Co.                                                            42,494
         114   Exelixis, Inc. (a)                                                            649
         300   Genzyme Corp. (a)                                                          16,713
       1,007   Gilead Sciences, Inc. (a)                                                  45,375
       2,868   GlaxoSmithKline PLC, ADR (United Kingdom)                                 112,139

See notes to financial statements.

42 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
         109   HLTH Corp. (a)                                                   $          1,582
         277   Hologic, Inc. (a)                                                           4,557
          85   Inverness Medical Innovations, Inc. (a)                                     3,026
         103   Isis Pharmaceuticals, Inc. (a)                                              1,662
       3,045   Johnson & Johnson                                                         184,040
          78   Kinetic Concepts, Inc. (a)                                                  2,492
         273   King Pharmaceuticals, Inc. (a)                                              2,834
         192   Life Technologies Corp. (a)                                                 8,550
         299   McKesson Corp.                                                             17,001
         142   Medarex, Inc. (a)                                                           2,272
       1,238   Medtronic, Inc.                                                            47,415
         329   Mylan, Inc. (a)                                                             4,826
         102   Myriad Genetics, Inc. (a)                                                   3,118
         100   Nektar Therapeutics (a)                                                       829
       2,923   Novartis AG, ADR (Switzerland)                                            135,832
         129   PDL BioPharma, Inc.                                                         1,167
       7,458   Pfizer, Inc.                                                              124,549
       2,909   Sanofi-Aventis SA, ADR (France)                                            99,110
       1,805   Schering-Plough Corp.                                                      50,865
         119   Sepracor, Inc. (a)                                                          2,160
          61   Sequenom, Inc. (a)                                                            390
         383   St. Jude Medical, Inc. (a)                                                 14,761
         442   Stryker Corp.                                                              18,325
       1,011   Teva Pharmaceutical Industries Ltd., ADR (Israel)                          52,067
         460   Thermo Fisher Scientific, Inc. (a)                                         20,797
       1,321   UnitedHealth Group, Inc.                                                   36,988
         191   Vertex Pharmaceuticals, Inc. (a)                                            7,145
         107   Waters Corp. (a)                                                            5,380
       1,472   Wyeth                                                                      70,435
         246   Zimmer Holdings, Inc. (a)                                                  11,648
-------------------------------------------------------------------------------------------------
                                                                                       1,610,365
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 11.1%
         767   3M Co.                                                                     55,301
         802   Boeing Co.                                                                 39,835
         188   Cooper Industries Ltd. - Class A (Bermuda)                                  6,063
         431   CSX Corp.                                                                  18,318
         219   Cummins, Inc.                                                               9,925
         352   Danaher Corp.                                                              21,370
         183   Eaton Corp.                                                                 9,873
         836   Emerson Electric Co.                                                       30,823
          54   Energy Conversion Devices, Inc. (a)                                           604
         178   Evergreen Solar, Inc. (a)                                                     301
         344   FedEx Corp.                                                                23,636

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
         140   Foster Wheeler AG (Switzerland) (a)                              $          4,053
      11,701   General Electric Co.                                                      162,644
         135   Goodrich Corp.                                                              7,447
         831   Honeywell International, Inc.                                              30,548
         559   Illinois Tool Works, Inc.                                                  23,377
         353   Ingersoll-Rand PLC (Ireland)                                               10,904
         199   ITT Corp.                                                                   9,966
         430   Lockheed Martin Corp.                                                      32,241
         249   McDermott International, Inc. (Panama) (a)                                  5,916
         358   Northrop Grumman Corp.                                                     17,474
         397   PACCAR, Inc.                                                               14,360
         176   Parker Hannifin Corp.                                                       8,564
         225   Pitney Bowes, Inc.                                                          5,029
         155   Precision Castparts Corp.                                                  14,148
         436   Raytheon Co.                                                               20,570
         157   Rockwell Automation, Inc.                                                   6,570
         172   Rockwell Collins, Inc.                                                      7,919
         227   RR Donnelley & Sons Co.                                                     4,050
          90   Shaw Group, Inc. (a)                                                        2,640
         291   Textron, Inc.                                                               4,470
         517   Tyco International, Ltd. (Bermuda)                                         16,384
         139   UAL Corp. (a)                                                                 866
       1,042   United Technologies Corp.                                                  61,853
          91   URS Corp. (a)                                                               3,934
          62   YRC Worldwide, Inc. (a)                                                       138
-------------------------------------------------------------------------------------------------
                                                                                         692,114
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 29.3%
         438   3Com Corp. (a)                                                              1,905
       1,449   Activision Blizzard, Inc. (a)                                              16,823
         120   ADC Telecommunications, Inc. (a)                                            1,021
         580   Adobe Systems, Inc. (a)                                                    18,224
         729   Advanced Micro Devices, Inc. (a)                                            3,178
         384   Agilent Technologies, Inc. (a)                                              9,861
         191   Akamai Technologies, Inc. (a)                                               3,369
       2,563   Alcatel-Lucent, ADR (France) (a)                                            9,611
         325   Altera Corp.                                                                6,243
         185   Amkor Technology, Inc. (a)                                                  1,025
         191   Amphenol Corp. - Class A                                                    6,677
         318   Analog Devices, Inc.                                                        8,983
         990   Apple, Inc. (a)                                                           166,528
       1,470   Applied Materials, Inc.                                                    19,375
          70   Applied Micro Circuits Corp. (a)                                              556
          93   Ariba, Inc. (a)                                                             1,066
         518   Atmel Corp. (a)                                                             2,139

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 43

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
         969   AU Optronics Corp., ADR (Taiwan)                                 $          9,557
         250   Autodesk, Inc. (a)                                                          5,857
         558   Broadcom Corp. - Class A (a)                                               15,875
         440   Brocade Communications Systems, Inc. (a)                                    3,181
         567   CA, Inc.                                                                   12,638
         292   Cadence Design Systems, Inc. (a)                                            1,831
          87   Ciena Corp. (a)                                                             1,166
          70   Cirrus Logic, Inc. (a)                                                        347
       6,373   Cisco Systems, Inc. (a)                                                   137,657
         197   Citrix Systems, Inc. (a)                                                    7,029
         272   Compuware Corp. (a)                                                         1,961
       1,719   Corning, Inc.                                                              25,923
          97   Cree, Inc. (a)                                                              3,573
         158   Cypress Semiconductor Corp. (a)                                             1,599
       2,157   Dell, Inc. (a)                                                             34,145
       2,232   EMC Corp. (a)                                                              35,489
          84   Emcore Corp. (a)                                                               89
          88   Emulex Corp. (a)                                                              853
          85   F5 Networks, Inc. (a)                                                       2,932
         127   Fairchild Semiconductor International, Inc. (a)                             1,278
         510   Finisar Corp. (a)                                                             449
         904   Flextronics International Ltd. (Singapore) (a)                              5,361
         102   Harmonic, Inc. (a)                                                            673
         147   Harris Corp.                                                                5,105
       2,637   Hewlett-Packard Co.                                                       118,375
         167   IAC/InterActive Corp. (a)                                                   3,093
         205   Integrated Device Technology, Inc. (a)                                      1,400
       6,171   Intel Corp.                                                               125,395
       1,449   International Business Machines Corp.                                     171,054
         357   Intuit, Inc. (a)                                                            9,914
         226   JDS Uniphase Corp. (a)                                                      1,553
         577   Juniper Networks, Inc. (a)                                                 13,311
         185   KLA-Tencor Corp.                                                            5,772
         137   Lam Research Corp. (a)                                                      4,206
         125   Lattice Semiconductor Corp. (a)                                               308
         176   Lawson Software, Inc. (a)                                                   1,084
          85   Lexmark International, Inc. - Class A (a)                                   1,601
         717   LSI Corp. (a)                                                               3,736
         684   Marvell Technology Group, Ltd. (Bermuda) (a)                               10,431
         170   McAfee, Inc. (a)                                                            6,763
         245   MEMC Electronic Materials, Inc. (a)                                         3,908
         100   Mentor Graphics Corp. (a)                                                     883
         199   Microchip Technology, Inc.                                                  5,283

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
         936   Micron Technology, Inc. (a)                                      $          6,898
       9,841   Microsoft Corp.                                                           242,581
       2,517   Motorola, Inc.                                                             18,072
         257   National Semiconductor Corp.                                                3,899
         177   NCR Corp. (a)                                                               2,359
         371   NetApp, Inc. (a)                                                            8,440
       4,174   Nokia OYJ, ADR (Finland)                                                   58,478
         357   Novell, Inc. (a)                                                            1,553
         104   Novellus Systems, Inc. (a)                                                  1,993
         291   Nuance Communications, Inc. (a)                                             3,588
         604   Nvidia Corp. (a)                                                            8,770
         464   ON Semiconductor Corp. (a)                                                  3,744
         242   PMC - Sierra, Inc. (a)                                                      2,197
          95   Polycom, Inc. (a)                                                           2,241
         142   Powerwave Technologies, Inc. (a)                                              176
         142   QLogic Corp. (a)                                                            2,245
       1,837   Qualcomm, Inc.                                                             85,274
         106   Rambus, Inc. (a)                                                            2,025
         154   RealNetworks, Inc. (a)                                                        545
         626   Research In Motion Ltd. (Canada) (a)                                       45,736
         303   RF Micro Devices, Inc. (a)                                                  1,424
         447   SAIC, Inc. (a)                                                              8,265
         136   Salesforce.com, Inc. (a)                                                    7,054
         247   SanDisk Corp. (a)                                                           4,372
          96   Sanmina-SCI Corp. (a)                                                         604
         543   Seagate Technology (Cayman Islands)                                         7,521
          80   Silicon Image, Inc. (a)                                                       243
         181   Skyworks Solutions, Inc. (a)                                                2,109
         808   Sun Microsystems, Inc. (a)                                                  7,498
          92   Sybase, Inc. (a)                                                            3,206
         914   Symantec Corp. (a)                                                         13,820
         150   Synopsys, Inc. (a)                                                          3,184
       3,617   Telefonaktiebolaget LM Ericsson, ADR (Sweden)                              34,651
         464   Tellabs, Inc. (a)                                                           2,942
         182   Teradyne, Inc. (a)                                                          1,501
          52   Tessera Technologies, Inc. (a)                                              1,307
       1,322   Texas Instruments, Inc.                                                    32,508
         194   TIBCO Software, Inc. (a)                                                    1,721
         110   TiVo, Inc. (a)                                                              1,079
         130   Trimble Navigation Ltd. (a)                                                 3,310
         501   Tyco Electronics Ltd. (Bermuda)                                            11,433
         388   Unisys Corp. (a)                                                              947
       2,998   United Microelectronics Corp., ADR (Taiwan) (a)                             9,743
         136   UTStarcom, Inc. (a)                                                           223

See notes to financial statements.

44 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
          93   ValueClick, Inc. (a)                                             $            953
          79   Varian Semiconductor Equipment Associates, Inc. (a)                         2,415
         212   VeriSign, Inc. (a)                                                          4,492
         191   Vishay Intertechnology, Inc. (a)                                            1,541
         433   VMware, Inc. - Class A (a)                                                 15,341
         246   Western Digital Corp. (a)                                                   8,433
         783   Western Union Co.                                                          14,125
         947   Xerox Corp.                                                                 8,192
         300   Xilinx, Inc.                                                                6,672
       1,542   Yahoo!, Inc. (a)                                                           22,529
          56   Zoran Corp. (a)                                                               619
-------------------------------------------------------------------------------------------------
                                                                                       1,826,013
-------------------------------------------------------------------------------------------------

               MATERIALS - 4.2%
         232   Air Products & Chemicals, Inc.                                             17,407
       1,077   Alcoa, Inc.                                                                12,978
         155   Celanese Corp. - Series A                                                   3,948
       1,263   Dow Chemical Co.                                                           26,889
         258   Ecolab, Inc.                                                               10,911
         999   EI Du Pont de Nemours & Co.                                                31,898
         473   International Paper Co.                                                    10,855
         194   MeadWestvaco Corp.                                                          4,258
         603   Monsanto Co.                                                               50,580
         541   Newmont Mining Corp.                                                       21,743
         343   Nucor Corp.                                                                15,277
         186   Owens-Illinois, Inc. (a)                                                    6,313
         144   Pactiv Corp. (a)                                                            3,578
         182   PPG Industries, Inc.                                                       10,083
         166   Sealed Air Corp.                                                            3,139
         650   Teck Resources Ltd. - Class B (Canada) (a)                                 15,639
         155   United States Steel Corp.                                                   6,786
         234   Weyerhaeuser Co.                                                            8,749
          85   Worthington Industries, Inc.                                                1,120
-------------------------------------------------------------------------------------------------
                                                                                         262,151
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 2.1%
       1,762   Level 3 Communications, Inc. (a)                                            2,114
       1,889   Qwest Communications International, Inc.                                    6,782
         795   SK Telecom Co. Ltd., ADR (Korea)                                           12,370
       3,173   Sprint Nextel Corp. (a)                                                    11,613
       3,141   Verizon Communications, Inc.                                               97,497
-------------------------------------------------------------------------------------------------
                                                                                         130,376
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               UTILITIES - 0.2%
         356   Edison International                                             $         11,894
          93   PNM Resources, Inc.                                                         1,086
-------------------------------------------------------------------------------------------------
                                                                                          12,980
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 99.7%
               (Cost $7,440,690)                                                       6,209,121
-------------------------------------------------------------------------------------------------

               TRACKING STOCKS (b) - 0.1%
               CONSUMER DISCRETIONARY - 0.1%
         641   Liberty Media Corp - Interactive - Series A (a)
               (Cost $3,131)                                                               6,141
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.8%
               (Cost $7,443,821)                                                       6,215,262
               Other Assets in excess of Liabilities - 0.2%                               13,160
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      6,228,422
=================================================================================================

ADR - American Depositary Receipt

AG - Corporation

OYJ - Public Stock Company

PLC - Public Limited Company

SA - Corporation

(a)   Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 45

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

     NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 100.0%
               COMMON STOCKS - 91.9%
               CONSUMER DISCRETIONARY - 12.5%
       8,430   Advance Auto Parts, Inc.                                         $        356,589
       2,418   Autozone, Inc. (a)                                                        356,050
       9,823   Best Buy Co., Inc.                                                        356,378
      15,737   DineEquity, Inc.                                                          331,736
       7,570   Dollar Tree, Inc. (a)                                                     378,046
      23,807   Ethan Allen Interiors, Inc.                                               369,961
      13,272   Home Depot, Inc.                                                          362,193
      38,738   La-Z-Boy, Inc.                                                            328,111
      17,209   Lowe's Cos., Inc.                                                         369,994
      45,495   O'Charley's, Inc.                                                         348,037
       9,386   O'Reilly Automotive, Inc. (a)                                             359,296
     140,538   Pier 1 Imports, Inc. (a)                                                  355,561
      48,217   Service Corp. International                                               341,376
       8,585   Stanley Works (The)                                                       351,384
-------------------------------------------------------------------------------------------------
                                                                                       4,964,712
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 0.9%
       9,829   CVS Caremark Corp.                                                        368,784
-------------------------------------------------------------------------------------------------

               ENERGY - 13.5%
      59,440   BPZ Resources, Inc. (a)                                                   361,395
      52,550   Brigham Exploration Co. (a)                                               344,202
       5,133   Chevron Corp.                                                             359,002
      10,921   Concho Resources, Inc. (a)                                                355,915
       9,907   Continental Resources, Inc. (a)                                           349,717
       4,013   Diamond Offshore Drilling, Inc.                                           358,842
       9,744   Encore Acquisition Co. (a)                                                367,251
      29,942   Helix Energy Solutions Group, Inc. (a)                                    350,321
      11,352   InterOil Corp. (Canada) (a)                                               348,733
      16,771   Linn Energy LLC                                                           357,055
      10,083   Noble Corp. (Switzerland)                                                 353,207
       4,906   Occidental Petroleum Corp.                                                358,629
      14,192   Plains Exploration & Production Co. (a)                                   372,540
       4,697   Transocean Ltd. (Switzerland) (a)                                         356,220
       7,492   Whiting Petroleum Corp. (a)                                               363,662
-------------------------------------------------------------------------------------------------
                                                                                       5,356,691
-------------------------------------------------------------------------------------------------

               FINANCIALS - 18.6%
       8,685   Aflac, Inc.                                                               352,785
      12,520   Allstate Corp. (The)                                                      367,963
      20,427   Bank of America Corp.                                                     359,311
      49,466   Cardinal Financial Corp.                                                  390,781
      37,104   Centerstate Banks, Inc.                                                   310,189
      19,804   Community Bank System, Inc.                                               353,105

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
       9,382   Corporate Office Properties Trust - REIT                         $        345,821
       8,428   Digital Realty Trust, Inc. - REIT                                         367,292
      18,845   Lakeland Bancorp, Inc.                                                    166,967
      14,515   Lincoln National Corp.                                                    366,359
       9,248   MetLife, Inc.                                                             349,204
      33,177   New York Community Bancorp, Inc.                                          353,003
      23,870   Pinnacle Financial Partners, Inc. (a)                                     359,721
       8,190   Reinsurance Group of America, Inc.                                        352,580
      12,192   Signature Bank (a)                                                        370,149
      19,589   TD Ameritrade Holding Corp. (a)                                           376,892
      21,739   Texas Capital Bancshares, Inc. (a)                                        359,780
      15,918   Unum Group                                                                358,633
      16,542   US Bancorp                                                                374,180
      13,267   Well Fargo & Co.                                                          365,108
      12,996   Wintrust Financial Corp.                                                  359,599
-------------------------------------------------------------------------------------------------
                                                                                       7,359,422
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 6.3%
      17,325   AmerisourceBergen Corp.                                                   369,196
       9,189   Covidien PLC (Ireland)                                                    363,609
       6,975   DaVita, Inc. (a)                                                          360,677
      15,931   ICON PLC, ADR (Ireland) (a)                                               344,428
      15,691   MedAssets, Inc. (a)                                                       350,380
      26,602   Phase Forward, Inc. (a)                                                   342,102
      13,100   Psychiatric Solutions, Inc. (a)                                           350,949
-------------------------------------------------------------------------------------------------
                                                                                       2,481,341
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 7.2%
       8,095   Copa Holdings SA - Class A (Panama)                                       338,128
       2,830   First Solar, Inc. (a)                                                     344,071
      27,406   IESI-BFC Ltd. (Canada)                                                    368,885
      14,103   Republic Services, Inc.                                                   361,178
      13,137   Ryanair Holdings PLC, ADR (Ireland) (a)                                   359,822
      13,840   Stanley, Inc. (a)                                                         354,996
      13,839   Sunpower Corp. - Class A (a)                                              350,819
      12,963   Waste Connections, Inc. (a)                                               354,538
-------------------------------------------------------------------------------------------------
                                                                                       2,832,437
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 27.4%
      40,021   ADC Telecommunications, Inc. (a)                                          340,579
      19,033   Altera Corp.                                                              365,624
      12,781   Analog Devices, Inc.                                                      361,063
      85,921   Art Technology Group, Inc. (a)                                            347,121
       9,300   Automatic Data Processing, Inc.                                           356,655
      15,882   CA, Inc.                                                                  354,010
      34,078   Cogent, Inc. (a)                                                          357,819
       9,817   Concurrent Computer Corp. (a)                                              43,882

See notes to financial statements.

46 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY (CONTINUED)
      22,935   Cybersource Corp. (a)                                            $        352,052
      17,333   Diodes, Inc. (a)                                                          351,340
      18,642   EMS Technologies, Inc. (a)                                                349,351
      15,847   FLIR Systems, Inc. (a)                                                    364,798
       8,339   Global Payments, Inc.                                                     353,907
       8,116   Hewlett-Packard Co.                                                       364,327
      12,982   Hughes Communications, Inc. (a)                                           337,662
      55,188   JDS Uniphase Corp. (a)                                                    379,142
      35,052   KVH Industries, Inc. (a)                                                  264,993
       8,847   McAfee, Inc. (a)                                                          351,934
      50,360   Micron Technology, Inc. (a)                                               371,153
      25,844   Microsemi Corp. (a)                                                       364,659
      48,152   Motorola, Inc.                                                            345,731
      11,986   NCI, Inc. - Class A (a)                                                   351,789
      28,439   Nuance Communications, Inc. (a)                                           350,653
      26,544   Nvidia Corp. (a)                                                          385,419
      95,551   Orbcomm, Inc. (a)                                                         205,435
      32,287   Radiant Systems, Inc. (a)                                                 346,117
      71,235   RF Micro Devices, Inc. (a)                                                334,805
      29,624   Skyworks Solutions, Inc. (a)                                              345,120
      11,750   SYNNEX Corp. (a)                                                          348,388
      13,415   TNS, Inc. (a)                                                             348,253
      22,149   Vocus, Inc. (a)                                                           373,432
      16,369   Xilinx, Inc.                                                              364,047
-------------------------------------------------------------------------------------------------
                                                                                      10,831,260
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 5.5%
      11,149   American Tower Corp. - Class A (a)                                        352,866
       7,822   Atlantic Tele-Network, Inc.                                               373,892
      12,736   Crown Castle International Corp. (a)                                      342,089
      15,731   NII Holdings, Inc. (a)                                                    372,982
      23,124   NTELOS Holdings Corp.                                                     374,840
      14,763   SBA Communications Corp. - Class A (a)                                    355,936
-------------------------------------------------------------------------------------------------
                                                                                       2,172,605
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 91.9%
               (Cost $32,002,067)                                                     36,367,252
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 7.2%
               ENERGY - 6.3%
      12,758   Energy Transfer Equity LP                                        $        343,063
       8,538   Energy Transfer Partners LP                                               346,131
      13,430   Enterprise Products Partners LP                                           362,610
      13,125   Inergy LP                                                                 365,925
      16,695   Magellan Midstream Holdings LP                                            363,450
      15,398   Teekay LNG Partners LP (Marshall Islands)                                 353,538
      25,356   Teekay Offshore Partners LP (Marshall Islands)                            356,759
-------------------------------------------------------------------------------------------------
                                                                                       2,491,476
-------------------------------------------------------------------------------------------------

               UTILITIES - 0.9%
       8,771   Suburban Propane Partners LP                                              355,839
-------------------------------------------------------------------------------------------------

               TOTAL MASTER LIMITED PARTNERSHIPS - 7.2%
               (Cost $2,227,480)                                                       2,847,315
-------------------------------------------------------------------------------------------------

               PREFERRED STOCKS - 0.9%
               CONSUMER STAPLES - 0.9%
       7,298   Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference
                  Shares, ADR (Brazil)                                                   355,923
               (Cost $367,454)
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 100.0%
               (Cost $34,597,001)                                                     39,570,490
               Liabilities in excess of Other Assets - (0.0%)                             (6,963)
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                            $       39,563,527
=================================================================================================

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 47

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 92.0%
               CONSUMER DISCRETIONARY - 7.9%
       2,229   Apollo Group, Inc. - Class A (a)                                 $        144,484
       2,995   DeVry, Inc.                                                               153,045
       3,333   Dollar Tree, Inc. (a)                                                     166,450
       4,957   Family Dollar Stores, Inc.                                                150,098
       1,492   ITT Educational Services, Inc. (a)                                        156,645
       6,883   PetSmart, Inc.                                                            143,924
       3,469   Ross Stores, Inc.                                                         161,794
         709   Strayer Education, Inc.                                                   149,670
-------------------------------------------------------------------------------------------------
                                                                                       1,226,110
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 16.9%
       2,472   British American Tobacco PLC, ADR (United Kingdom)                        150,125
       2,674   Clorox Co.                                                                158,007
       7,898   Coca-Cola Enterprises, Inc.                                               159,619
       2,133   Colgate-Palmolive Co.                                                     155,069
       7,781   ConAgra Foods, Inc.                                                       159,744
       4,245   Hormel Foods Corp.                                                        156,853
       3,078   JM Smucker Co. (The)                                                      160,887
       3,276   Kellogg Co.                                                               154,267
       2,638   Kimberly-Clark Corp.                                                      159,493
       7,154   Kroger Co. (The)                                                          154,455
       2,093   Lorillard, Inc.                                                           152,308
       4,801   McCormick & Co., Inc.                                                     156,369
       2,637   PepsiCo, Inc.                                                             149,439
       3,492   Reynolds American, Inc.                                                   159,619
      14,281   Sara Lee Corp.                                                            138,383
      10,047   SUPERVALU, Inc.                                                           144,174
       6,205   Sysco Corp.                                                               158,165
-------------------------------------------------------------------------------------------------
                                                                                       2,626,976
-------------------------------------------------------------------------------------------------

               ENERGY - 1.0%
       3,961   Enbridge, Inc. (Canada)                                                   147,389
-------------------------------------------------------------------------------------------------

               FINANCIALS - 5.2%
       8,898   Annaly Capital Management, Inc. - REIT                                    154,291
       5,380   Axis Capital Holdings Ltd. (Bermuda)                                      163,982
       7,797   Brown & Brown, Inc.                                                       154,926
         494   Fairfax Financial Holdings Ltd. (Canada)                                  167,372
       2,209   PartnerRe Ltd. (Bermuda)                                                  163,267
-------------------------------------------------------------------------------------------------
                                                                                         803,838
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               HEALTH CARE - 11.3%
       2,510   Amgen, Inc. (a)                                                  $        149,947
       2,779   Baxter International, Inc.                                                158,181
       2,365   Beckman Coulter, Inc.                                                     160,158
       2,392   Becton Dickinson & Co.                                                    166,531
       3,019   DaVita, Inc. (a)                                                          156,112
       3,036   Henry Schein, Inc. (a)                                                    160,847
      12,241   IMS Health, Inc.                                                          169,660
       2,545   Johnson & Johnson                                                         153,820
       2,288   Laboratory Corp. of America Holdings (a)                                  159,680
       3,378   Novartis AG, ADR (Switzerland)                                            156,976
       2,690   Universal Health Services, Inc. - Class B                                 158,064
-------------------------------------------------------------------------------------------------
                                                                                       1,749,976
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.3%
       5,624   Avery Dennison Corp.                                                      173,782
       2,028   L-3 Communications Holdings, Inc.                                         150,883
      12,350   Lan Airlines SA, ADR (Chile)                                              146,348
       3,246   Northrop Grumman Corp.                                                    158,437
      10,651   RR Donnelley & Sons Co.                                                   190,014
       5,445   Waste Management, Inc.                                                    162,969
-------------------------------------------------------------------------------------------------
                                                                                         982,433
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 2.9%
       4,339   Accenture PLC - Class A (Ireland)                                         143,187
       3,135   Computer Sciences Corp. (a)                                               153,145
      10,432   Total System Services, Inc.                                               159,192
-------------------------------------------------------------------------------------------------
                                                                                         455,524
-------------------------------------------------------------------------------------------------

               MATERIALS - 1.9%
       4,346   Aptargroup, Inc.                                                          149,415
       2,716   PPG Industries, Inc.                                                      150,466
-------------------------------------------------------------------------------------------------
                                                                                         299,881
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 12.9%
       6,583   BCE, Inc. (Canada)                                                        161,744
       5,618   Cellcom Israel Ltd. (Israel)                                              158,989
       4,737   CenturyTel, Inc.                                                          152,674
       8,878   Chunghwa Telecom Co. Ltd., ADR (Taiwan)                                   151,814
      21,757   Frontier Communications Corp.                                             154,692
       9,397   KT Corp., ADR (South Korea)                                               146,311
       7,181   Nippon Telegraph & Telephone Corp., ADR (Japan)                           159,418
      10,533   NTT DoCoMo, Inc., ADR (Japan)                                             161,892
       8,775   Partner Communications Co. Ltd., ADR (Israel)                             168,568
       2,922   Philippine Long Distance Telephone Co., ADR (Philippines)                 150,337
      38,321   Qwest Communications International, Inc.                                  137,572
       9,306   SK Telecom Co. Ltd., ADR (South Korea)                                    144,801
      17,632   Windstream Corp.                                                          151,106
-------------------------------------------------------------------------------------------------
                                                                                       1,999,918
-------------------------------------------------------------------------------------------------

See notes to financial statements.

48 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               UTILITIES - 25.7%
       4,542   AGL Resources, Inc.                                              $        152,566
       5,993   Alliant Energy Corp.                                                      157,856
       5,785   Ameren Corp.                                                              156,021
       8,578   Aqua America, Inc.                                                        144,539
       5,574   Atmos Energy Corp.                                                        151,836
      12,574   Centerpoint Energy, Inc.                                                  155,918
      11,953   CMS Energy Corp.                                                          160,290
       3,856   Consolidated Edison, Inc.                                                 154,973
       6,315   DPL, Inc.                                                                 156,423
       4,486   DTE Energy Co.                                                            156,023
       3,138   Empresa Nacional de Electricidad SA, ADR (Chile)                          144,693
       8,165   Enersis SA, ADR (Chile)                                                   141,336
       1,933   Entergy Corp.                                                             152,707
       2,676   FPL Group, Inc.                                                           150,338
       3,210   ITC Holdings Corp.                                                        149,522
       6,654   Northeast Utilities                                                       158,299
      13,182   NV Energy, Inc.                                                           158,975
       3,771   PG&E Corp.                                                                153,065
       4,793   Pinnacle West Capital Corp.                                               157,738
       3,904   Progress Energy, Inc.                                                     154,325
       4,507   SCANA Corp.                                                               156,303
       3,020   Sempra Energy                                                             151,513
       4,871   Southern Co.                                                              151,975
       5,826   UGI Corp.                                                                 148,621
       3,458   Wisconsin Energy Corp.                                                    157,235
       7,758   Xcel Energy, Inc.                                                         153,221
-------------------------------------------------------------------------------------------------
                                                                                       3,986,311
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 92.0%
               (Cost $14,926,554)                                                     14,278,356
-------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 6.8%
               ENERGY - 5.7%
       6,435   Boardwalk Pipeline Partners LP                                            150,643
       5,323   Energy Transfer Equity LP                                                 143,135
       3,513   Energy Transfer Partners LP                                               142,417
       5,125   Enterprise GP Holdings LP                                                 143,500
       5,570   Enterprise Products Partners LP                                           150,390
       2,859   NuStar Energy LP                                                          153,100
-------------------------------------------------------------------------------------------------
                                                                                         883,185
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.1%
       4,023   Icahn Enterprises LP                                             $        170,374
-------------------------------------------------------------------------------------------------

               TOTAL MASTER LIMITED PARTNERSHIPS - 6.8%
               (Cost $1,016,532)                                                       1,053,559
-------------------------------------------------------------------------------------------------

               INCOME TRUSTS - 1.0%
               ENERGY - 1.0%
       7,038   Enerplus Resources Fund (Canada)
               (Cost $254,496)                                                           147,868
-------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.8%
               (Cost $16,197,582)                                                     15,479,783
               Other Assets in excess of Liabilities - 0.2%                               37,866
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $     15,517,649
=================================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 49

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

NFO | Claymore/Sabrient Insider ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 98.0%
               CONSUMER DISCRETIONARY - 20.1%
      11,524   Advance Auto Parts, Inc.                                         $        487,465
      45,151   Asbury Automotive Group, Inc.                                             564,388
      16,869   Brink's Home Security Holdings, Inc. (a)                                  527,494
      38,969   Cabela's, Inc. (a)                                                        625,452
      10,939   DeVry, Inc.                                                               558,983
      27,472   Dick's Sporting Goods, Inc. (a)                                           615,648
      21,789   Discovery Communications, Inc. - Class A (a)                              564,771
      31,466   DISH Network Corp. - Class A (a)                                          513,210
      21,742   Fossil, Inc. (a)                                                          551,812
      30,280   Gap, Inc. (The)                                                           595,002
      33,638   Lumber Liquidators, Inc. (a)                                              740,036
       8,627   McDonald's Corp.                                                          485,182
      69,301   MGM Mirage (a)                                                            586,979
      13,053   Netflix, Inc. (a)                                                         569,894
      18,770   Papa John's International, Inc. (a)                                       437,904
      27,163   Red Robin Gourmet Burgers, Inc. (a)                                       523,703
      34,045   Royal Caribbean Cruises Ltd. (Liberia)                                    649,579
      70,262   Sally Beauty Holdings, Inc. (a)                                           499,563
      47,792   Sonic Automotive, Inc. - Class A                                          612,693
      33,840   Starbucks Corp. (a)                                                       642,622
-------------------------------------------------------------------------------------------------
                                                                                      11,352,380
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 5.0%
      10,067   Church & Dwight Co., Inc.                                                 575,128
       8,123   Green Mountain Coffee Roasters, Inc. (a)                                  488,923
      14,441   Hormel Foods Corp.                                                        533,595
      19,052   Kraft Foods, Inc. - Class A                                               540,124
      23,896   Whole Foods Market, Inc. (a)                                              694,896
-------------------------------------------------------------------------------------------------
                                                                                       2,832,666
-------------------------------------------------------------------------------------------------

               ENERGY - 5.2%
      58,363   ATP Oil & Gas Corp. (a)                                                   650,748
      16,948   Cameron International Corp. (a)                                           605,213
       5,550   Core Laboratories NV (Netherlands)                                        514,319
      60,380   Patriot Coal Corp. (a)                                                    534,967
      53,381   Rosetta Resources, Inc. (a)                                               630,430
-------------------------------------------------------------------------------------------------
                                                                                       2,935,677
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               FINANCIALS - 18.3%
      14,987   Aflac, Inc.                                                      $        608,772
      91,607   American Equity Investment Life Holding Co.                               739,268
      21,724   American Financial Group, Inc.                                            557,221
     150,770   Chimera Investment Corp. - REIT                                           572,926
      32,043   Community Bank System, Inc.                                               571,327
      39,179   Ezcorp, Inc. - Class A (a)                                                523,823
      21,921   First American Corp.                                                      690,950
      67,635   Inland Real Estate Corp. - REIT                                           566,781
      33,306   Interactive Brokers Group, Inc. - Class A (a)                             632,148
      76,872   MFA Financial, Inc. - REIT                                                608,826
      18,086   Nationwide Health Properties, Inc. - REIT                                 576,582
      39,670   OneBeacon Insurance Group Ltd. - Class A (Bermuda)                        544,669
      23,367   PrivateBancorp, Inc.                                                      563,378
      13,589   Reinsurance Group of America, Inc.                                        585,006
      10,318   RLI Corp.                                                                 546,957
      22,386   United Bankshares, Inc.                                                   439,437
      19,953   Wells Fargo & Co.                                                         549,107
      34,275   Wilmington Trust Corp.                                                    480,878
-------------------------------------------------------------------------------------------------
                                                                                      10,358,056
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 11.9%
      27,562   Centene Corp. (a)                                                         477,098
      30,244   Endo Pharmaceuticals Holdings, Inc. (a)                                   682,607
      34,391   Ensign Group, Inc. (The)                                                  477,003
       7,868   Express Scripts, Inc. (a)                                                 568,227
      93,813   Health Management Associates, Inc. - Class A (a)                          648,248
      16,937   Humana, Inc. (a)                                                          604,651
       8,323   Laboratory Corp. of America Holdings (a)                                  580,862
      32,768   Medicis Pharmaceutical Corp. - Class A                                    605,225
      37,304   Mylan, Inc. (a)                                                           547,250
      14,735   Myriad Genetics, Inc. (a)                                                 450,449
      31,622   Sepracor, Inc. (a)                                                        573,939
      57,371   Sun Healthcare Group, Inc. (a)                                            472,737
-------------------------------------------------------------------------------------------------
                                                                                       6,688,296
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 8.7%
      12,609   Allegiant Travel Co. (a)                                                  494,147
       5,712   Alliant Techsystems, Inc. (a)                                             441,423
      20,838   Baldor Electric Co.                                                       584,923
     103,385   Cenveo, Inc. (a)                                                          528,297
      32,981   Deluxe Corp.                                                              551,113
      22,435   EMCOR Group, Inc. (a)                                                     519,819
       9,920   FTI Consulting, Inc. (a)                                                  431,917
     141,111   Macquarie Infrastructure Co. LLC                                          876,299
      10,240   Stericycle, Inc. (a)                                                      507,085
-------------------------------------------------------------------------------------------------
                                                                                       4,935,023
-------------------------------------------------------------------------------------------------

See notes to financial statements.

50 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 14.6%
      11,129   Affiliated Computer Services, Inc. - Class A (a)                 $        498,579
      14,662   Black Box Corp.                                                           367,136
      12,429   CACI International, Inc. - Class A (a)                                    571,237
      52,387   Convergys Corp. (a)                                                       567,875
      28,035   Fair Isaac Corp.                                                          625,181
      21,099   FLIR Systems, Inc. (a)                                                    485,699
      13,541   Hewlett-Packard Co.                                                       607,855
      29,660   Informatica Corp. (a)                                                     531,804
      61,479   Insight Enterprises, Inc. (a)                                             705,164
      21,375   Juniper Networks, Inc. (a)                                                493,121
      69,206   Micrel, Inc.                                                              537,731
      18,131   Micros Systems, Inc. (a)                                                  505,311
      13,087   Salesforce.com, Inc. (a)                                                  678,823
      27,251   SRA International, Inc. - Class A (a)                                     541,477
      84,998   Tellabs, Inc. (a)                                                         538,887
-------------------------------------------------------------------------------------------------
                                                                                       8,255,880
-------------------------------------------------------------------------------------------------

               MATERIALS - 7.1%
      17,744   Arch Chemicals, Inc.                                                      518,480
      20,079   Clearwater Paper Corp. (a)                                                926,646
      12,215   Eastman Chemical Co.                                                      637,134
      26,677   Olympic Steel, Inc.                                                       718,412
      22,228   Southern Copper Corp.                                                     628,163
      21,854   Valspar Corp.                                                             585,250
-------------------------------------------------------------------------------------------------
                                                                                       4,014,085
-------------------------------------------------------------------------------------------------

               UTILITIES - 7.1%
      18,604   Constellation Energy Group, Inc.                                          588,817
       9,150   FPL Group, Inc.                                                           514,047
      20,822   IDACORP, Inc.                                                             593,011
      27,047   MDU Resources Group, Inc.                                                 524,982
      49,184   NV Energy, Inc.                                                           593,159
      19,291   OGE Energy Corp.                                                          603,422
      17,005   Oneok, Inc.                                                               576,129
-------------------------------------------------------------------------------------------------
                                                                                       3,993,567
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 98.0%
               (Cost $48,209,140)                                                     55,365,630
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 1.9%
               ENERGY - 1.0.%
       9,515   Sunoco Logistics Partners LP                                     $        540,262
-------------------------------------------------------------------------------------------------

               UTILITIES - 0.9%
      15,402   Amerigas Partners LP                                                      532,447
-------------------------------------------------------------------------------------------------

               TOTAL MASTER LIMITED PARTNERSHIPS - 1.9%
               (Cost $954,255)                                                         1,072,709
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.9%
               (Cost $49,163,395)                                                     56,438,339
               Other Assets in excess of Liabilities - 0.1%                               23,339
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $     56,461,678
=================================================================================================

LLC - Limited Liability Corporation

LP - Limited Partnership

NV - Publicly-Traded Company

REIT - Real Estate Investment Trust

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 51

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

STH | Claymore/Sabrient Stealth ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 95.7%
               CONSUMER DISCRETIONARY - 15.1%
       1,063   Blyth, Inc.                                                      $         48,366
       3,352   Caribou Coffee Co., Inc. (a)                                               25,978
       2,166   Cato Corp. (The) - Class A                                                 36,995
         667   Core-Mark Holding Co., Inc. (a)                                            19,150
         426   Dorman Products, Inc. (a)                                                   5,990
         966   Gander Mountain Co. (a)                                                     5,429
         432   Hawk Corp. - Class A (a)                                                    5,918
       3,518   Interval Leisure Group, Inc. (a)                                           36,904
       1,121   John Wiley & Sons, Inc. - Class A                                          35,950
       3,311   Kirkland's, Inc. (a)                                                       46,884
         487   Mac-Gray Corp. (a)                                                          5,839
       1,744   Marcus Corp.                                                               21,835
         898   Morningstar, Inc. (a)                                                      39,781
         468   National Presto Industries, Inc.                                           39,204
         401   Pre-Paid Legal Services, Inc. (a)                                          18,382
         668   Sport Supply Group, Inc.                                                    6,867
       2,172   Standard Motor Products, Inc.                                              26,889
       2,986   Sturm Ruger & Co., Inc.                                                    41,237
       1,440   Tim Hortons, Inc.                                                          40,680
       1,963   Universal Travel Group (a)                                                 19,237
       1,069   West Marine, Inc. (a)                                                       8,841
-------------------------------------------------------------------------------------------------
                                                                                         536,356
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 11.3%
       9,017   Alliance One International, Inc. (a)                                       34,535
         918   Calavo Growers, Inc.                                                       16,157
         573   China-Biotics, Inc. (a)                                                     7,392
         337   Coca-Cola Bottling Co. Consolidated                                        18,218
         497   J&J Snack Foods Corp.                                                      21,719
       3,592   Medifast, Inc. (a)                                                         67,458
       1,312   Nash Finch Co.                                                             35,608
         856   Orchids Paper Products Co. (a)                                             18,147
       1,137   Overhill Farms, Inc. (a)                                                    6,515
         558   Seneca Foods Corp. - Class A (a)                                           14,887
         776   Tootsie Roll Industries, Inc.                                              18,352
       1,019   Universal Corp.                                                            37,581
       2,547   Vector Group Ltd.                                                          40,192
         208   Village Super Market, Inc. - Class A                                        5,959
         534   Weis Markets, Inc.                                                         16,666
       3,862   Zhongpin, Inc. (a)                                                         43,950
-------------------------------------------------------------------------------------------------
                                                                                         403,336
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               ENERGY - 2.2%
         590   Bolt Technology Corp. (a)                                        $          6,968
       4,675   China North East Petroleum Holdings Ltd. (a)                               22,346
       1,117   Clayton Williams Energy, Inc. (a)                                          22,117
       1,349   TGC Industries, Inc. (a)                                                    5,207
       4,590   Vaalco Energy, Inc. (a)                                                    21,665
-------------------------------------------------------------------------------------------------
                                                                                          78,303
-------------------------------------------------------------------------------------------------

               FINANCIALS - 27.8%
         333   Agree Realty Corp. - REIT                                                   6,930
       1,107   Alexandria Real Estate Equities, Inc. - REIT                               61,671
         670   Alliance Financial Corp.                                                   18,358
       1,137   Associated Estates Realty Corp. - REIT                                      9,483
       2,085   Bank Mutual Corp.                                                          18,327
         185   Bar Harbor Bankshares                                                       6,235
       4,441   Cedar Shopping Centers, Inc. - REIT                                        28,556
       1,353   CNA Surety Corp. (a)                                                       21,486
       4,561   Cousins Properties, Inc. - REIT                                            37,811
       4,549   Duke Realty Corp. - REIT                                                   52,404
       1,006   Equity Lifestyle Properties, Inc. - REIT                                   40,492
       1,299   ESB Financial Corp.                                                        17,407
         605   Essex Property Trust, Inc. - REIT                                          45,139
       4,632   Extra Space Storage, Inc. - REIT                                           45,857
         909   Great Southern Bancorp, Inc.                                               19,134
       2,877   Hospitality Properties Trust - REIT                                        52,419
       8,582   HRPT Properties Trust - REIT                                               55,611
       1,227   Life Partners Holdings, Inc.                                               21,031
       1,776   LTC Properties, Inc. - REIT                                                45,235
         340   Mercer Insurance Group, Inc.                                                6,232
         272   Merchants Bancshares, Inc.                                                  6,528
         911   Mission West Properties, Inc. - REIT                                        6,286
         230   NASB Financial, Inc.                                                        7,079
         728   National Bankshares, Inc.                                                  18,498
       2,115   National Retail Properties, Inc. - REIT                                    43,400
       1,097   NGP Capital Resources Co.                                                   7,032
       4,607   Ocwen Financial Corp. (a)                                                  47,682
       2,345   Omega Healthcare Investors, Inc. - REIT                                    39,654
         943   PennantPark Investment Corp.                                                7,874
         804   PS Business Parks, Inc. - REIT                                             42,556
       1,145   QC Holdings, Inc.                                                           7,030
         897   Santander BanCorp. (Puerto Rico) (a)                                        8,207
         839   Southside Bancshares, Inc.                                                 18,139
       8,038   Sunstone Hotel Investors, Inc. - REIT                                      50,318

See notes to financial statements.

52 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               FINANCIALS (CONTINUED)
       1,186   Tanger Factory Outlet Centers - REIT                             $         44,617
       1,364   TICC Capital Corp.                                                          6,970
       3,042   Trustco Bank Corp.                                                         18,921
-------------------------------------------------------------------------------------------------
                                                                                         990,609
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 6.4%
       2,140   Albany Molecular Research, Inc. (a)                                        17,248
       1,112   America Service Group, Inc.                                                20,283
         583   American Dental Partners, Inc. (a)                                          7,532
         151   Atrion Corp.                                                               20,687
         248   Biospecifics Technologies Corp. (a)                                         6,443
       4,402   Bruker Corp. (a)                                                           44,680
       2,430   Cantel Medical Corp. (a)                                                   32,659
       1,119   Idera Pharmaceuticals, Inc. (a)                                             8,493
         877   Lannett Co., Inc. (a)                                                       7,551
       5,805   Oncothyreon, Inc. (a)                                                      31,986
         350   Transcend Services, Inc. (a)                                                5,565
         623   Virtual Radiologic Corp. (a)                                                7,196
         770   Young Innovations, Inc.                                                    18,080
-------------------------------------------------------------------------------------------------
                                                                                         228,403
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 14.0%
       2,780   Aceto Corp.                                                                18,598
       7,021   APAC Customer Services, Inc. (a)                                           38,475
       6,222   Avis Budget Group, Inc. (a)                                                60,540
       2,135   Blount International, Inc. (a)                                             19,578
         529   Chase Corp.                                                                 6,031
       2,452   Dollar Thrifty Automotive Group, Inc. (a)                                  48,648
       2,181   EnPro Industries, Inc. (a)                                                 46,935
       6,390   Hawaiian Holdings, Inc. (a)                                                46,775
       5,194   Horizon Lines, Inc. - Class A                                              28,151
         224   K-Tron International, Inc. (a)                                             18,865
       1,780   Mueller Industries, Inc.                                                   43,058
       3,150   North American Galvanizing & Coating, Inc. (a)                             17,860
       1,596   On Assignment, Inc. (a)                                                     6,384
         587   Portec Rail Products, Inc.                                                  5,453
         163   Preformed Line Products Co.                                                 6,113
         824   Primoris Services Corp.                                                     5,883
         716   Raven Industries, Inc.                                                     20,692
       2,115   Rollins, Inc.                                                              37,753
         979   SmartHeat, Inc. (a)                                                         7,127
       2,078   Standard Register Co. (The)                                                 8,977
         443   Willis Lease Finance Corp. (a)                                              5,356
-------------------------------------------------------------------------------------------------
                                                                                         497,252
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 7.4%
       1,191   Black Box Corp.                                                  $         29,823
         182   Cass Information Systems, Inc.                                              5,682
         928   Computer Task Group, Inc. (a)                                               5,735
       5,595   Compuware Corp. (a)                                                        40,340
         676   CPI International, Inc. (a)                                                 6,341
         553   Ebix, Inc. (a)                                                             27,296
       1,538   GSI Technology, Inc. (a)                                                    5,768
         846   Internet Brands, Inc. - Class A (a)                                         6,167
         844   NVE Corp. (a)                                                              44,901
         950   Park Electrochemical Corp.                                                 20,463
         864   PC Mall, Inc. (a)                                                           6,575
       1,539   Pegasystems, Inc.                                                          47,140
       1,969   Spectrum Control, Inc. (a)                                                 18,075
-------------------------------------------------------------------------------------------------
                                                                                         264,306
-------------------------------------------------------------------------------------------------

               MATERIALS - 7.0%
         217   AEP Industries, Inc. (a)                                                    8,313
         745   Balchem Corp.                                                              18,551
       1,363   Clearwater Paper Corp. (a)                                                 62,902
       1,670   Hawkins, Inc.                                                              35,488
       1,320   OM Group, Inc. (a)                                                         35,917
       1,224   Schweitzer-Mauduit International, Inc.                                     60,196
         427   Stepan Co.                                                                 23,084
         139   United States Lime & Minerals, Inc. (a)                                     5,182
-------------------------------------------------------------------------------------------------
                                                                                         249,633
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 3.1%
         502   AboveNet, Inc. (a)                                                         45,988
         716   HickoryTech Corp.                                                           6,229
         905   Shenandoah Telecommunications Co.                                          15,611
       1,449   USA Mobility, Inc. (a)                                                     18,446
       5,047   Virgin Mobile USA, Inc. - Class A (a)                                      23,771
-------------------------------------------------------------------------------------------------
                                                                                         110,045
-------------------------------------------------------------------------------------------------

               UTILITIES - 1.4%
       1,254   Allete, Inc.                                                               42,398
         673   China Natural Gas, Inc. (a)                                                 6,481
-------------------------------------------------------------------------------------------------
                                                                                          48,879
-------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 95.7%
               (Cost $2,850,933)                                                       3,407,122
-------------------------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 53

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               ROYALTY TRUSTS - 2.8%
               ENERGY - 2.8%
         481   BP Prudhoe Bay Royalty Trust                                     $         34,262
       1,447   Hugoton Royalty Trust                                                      21,199
       1,882   Permian Basin Royalty Trust                                                22,772
       1,361   San Juan Basin Royalty Trust                                               20,306
-------------------------------------------------------------------------------------------------
               TOTAL ROYALTY TRUSTS - 2.8%
               (Cost $162,505)                                                            98,539
-------------------------------------------------------------------------------------------------

               MASTER LIMITED PARTNERSHIPS - 1.4%
               CONSUMER DISCRETIONARY - 0.2%
         401   Stonemor Partners LP                                                        6,260
-------------------------------------------------------------------------------------------------

               ENERGY - 1.2%
       2,433   BreitBurn Energy Partners LP                                               22,797
       1,145   Calumet Specialty Products Partners LP                                     16,202
         424   Quicksilver Gas Services LP                                                 6,233
-------------------------------------------------------------------------------------------------
                                                                                          45,232
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               TOTAL MASTER LIMITED PARTNERSHIPS - 1.4%
               (Cost $46,938)                                                   $         51,492
-------------------------------------------------------------------------------------------------

               INCOME TRUSTS - 0.2%
               ENERGY - 0.2%
         431   MV Oil Trust                                                                6,616
               (Cost $9,960)
-------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 100.1%
               (Cost $3,070,336)                                                       3,563,769
               Liabilities in excess of Other Assets - (0.1%)                             (4,042)
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      3,559,727
=================================================================================================

LP   - Limited Partnership

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

54 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

CZA | Claymore/Zacks Mid-Cap Core ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 85.2%
               CONSUMER DISCRETIONARY - 9.5%
       3,891   Cinemark Holdings, Inc.                                          $         39,066
       1,092   DreamWorks Animation SKG, Inc. - Class A (a)                               36,866
       2,789   Hillenbrand, Inc.                                                          55,836
       1,398   Interactive Data Corp.                                                     32,448
       1,654   International Speedway Corp. - Class A                                     45,998
       1,079   Penn National Gaming, Inc. (a)                                             31,518
       7,655   Service Corp. International                                                54,197
       1,487   Tupperware Brands Corp.                                                    55,004
       2,698   Wyndham Worldwide Corp.                                                    40,875
-------------------------------------------------------------------------------------------------
                                                                                         391,808
-------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 6.6%
       2,113   Constellation Brands, Inc. - Class A (a)                                   31,251
       1,272   Dean Foods Co. (a)                                                         23,074
       3,719   Del Monte Foods Co.                                                        39,012
       1,146   Herbalife Ltd. (Cayman Islands)                                            34,701
         950   Mead Johnson Nutrition Co. - Class A                                       37,677
       1,342   NBTY, Inc. (a)                                                             49,734
       3,243   Nu Skin Enterprises, Inc. - Class A                                        55,942
-------------------------------------------------------------------------------------------------
                                                                                         271,391
-------------------------------------------------------------------------------------------------

               ENERGY - 5.1%
       3,260   Copano Energy LLC                                                          50,628
       1,258   Dresser-Rand Group, Inc. (a)                                               37,363
       1,615   Linn Energy LLC                                                            34,383
       2,109   NuStar GP Holdings LLC                                                     51,354
       1,782   Southern Union Co.                                                         35,355
-------------------------------------------------------------------------------------------------
                                                                                         209,083
-------------------------------------------------------------------------------------------------

               FINANCIALS - 18.2%
         821   Allied World Assurance Co. Holdings Ltd. (Bermuda)                         38,037
       1,379   American Financial Group, Inc.                                             35,371
       1,832   Argo Group International Holdings Ltd. (Bermuda) (a)                       64,706
       1,495   Arthur J Gallagher & Co.                                                   35,536
       9,360   Chimera Investment Corp. - REIT                                            35,568
         954   Commerce Bancshares, Inc.                                                  35,040
       2,526   Delphi Financial Group, Inc. - Class A                                     59,033
      12,234   Fortress Investment Group LLC - Class A                                    55,420
         893   Hanover Insurance Group, Inc. (The)                                        36,515
         100   Markel Corp. (a)                                                           32,886
       1,064   Mercury General Corp.                                                      39,528
       1,224   Navigators Group, Inc. (a)                                                 63,526
       2,620   Northwest Bancorp, Inc.                                                    53,710
         721   Odyssey Re Holdings Corp.                                                  36,519

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
       3,936   OneBeacon Insurance Group Ltd. - Class A (Bermuda)               $         54,041
       1,400   Platinum Underwriters Holdings Ltd. (Bermuda)                              50,750
       1,349   SEI Investments Co.                                                        24,876
-------------------------------------------------------------------------------------------------
                                                                                         751,062
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 7.2%
       4,220   Bruker Corp. (a)                                                           42,833
         962   Charles River Laboratories International, Inc. (a)                         33,179
       1,366   Magellan Health Services, Inc. (a)                                         43,835
         822   Mednax, Inc. (a)                                                           42,801
         388   Mettler-Toledo International, Inc. (a)                                     33,911
       1,916   PerkinElmer, Inc.                                                          34,967
         479   Techne Corp.                                                               29,540
         789   Teleflex, Inc.                                                             35,742
-------------------------------------------------------------------------------------------------
                                                                                         296,808
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 13.2%
       2,946   Armstrong World Industries, Inc. (a)                                       98,426
       1,449   Brink's Co. (The)                                                          38,181
         922   Copa Holdings SA - Class A (Panama)                                        38,512
       3,392   Diana Shipping, Inc. (Marshall Islands)                                    44,062
       2,912   DynCorp International, Inc. - Class A (a)                                  50,028
         479   Elbit Systems Ltd. (Israel)                                                31,456
       1,688   Gardner Denver, Inc. (a)                                                   54,809
       2,115   Rollins, Inc.                                                              37,753
       1,358   Thomas & Betts Corp. (a)                                                   37,603
       1,538   United Stationers, Inc. (a)                                                70,271
       2,120   Woodward Governor Co.                                                      44,499
-------------------------------------------------------------------------------------------------
                                                                                         545,600
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 6.8%
       3,657   AVX Corp.                                                                  42,458
       4,971   Convergys Corp. (a)                                                        53,886
       1,600   Ingram Micro, Inc. - Class A (a)                                           26,816
       1,027   Lender Processing Services, Inc.                                           35,206
       8,514   Novell, Inc. (a)                                                           37,036
       2,993   Quest Software, Inc. (a)                                                   49,355
       5,559   Tellabs, Inc. (a)                                                          35,244
-------------------------------------------------------------------------------------------------
                                                                                         280,001
-------------------------------------------------------------------------------------------------

               MATERIALS - 7.8%
       1,222   Albemarle Corp.                                                            39,385
       1,209   Ashland, Inc.                                                              44,346
       1,200   Bemis Co., Inc.                                                            31,908
       1,080   Celanese Corp. - Class A                                                   27,508
         537   Lubrizol Corp.                                                             34,218
       2,438   Packaging Corp. of America                                                 49,638

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 55

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MATERIALS (CONTINUED)
       1,280   Pactiv Corp. (a)                                                 $         31,808
       1,457   Sealed Air Corp.                                                           27,552
         727   Silgan Holdings, Inc.                                                      35,347
-------------------------------------------------------------------------------------------------
                                                                                         321,710
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATION SERVICES - 3.2%
       1,071   Cellcom Israel Ltd. (Israel)                                               30,309
       1,300   NII Holdings, Inc. (a)                                                     30,823
       2,930   NTELOS Holdings Corp.                                                      47,495
         620   United States Cellular Corp. (a)                                           22,636
-------------------------------------------------------------------------------------------------
                                                                                         131,263
-------------------------------------------------------------------------------------------------

               UTILITIES - 7.6%
         945   AGL Resources, Inc.                                                        31,743
       1,235   Atmos Energy Corp.                                                         33,641
       1,474   California Water Service Group                                             54,862
       1,271   MDU Resources Group, Inc.                                                  24,670
         674   SCANA Corp.                                                                23,374
       2,175   Southwest Gas Corp.                                                        52,961
       2,492   TECO Energy, Inc.                                                          33,193
       1,075   UGI Corp.                                                                  27,423
       1,459   Vectren Corp.                                                              33,776
-------------------------------------------------------------------------------------------------
                                                                                         315,643
-------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK - 85.2%
               (Cost $3,044,052)                                                       3,514,369
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 14.6%
               ENERGY - 11.8%
       2,294   Alliance Holdings GP LP                                          $         46,499
         763   Buckeye Partners LP                                                        35,846
       3,080   Duncan Energy Partners LP                                                  55,902
         962   Enterprise GP Holdings LP                                                  26,936
       1,316   Inergy Holdings LP                                                         57,996
       1,612   Inergy LP                                                                  44,942
       3,193   Regency Energy Partners LP                                                 51,982
         691   Sunoco Logistics Partners LP                                               39,235
       1,267   TC Pipelines LP                                                            46,245
         875   TEPPCO Partners LP                                                         28,875
       2,739   Williams Partners LP                                                       54,369
-------------------------------------------------------------------------------------------------
                                                                                         488,827
-------------------------------------------------------------------------------------------------

               FINANCIALS - 1.0%
       1,748   AllianceBernstein Holding LP                                               39,662
-------------------------------------------------------------------------------------------------

               UTILITIES - 1.8%
       1,017   Amerigas Partners LP                                                       35,158
         982   Suburban Propane Partners LP                                               39,840
-------------------------------------------------------------------------------------------------
                                                                                          74,998
-------------------------------------------------------------------------------------------------

               TOTAL MASTER LIMITED PARTNERSHIPS - 14.6%
               (Cost $529,216)                                                           603,487
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.8%
               (Cost $3,573,268)                                                       4,117,856
               Other Assets in excess of Liabilities - 0.2%                                8,342
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $      4,126,198
=================================================================================================

LLC  - Limited Liability Company

LP   - Limited Partnership

REIT - Real Estate Investment Trust

SA   - Corporation

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

56 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 72.9%
               CONSUMER DISCRETIONARY - 7.5%
      52,898   American Greetings Corp. - Class A                               $        734,753
      29,328   Barnes & Noble, Inc.                                                      606,796
      33,896   Black & Decker Corp.                                                    1,495,492
      21,646   Genuine Parts Co.                                                         801,768
      21,115   Hillenbrand, Inc.                                                         422,722
      26,448   NutriSystem, Inc.                                                         376,355
      11,403   Polaris Industries, Inc.                                                  430,007
      20,836   Shaw Communications, Inc. - Class B (Canada)                              357,129
      23,265   Snap-On, Inc.                                                             868,250
      44,423   Starwood Hotels & Resorts Worldwide, Inc.                               1,322,917
      25,796   Whirlpool Corp.                                                         1,656,361
-------------------------------------------------------------------------------------------------
                                                                                       9,072,550
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 4.4%
      29,718   HJ Heinz Co.                                                            1,144,143
      20,949   Kimberly-Clark Corp.                                                    1,266,576
      15,909   Lorillard, Inc.                                                         1,157,698
      80,612   Sara Lee Corp.                                                            781,130
      43,656   SUPERVALU, Inc.                                                           626,464
       9,784   Universal Corp.                                                           360,834
-------------------------------------------------------------------------------------------------
                                                                                       5,336,845
-------------------------------------------------------------------------------------------------

               ENERGY - 7.4%
      21,961   BP PLC, ADR (United Kingdom)                                            1,129,894
      19,571   Chevron Corp.                                                           1,368,796
      28,466   ConocoPhillips                                                          1,281,824
      31,020   Nordic American Tanker Shipping (Bermuda)                                 923,465
      25,721   Overseas Shipholding Group, Inc.                                          909,752
      20,164   Royal Dutch Shell PLC, ADR (United Kingdom)                             1,118,497
      29,270   Ship Finance International Ltd. (Bermuda)                                 370,558
      42,880   Sunoco, Inc.                                                            1,153,472
      27,061   Teekay Corp. (Marshall Islands)                                           487,098
      16,076   Tsakos Energy Navigation Ltd. (Bermuda)                                   258,502
-------------------------------------------------------------------------------------------------
                                                                                       9,001,858
-------------------------------------------------------------------------------------------------

               FINANCIALS - 21.8%
     107,490   Aegon NV, Registered Shares (Netherlands) (a)                             810,475
      30,279   Alexandria Real Estate Equities, Inc. - REIT                            1,686,843
      77,980   Annaly Capital Management, Inc. - REIT                                  1,352,173
      38,604   Anworth Mortgage Asset Corp. - REIT                                       289,144
      93,995   Astoria Financial Corp.                                                   968,148
      35,170   Banco Santander SA, ADR (Spain)                                           542,673
      18,077   Bank of Montreal (Canada)                                                 871,673
      67,961   BioMed Realty Trust, Inc. - REIT                                          916,114
      43,516   BRE Properties, Inc. - REIT                                             1,230,197

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
      36,211   Camden Property Trust - REIT                                     $      1,328,944
      20,142   Capstead Mortgage Corp. - REIT                                            274,938
      28,324   Cousins Properties, Inc. - REIT                                           234,806
      16,078   Deutsche Bank AG (Germany)                                              1,086,551
      26,381   Endurance Specialty Holdings Ltd. (Bermuda)                               909,353
      19,802   Equity One, Inc. - REIT                                                   311,882
      28,952   Federated Investors, Inc. - Class B                                       759,990
      60,291   GFI Group, Inc.                                                           431,684
      23,080   Hatteras Financial Corp. - REIT                                           689,861
      43,384   Healthcare Realty Trust, Inc. - REIT                                      939,264
     144,616   HRPT Properties Trust - REIT                                              937,112
      23,912   HSBC Holdings PLC, ADR (United Kingdom)                                 1,289,335
      84,727   Hudson City Bancorp, Inc.                                               1,111,618
      35,849   Kilroy Realty Corp. - REIT                                                993,376
     157,998   MFA Financial, Inc. - REIT                                              1,251,344
      36,235   NYSE Euronext                                                           1,026,900
      58,633   Protective Life Corp.                                                   1,263,541
      11,611   Safety Insurance Group, Inc.                                              373,061
      27,430   Selective Insurance Group                                                 466,859
      64,898   Senior Housing Properties Trust - REIT                                  1,301,854
      27,214   Willis Group Holdings Ltd. (Bermuda)                                      701,849
-------------------------------------------------------------------------------------------------
                                                                                      26,351,562
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 1.9%
      31,444   Eli Lilly & Co.                                                         1,052,116
      39,414   Merck & Co., Inc.                                                       1,278,196
-------------------------------------------------------------------------------------------------
                                                                                       2,330,312
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 7.7%
      27,142   Albany International Corp. - Class A                                      466,571
      23,745   Barnes Group, Inc.                                                        348,814
      24,236   Boeing Co.                                                              1,203,802
      25,626   Deluxe Corp.                                                              428,211
      24,988   Eaton Corp.                                                             1,348,103
      33,875   Emerson Electric Co.                                                    1,248,971
      28,780   GATX Corp.                                                                789,435
      14,408   Grupo Aeroportuario del Pacifico SAB de CV, ADR                           377,057
               (Mexico)
       1,885   Grupo Aeroportuario del Sureste SAB de CV, ADR (Mexico)                    77,474
      10,911   Hubbell, Inc. - Class B                                                   419,746
      15,472   Mine Safety Appliances Co.                                                413,567
      53,761   RR Donnelley & Sons Co.                                                   959,096
      39,399   Waste Management, Inc.                                                  1,179,212
-------------------------------------------------------------------------------------------------
                                                                                       9,260,059
-------------------------------------------------------------------------------------------------

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 57

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

       NUMBER
    OF SHARES   DESCRIPTION                                                                VALUE
-------------------------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY - 1.9%
      14,657   Diebold, Inc.                                                    $        442,202
      46,435   Linear Technology Corp.                                                 1,233,778
      25,916   Siliconware Precision Industries Co., ADR (Taiwan)                        163,271
      56,617   United Online, Inc.                                                       396,319
-------------------------------------------------------------------------------------------------
                                                                                       2,235,570
-------------------------------------------------------------------------------------------------

               MATERIALS - 2.2%
      30,246   Methanex Corp. (Canada)                                                   541,403
      54,244   Olin Corp.                                                                908,045
      44,956   Packaging Corp. of America                                                915,304
      25,901   Worthington Industries, Inc.                                              341,116
-------------------------------------------------------------------------------------------------
                                                                                       2,705,868
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS - 5.0%
      43,849   AT&T, Inc.                                                              1,142,267
      31,647   BCE, Inc. (Canada)                                                        777,567
      62,902   Chunghwa Telecom Co. Ltd., ADR (Taiwan)                                 1,075,624
      94,938   Deutsche Telekom AG, ADR (Germany)                                      1,264,574
       7,183   France Telecom SA, ADR (France)                                           184,890
      12,138   Rogers Communications, Inc. - Class B (Canada)                            334,159
      57,760   Vodafone Group PLC, ADR (United Kingdom)                                1,254,547
-------------------------------------------------------------------------------------------------
                                                                                       6,033,628
-------------------------------------------------------------------------------------------------

               UTILITIES - 13.1%
      12,529   AGL Resources, Inc.                                                       420,849
      30,539   Alliant Energy Corp.                                                      804,397
      22,875   Avista Corp.                                                              446,520
      63,905   CMS Energy Corp.                                                          856,966
      34,195   Dominion Resources, Inc.                                                1,131,171
      33,304   DPL, Inc.                                                                 824,940
      37,176   Edison International                                                    1,242,050
      14,568   Entergy Corp.                                                           1,150,872
      24,599   National Grid PLC, ADR (United Kingdom)                                 1,182,966
      10,891   New Jersey Resources Corp.                                                400,244
      34,857   Northeast Utilities                                                       829,248
      24,099   NSTAR                                                                     762,492
      72,470   NV Energy, Inc.                                                           873,988
      28,066   OGE Energy Corp.                                                          877,905
      29,612   PG&E Corp.                                                              1,201,951
      33,478   PPL Corp.                                                                 984,253
      34,108   Public Service Enterprise Group, Inc.                                   1,080,201
      24,141   SCANA Corp.                                                               837,210
-------------------------------------------------------------------------------------------------
                                                                                      15,908,223
-------------------------------------------------------------------------------------------------

               TOTAL COMMON STOCKS - 72.9%
               (Cost $78,393,234)                                                     88,236,475
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 5.9%
               FINANCIALS - 5.1%
      19,798   Allianz SE, 8.375%, 06/15/13 (Germany)                           $        475,350
      55,528   Bank of America Corp., Ser. MER, 8.625%, 05/28/13                       1,249,380
       1,573   Bank of America Corp., Ser. L, 7.25%, 12/31/49                          1,357,499
      54,528   Citigroup, Inc., Ser. AA, 8.125%, 02/15/18                                770,481
      19,522   Deutsche Bank Contingent Capital Trust III, 7.60%, 02/20/18               416,599
      24,015   HSBC Holdings PLC, 8.125%, 04/15/13 (United Kingdom)                      607,099
       1,607   Wells Fargo & Co., Ser. L, 7.50%, 12/31/49                              1,369,968
-------------------------------------------------------------------------------------------------
                                                                                       6,246,376
-------------------------------------------------------------------------------------------------

               MATERIALS - 0.6%
       7,186   Freeport-McMoRan Copper & Gold, Inc., 6.75%, 05/01/10                     686,263
-------------------------------------------------------------------------------------------------

               TELECOMMUNICATIONS - 0.2%
      15,744   Tele Norte Leste Participacoes SA, Preference Shares, ADR
               (Brazil)                                                                  250,959
-------------------------------------------------------------------------------------------------

               TOTAL PREFERRED STOCKS
               (Cost $6,572,437)                                                       7,183,598
-------------------------------------------------------------------------------------------------
               CLOSED-END FUNDS - 9.7%
      41,327   BlackRock Corporate High Yield Fund V, Inc.                               385,168
      42,967   BlackRock Corporate High Yield Fund VI, Inc.                              406,897
      41,618   BlackRock Enhanced Capital and Income Fund, Inc.                          608,871
      41,750   BlackRock Enhanced Dividend Achievers Trust                               382,430
      77,219   BlackRock International Growth and Income Trust                           908,868
      55,968   Blackrock Preferred and Equity Advantage Trust                            620,685
      23,800   Cohen & Steers Global Income Builder, Inc.                                245,854
      27,818   Eaton Vance Enhanced Equity Income Fund                                   369,979
      27,392   Eaton Vance Tax-Managed Buy-Write Income Fund                             407,319
      49,884   Eaton Vance Tax-Managed Buy-Write Opportunities Fund                      691,392
     102,325   Eaton Vance Tax-Managed Diversified Equity Income Fund                  1,279,063
      79,969   Eaton Vance Tax Managed Global Buy Write Opportunities Fund             1,051,592
     106,231   Eaton Vance Tax-Managed Global Diversified Equity Income Fund           1,258,837
      33,434   Evergreen Global Dividend Opportunity Fund                                334,006
      33,649   Flaherty & Crumrine/Claymore Preferred Securities Income Fund,            394,703
               Inc.
      44,819   Highland Credit Strategies Fund                                           252,331
      27,106   John Hancock Bank and Thrift Opportunity Fund                             378,671
      79,613   Nicholas-Applegate Convertible & Income Fund                              637,700
      67,940   Nicholas-Applegate Convertible & Income Fund II                           507,512
      53,321   Van Kampen Dynamic Credit Opportunities Fund                              574,267
-------------------------------------------------------------------------------------------------
               (Cost $10,382,046)                                                     11,696,145
-------------------------------------------------------------------------------------------------

See notes to financial statements.

58 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust l PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MASTER LIMITED PARTNERSHIPS - 9.5%
               ENERGY - 9.5%
      19,247   Buckeye Partners LP                                              $        904,224
      24,672   Enbridge Energy Partners LP                                             1,057,195
      29,685   Energy Transfer Equity LP                                                 798,230
      20,356   Energy Transfer Partners LP                                               825,232
      31,514   Enterprise Products Partners LP                                           850,878
      16,562   Kinder Morgan Energy Partners LP                                          875,467
      79,681   Linn Energy LLC                                                         1,696,409
      23,335   Magellan Midstream Partners LP                                            845,660
      14,285   NuStar Energy LP                                                          764,962
     115,759   Pengrowth Energy Trust (Canada)                                           997,843
      18,209   Plains All American Pipeline LP                                           863,835
      32,870   TEPPCO Partners LP                                                      1,084,710
-------------------------------------------------------------------------------------------------
               (Cost $10,465,028)                                                     11,564,645
-------------------------------------------------------------------------------------------------

               INCOME TRUSTS - 1.5%
               ENERGY - 1.5%
     129,837   Harvest Energy Trust (Canada)                                             736,176
      84,925   Penn West Energy Trust (Canada)                                         1,089,588
-------------------------------------------------------------------------------------------------
               (Cost $1,832,571)                                                       1,825,764
-------------------------------------------------------------------------------------------------

               TOTAL INVESTMENTS - 99.5%
               (Cost $107,645,316)                                                   120,506,627
               Other Assets in excess of Liabilities - 0.5%                              613,153
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $    121,119,780
=================================================================================================

ADR  - American Depositary Receipt

AG   - Stock Corporation

LLC  - Limited Liability Corporation

LP   - Limited Partnership

NV   - Publicly-Traded Company

PLC  - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SAB  de CV - Variable Capital Company

SE   - Stock Corporation

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                         Annual  Report | August  31,  2009 | 59

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

XRO | Claymore/Zacks Sector Rotation ETF

      NUMBER
   OF SHARES     DESCRIPTION                                                               VALUE
-------------------------------------------------------------------------------------------------
               COMMON STOCKS - 98.7%
               CONSUMER DISCRETIONARY - 29.5%
       5,717   Advance Auto Parts, Inc.                                         $        241,829
       2,304   Aeropostale, Inc. (a)                                                      90,202
       4,722   Amazon.com, Inc. (a)                                                      383,379
       5,555   American Eagle Outfitters, Inc.                                            74,993
       4,431   Apollo Group, Inc. - Class A (a)                                          287,217
       9,075   AutoNation, Inc. (a)                                                      172,244
       2,093   AutoZone, Inc. (a)                                                        308,194
      10,281   Bed Bath & Beyond, Inc. (a)                                               375,051
         979   Chipotle Mexican Grill, Inc. - Class A (a)                                 82,119
      11,760   Coach, Inc.                                                               332,690
       7,159   Darden Restaurants, Inc.                                                  235,746
       3,151   DeVry, Inc.                                                               161,016
      10,472   Discovery Communications, Inc. - Class A (a)                              271,434
       3,739   Dollar Tree, Inc. (a)                                                     186,726
       2,849   DreamWorks Animation SKG, Inc. - Class A (a)                               96,182
      15,695   Expedia, Inc. (a)                                                         361,770
       8,342   Family Dollar Stores, Inc.                                                252,596
      19,278   Gap, Inc.                                                                 378,813
       1,564   ITT Educational Services, Inc. (a)                                        164,204
       7,398   Kohl's Corp. (a)                                                          381,663
       4,417   Marvel Entertainment, Inc. (a)                                            213,650
       6,875   McDonald's Corp.                                                          386,650
       1,904   NetFlix, Inc. (a)                                                          83,129
       7,633   NIKE, Inc. - Class B                                                      422,792
       6,200   O'Reilly Automotive, Inc. (a)                                             237,336
       2,706   Penn National Gaming, Inc. (a)                                             79,042
       2,127   priceline.com, Inc. (a)                                                   327,515
       6,120   Ross Stores, Inc.                                                         285,437
      22,763   Starbucks Corp. (a)                                                       432,269
         724   Strayer Education, Inc.                                                   152,836
      11,857   Yum! Brands, Inc.                                                         406,102
-------------------------------------------------------------------------------------------------
                                                                                       7,864,826
-------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 20.1%
      14,763   Archer-Daniels-Midland Co.                                                425,617
       5,643   Clorox Co.                                                                333,445
       8,236   Coca-Cola Co.                                                             401,670
      18,989   Coca-Cola Enterprises, Inc.                                               383,768
       5,587   Colgate-Palmolive Co.                                                     406,175
      16,591   ConAgra Foods, Inc.                                                       340,613
       4,472   Delhaize Group, ADR (Belgium)                                             299,177
      11,143   Dr Pepper Snapple Group, Inc. (a)                                         294,621
       8,781   Hershey Co.                                                               344,479

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
       6,868   Hormel Foods Corp.                                               $        253,772
       4,667   Lorillard, Inc.                                                           339,617
       7,469   Molson Coors Brewing Co. - Class B                                        353,881
       9,341   Pepsi Bottling Group, Inc.                                                333,754
       2,585   Ralcorp Holdings, Inc. (a)                                                162,157
      18,722   Tyson Foods, Inc. - Class A                                               224,477
      16,345   Unilever NV, NY Registered Shares (Netherlands)                           456,516
-------------------------------------------------------------------------------------------------
                                                                                       5,353,739
-------------------------------------------------------------------------------------------------

               FINANCIALS - 17.6%
       2,090   BOK Financial Corp.                                                        94,552
       4,108   Capitol Federal Financial                                                 131,990
       7,129   China Life Insurance Co. Ltd., ADR (China)                                451,693
       1,270   CME Group, Inc.                                                           369,621
       4,059   Credicorp Ltd. (Bermuda)                                                  289,894
       1,706   Cullen/Frost Bankers, Inc.                                                 84,072
      11,633   Fidelity National Financial, Inc. - Class A                               174,728
       3,037   First American Corp.                                                       95,726
       6,559   First Horizon National Corp. (a)                                           87,759
       2,680   Goldman Sachs Group, Inc.                                                 443,433
       6,556   HCC Insurance Holdings, Inc.                                              173,341
       2,761   IntercontinentalExchange, Inc. (a)                                        258,982
       7,381   Jefferies Group, Inc. (a)                                                 174,634
      11,587   JPMorgan Chase & Co.                                                      503,571
       2,431   PartnerRe Ltd. (Bermuda)                                                  179,675
      20,923   Progressive Corp.                                                         345,648
       3,400   RenaissanceRe Holdings Ltd. (Bermuda)                                     185,130
      14,820   TFS Financial Corp.                                                       168,948
       9,630   Travelers Cos., Inc.                                                      485,544
-------------------------------------------------------------------------------------------------
                                                                                       4,698,941
-------------------------------------------------------------------------------------------------

               HEALTH CARE - 20.9%
      13,308   AmerisourceBergen Corp.                                                   283,593
       7,003   Biogen Idec, Inc. (a)                                                     351,621
      19,456   Bristol-Myers Squibb Co.                                                  430,561
       3,795   Cerner Corp. (a)                                                          234,189
       3,168   Dendreon Corp. (a)                                                         74,036
       2,314   Edwards Lifesciences Corp. (a)                                            143,190
       5,749   Express Scripts, Inc. (a)                                                 415,193
       6,158   Hospira, Inc. (a)                                                         240,716
       6,070   Illumina, Inc. (a)                                                        214,089
       7,578   Life Technologies Corp. (a)                                               337,448
       8,663   Medco Health Solutions, Inc. (a)                                          478,371
      18,095   Mylan, Inc. (a)                                                           265,454
       4,415   Myriad Genetics, Inc. (a)                                                 134,967
       5,588   Quest Diagnostics, Inc.                                                   301,529

See notes to financial statements.

60 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | PORTFOLIO OF INVESTMENTS continued

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
       7,664   St. Jude Medical, Inc. (a)                                       $        295,371
      15,821   UnitedHealth Group, Inc.                                                  442,988
       1,606   Universal Health Services, Inc. - Class B                                  94,369
       6,625   Vertex Pharmaceuticals, Inc. (a)                                          247,841
       4,680   Watson Pharmaceuticals, Inc. (a)                                          165,157
       7,766   WellPoint, Inc. (a)                                                       410,433
-------------------------------------------------------------------------------------------------
                                                                                       5,561,116
-------------------------------------------------------------------------------------------------

               INDUSTRIALS - 7.0%
       6,061   CH Robinson Worldwide, Inc.                                               340,992
       2,910   Dun & Bradstreet Corp.                                                    212,546
       1,272   Elbit Systems Ltd. (Israel)                                                83,532
       9,486   Expeditors International of Washington, Inc.                              309,813
       4,730   Goodrich Corp.                                                            260,907
       8,217   Iron Mountain, Inc. (a)                                                   240,676
       3,718   Manpower, Inc.                                                            192,221
       4,581   Stericycle, Inc. (a)                                                      226,851
-------------------------------------------------------------------------------------------------
                                                                                       1,867,538
-------------------------------------------------------------------------------------------------

               INFORMATION TECHNOLOGY - 3.3%
       6,336   Dolby Laboratories, Inc. - Class A (a)                                    247,167
       4,906   IAC/InterActiveCorp. (a)                                                   90,859
       4,499   Ingram Micro, Inc. - Class A (a)                                           75,403
       6,347   Visa, Inc. - Class A                                                      451,272
-------------------------------------------------------------------------------------------------
                                                                                         864,701
-------------------------------------------------------------------------------------------------

      NUMBER
   OF SHARES   DESCRIPTION                                                                 VALUE
-------------------------------------------------------------------------------------------------
               MATERIALS - 0.3%
       2,246   Scotts Miracle-Gro Co. - Class A                                 $         91,390
-------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS - 98.7%
               (Cost $23,708,426)                                                     26,302,251
-------------------------------------------------------------------------------------------------
               TRACKING STOCKS (B) - 1.2%
               CONSUMER DISCRETIONARY - 1.2%
      11,818   Liberty Media Corp. - Entertainment Series A (a)
               (Cost $307,234)                                                           329,604
-------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 99.9%
               (Cost $24,015,660)                                                     26,631,855
               Other Assets in excess of Liabilities - 0.1%                               14,931
-------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                              $     26,646,786
=================================================================================================

ADR  - American Depositary Receipt

NV   - Publicly Traded Company

(a)  Non-income producing security.

(b) A tracking stock is a security issued by a parent company to track the performance of a subsidiary, division or line of business.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 61

Claymore Exchange-Traded Fund Trust

Statement of ASSETS AND LIABILITIES | AUGUST 31, 2009

                                                                               CLAYMORE/
                                                                              BNY MELLON      CLAYMORE/
                                                 CLAYMORE/      CLAYMORE/  INTERNATIONAL     OCEAN TOMO      CLAYMORE/
                                                    BEACON     BNY MELLON      SMALL CAP         GROWTH     OCEAN TOMO
                                              SPIN-OFF ETF       BRIC ETF       LDRS ETF      INDEX ETF     PATENT ETF
                                                      (CSD)          (EEB)          (XGC)          (OTR)          (OTP)
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value       $   8,055,685  $ 751,737,426  $   4,137,174  $   2,110,336  $   6,215,262
   Cash                                             10,521         97,165         24,308         26,726              -
   Receivables:
     Fund shares sold                                    -              -              -              -              -
     Dividends                                       6,041      2,615,954          5,338          5,644         19,894
     Investments sold                                1,445      1,728,463              -              -              -
   Due from Adviser                                 70,564              -          6,417         43,582         83,499
   Other assets                                      1,308         18,140          1,413          1,157          1,942
----------------------------------------------------------------------------------------------------------------------
   Total assets                                  8,145,564    756,197,148      4,174,650      2,187,445      6,320,597
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                        -              -              -              -          5,529
   Payables:
     Fund shares redeemed                                -      1,728,662              -              -              -
     Investments purchased                               -              -            877              -              -
     Administration fee payable                          -         13,121              -              -              -
   Accrued advisory fees                                 -        305,960          1,844              -              -
   Accrued expenses                                 79,466        425,044         36,687         73,523         86,646
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                79,466      2,472,787         39,408         73,523         92,175
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                   $   8,066,098  $ 753,724,361  $   4,135,242  $   2,113,922  $   6,228,422
======================================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                           $  20,696,922 $1,066,062,168  $   6,870,999  $   2,717,409  $   8,258,004
   Accumulated undistributed net investment
   income (loss)                                   133,544      8,541,843         13,148         12,086         87,094
   Accumulated net realized gain (loss)
   on investments                              (12,951,314)  (134,155,785)    (2,856,145)      (596,331)      (888,117)
   Net unrealized appreciation
     (depreciation) on investments                 186,946   (186,723,865)       107,240        (19,242)    (1,228,559)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                   $   8,066,098  $ 753,724,361  $   4,135,242  $   2,113,922  $   6,228,422
======================================================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                    500,000     21,800,800        250,000        100,000        300,000
----------------------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share                 $       16.13  $       34.57  $       16.54  $       21.14  $       20.76
======================================================================================================================
   Investments in securities, at cost        $   7,868,739  $ 938,461,291  $   4,029,934  $   2,129,578  $   7,443,821
======================================================================================================================

See notes to financial statements.

62 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

                                                                CLAYMORE/
                                                 CLAYMORE/       SABRIENT
                                                   RAYMOND      DEFENSIVE      CLAYMORE/      CLAYMORE/
                                                JAMES SB-1         EQUITY       SABRIENT       SABRIENT
                                                EQUITY ETF      INDEX ETF    INSIDER ETF    STEALTH ETF
                                                      (RYJ)          (DEF)          (NFO)          (STH)
--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value       $  39,570,490  $  15,479,783  $  56,438,339  $   3,563,769
   Cash                                                  -              -              -              -
   Receivables:
     Fund shares sold                            1,448,460              -      1,192,716              -
     Dividends                                      21,880         61,549         44,454          3,797
     Investments sold                            2,258,542              -        767,831            362
   Due from Adviser                                      -         90,780         83,313         94,794
   Other assets                                          -          1,563          1,437          1,191
--------------------------------------------------------------------------------------------------------
   Total assets                                 43,299,372     15,633,675     58,528,090      3,663,913
--------------------------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                   50,352         21,384         16,860          6,886
   Payables:
     Fund shares redeemed                        1,448,460              -              -              -
     Investments purchased                       2,216,836              -      1,943,617              -
     Administration fee payable                          -              -              -              -
   Accrued advisory fees                            20,197              -              -              -
   Accrued expenses                                      -         94,642        105,935         97,300
--------------------------------------------------------------------------------------------------------
   Total liabilities                             3,735,845        116,026      2,066,412        104,186
--------------------------------------------------------------------------------------------------------
NET ASSETS                                   $  39,563,527  $  15,517,649  $  56,461,678  $   3,559,727
========================================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                           $  93,412,870  $  23,200,143  $  63,851,891  $  13,887,634
   Accumulated undistributed net investment
   income (loss)                                    22,929        287,673         61,329         32,129
   Accumulated net realized gain (loss)
   on investments                              (58,845,761)    (7,252,368)   (14,726,486)   (10,853,469)
   Net unrealized appreciation
     (depreciation) on investments               4,973,489       (717,799)     7,274,944        493,433
--------------------------------------------------------------------------------------------------------
NET ASSETS                                   $  39,563,527  $  15,517,649  $  56,461,678  $   3,559,727
========================================================================================================
   Shares outstanding ($0.01 par value with
      unlimited amount authorized)               2,772,822        800,000      2,400,800        250,800
--------------------------------------------------------------------------------------------------------
   Net Asset Value Per Share                 $       14.27  $       19.40  $       23.52  $       14.19
========================================================================================================
   Investments in securities, at cost        $  34,597,001  $  16,197,582  $  49,163,395  $   3,070,336
========================================================================================================

                                                                CLAYMORE/
                                                 CLAYMORE/          ZACKS      CLAYMORE/
                                                     ZACKS    MULTI-ASSET          ZACKS
                                                   MID-CAP         INCOME         SECTOR
                                                  CORE ETF      INDEX ETF   ROTATION ETF
                                                      (CZA)          (CVY)          (XRO)
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value       $   4,117,856  $ 120,506,627  $  26,631,855
   Cash                                             23,015        283,310        101,533
   Receivables:
     Fund shares sold                                    -              -              -
     Dividends                                       6,125        483,438         26,158
     Investments sold                                    -              -              -
   Due from Adviser                                 66,165              -              -
   Other assets                                      1,404         10,173          3,437
-----------------------------------------------------------------------------------------
   Total assets                                  4,214,565    121,283,548     26,762,983
-----------------------------------------------------------------------------------------

LIABILITIES
   Custodian bank                                        -              -              -
   Payables:
     Fund shares redeemed                                -              -              -
     Investments purchased                               -         11,405              -
     Administration fee payable                          -          2,723            616
   Accrued advisory fees                                 -         23,470         10,705
   Accrued expenses                                 88,367        126,170        104,876
-----------------------------------------------------------------------------------------
   Total liabilities                                88,367        163,768        116,197
-----------------------------------------------------------------------------------------
NET ASSETS                                   $   4,126,198  $ 121,119,780  $  26,646,786
=========================================================================================

COMPOSITION OF NET ASSETS
   Paid-in capital                           $   5,798,812  $ 158,018,875  $  78,036,715
   Accumulated undistributed net investment
   income (loss)                                     2,605         86,693        186,561
   Accumulated net realized gain (loss)
   on investments                               (2,219,807)   (49,847,099)   (54,192,685)
   Net unrealized appreciation
     (depreciation) on investments                 544,588     12,861,311      2,616,195
-----------------------------------------------------------------------------------------
NET ASSETS                                   $   4,126,198  $ 121,119,780  $  26,646,786
=========================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                    200,000      7,400,800      1,450,800
-----------------------------------------------------------------------------------------
   Net Asset Value Per Share                 $       20.63  $       16.37  $       18.37
=========================================================================================
   Investments in securities, at cost        $   3,573,268  $ 107,645,316  $  24,015,660
=========================================================================================

                                            Annual Report | August 31, 2009 | 63

Claymore Exchange-Traded Fund Trust

Statement of OPERATIONS | FOR THE YEAR ENDED AUGUST 31, 2009


                                                                               CLAYMORE/
                                                                              BNY MELLON      CLAYMORE/
                                                 CLAYMORE/      CLAYMORE/  INTERNATIONAL     OCEAN TOMO      CLAYMORE/
                                                    BEACON     BNY MELLON      SMALL CAP         GROWTH     OCEAN TOMO
                                              SPIN-OFF ETF       BRIC ETF       LDRS ETF      INDEX ETF     PATENT ETF
                                                      (CSD)          (EEB)          (XGC)          (OTR)          (OTP)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                           $     286,346  $  16,933,118  $      57,918  $      26,561  $     167,305
   Return of capital distributions received        (31,151)             -              -              -              -
   Foreign taxes withheld                                -       (513,128)        (1,567)             -         (4,160)
-----------------------------------------------------------------------------------------------------------------------
   Net dividend income                             255,195     16,419,990         56,351         26,561        163,145
   Net securities lending income                       477          3,417              -              -              -
   Other income                                          -              -              -              -              -
-----------------------------------------------------------------------------------------------------------------------
   Total investment income                         255,672     16,423,407         56,351         26,561        163,145
-----------------------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                     37,820      2,414,097         18,783          9,045         29,291
   Administration fee                                2,080        108,143            932            498          1,611
   Custodian fee                                    41,220        269,127         33,853         37,174         48,378
   Licensing                                         7,564        193,128          3,388          1,809          5,858
   Listing fee and expenses                          2,000          2,000          2,000          2,000          2,000
   Miscellaneous                                     7,966         39,144          8,802          7,031          7,417
   Printing expenses                                 8,640        181,837          9,960          5,806          7,575
   Professional fees                                32,849        106,976         28,180         28,840         33,505
   Registration & filings                                -            798              -              -             88
   Excise taxes                                          -         33,527              -              -              -
   Trustees' fees and expenses                       3,600          3,600          3,150          3,600          3,600
-----------------------------------------------------------------------------------------------------------------------
   Total expenses                                  143,739      3,352,377        109,048         95,803        139,323
   Advisory fees waived                            (37,820)      (248,101)       (16,939)        (9,045)       (29,291)
   Other expenses waived or reimbursed             (56,754)             -        (68,226)       (75,000)       (71,953)
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                     49,165      3,104,276         23,883         11,758         38,079
-----------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                    206,507     13,319,131         32,468         14,803        125,066
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                  (6,591,087)  (120,612,539)    (2,700,547)      (581,920)      (878,936)
   In-kind transactions                         (1,065,289)   (85,059,323)        32,569              -       (633,368)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                        (7,656,376)  (205,671,862)    (2,667,978)      (581,920)    (1,512,304)
Net change in unrealized appreciation
   (depreciation) on investments                 3,068,604     15,163,162      1,290,357        166,745       (628,527)
-----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments                             (4,587,772)  (190,508,700)    (1,377,621)      (415,175)    (2,140,831)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                 $  (4,381,265) $(177,189,569) $  (1,345,153) $    (400,372) $  (2,015,765)
=======================================================================================================================

* Results for the period prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund.

** Amount represents accrued expenses for the period prior to September 4, 2008 for Claymore/Raymond James SB-1 Equity Fund.

See notes to financial statements.

64 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

                                                                  CLAYMORE/
                                                 CLAYMORE/         SABRIENT
                                                   RAYMOND        DEFENSIVE      CLAYMORE/      CLAYMORE/
                                                JAMES SB-1           EQUITY       SABRIENT       SABRIENT
                                               EQUITY ETF*        INDEX ETF    INSIDER ETF    STEALTH ETF
                                                      (RYJ)            (DEF)          (NFO)          (STH)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                           $     742,018    $     636,016  $     454,148  $     130,908
   Return of capital distributions
     received                                     (253,234)         (61,019)       (59,610)        (6,080)
   Foreign taxes withheld                           (2,442)         (25,475)          (597)             -
----------------------------------------------------------------------------------------------------------
   Net dividend income                             486,342          549,522        393,941        124,828
   Net securities lending income                         -              259            250            740
   Other income                                        251                -              -              -
----------------------------------------------------------------------------------------------------------
   Total investment income                         486,593          549,781        394,191        125,568
----------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                    337,315           71,839        114,254         19,681
   Administration fee                                    -            3,951          6,284          1,083
   Custodian fee                                         -           42,583         45,224         50,567
   Licensing                                             -           14,368         23,037          3,936
   Listing fee and expenses                              -            2,000          2,000          2,000
   Miscellaneous                                    17,714**         12,323         13,546         12,715
   Printing expenses                                     -           10,390         13,147          7,448
   Professional fees                                     -           32,206         38,085         35,453
   Registration & filings                                -                -            300            129
   Excise taxes                                          -                -              -              -
   Trustees' fees and expenses                           -            3,600          3,600          3,600
----------------------------------------------------------------------------------------------------------
   Total expenses                                  355,029          193,260        259,477        136,612
   Advisory fees waived                                  -          (71,839)      (110,947)       (19,681)
   Other expenses waived or reimbursed                   -          (28,030)             -        (91,347)
----------------------------------------------------------------------------------------------------------
   Net Expenses                                    355,029           93,391        148,530         25,584
----------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                    131,564          456,390        245,661         99,984
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                 (37,865,431)      (4,652,739)    (9,504,794)    (3,631,077)
   In-kind transactions                          3,444,859          180,940         38,799        101,476
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                       (34,420,572)      (4,471,799)    (9,465,995)    (3,529,601)
Net change in unrealized appreciation
   (depreciation)
on investments                                  (3,411,768)         427,270      8,145,607        414,969
----------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
     (loss) on investments                     (37,832,340)      (4,044,529)    (1,320,388)    (3,114,632)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                 $ (37,700,776)   $  (3,588,139) $  (1,074,727) $  (3,014,648)
==========================================================================================================

                                                                  CLAYMORE/
                                                 CLAYMORE/            ZACKS      CLAYMORE/
                                                     ZACKS      MULTI-ASSET          ZACKS
                                                   MID-CAP           INCOME         SECTOR
                                                  CORE ETF        INDEX ETF   ROTATION ETF
                                                      (CZA)            (CVY)          (XRO)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                            $     98,060    $   4,352,340   $    713,884
   Return of capital distributions
     received                                      (38,349)        (467,924)             -
   Foreign taxes withheld                             (783)         (69,676)        (9,450)
-------------------------------------------------------------------------------------------
   Net dividend income                              58,928        3,814,740        704,434
   Net securities lending income                         -            3,922              -
   Other income                                          -                -              -
-------------------------------------------------------------------------------------------
   Total investment income                          58,928        3,818,662        704,434
-------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                     16,531          265,509        180,198
   Administration fee                                  909           14,603          9,911
   Custodian fee                                    42,713           58,939         45,877
   Licensing                                         3,306           58,994         37,775
   Listing fee and expenses                          2,000            2,000          2,000
   Miscellaneous                                    12,166           14,750         14,817
   Printing expenses                                14,827           25,240         18,380
   Professional fees                                32,209           51,942         33,183
   Registration & filings                                -                -             75
   Excise taxes                                          -                -              -
   Trustees' fees and expenses                       3,600            3,600          3,600
-------------------------------------------------------------------------------------------
   Total expenses                                  128,261          495,577        345,816
   Advisory fees waived                            (16,531)        (150,415)      (111,559)
   Other expenses waived or reimbursed             (90,240)               -              -
-------------------------------------------------------------------------------------------
   Net Expenses                                     21,490          345,162        234,257
-------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                     37,438        3,473,500        470,177
-------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized gain (loss) on
   Investments                                  (1,541,489)     (32,535,412)   (29,153,767)
   In-kind transactions                            241,136       13,845,005     (5,369,999)
-------------------------------------------------------------------------------------------
Net realized gain (loss)                        (1,300,353)     (18,690,407)   (34,523,766)
Net change in unrealized appreciation
   (depreciation) on investments                   574,968       18,058,096      1,745,543
-------------------------------------------------------------------------------------------
   Net realized and unrealized gain
     (loss) on investments                        (725,385)        (632,311)   (32,778,223)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                  $   (687,947)   $   2,841,189   $(32,308,046)
===========================================================================================

                                            Annual Report | August 31, 2009 | 65

Claymore Exchange-Traded Fund Trust

Statement of CHANGES IN NET ASSETS |

                                                                                                         CLAYMORE/BNY MELLON
                                           CLAYMORE/BEACON               CLAYMORE/BNY MELLON                INTERNATIONAL
                                         SPIN-OFF ETF (CSD)                BRIC ETF (EEB)             SMALL CAP LDRS ETF (XGC)
                                   -----------------------------   -----------------------------   -----------------------------
                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                        ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                        2009            2008            2009            2008            2009           2008
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)    $     206,507   $     405,917   $  13,319,131   $  12,816,930   $      32,468  $      31,868
   Net realized gain (loss)           (7,656,376)     (8,981,319)   (205,671,862)    143,644,004      (2,667,978)      (160,964)
   Net unrealized appreciation
     (depreciation)                    3,068,604        (680,250)     15,163,162    (246,373,841)      1,290,357       (976,111)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
       from operations                (4,381,265)     (9,255,652)   (177,189,569)    (89,912,907)     (1,345,153)    (1,105,207)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net
     investment income                  (256,800)       (239,850)    (15,996,826)     (4,801,815)        (53,100)       (37,000)
   From and in excess of net
     realized gain                             -               -               -               -               -              -
   Return of capital                           -               -               -               -               -              -
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                  (256,800)       (239,850)    (15,996,826)     (4,801,815)        (53,100)       (37,000)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                -      10,976,579     310,343,662   1,166,965,039       1,610,505      2,266,907
   Cost of shares redeemed            (2,527,991)    (37,042,030)   (222,712,732)   (632,062,230)     (2,203,001)             -
--------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from
       capital share transactions     (2,527,991)    (26,065,451)     87,630,930     534,902,809        (592,496)     2,266,907
--------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
     net assets                       (7,166,056)    (35,560,953)   (105,555,465)    440,188,087      (1,990,749)     1,124,700

NET ASSETS
   Beginning of period                15,232,154      50,793,107     859,279,826     419,091,739       6,125,991      5,001,291
--------------------------------------------------------------------------------------------------------------------------------
   End of period                   $   8,066,098   $  15,232,154   $ 753,724,361   $ 859,279,826   $   4,135,242  $   6,125,991
================================================================================================================================
   Accumulated undistributed net
     investment income
   (loss) at end of period         $     133,544   $     218,379   $   8,541,843   $  11,219,538   $      13,148  $      33,780
================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                 -         400,000       9,550,000      22,800,000         100,000        100,000
   Shares redeemed                      (200,000)     (1,450,000)     (7,750,000)    (13,100,000)       (150,000)             -
   Shares outstanding, beginning
     of period                           700,000       1,750,000      20,000,800      10,300,800         300,000        200,000
--------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of
     period                              500,000         700,000      21,800,800      20,000,800         250,000        300,000
================================================================================================================================

* Results for the period prior to September 4, 2008 are of Claymore/Raymond James SB-1 Fund.

** Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. Please refer to Note 4-Federal Income Taxes.

See notes to financial statements.

66 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

                                         CLAYMORE/OCEANTOMO             CLAYMORE/OCEAN TOMO               CLAYMORE/RAYMOND
                                       GROWTH INDEX ETF (OTR)             PATENT ETF (OTP)          JAMES SB-1 EQUITY ETF (RYJ)
                                   -----------------------------   -----------------------------   -------------------------------
                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                        ENDED            ENDED           ENDED          ENDED           ENDED          ENDED
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                         2009            2008            2009            2008           2009*          2008*
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)    $      14,803   $     (12,120)  $     125,066   $     126,801   $     131,564  $    (276,133)
   Net realized gain (loss)             (581,920)        231,028      (1,512,304)        503,471     (34,420,572)   (14,537,316)
   Net unrealized appreciation
     (depreciation)                      166,745        (424,792)       (628,527)     (1,313,087)     (3,411,768)    (8,692,254)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
       from operations                  (400,372)       (205,884)     (2,015,765)       (682,815)    (37,700,776)   (23,505,703)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net
     investment income                    (7,000)        (17,000)       (132,900)       (240,000)              -              -
   From and in excess of net
     realized gain                             -               -               -               -               -    (18,853,443)**
   Return of capital                           -               -               -               -        (114,603)    (1,612,550)**
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                    (7,000)        (17,000)       (132,900)       (240,000)       (114,603)   (20,465,993)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                -       1,497,572               -       4,320,250       6,947,550              -
   Cost of shares redeemed                     -      (1,497,572)     (1,892,085)     (1,504,852)   (126,594,498)             -
----------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from
       capital share transactions              -               -      (1,892,085)      2,815,398    (119,646,948)             -
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in
     net assets                         (407,372)       (222,884)     (4,040,750)      1,892,583    (157,462,327)   (43,971,696)

NET ASSETS
   Beginning of period                 2,521,294       2,744,178      10,269,172       8,376,589     197,025,854    240,997,550
----------------------------------------------------------------------------------------------------------------------------------
   End of period                   $   2,113,922   $   2,521,294   $   6,228,422   $  10,269,172   $  39,563,527  $ 197,025,854
==================================================================================================================================
   Accumulated undistributed net
     investment income
   (loss) at end of period         $      12,086   $       4,283   $      87,094   $      95,143   $      22,929  $      53,617
==================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                 -          50,000               -         150,000         500,000              -
   Shares redeemed                             -         (50,000)       (100,000)        (50,000)     (8,850,000)             -
   Shares outstanding, beginning
     of period                           100,000         100,000         400,000         300,000      11,122,822     11,122,822
----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of
     period                              100,000         100,000         300,000         400,000       2,772,822     11,122,822
==================================================================================================================================

                                            Annual Report | August 31, 2009 | 67

Claymore Exchange-Traded Fund Trust | STATEMENT OF CHANGES IN NET ASSETS continued


                                    CLAYMORE/SABRIENT DEFENSIVE          CLAYMORE/SABRIENT              CLAYMORE/SABRIENT
                                        EQUITY INDEX ETF (DEF)           INSIDER ETF (NFO)              STEALTH ETF (STH)
                                   -----------------------------   -----------------------------   -----------------------------
                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                        ENDED           ENDED           ENDED           ENDED            ENDED         ENDED
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,       AUGUST 31,    AUGUST 31,
                                        2009            2008            2009            2008             2009          2008
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)    $     456,390   $     548,131   $     245,661   $     552,842   $      99,984  $     281,091
   Net realized gain (loss)           (4,471,799)     (1,645,325)     (9,465,995)     (2,489,618)     (3,529,601)    (5,522,134)
   Net unrealized appreciation
     (depreciation)                      427,270        (694,069)      8,145,607        (578,625)        414,969      2,584,485
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets
     resulting from operations        (3,588,139)     (1,791,263)     (1,074,727)     (2,515,401)     (3,014,648)    (2,656,558)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net
     investment income                  (425,000)       (430,500)       (407,866)       (266,224)       (166,042)      (240,975)
   From and in excess of net
     realized gain                             -               -               -               -               -              -
   Return of capital                           -               -               -               -               -              -
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                  (425,000)       (430,500)       (407,866)       (266,224)       (166,042)      (240,975)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares        4,148,944      14,001,094      48,820,789      15,981,093       1,217,682      9,404,844
   Cost of shares redeemed            (1,801,869)    (22,252,149)    (21,731,297)    (13,321,007)     (3,310,817)   (16,068,257)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from
       capital share transactions      2,347,075      (8,251,055)     27,089,492       2,660,086      (2,093,135)    (6,663,413)
--------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in
       net assets                     (1,666,064)    (10,472,818)     25,606,899        (121,539)     (5,273,825)    (9,560,946)

NET ASSETS
   Beginning of period                17,183,713      27,656,531      30,854,779      30,976,318       8,833,552     18,394,498
--------------------------------------------------------------------------------------------------------------------------------
   End of period                   $  15,517,649   $  17,183,713   $  56,461,678   $  30,854,779   $   3,559,727  $   8,833,552
================================================================================================================================
   Accumulated undistributed net
     investment income
   (loss) at end of period         $     287,673   $     280,969   $      61,329   $     331,930   $      32,129  $     117,955
================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                           200,000         550,000       2,300,000         550,000         100,000        350,000
   Shares redeemed                      (100,000)       (900,000)     (1,050,000)       (450,000)       (250,000)      (650,000)
   Shares outstanding, beginning
     of period                           700,000       1,050,000       1,150,800       1,050,800         400,800        700,800
--------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of
     period                              800,000         700,000       2,400,800       1,150,800         250,800        400,800
================================================================================================================================

* Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. Please refer to Note 4-Federal Income Taxes.

See notes to financial statements.

68 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

                                                                         CLAYMORE/ZACKS
                                           CLAYMORE/ZACKS                  MULTI-ASSET                       CLAYMORE/ZACKS
                                       MID-CAP CORE ETF (CZA)         INCOME INDEX ETF (CVY)            SECTOR ROTATION ETF (XRO)
                                   -----------------------------   -----------------------------   ------------------------------
                                    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED            ENDED           ENDED           ENDED           ENDED
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                         2009            2008           2009            2008             2009          2008
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
FROM OPERATIONS
   Net investment income (loss)    $      37,438   $      11,784   $   3,473,500   $   3,624,923   $     470,177  $     640,891
   Net realized gain (loss)           (1,300,353)       (491,357)    (18,690,407)    (14,474,629)    (34,523,766)   (15,877,201)
   Net unrealized appreciation
     (depreciation)                      574,968         157,777      18,058,096         477,366       1,745,543       (148,048)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in
       net assets resulting
       from operations                  (687,947)       (321,796)      2,841,189     (10,372,340)    (32,308,046)   (15,384,358)
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net
     investment income                   (22,028)        (19,000)     (2,741,673)     (2,943,766)       (283,010)      (477,579)*
   From and in excess of net
     realized gain                             -               -               -               -               -              -
   Return of capital                     (10,972)              -      (1,272,195)       (881,144)              -       (157,826)*
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                   (33,000)        (19,000)     (4,013,868)     (3,824,910)       (283,010)      (635,405)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares        2,704,344       2,603,741     116,811,850      50,404,732       9,128,779    192,680,770
   Cost of shares redeemed            (2,616,876)     (2,603,741)    (45,806,821)    (79,030,683)    (47,801,402)  (143,760,837)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) from
       capital share transactions         87,468               -      71,005,029     (28,625,951)    (38,672,623)    48,919,933
---------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in
       net assets                       (633,479)       (340,796)     69,832,350     (42,823,201)    (71,263,679)    32,900,170

NET ASSETS
   Beginning of period                 4,759,677       5,100,473      51,287,430      94,110,631      97,910,465     65,010,295
---------------------------------------------------------------------------------------------------------------------------------
   End of period                   $   4,126,198   $   4,759,677   $ 121,119,780   $  51,287,430   $  26,646,786  $  97,910,465
=================================================================================================================================
   Accumulated undistributed net
     investment income
   (loss) at end of period         $       2,605   $      21,369   $      86,693   $     220,805   $     186,561  $           -*
=================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                           150,000         100,000       7,900,000       2,000,000         550,000      6,200,000
   Shares redeemed                      (150,000)       (100,000)     (2,950,000)     (3,150,000)     (2,650,000)    (4,850,000)
   Shares outstanding, beginning
     of period                           200,000         200,000       2,450,800       3,600,800       3,550,800      2,200,800
--------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of
     period                              200,000         200,000       7,400,800       2,450,800       1,450,800      3,550,800
=================================================================================================================================

                                            Annual Report | August 31, 2009 | 69

Claymore Exchange-Traded Fund Trust

Financial HIGHLIGHTS |

CSD | Claymore/Beacon Spin-Off ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR    DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         21.76    $         29.02    $             25.18
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.38               0.34                   0.04
   Net realized and unrealized gain (loss)                         (5.58)             (7.42)                  3.80
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (5.20)             (7.08)                  3.84
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.43)             (0.18)                     -
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $         16.13    $         21.76    $             29.02
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         16.09    $         21.79    $             28.97
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                -23.14%            -24.50%                 15.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         8,066    $        15,232    $            50,793
Ratio of net expenses to average net assets *                       0.65%              0.69%                  0.75%(c)
Ratio of net investment income to average net assets *              2.83%              1.34%                  0.17%(c)
Portfolio turnover rate (d)                                           89%                62%                    23%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                    1.90%             1.08%                   1.11%(c)
   Ratio of net investment income (loss) to average net assets      1.58%             0.95%                  -0.19%(c)

**   Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

70 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

EEB | Claymore BNY Mellon BRIC ETF


                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         42.96    $         40.69    $             24.58

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.79               0.65                   0.62
   Net realized and unrealized gain (loss) on
     investments                                                   (8.15)              1.86                  15.54
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (7.36)              2.51                  16.16
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (1.03)             (0.24)                 (0.05)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         34.57    $         42.96    $             40.69
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         34.55    $         42.98    $             40.75
======================================================================================================================

TOTAL RETURN * (b)
   Net asset value                                               -15.95%               6.06%                 65.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $       753,724    $       859,280    $           419,092
Ratio of net expenses to average net assets*                        0.64%              0.60%                  0.64%(c)
Ratio of net investment income (loss) to average net
assets*                                                             2.76%              1.32%                  1.89%(c)
Portfolio turnover rate (d)                                           16%                 6%                     3%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                    0.69%              0.61%                  0.68%(c)
   Ratio of net investment income (loss) to average net
      assets                                                        2.71%              1.31%                  1.85%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 71

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

XGC | Claymore/BNY Mellon International Small Cap LDRs ETF

                                                                                                     FOR THE PERIOD
                                                            FOR THE YEAR        FOR THE YEAR        APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                                    ENDED               ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009     AUGUST 31, 2008        AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         20.42       $       25.01    $             25.02
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.12                0.12                  (0.01)
   Net realized and unrealized gain (loss)                         (3.82)              (4.52)                     -
-----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (3.70)              (4.40)                 (0.01)
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                      (0.18)              (0.19)                     -
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         16.54       $       20.42    $             25.01
=======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         16.51       $       20.62    $             25.02
=======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                               -17.87%             -17.73%                 -0.04%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         4,135       $       6,126    $             5,001
Ratio of net expenses to average net assets*                        0.63%(c)            1.04%                  1.77%(d)
Ratio of net investment income (loss) to average net
   assets*                                                          0.85%(c)            0.54%                 -0.06%(d)
Portfolio turnover rate (e)                                           97%                 25%                     2%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 2.87%               2.86%                  7.01%(c)
      Ratio of net investment income (loss) to average net assets  -1.39%              -1.28%                 -5.30%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) The 0.60% expense cap was replaced with a 0.45% unitary investment advisory fee on July 27,2009.

(d)   Annualized.

(e) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

72 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

OTR | Claymore/Ocean Tomo Growth Index ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR        APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         25.21    $         27.44    $             25.14
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(a)                                  0.15              (0.12)                 (0.05)
   Net realized and unrealized gain (loss)                         (4.15)             (1.94)                  2.35
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (4.00)             (2.06)                  2.30
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.07)             (0.17)                     -
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         21.14    $         25.21    $             27.44
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         21.00    $         25.65    $             27.45
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                -15.78%             -7.58%                  9.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         2,114    $         2,521    $             2,744
Ratio of net expenses to average net assets*                        0.65%              1.53%                  2.03%(c)
Ratio of net investment loss to average net assets*                 0.82%             -0.46%                 -0.46%(c)
Portfolio turnover rate (d)                                           62%                24%                     1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 5.30%              5.49%                  8.48%(c)
      Ratio of net investment income (loss) to average net assets  -3.83%             -4.42%                 -6.91%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 73

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

OTP | Claymore/Ocean Tomo Patent ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR    DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         25.67    $         27.92    $             25.27
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.40               0.34                   0.17
   Net realized and unrealized gain (loss)
     on investments                                                (4.87)             (1.99)                  2.48
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (4.47)             (1.65)                  2.65
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.44)             (0.60)                     -(e)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         20.76    $         25.67    $             27.92
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         20.74    $         25.84    $             27.66
======================================================================================================================

TOTAL RETURN*(b)
   Net asset value                                                -17.12%             -6.11%                  10.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         6,228    $        10,269    $             8,377
Ratio of net expenses to average net assets*                        0.65%              0.75%                  0.91%(c)
Ratio of net investment income (loss) to average net
   assets*                                                          2.13%              1.25%                  0.90%(c)
Portfolio turnover rate (d)                                           33%                18%                     4%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 2.38%              1.86%                  1.97%(c)
      Ratio of net investment income (loss) to average net assets   0.40%              0.14%                 -0.16%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

(e)   Amount is less than $0.01

See notes to financial statements.

74 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

RYJ | Claymore/Raymond James SB-1 Equity ETF

                                                                                                                FOR THE PERIOD
                                                        FOR THE YEAR       FOR THE YEAR         FOR THE YEAR      MAY 19, 2006
                                                               ENDED              ENDED                ENDED           THROUGH
PER SHARE OPERATING PERFORMANCE                           AUGUST 31,         AUGUST 31,           AUGUST 31,        AUGUST 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2009 (a)           2008 (a)             2007 (a)          2006 (a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $         17.71    $         21.67    $           19.15    $        19.10(b)
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (c)                             0.03              (0.02)               (0.05)            (0.00)(d)
   Net realized and unrealized gain (loss) on
     investments                                               (3.44)             (2.10)                2.68              0.09
-----------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (3.41)             (2.12)                2.63              0.09
-----------------------------------------------------------------------------------------------------------------------------------

COMMON SHARES' OFFERING EXPENSES CHARGED TO
   PAID-IN-CAPITAL                                                 -                  -                    -             (0.04)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net realized gain                         -              (1.70)(i)            (0.11)                -
   Return of capital                                           (0.03)             (0.14)(i)                -                 -
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                         (0.03)             (1.84)               (0.11)                -
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $         14.27    $         17.71    $           21.67    $        19.15
===================================================================================================================================

MARKET VALUE, END OF PERIOD                          $         14.26    $         17.62    $           19.27    $        17.50
===================================================================================================================================

TOTAL RETURN (e)
   Net asset value                                            -19.17%            -10.54%               13.78%             0.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $        39,564    $       197,026    $         240,998    $      212,982
Ratio of net expenses to average net assets                     0.76%(h)           1.25%                1.09%             1.12%(f)
Ratio of net investment income to average net
   assets                                                       0.28%             (0.13)%              (0.06)%           (0.06)%(f)
Portfolio turnover rate (g)                                      195%               142%                 166%               41%

(a) Results for periods prior to September 4, 2008 are of Claymore/Raymond James SB-1 Equity Fund, which commenced on May 19, 2006.

(b)   Before deduction of offering expenses charged to capital.

(c)   Based on average shares outstanding during the period.

(d)   Amount is less than $0.01.

(e) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. Prior to September 4, 2008, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of Claymore/Raymond James SB-1 Equity Fund. See Note 1 in the Notes to Financial Statements. A return calculated for a period of less than one year is not annualized.

(f)   Annualized.

(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(h) The annualized expense ratio is capped at 0.75% from the date of the reorganization. This ratio includes expenses for the Claymore/Raymond James SB-1 Equity Fund for the period prior to the reorganization.

(i) Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to common shareholders from and in excess of net realized gain and distributions paid to common shareholders from return of capital.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 75

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

DEF | Claymore/Sabrient Defensive Equity Index ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR    DECEMBER 15, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         24.55    $         26.34    $             25.07
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                        0.57               0.62                   0.31
   Net realized and unrealized gain (loss)                         (5.22)             (2.00)                  0.97
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (4.65)             (1.38)                  1.28
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (0.50)             (0.41)                 (0.01)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         19.40    $         24.55    $             26.34
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         19.38    $         24.60    $             26.29
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                -18.72%             -5.32%                  5.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $        15,518    $        17,184    $            27,657
Ratio of net expenses to average net assets*                        0.65%              0.70%                  0.79%(c)
Ratio of net investment income (loss) to average net
   assets*                                                          3.18%              2.43%                  1.64%(c)
Portfolio turnover rate (d)                                           98%                60%                    21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 1.35%              1.24%                  1.35%(c)
      Ratio of net investment income (loss) to average net assets   2.48%              1.89%                  1.08%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

76 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

NFO | Claymore/Sabrient Insider ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         26.81    $         29.48    $             25.14
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                        0.22               0.53                   0.11
   Net realized and unrealized gain (loss)                         (2.93)             (2.92)                  4.27
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (2.71)             (2.39)                  4.38
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.58)             (0.28)                 (0.04)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         23.52    $         26.81    $             29.48
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         23.50    $         26.79    $             29.45
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                 -9.39%             -8.19%                 17.43%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $        56,462    $        30,855    $            30,976
Ratio of net expenses to average net assets*                        0.65%              0.66%                  0.76%(c)
Ratio of net investment income (loss) to average net
   assets*                                                          1.08%              1.91%                  0.41%(c)
Portfolio turnover rate (d)                                           94%                84%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of expenses to average net assets                       1.14%              1.07%                  1.15%(c)
      Ratio of net investment income (loss) to average net assets   0.59%              1.50%                  0.02%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 77

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

STH | Claymore/Sabrient Stealth ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         22.04    $         26.25    $             25.15
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                        0.35               0.57                   0.22
   Net realized and unrealized gain (loss)                         (7.65)             (4.34)                  0.95
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (7.30)             (3.77)                  1.17
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.55)             (0.44)                 (0.07)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         14.19    $         22.04    $             26.25
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         14.11    $         22.02    $             26.18
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                -32.91%            -14.44%                  4.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         3,560    $         8,834    $            18,394
Ratio of net expenses to average net assets*                        0.65%              0.67%                  0.84%(c)
Ratio of net investment income (loss) to average net
assets*                                                             2.54%              2.44%                  0.83%(c)
Portfolio turnover rate (d)                                          194%               180%                    61%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 3.47%              1.75%                  1.51%(c)
      Ratio of net investment income (loss) to average net assets  -0.28%              1.36%                  0.16%(c)

**    Commencement of investment operations

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

78 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

CZA | Claymore/Zacks Mid-Cap Core ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR        APRIL 2, 2007**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         23.80    $         25.50    $             25.09
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.20               0.06                  (0.02)
   Net realized and unrealized gain (loss)                         (3.20)             (1.66)                  0.43
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (3.00)             (1.60)                  0.41
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                     (0.11)             (0.10)                     -
   Return of Capital                                               (0.06)                 -                      -
----------------------------------------------------------------------------------------------------------------------
     Total distribution                                            (0.17)             (0.10)                     -
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         20.63    $         23.80    $             25.50
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         20.64    $         23.99    $             25.59
======================================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                -12.44%             -6.32%                  1.64%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $         4,126    $         4,760    $             5,100
Ratio of net expenses to average net assets*                        0.65%              1.12%                  1.81%(c)
Ratio of net investment income (loss) to average net
   assets*                                                          1.13%              0.24%                 -0.21%(c)
Portfolio turnover rate (d)                                          205%               136%                    17%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 3.88%              3.30%                  7.13%(c)
      Ratio of net investment income (loss) to average net
      assets                                                       -2.10%             -1.94%                 -5.53%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 79

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

CVY | Claymore/Zacks Multi-Asset Income Index ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         20.93    $         26.14    $             24.96
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.91               1.36                   1.06
   Net realized and unrealized gain (loss)
      on investments                                               (4.26)             (5.18)                  1.12
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (3.35)             (3.82)                  2.18
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (0.83)             (1.07)                 (0.88)
   Return of capital                                               (0.38)             (0.32)                 (0.12)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (1.21)             (1.39)                 (1.00)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         16.37    $         20.93    $             26.14
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         16.37    $         20.94    $             26.10
======================================================================================================================

TOTAL RETURN * (b)
   Net asset value                                                -14.63%            -14.92%                  8.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $       121,120    $        51,287    $            94,111
Ratio of net expenses to average net assets*                        0.65%              0.65%                  0.70%(c)
Ratio of net investment income (loss) to average net
assets*                                                             6.54%              5.81%                  4.17%(c)
Portfolio turnover rate (d)                                          133%               195%                    21%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 0.93%              0.89%                  0.90%(c)
      Ratio of net investment income (loss) to average
      net assets                                                    6.26%              5.57%                  3.97%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

80 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | FINANCIAL HIGHLIGHTS continued

XRO | Claymore/Zacks Sector Rotation ETF

                                                                                                    FOR THE PERIOD
                                                            FOR THE YEAR       FOR THE YEAR   SEPTEMBER 21, 2006**
PER SHARE OPERATING PERFORMANCE                                    ENDED              ENDED                THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD            AUGUST 31, 2009    AUGUST 31, 2008        AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         27.57    $         29.54    $             24.98
----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                 0.23               0.18                   0.17
   Net realized and unrealized gain (loss)
      on investments                                               (9.29)             (1.96)                  4.43
----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                              (9.06)             (1.78)                  4.60
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                           (0.14)             (0.14)(e)              (0.04)
   Return of capital                                                   -              (0.05)(e)                  -
----------------------------------------------------------------------------------------------------------------------
   Total distributions                                             (0.14)             (0.19)                 (0.04)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                           $         18.37    $         27.57    $             29.54
======================================================================================================================

MARKET VALUE, END OF PERIOD                              $         18.35    $         27.55    $             29.61
======================================================================================================================

TOTAL RETURN * (b)
   Net asset value                                                -32.80%             -6.13%                 18.41%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $        26,647    $        97,910    $            65,010
Ratio of net expenses to average net assets*                        0.65%              0.65%                  0.72%(c)
Ratio of net investment income (loss) to average net
assets*                                                             1.30%              0.60%                  0.64%(c)
Portfolio turnover rate (d)                                          268%               167%                    47%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                 0.96%              0.80%                  0.97%(c)
      Ratio of net investment income (loss) to average
      net assets                                                    0.99%              0.45%                  0.39%(c)

**    Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized for periods less than a year and does not include securities received or delivered from processing creations or redemptions.

(e) Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period. This resulted in a $0.05 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.

                                            Annual Report | August 31, 2009 | 81

Claymore Exchange-Traded Fund Trust

Notes to FINANCIAL STATEMENTS | AUGUST 31, 2009

Note 1 - ORGANIZATION:

Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006.

Claymore/Raymond James SB-1 Equity Fund (the "Predecessor Fund" or "Raymond James SB- 1 CEF"), a closed-end fund organized as a Delaware statutory trust on March 7, 2006, reorganized with and into Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), an exchange-traded fund and newly created series of the Trust effective close of business Wednesday, September 3, 2008. The Predecessor Fund ceased trading on the New York Stock Exchange ("NYSE") on Wednesday, September 3, 2008, and RYJ ETF began trading on the NYSE Arca on Thursday, September 4, 2008 under the ticker symbol "RYJ," the same ticker symbol previously used by the Predecessor Fund. The assets of the Predecessor Fund were transferred to, and the liabilities of the Predecessor Fund were assumed by, RYJ ETF in exchange for shares of the Predecessor Fund on a one share for one share basis based upon the net asset value of the Predecessor Fund on close of business Wednesday, September 3, 2008. RYJ ETF shares have been distributed to the Predecessor Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor Fund has been terminated.

At the end of the period, the Trust consisted of 20 portfolios. The following 12 portfolios have an annual reporting period-end on August 31, 2009:

Claymore/Beacon Spin-Off ETF                                  "Beacon Spin-Off"
Claymore/BNY Mellon BRIC ETF                                  "BNY Mellon BRIC"
Claymore/BNY Mellon                                   "BNY Mellon International
   International Small Cap LDRs ETF                             Small Cap LDRs"
Claymore/Ocean Tomo Growth Index ETF                        "Ocean Tomo Growth"
Claymore/Ocean Tomo Patent ETF                              "Ocean Tomo Patent"
Claymore/Raymond James SB-1 Equity ETF              "Raymond James SB-1 Equity"
Claymore/Sabrient Defensive Equity Index ETF        "Sabrient Defensive Equity"
Claymore/Sabrient Insider ETF                                "Sabrient Insider"
Claymore/Sabrient Stealth ETF                                "Sabrient Stealth"
Claymore/Zacks Mid-Cap Core ETF                            "Zacks Mid-Cap Core"
Claymore/Zacks Multi-Asset Income Index ETF          "Zacks Multi-Asset Income"
Claymore/Zacks Sector Rotation ETF                      "Zacks Sector Rotation"

Effective July 27, 2009, Claymore/Great Companies Large-Cap Growth Index ETF (the "Great Companies Fund") changed its name to the Claymore/BNY Mellon International Small Cap LDRs ETF. At that time, the Great Companies Fund changed its policy of seeking investment results that correspond generally to the performance, before the Great Companies Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index. Instead, BNY Mellon International Small Cap LDRs now seeks investment results that correspond generally to the performance, before fees and expenses, of The Bank of New York Mellon Small Cap Select ADR Index (the "Small Cap Index"). The Small Cap Index provides investors with broad exposure to international small-cap companies as defined by The Bank of New York Mellon. BNY Mellon International Small Cap LDRs Board of Trustees also approved a revised Advisory Agreement for BNY Mellon International Small Cap LDRs that reduced the advisory fee. BNY Mellon International Small Cap LDRs now charges a unitary management fee at an annual rate of 0.45% of BNY Mellon International Small Cap LDRs average daily net assets. Previously, the Great Companies Fund employed an expense cap of 0.60%.

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                       INDEX
--------------------------------------------------------------------------------
Beacon Spin-Off                                            Beacon Spin-Off Index
BNY Mellon BRIC                                      The Bank of New York Mellon
                                                           BRIC Select ADR Index
BNY Mellon International                       The Bank of New York Mellon Small
  Small Cap LDRs                                            Cap Select ADR Index
Ocean Tomo Growth                          Ocean Tomo 300(R) Patent Growth Index
Ocean Tomo Patent                                 Ocean Tomo 300(R) Patent Index
Raymond James SB-1 Equity                        Raymond James SB-1 Equity Index
Sabrient Defensive Equity                        Sabrient Defensive Equity Index
Sabrient Insider                                Sabrient Insider Sentiment Index
Sabrient Stealth                                          Sabrient Stealth Index
Zacks Mid-Cap Core                                      Zacks Mid-Cap Core Index
Zacks Multi-Asset Income                          Zacks Multi-Asset Income Index
Zacks Sector Rotation                                Zacks Sector Rotation Index

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) VALUATION OF INVESTMENTS

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Valuation Measurements" ("FAS 157"). The Funds adopted FAS 157 effective on September 1, 2008. This standard clarifies the defini-

82 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

tion of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). In April 2009, the FASB issued FASB Staff Position ("FSP") FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP 157-4). FSP 157-4 provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability has significantly decreased. The following tables represent each Fund's investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of August 31, 2009:

BEACON SPIN-OFF
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:

   Consumer Discretionary        $   1,782      $    -   $       -   $   1,782
   Consumer Staples                  1,052           -           -       1,052
   Energy                              191           -           -         191
   Financials                        1,257           -           -       1,257
   Health Care                         512           -           -         512
   Industrials                         232           -           -         232
   Information Technology            2,401           -           -       2,401
   Materials                            82           -           -          82
   Telecommunication Services          334           -           -         334
Master Limited Partnerships            213           -           -         213
-------------------------------------------------------------------------------
Total                            $   8,056      $    -   $       -   $   8,056
-------------------------------------------------------------------------------

BNY MELLON BRIC
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:

   Consumer Discretionary       $   16,053    $      -   $       -   $   16,053
   Consumer Staples                 12,238           -           -       12,238
   Energy                          132,218           -           -      132,218
   Financials                       59,771           -           -       59,771
   Health Care                       8,808           -           -        8,808
   Industrials                      18,015           -           -       18,015
   Information Technology           52,798           -           -       52,798
   Materials                        70,269           -           -       70,269
   Telecommunication
     Services                      107,380           -           -      107,380
   Utilities                        13,740           -           -       13,740
   Preferred Stocks:
   Consumer Discretionary            3,451           -           -        3,451
   Consumer Staples                 22,127           -           -       22,127
   Energy                           71,662           -           -       71,662
   Financials                       71,185           -           -       71,185
   Industrials                       2,846           -           -        2,846
   Materials                        59,762           -           -       59,762
   Telecommunication
     Services                       15,751           -           -       15,751
   Utilities                        13,143           -           -       13,143
Exchange Traded Funds                  520           -           -          520
-------------------------------------------------------------------------------
Total                           $  751,737    $      -   $       -   $  751,737
-------------------------------------------------------------------------------

BNY MELLON INTERNATIONAL SMALL CAP LDRS
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $     515    $      -   $       -   $      515
   Consumer Staples                    460           -           -          377
   Energy                              349           -           -          349
   Financials                          306           -           -          306
   Health Care                         223           -           -          223
   Industrials                         590           -           -          590
   Information Technology              622           -           -          622
   Materials                           559           -           -          559
   Telecommunication Services          284           -           -          284
   Utilities                           229           -           -          111
-------------------------------------------------------------------------------
Total                            $   4,137    $      -   $       -   $    4,137
-------------------------------------------------------------------------------

OCEAN TOMO GROWTH
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $     166    $      -   $       -   $      166
   Consumer Staples                     84           -           -           84
   Energy                               53           -           -           53
   Health Care                         533           -           -          533
   Industrials                         110           -           -          110
   Information Technology            1,019           -           -        1,019
   Materials                           122           -           -          122
   Telecommunication Services           18           -           -           18
Exchange Traded Funds                    5           -           -            5
-------------------------------------------------------------------------------
Total                            $   2,110    $      -   $       -   $    2,110
-------------------------------------------------------------------------------

OCEAN TOMO PATENT
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $     274    $      -   $       -   $      274
   Consumer Staples                    337           -           -          337
   Energy                              760           -           -          760
   Financials                          310           -           -          310
   Health Care                       1,610           -           -        1,610
   Industrials                         692           -           -          692
   Information Technology            1,826           -           -        1,826
   Materials                           262           -           -          262
   Telecommunication Services          131           -           -          131
   Utilities                            13           -           -           13
-------------------------------------------------------------------------------
Total                            $   6,215    $      -   $       -   $    6,215
-------------------------------------------------------------------------------

                                            Annual Report | August 31, 2009 | 83

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

RAYMOND JAMES SB-1 EQUITY
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:

   Consumer Discretionary        $   4,965    $      -   $       -    $   4,965
   Consumer Staples                    369           -           -          369
   Energy                            5,357           -           -        5,357
   Financials                        7,359           -           -        7,359
   Health Care                       2,481           -           -        2,481
   Industrials                       2,832           -           -        2,832
   Information Technology           10,831           -           -       10,831
   Telecommunication
     Services                        2,173           -           -        2,173
Preferred Stocks                       356           -           -          356
Master Limited Partnerships          2,847           -           -        2,847
-------------------------------------------------------------------------------
Total                            $  39,570    $      -   $       -    $  39,570
-------------------------------------------------------------------------------

SABRIENT DEFENSIVE EQUITY
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $   1,226    $      -   $       -   $    1,226
   Consumer Staples                  2,627           -           -        2,627
   Energy                              147           -           -          147
   Financials                          804           -           -          804
   Health Care                       1,750           -           -        1,750
   Industrials                         982           -           -          982
   Information Technology              456           -           -          456
   Materials                           300           -           -          300
   Telecommunications                2,000           -           -        2,000
   Utilities                         3,986           -           -        3,986
Master Limited Partnerships          1,054           -           -        1,054
Income Trusts                          148           -           -          148
-------------------------------------------------------------------------------
Total                            $  15,480    $      -   $       -   $   15,480
-------------------------------------------------------------------------------

SABRIENT INSIDER
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $  11,352    $      -   $       -   $   11,352
   Consumer Staples                  2,833           -           -        2,833
   Energy                            2,936           -           -        2,936
   Financials                       10,358           -           -       10,358
   Health Care                       6,688           -           -        6,688
   Industrials                       4,935           -           -        4,935
   Information Technology            8,256           -           -        8,256
   Materials                         4,014           -           -        4,014
   Utilities                         3,993           -           -        3,993
Master Limited
Partnerships                         1,073           -           -        1,073
-------------------------------------------------------------------------------
Total                            $  56,438    $      -   $       -   $   56,438
-------------------------------------------------------------------------------

SABRIENT STEALTH
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $     536    $      -   $       -   $      536
   Consumer Staples                    403           -           -          403
   Energy                               78           -           -           78
   Financials                          991           -           -          991
   Health Care                         228           -           -          228
   Industrials                         497           -           -          497
   Information Technology              264           -           -          264
   Materials                           250           -           -          250
   Telecommunications                  110           -           -          110
   Utilities                            49           -           -           49
Income Trusts                            7           -           -            7
Royalty Trusts                          99           -           -           99
Master Limited
Partnerships                            52           -           -           52
-------------------------------------------------------------------------------
Total                            $   3,564    $      -   $       -   $    3,564
-------------------------------------------------------------------------------

ZACKS MID-CAP CORE
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $     392    $      -   $       -   $      392
   Consumer Staples                    271           -           -          271
   Energy                              209           -           -          209
   Financials                          751           -           -          751
   Health Care                         297           -           -          297
   Industrials                         545           -           -          545
   Information Technology              280           -           -          280
   Materials                           322           -           -          322
   Telecommunication
     Services                          131           -           -          131
   Utilities                           316           -           -          316
Master Limited
Partnerships                           604           -           -          604
-------------------------------------------------------------------------------
Total                            $   4,118    $      -   $       -   $    4,118
-------------------------------------------------------------------------------

ZACKS MULTI-ASSET INCOME
-------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1     LEVEL 2     LEVEL 3        TOTAL
-------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary        $   9,072    $      -   $       -   $    9,072
   Consumer Staples                  5,337           -           -        5,337
   Energy                            9,002           -           -        9,002
   Financials                       26,351           -           -       26,351
   Health Care                       2,330           -           -        2,330
   Industrials                       9,260           -           -        9,260
   Information Technology            2,236           -           -        2,236
   Materials                         2,706           -           -        2,706
   Telecommunications                6,034           -           -        6,034
   Utilities                        15,908           -           -       15,908
Preferred Stocks:
   Financials                        6,247           -           -        6,247
   Materials                           686           -           -          686
   Telecommunications                  251           -           -          251
Income Trusts                        1,826           -           -        1,826
Master Limited Partnerships         11,565           -           -       11,565
Closed End Funds                    11,696           -           -       11,696
-------------------------------------------------------------------------------
Total                            $ 120,507    $      -   $       -   $  120,507
-------------------------------------------------------------------------------

84 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

ZACKS SECTOR ROTATION
------------------------------------------------------------------------------
DESCRIPTION                        LEVEL 1    LEVEL 2     LEVEL 3        TOTAL
------------------------------------------------------------------------------
(value in $000s)
Assets:
Common Stocks:
   Consumer Discretionary         $  8,194    $     -  $        -  $     8,194
   Consumer Staples                  5,354          -           -        5,354
   Financials                        4,699          -           -        4,699
   Health Care                       5,561          -           -        5,561
   Industrials                       1,868          -           -        1,868
   Information Technology              865          -           -          865
   Materials                            91          -           -           91
------------------------------------------------------------------------------
Total                             $ 26,632    $     -  $        -  $    26,632
------------------------------------------------------------------------------

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions, except for Zacks Multi-Asset Income which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The net securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds have lent securities outstanding as of August 31, 2009.

(e) SUBSEQUENT EVENTS

Effective August 31, 2009, the Funds adopted Statement of Financial Accounting Standards No. 165 ("SFAS No. 165"), "Subsequent Events". SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Funds have performed an evaluation of subsequent events through October 27, 2009, which is the date the financial statements were issued.

Note 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

FUND                                                                 RATE
--------------------------------------------------------------------------
Beacon Spin-Off                                                      0.50%
BNY Mellon BRIC                                                      0.50%
Ocean Tomo Growth                                                    0.50%
Ocean Tomo Patent                                                    0.50%
Sabrient Defensive Equity                                            0.50%
Sabrient Insider                                                     0.50%
Sabrient Stealth                                                     0.50%
Zacks Mid-Cap Core                                                   0.50%
Zacks Multi-Asset Income                                             0.50%
Zacks Sector Rotation                                                0.50%

Raymond James SB-1 Equity charges a 0.75% unitary management fee and, effective July 27, 2009, BNY Mellon International Small Cap LDRs charges a 0.45% unitary management fee and therefore the Adviser is responsible for all operating costs except for the management fee, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Prior to July 27, 2009, BNY Mellon International Small Cap LDRs employed an expense cap of 0.60%.

In support of the BNY Mellon International Small Cap LDRs organizational and offering costs and expenses associated with marketing and advertising for BNY Mellon International Small Cap LDRs, The Bank of New York Mellon ("BNY") will reimburse the Adviser for certain payments made by the Adviser in respect of the foregoing costs and expenses (excluding fees in respect of services provided by BNY) pursuant to an agreement with the Adviser. The aggregate reimbursement for BNY Mellon International Small Cap LDRs to be made to the Adviser by BNY will not exceed $100,000. As of August 31, 2009, no reimbursements have been made pursuant to this agreement.

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. This transaction was completed on October 14, 2009 (the "Effective Date") and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Adviser.

Under the 1940 Act, the consummation of this transaction resulted in the automatic termination of the Advisory Agreement. Accordingly, on September 28, 2009, the Board of Trustees approved

                                            Annual Report | August 31, 2009 | 85

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

an interim investment advisory agreement between the Trust and the Adviser (the "Interim Advisory Agreement"). The Interim Advisory Agreement took effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date or (b) the approval of a new investment advisory agreement by the shareholders of each Fund. In addition, the advisory fees earned by the Adviser pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust's custodian during the term of the Interim Advisory Agreement. If the Fund's shareholders approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the amount in the escrow account (including any interest earned) with respect to the Fund shall be paid to the Adviser. If the Fund's shareholders do not approve a new advisory agreement with the Adviser prior to the expiration of the term of the Interim Advisory Agreement, the Adviser shall be paid, out of the escrow account with respect to the Fund, the lesser of (i) the Adviser's costs incurred in providing the services under the Interim Advisory Agreement (including any interest earned on that amount while in escrow) with respect to the Fund; or (ii) the total amount in the escrow account (including any interest earned) with respect to the Fund. Other than the effective dates and the provisions set forth above regarding the advisory fees' placement into an escrow account, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreement.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the "New Advisory Agreement") and recommended that the New Advisory Agreement be submitted to the shareholders of the Fund for their approval. The New Advisory Agreement will take effect with respect to the Fund upon its approval by the shareholders of the Fund and will have an initial term of one year. Thereafter, the New Advisory Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund, except for Raymond James SB-1 Equity and BNY Mellon International Small Cap LDRs whose Fund Administration fees are included under the unitary fee:

NET ASSETS                                                              RATE
-----------------------------------------------------------------------------
First $200,000,000                                                    0.0275%
Next $300,000,000                                                     0.0200%
Next $500,000,000                                                     0.0150%
Over $1,000,000,000                                                   0.0100%

For the period ended August 31, 2009, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                    FUND ADMINISTRATION   FUND ADMINISTRATION
                                                EXPENSE        EXPENSE WAIVED

Beacon Spin-Off                         $         2,080        $        2,080
BNY Mellon BRIC                         $       108,143        $            -
BNY Mellon International Small Cap LDRs $           932        $          932
Ocean Tomo Growth                       $           498        $          498
Ocean Tomo Patent                       $         1,611        $        1,611
Sabrient Defensive Equity               $         3,951        $        3,951
Sabrient Insider                        $         6,284        $            -
Sabrient Stealth                        $         1,083        $        1,083
Zacks Mid-Cap Core                      $           909        $          909
Zacks Multi-Asset Income                $        14,603        $            -
Zacks Sector Rotation                   $         9,911        $            -

BNY acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Raymond James SB-1 Equity and BNY Mellon International Small Cap LDRs, (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordi- nary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2011. Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended August 31, 2009, the Adviser waived fees and assumed the following fees and expenses:

                                                                                      POTENTIALLY RECOVERABLE
                                                                                             EXPENSES
                                                                                          EXPIRING AUGUST 31,
----------------------------------------------------------------------------------------------------------------------
                                        ADVISORY FEES            EXPENSES
                                               WAIVED             ASSUMED           2010           2011           2012
----------------------------------------------------------------------------------------------------------------------
Beacon Spin-Off                           $    37,820          $   56,754    $   100,797    $   117,832    $    94,574
BNY Mellon BRIC                           $   248,101          $        -    $    65,050    $    50,207    $   248,101
BNY Mellon International Small Cap LDRs   $    16,939          $   68,226    $         -    $         -    $         -
Ocean Tomo Growth                         $     9,045          $   75,000    $    71,741    $   104,622    $    84,045
Ocean Tomo Patent                         $    29,291          $   71,953    $   105,184    $   112,544    $   101,244
Sabrient Defensive Equity                 $    71,839          $   28,030    $   104,563    $   121,993    $    99,869
Sabrient Insider                          $   110,947          $       -     $   117,082    $   119,878    $   110,947
Sabrient Stealth                          $    19,681          $   91,347    $   123,472    $   124,249    $   111,028
Zacks Mid-Cap Core                        $    16,531          $   90,240    $    70,541    $   107,240    $   106,771
Zacks Multi-Asset Income                  $   150,415          $        -    $   143,284    $   149,173    $   150,415
Zacks Sector Rotation                     $   111,559          $        -    $   127,939    $   162,874    $   111,559

86 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                    LICENSOR
--------------------------------------------------------------------------------
Beacon Spin-Off                                               Beacon Indexes LLC
BNY Mellon BRIC                                      The Bank of New York Mellon
BNY Mellon International Small Cap LDRs              The Bank of New York Mellon
Ocean Tomo Growth                                        Ocean Tomo Capital, LLC
Ocean Tomo Patent                                        Ocean Tomo Capital, LLC
Raymond James SB-1 Equity                       Raymond James & Associates, Inc.
Sabrient Defensive Equity                                  Sabrient Systems, LLC
Sabrient Insider                                           Sabrient Systems, LLC
Sabrient Stealth                                           Sabrient Systems, LLC
Zacks Mid-Cap Core                               Zacks Investment Research, Inc.
Zacks Multi-Asset Income                         Zacks Investment Research, Inc.
Zacks Sector Rotation                            Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap except for BNY Mellon International Small Cap LDRs and Raymond James SB-1 Equity due to the unitary fee.

Note 4 - FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At August 31, 2009, the cost of investments and unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:

                                                                                                                      NET TAX
                                                         COST OF           GROSS TAX            GROSS TAX          UNREALIZED
                                                 INVESTMENTS FOR          UNREALIZED           UNREALIZED        APPRECIATION
                                                    TAX PURPOSES        APPRECIATION         DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Beacon Spin-Off                             $          8,127,217   $       1,081,908    $      (1,153,440)    $       (71,532)
BNY Mellon BRIC                             $        941,418,212   $      11,020,417    $    (200,701,203)    $  (189,680,786)
BNY Mellon International
   Small Cap LDRs                           $          4,030,388   $         241,513    $        (134,727)    $       106,786
Ocean Tomo Growth                           $          2,137,177   $         275,785    $        (302,626)    $       (26,841)
Ocean Tomo Patent                           $          7,445,561   $         296,348    $      (1,526,647)    $    (1,230,299)
Raymond James SB-1 Equity                   $         38,747,592   $       4,543,597    $      (3,720,699)    $        822,898
Sabrient Defensive Equity                   $         16,275,966   $         584,369    $      (1,380,552)    $      (796,183)
Sabrient Insider                            $         49,478,136   $       7,536,693    $        (576,490)    $     6,960,203
Sabrient Stealth                            $          3,043,496   $         634,520    $        (114,247)    $       520,273
Zacks Mid-Cap Core                          $          3,570,663   $         566,628    $         (19,435)    $       547,193
Zacks Multi-Asset Income                    $        107,632,860   $      14,017,165    $      (1,143,398)    $    12,873,767
Zacks Sector Rotation                       $         24,016,023   $       2,947,185    $        (331,353)    $     2,615,832

                                                                  UNDISTRIBUTED
                                                                      LONG-TERM
                                           UNDISTRIBUTED                 GAINS/
                                        ORDINARY INCOME/           (ACCUMULATED
                                            (ACCUMULATED              CAPITAL &
                                          ORDINARY LOSS)            OTHER LOSS)
-------------------------------------------------------------------------------
Beacon Spin-Off                         $        144,758      $    (12,704,050)
BNY Mellon BRIC                         $      8,910,682      $   (131,567,703)
BNY Mellon International Small Cap LDRs $         13,148      $     (2,855,691)
Ocean Tomo Growth                       $         12,086      $       (588,732)
Ocean Tomo Patent                       $         87,094      $       (886,377)
Raymond James SB-1 Equity               $              -      $    (54,672,241)
Sabrient Defensive Equity               $        289,409      $     (7,175,720)
Sabrient Insider                        $        362,479      $    (14,712,895)
Sabrient Stealth                        $          7,176      $    (10,855,356)
Zacks Mid-Cap Core                      $              -      $     (2,219,807)
Zacks Multi-Asset Income                $              -      $    (49,772,862)
Zacks Sector Rotation                   $        186,561      $    (54,192,322)

At August 31, 2009, Ocean Tomo Patent has distributable long-term capital gains of $551.

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period ended August 31, 2009 was as follows:

                                                              DISTRIBUTIONS PAID
                                                            FROM ORDINARY INCOME
--------------------------------------------------------------------------------
Beacon Spin-Off                                                    $     256,800
BNY Mellon BRIC                                                    $  15,996,826
BNY Mellon International Small Cap LDRs                            $      53,100
Ocean Tomo Growth                                                  $       7,000
Ocean Tomo Patent                                                  $     132,900
Sabrient Defensive Equity                                          $     425,000
Sabrient Insider                                                   $     407,866
Sabrient Stealth                                                   $     166,042
Zacks Mid-Cap Core                                                 $      22,028
Zacks Multi-Asset Income                                           $   2,741,673
Zacks Sector Rotation                                              $     283,010

                                                         DISTRIBUTIONS PAID FROM
                                                               RETURN OF CAPITAL
--------------------------------------------------------------------------------
Raymond James SB-1 Equity                                          $     114,603
Zacks Mid-Cap Core                                                 $      10,972
Zacks Multi-Asset Income                                           $   1,272,195

                                            Annual Report | August 31, 2009 | 87

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid during the period ended August 31, 2008 was as follows:

                                                              DISTRIBUTIONS PAID
                                                            FROM ORDINARY INCOME
--------------------------------------------------------------------------------
Beacon Spin-Off                                                    $     239,850
BNY Mellon BRIC                                                    $   4,801,815
BNY Mellon International Small Cap LDRs                            $      37,000
Ocean Tomo Growth                                                  $      17,000
Ocean Tomo Patent                                                  $     240,000
Raymond James SB-1CEF                                              $  14,192,840
Sabrient Defensive Equity                                          $     430,500
Sabrient Insider                                                   $     266,224
Sabrient Stealth                                                   $     240,975
Zacks Mid-Cap Core                                                 $      18,767
Zacks Multi-Asset Income                                           $   2,943,766
Zacks Sector Rotation                                              $     477,579

                                                              DISTRIBUTIONS PAID
                                                              FROM CAPITAL GAINS
--------------------------------------------------------------------------------
Raymond James SB-1 CEF                                             $   4,660,603
Zacks Mid-Cap Core                                                 $         233

                                                         DISTRIBUTIONS PAID FROM
                                                               RETURN OF CAPITAL
--------------------------------------------------------------------------------
Raymond James SB-1 CEF                                             $   1,162,550
Zacks Multi-Asset Income                                           $     881,144
Zacks Sector Rotation                                              $     157,826


At August 31, 2009, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of organizational costs, investments in real estate investments trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

                               UNDISTRIBUTED       ACCUMULATED
                                         NET               NET
                                  INVESTMENT          REALIZED          PAID IN
                                INCOME/(LOSS)       GAIN/(LOSS)          CAPITAL
--------------------------------------------------------------------------------
Beacon Spin-Off                   $  (34,542)   $    1,099,655   $   (1,065,113)
BNY Mellon BRIC                   $        -    $   85,059,323   $  (85,059,323)
BNY Mellon International
   Small Cap LDRs                 $        -    $      (32,569)  $       32,569
Ocean Tomo Growth                 $        -    $            -   $            -
Ocean Tomo Patent                 $     (215)   $      633,583   $     (633,368)
Raymond James SB-1 Equity         $ (162,252)   $   (3,138,377)  $    3,300,629
Sabrient Defensive Equity         $  (24,686)   $     (153,568)  $      178,254
Sabrient Insider                  $ (108,396)   $       38,408   $       69,988
Sabrient Stealth                  $  (19,768)   $      (87,765)  $      107,533
Zacks Mid-Cap Core                $  (34,174)   $     (209,167)  $      243,341
Zacks Multi-Asset Income          $ (865,939)   $  (12,950,467)  $   13,816,406
Zacks Sector Rotation             $     (606)   $    5,363,979   $   (5,363,373)

In Raymond James SB-1 CEF, subsequent to the August 31, 2008 reporting period, it was determined that a reclassification of $585,083 was required between ordinary income and capital gain. This resulted in a recharacterization of $585,083 between distributions paid from net realized gain and distributions paid from return of capital.

In Zacks Sector Rotation, subsequent to the August 31, 2008 reporting period, it was determined that a reclassification of $362,504 was required between ordinary income and capital gain. This resulted in a recharacterization of $157,826 between distributions paid from ordinary income and distributions paid from return of capital.

At August 31, 2009, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                      CAPITAL LOSS   CAPITAL LOSS   CAPITAL LOSS
                                          EXPIRING       EXPIRING       EXPIRING
                                           IN 2015        IN 2016        IN 2017
--------------------------------------------------------------------------------
Beacon Spin-Off                       $          -  $      41,750  $   6,122,357
BNY Mellon BRIC                       $          -  $     582,151  $  26,015,805
BNY Mellon International Small
   Cap LDRs                           $          -  $      35,516  $     672,056
Ocean Tomo Growth                     $          -  $      14,284  $      11,895
Raymond James SB-1 Equity             $          -  $           -  $  33,491,360
Sabrient Defensive Equity             $          -  $     239,904  $   2,336,591
Sabrient Insider                      $     28,269  $   1,378,798  $   5,712,748
Sabrient Stealth                      $     35,224  $   3,606,209  $   5,415,545
Zacks Mid-Cap Core                    $          -  $     121,302  $   1,079,851
Zacks Multi-Asset Income              $          -  $   7,675,096  $  13,856,561
Zacks Sector Rotation                 $     86,545  $   3,469,117  $  35,883,155

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended August 31, 2009, the following Funds incurred and will elect to defer net capital losses as follows:

                                                                    POST-OCTOBER
                                                                          LOSSES
--------------------------------------------------------------------------------
Beacon Spin-Off                                                    $   6,539,943
BNY Mellon BRIC                                                    $ 104,969,747
BNY Mellon International Small Cap LDRs                            $   2,148,119
Ocean Tomo Growth                                                  $     562,553
Ocean Tomo Patent                                                  $     886,928
Raymond James SB-1 Equity                                          $  21,180,881
Sabrient Defensive Equity                                          $   4,599,225
Sabrient Insider                                                   $   7,593,080
Sabrient Stealth                                                   $   1,798,378
Zacks Mid-Cap Core                                                 $   1,018,654
Zacks Multi-Asset Income                                           $  28,241,205
Zacks Sector Rotation                                              $  14,753,505

For all open tax years and all major jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

88 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

Note 5 - INVESTMENT TRANSACTIONS:

For the period ended August 31, 2009, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
Beacon Spin-Off                                 $     7,072,771  $     7,168,654
BNY Mellon BRIC                                 $    78,609,913  $    84,911,220
BNY Mellon International Small Cap LDRs         $     3,844,626  $     3,876,757
Ocean Tomo Growth                               $     1,168,211  $     1,162,403
Ocean Tomo Patent                               $     1,981,821  $     2,001,600
Raymond James SB-1 Equity                       $   101,782,141  $   101,507,613
Sabrient Defensive Equity                       $    14,517,044  $    14,403,174
Sabrient Insider                                $    22,858,351  $    22,924,634
Sabrient Stealth                                $     8,060,831  $     8,162,220
Zacks Mid-Cap Core                              $     6,994,575  $     7,003,516
Zacks Multi-Asset Income                        $    75,505,910  $    73,702,991
Zacks Sector Rotation                           $   103,304,065  $   103,155,043

For the period ended August 31, 2009, in-kind transactions were as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
Beacon Spin-Off                                 $             -  $     2,479,565
BNY Mellon BRIC                                 $   309,852,897  $   219,397,666
BNY Mellon International Small Cap LDRs         $     1,618,135  $     2,189,700
Ocean Tomo Growth                               $             -  $             -
Ocean Tomo Patent                               $             -  $     1,887,224
Raymond James SB-1 Equity                       $     6,942,963  $   126,585,712
Sabrient Defensive Equity                       $     4,079,958  $     1,794,326
Sabrient Insider                                $    48,615,327  $    21,603,472
Sabrient Stealth                                $     1,220,484  $     3,262,388
Zacks Mid-Cap Core                              $     2,711,137  $     2,615,162
Zacks Multi-Asset Income                        $   114,109,969  $    45,840,526
Zacks Sector Rotation                           $     9,070,403  $    47,637,260

Note 6 - DERIVATIVES:

In March 2008, the FASB issued SFAS No. 161 ("SFAS No. 161"), "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows.

The Funds may enter into exchange-traded futures and options contracts and swap agreements to seek performance that corresponds to its Index and to manage cash flows.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold", or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

                                            Annual Report | August 31, 2009 | 89

Claymore Exchange-Traded Fund Trust | NOTES TO FINANCIAL STATEMENTS continued

The adoption of SFAS No. 161 had no impact to the financial statements as the Funds did not hold derivative instruments during the period ended August 31, 2009.

Note 7 - CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 8 - DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 9 - INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 - ACCOUNTING PRONOUNCEMENT:

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No 162" ("SFAS 168"). SFAS 168 replaces SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" and establishes the "FASB Accounting Standards Codification(TM)" ("Codification") as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund evaluated this new statement, and has determined that it will not have a significant impact on the Fund's financial statements.

Note 11 - SUBSEQUENT EVENTS:

Subsequent to August 31, 2009, the board of trustees declared the following dividends payable on September 30, 2009 to shareholders of record on September 28, 2009. The dividend rates per common share were as follows:

FUND                                                                        RATE
--------------------------------------------------------------------------------
Zacks Multi-Asset Income                                              $    0.228

90 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF CLAYMORE EXCHANGE-TRADED FUND TRUST

We have audited the accompanying statements of assets and liabilities of Claymore/Beacon Spin-Off ETF, Claymore/BNY Mellon BRIC ETF, Claymore/BNY Mellon International Small Cap LDRs ETF, Claymore/Ocean Tomo Growth Index ETF, Claymore/Ocean Tomo Patent ETF, Claymore/Raymond James SB-1 Equity ETF, Clay-more/Sabrient Defensive Equity Index ETF, Claymore/Sabrient Insider ETF, Claymore/Sabrient Stealth ETF, Claymore/Zacks Mid-Cap Core ETF, Claymore/Zacks Multi-Asset Income Index ETF, Claymore/Zacks Sector Rotation ETF (twelve of the portfolios constituting the Claymore Exchange-Traded Fund Trust) (collectively, the Funds), including the portfolios of investments, as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective twelve Funds comprising the Claymore Exchange-Traded Fund Trust at August 31, 2009, and the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
October 27, 2009

                                            Annual Report | August 31, 2009 | 91

Claymore Exchange-Traded Fund Trust | Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2010, Shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by Shareholders in the calendar year 2009.

Claymore/BNY Mellon BRIC ETF intends to designate $513,128 of foreign tax withholding on foreign source income of $16,933,118.

The Trust's investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

                              QUALIFIED DIVIDEND     DIVIDENDS RECEIVED
                                          INCOME              DEDUCTION
------------------------------------------------------------------------
Beacon Spin-Off                              100%                   100%
BNY Mellon BRIC                               95%                     0%
BNY Mellon International
   Small Cap LDRs                            100%                   100%
Ocean Tomo Growth                            100%                   100%
Ocean Tomo Patent                            100%                    84%
Raymond James SB-1 Equity                      0%                     0%
Sabrient Defensive Equity                    100%                    85%
Sabrient Insider                              88%                    87%
Sabrient Stealth                              89%                    88%
Zacks Mid-Cap Core                           100%                   100%
Zacks Multi-Asset Income                      88%                    56%
Zacks Sector Rotation                        100%                   100%

TRUSTEES

The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

NAME, ADDRESS*, YEAR       TERM OF OFFICE**   PRINCIPAL OCCUPATIONS DURING               NUMBER OF FUNDS IN
OF BIRTH AND POSITION(S)   AND LENGTH OF      THE PAST FIVE YEARS AND                    THE FUND COMPLEX***  OTHER DIRECTORSHIPS
HELD WITH REGISTRANT       TIME SERVED        OTHER AFFILIATIONS                         OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes          Since 2006         Private Investor (2001-present).                 43                   None
Year of Birth: 1951                           Formerly, Senior Vice President and
Trustee                                       Treasurer, PepsiCo, Inc. (1993-1997),
                                              President, Pizza Hut International
                                              (1991-1993) and Senior Vice President,
                                              Strategic Planning and New Business
                                              Development (1987-1990) of PepsiCo, Inc.
                                              (1987-1997).
---------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg           Since 2006         Partner of Nyberg & Cassioppi, LLC, a            46                   None
Year of Birth: 1953                           law firm specializing in corporate law,
Trustee                                       estate planning and business
                                              transactions (2000-present). Formerly,
                                              Executive Vice President, General
                                              Counsel and Corporate Secretary of Van
                                              Kampen Investments (1982-1999).
---------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2006         Retired. Formerly, Vice President,               43                   None
Year of Birth: 1958                           Manager and Portfolio Manager of Nuveen
Trustee                                       Asset Management (1998-1999), Vice
                                              President of Nuveen Investment Advisory
                                              Corp. (1992-1999), Vice President and
                                              Manager of Nuveen Unit Investment Trusts
                                              (1991-1999), and Assistant Vice
                                              President and Portfolio Manager of
                                              Nuveen Unit Investment Trusts
                                              (1988-1999), each of John Nuveen & Co.,
                                              Inc. (1982-1999).
---------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

As of October 14, 2009, Nicholas Dalmaso resigned his position as Trustee for the Trust.

92 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust | SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS

The Principal Executive Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND   TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT    LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                   Since 2008              Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                         Advisors, LLC and Claymore Securities, Inc. Chief Executive Officer of
Chief Executive Officer                                     certain other funds in the Fund Complex (2008-present); Formerly,
                                                            Managing Director in charge of Research, Nuveen Asset Management
                                                            (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                      Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                         Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Accounting Officer,                                   Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors,
Chief Financial Officer and                                 LLC and Claymore Securities, Inc. (2003-2005); Formerly, Treasurer of
Treasurer                                                   Henderson Global Funds and Operations Manager for Henderson Global
                                                            Investors (NA) Inc., (2002-2003); Formerly, Managing Director,
                                                            FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                   Since 2008              Senior Managing Director and General Counsel of Claymore Advisors, LLC,
Year of birth: 1959                                         Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Chief
Chief Legal Officer                                         Legal Officer of certain other funds in the Fund Complex. Formerly,
                                                            Associate General Counsel and Assistant Corporate Secretary of NYSE
                                                            Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                         Since 2006              Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                         (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                    of Harris Investment Management, Inc. (2003-2006). Director-Compliance
                                                            of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                   Since 2006              Vice President and Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                         (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                   Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III              Since 2006              Managing Director of Claymore Advisors, LLC (2005-present). Formerly,
Year of Birth: 1965                                         Vice President of Product Management at Northern Trust Global
Vice President                                              Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                         Since 2006              Managing Director (2006-present), Vice President (2003-2006) of Claymore
Year of Birth: 1967                                         Advisors, LLC. Formerly, Assistant Vice President, First Trust
Vice President                                              Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                            Annual Report | August 31, 2009 | 93

Claymore Exchange-Traded Fund Trust

Board Considerations Regarding the Re-Approval of the
INVESTMENT ADVISORY AGREEMENT |

On July 23 and August 3, 2009, the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of those trustees who are not "interested persons" as defined by the Investment Company Act of 1940) of the Board of Trustees (the "Board") of the Claymore Exchange-Traded Fund Trust (the "Trust," with the separate series thereof referred to individually as a "Fund" and collectively as the "Funds") met independently of the Funds' management and of the interested trustee of the Board to consider the renewal of the investment advisory agreement ("Investment Advisory Agreement") between the Trust and Claymore Advisors, LLC (the "Adviser") on behalf of the following Funds:

CLAYMORE EXCHANGE-TRADED FUND TRUST
-----------------------------------
CLAYMORE/BEACON SPIN-OFF ETF
CLAYMORE/ZACKS MULTI-ASSET INCOME ETF
CLAYMORE/ZACKS MID-CAP CORE ETF
CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF
CLAYMORE/BNY MELLON BRIC ETF
CLAYMORE/SABRIENT INSIDER ETF
CLAYMORE/OCEAN TOMO PATENT ETF
CLAYMORE/OCEAN TOMO GROWTH INDEX ETF
CLAYMORE/SABRIENT STEALTH ETF
CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP LDRS ETF
CLAYMORE/ZACKS SECTOR ROTATION ETF
CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser and independent legal counsel. The members of the Committee also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information and a supplemental request for information to the Adviser. The Adviser provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Committee in assessing the nature and quality of services provided, information comparing the investment performance, advisory fees and total expenses of the Funds to other exchange-traded funds ("ETFs"), information about the Adviser's financial position and the profitability from the Investment Advisory Agreement to the Adviser and the compliance program of the Adviser.

The Committee considered that on July 17, 2009, Claymore Group Inc., the parent company of the Adviser ("Claymore Group"), entered into an agreement and plan of merger with subsidiaries of Guggenheim Partners, LLC ("Guggenheim"), pursuant to which Claymore Group and its associated entities, including the Adviser, will become indirect subsidiaries of Guggenheim (the "Transaction") upon the closing of the Transaction. The Committee considered that it had been advised that the closing of the Transaction would cause the automatic termination of the Investment Advisory Agreement pursuant to its terms and, accordingly, that it would be necessary for the Committee to consider the approval of a new investment advisory and agreement with the Adviser ("New Advisory Agreement"), in order for the Adviser to continue to provide services to the Funds. The Committee also considered that if the Transaction did not take place that Claymore would have a need for additional working capital. The Committee noted that the Adviser and Guggenheim were in the process of providing information regarding the Transaction to the Committee and that the Committee would hold a meeting in the near future to review such information and to consider the approval of the New Advisory Agreement.

Based upon their review, the Committee and the Board concluded that it was in the best interests of the Funds to renew the Investment Advisory Agreement and, accordingly, recommend to the Board the renewal of the Investment Advisory Agreement for a period of ninety days pending a meeting in the near future to consider the approval of the New Advisory Agreement. In reaching this conclusion for the Funds, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

INVESTMENT ADVISORY AGREEMENT

In evaluating the nature, extent and quality of the Adviser's services, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's organization and the background and experience of the persons responsible for the day-to-day management of the Funds. The Board also considered the secondary market support provided by the Adviser to the Funds, including the Adviser's efforts to educate investment professionals about the Funds and other funds sponsored by the Adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company's guaranty of the Adviser's financial obligations under the Investment Advisory Agreement. The Board reviewed information on the performance of the Funds and the performance of their benchmark indices. The Board also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance. The Board concluded that each of the Funds is correlated to its underlying index and that the tracking error for each Fund was within a reasonable range in that Fund's particular circumstances. Based on its review, the Board found that the nature and extent of services provided to the Funds under the Investment Advisory Agreement was appropriate and that the quality was satisfactory.

The Board reviewed and discussed the information provided by the Adviser on each Fund's advisory fee and expense ratio, as compared to comparable ETFs provided by the Adviser. The Board reviewed the annual advisory fees for the Funds and noted that the Adviser had contractually agreed to waive the fee and/or reimburse expenses to absorb certain annual operating expenses of all but one of the Funds (excluding interest expenses, a portion of each Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund's business) over a certain amount. For the Claymore/Raymond James SB-1 Equity ETF, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the range of the ETF peer funds. The Board concluded that the advisory fee for each Fund was reasonable under the circumstances and in light of the quality of services provided and the expense waiver and reimbursement agreements in place.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement, as well as the fees waived and expenses reimbursed by the Adviser for the Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds, which resulted in no profit to the Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board reviewed each Fund's asset size, expense ratio, expense waiver and reimbursement agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser's statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that fee levels were appropriate.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue, but the Board concluded that the advisory fees were reasonable taking into account any benefits from such administration agreements.

OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Investment Advisory Agreement continue to be fair and reasonable and that the continuation of the Investment Advisory Agreement is in the best interests of the Funds.

94 | Annual Report | August 31, 2009

Claymore Exchange-Traded Fund Trust

Trust INFORMATION |

BOARD OF TRUSTEES      OFFICERS                      INVESTMENT ADVISER
Randall C. Barnes      J. Thomas Futrell             Claymore Advisors, LLC
                       Chief Executive Officer       Lisle, IL
Ronald A. Nyberg
                       Steven M. Hill                DISTRIBUTOR
Ronald E. Toupin, Jr.  Chief Accounting Officer,     Claymore Securities, Inc.
                       Chief Financial               Lisle, IL
                       Officer and Treasurer
                                                     ADMINISTRATOR
                       Kevin M. Robinson             Claymore Advisors, LLC
                       Chief Legal Officer           Lisle, IL

                       Bruce Saxon                   ACCOUNTING AGENT, CUSTODIAN
                       Chief Compliance Officer      AND TRANSFER AGENT
                       Melissa J. Nguyen             The Bank of New York Mellon
                       Secretary                     New York, NY

                       William H. Belden III         LEGAL COUNSEL
                       Vice President                Dechert LLP
                                                     NewYork, NY
                       Chuck Craig
                       Vice President                INDEPENDENT REGISTERED
                                                     PUBLIC ACCOUNTING FIRM
                                                     Ernst & Young LLP
                                                     Chicago, IL

================================================================================
PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

o    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling
(888) 949-3837, by visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                            Annual Report | August 31, 2009 | 95

Claymore Exchange-Traded Fund Trust

About the TRUST ADVISER

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management and/or servicing on approximately $11.3 billion in assets as of June 30, 2009. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST OVERVIEW

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 20 separate exchange-traded "index funds" as of August 31, 2009. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837. ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.

CLAYMORE SECURITIES, INC.

2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (10/09)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-001-AR-0809

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended any provision of its Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)  (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

     (2)  Not applicable.

     (3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee as defined in Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $245,306 and $253,577 for the fiscal years ending August 31, 2009 and August 31, 2008, respectively

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for security counts, were $0 and $0 for the fiscal years ending August 31, 2009 and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $72,000 and $66,000 for the fiscal years ending August 31, 2009 and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending August 31, 2009 and August 31, 2008, respectively.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.


     (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $72,000 and $66,000 for the fiscal years ending August 31, 2009, and August 31, 2008, respectively.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and
       Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:  /s/ J. Thomas Futrell
     -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 5, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
     -----------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    November 5, 2009

By:  /s/ Steven M. Hill
     -----------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    November 5, 2009